UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07215

Exact name of registrant as specified in charter:	Prudential Investment Portfolios, Inc. 17

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2017

Date of reporting period:	10/31/2017

Item 1 – Reports to Stockholders

     PRUDENTIAL TOTAL RETURN BOND FUND

ANNUAL REPORT

OCTOBER 31, 2017

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Total return

Highlights

•	The Fund significantly outperformed the Bloomberg Barclays US Aggregate Bond Index during the reporting period, mostly because of strong sector allocation and security selection.

•

Sector allocation was the largest positive contributor to the Fund’s performance, led by overweight positions in credit sectors, including high yield corporate bonds, investment-grade corporate bonds, commercial mortgage-backed securities, and emerging markets debt.

•	During the reporting period, the Fund’s currency positioning detracted marginally from performance.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2017 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PRUDENTIAL FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved renaming the Fund’s Class Q shares as Class R6 shares, effective on or about June 15, 2018. The renaming of Class Q shares as Class R6 shares will not result in any changes to pricing, eligibility, or shareholder rights and obligations. The renamed Class R6 shares will not be exchangeable with Class R6 shares of the Prudential Day One Funds or the Prudential 60/40 Allocation Fund.

LR993

Prudential Total Return Bond Fund	3

PRUDENTIAL FUNDS — UPDATE

Effective on or about June 1, 2018 (the “Effective Date”), the Fund’s Class A, Class C, Class R, and Class Z shares, as applicable, will be closed to investments by new group retirement plans, except as discussed below. Existing group retirement plans as of the Effective Date may keep their investments in their current share class and may continue to make additional purchases or exchanges of that class of shares. As of the Effective Date, all new group retirement plans wishing to add the Fund as a new addition to the plan generally will be into one of the available Class Q shares, Class R2 shares, or Class R4 shares of the Fund.

In addition, on or about the Effective Date, the Class R shares of the Fund will be closed to all new investors, except as discussed below. Due to the closing of the Class R shares to new investors, effective on or about the Effective Date new IRA investors may only purchase Class A, Class C, Class Z, or Class Q shares of the Fund, subject to share class eligibility. Following the Effective Date, no new accounts may be established in the Fund’s Class R shares and no Class R shares may be purchased or acquired by any new Class R shareholder, except as discussed below.

	Class A	Class C	Class Z	Class R
Existing Investors (Group Retirement Plans, IRAs, and all other investors)	No Change	No Change	No Change	No Change
New Group Retirement Plans	Closed to group retirement plans wishing to add the share classes as new additions to plan menus on or about June 1, 2018, subject to certain exceptions below
New IRAs	No Change	No Change	No Change	Closed to all new investors on or about June 1, 2018, subject to certain exceptions below
All Other New Investors	No Change	No Change	No Change

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However, the following new investors may continue to purchase Class A, Class C, Class R, and Class Z shares of the Fund, as applicable:

•	Eligible group retirement plans who are exercising their one-time 90-day repurchase privilege in the Fund will be permitted to purchase such share classes.
•

Plan participants in a group retirement plan that offers Class A, Class C, Class R, or Class Z shares of the Fund as of the Effective Date will be permitted to purchase such share classes of the Fund, even if the plan participant did not own shares of that class of the Fund as of the Effective Date.

•

Certain new group retirement plans will be permitted to offer such share classes of the Fund after the Effective Date, provided that the plan has or is actively negotiating a contractual agreement with the Fund’s distributor or service provider to offer such share classes of the Fund prior to or on the Effective Date.

•

New group retirement plans that combine with, replace, or are otherwise affiliated with a current plan that invests in such share classes prior to or on the Effective Date will be permitted to purchase such share classes.

The Fund also reserves the right to refuse any purchase order that might disrupt management of the Fund or to otherwise modify the closure policy at any time on a case-by-case basis.

Prudential Total Return Bond Fund	5

This Page Intentionally Left Blank

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Total Return Bond Fund informative and useful. The report covers performance for the 12-month period ended October 31, 2017.

Significant events during the reporting period included a new US president, followed by uncertainty in Congress over implementing the Trump administration’s policy initiatives. Elsewhere, Britain began its formal legal process to leave the European Union. France elected a more centrist president, which was viewed as a pro-euro referendum. North Korea’s missile launches escalated geopolitical tensions. Also, late in the period, a series of hurricanes caused damage in the US and the Caribbean.

Despite some turbulence in the macro-environment, solid economic fundamentals in the US economy included moderate gross domestic product expansion, robust employment, and accelerating corporate profit growth. Inflation remained tame. The Federal Reserve raised its federal funds rate twice in 2017, and is in the process of winding down its stimulus program.

Global economic growth remained mostly positive. Equities in the US reached new highs amid low volatility, while international equities posted strong gains. European stocks continued to gain. Asian markets were solid, and emerging markets outperformed most regions. Fixed income markets were mixed. High yield and emerging markets bonds were the top performers.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, and build a diversified plan that’s right for you and make adjustments when necessary.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. We’re part of PGIM, a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Total Return Bond Fund

December 15, 2017

Prudential Total Return Bond Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/17 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–1.43	2.24	5.26	—
Class B	–2.26	2.48	5.23	—
Class C	1.46	2.40	5.05	—
Class Q	3.51	3.53	N/A	5.12 (12/27/10)
Class R	2.96	2.92	N/A	5.43 (1/14/08)
Class Z	3.42	3.44	6.00	—
Bloomberg Barclays US Aggregate Bond Index	0.90	2.04	4.19	—
Lipper Core Plus Bond Funds Average	2.26	2.49	4.71	—

	Average Annual Total Returns as of 10/31/17 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	3.22	3.18	5.74	—
Class B	2.71	2.66	5.23	—
Class C	2.45	2.40	5.05	—
Class Q	3.51	3.53	N/A	5.12 (12/27/10)
Class R	2.96	2.92	N/A	5.43 (1/14/08)
Class Z	3.42	3.44	6.00	—
Bloomberg Barclays US Aggregate Bond Index	0.90	2.04	4.19	—
Lipper Core Plus Bond Funds Average	2.26	2.49	4.71	—

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Total Return Bond Fund (Class Z shares) with a similar investment in the Bloomberg Barclays US Aggregate Bond Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (October 31, 2007) and the account values at the end of the current fiscal year (October 31, 2017), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for Class A, Class B, Class C, Class Q, and Class R shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to the inception date for the indicated share class.

Prudential Total Return Bond Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A*	Class B**	Class C*	Class Q	Class R*	Class Z*
Maximum initial sales charge	4.50% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr. 1) 4.00% (Yr. 2) 3.00% (Yr. 3) 2.00% (Yr. 4) 1.00% (Yr. 5) 1.00% (Yr. 6) 0.00% (Yr. 7)	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00% (0.75% currently)	1.00%	None	0.75% (0.50% currently)	None

*Certain share classes will be generally closed to investments by new group retirement plans effective on or about June 1, 2018. Please see the “PRUDENTIAL FUNDS—UPDATE” on page 4 of this report for more information.

**Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Bloomberg Barclays US Aggregate Bond Index—The Bloomberg Barclays US Aggregate Bond Index is unmanaged and represents securities that are SEC-registered, taxable, and dollar denominated. It covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The average annual total returns for the Index measured from the month-end closest to the inception date of the Fund’s Class Q shares through 10/31/17 are 3.23% and 4.04% for Class R shares.

Lipper Core Plus Bond Funds Average—The Lipper Core Plus Bond Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Core Plus Bond Funds universe for the periods noted. Funds in the Lipper Average invest at least 65% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high yield, global, and emerging market debt. These funds maintain dollar-weighted average maturities of five to 10 years. The average annual total returns for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class Q shares through 10/31/17 are 3.83% and 4.61% for Class R shares.

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Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Distributions and Yields as of 10/31/17
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.53	2.15	2.08
Class B	0.46	1.75	1.36
Class C	0.42	1.51	1.51
Class Q	0.58	2.60	2.60
Class R	0.50	1.99	1.69
Class Z	0.57	2.51	2.46

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements).

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses.

Credit Quality expressed as a percentage of total investments as of 10/31/17 (%)
AAA	42.1
AA	7.3
A	15.8
BBB	19.6
BB	5.7
B	4.3
CCC	0.2
Not Rated	4.9
Cash/Cash Equivalents	0.0
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

Prudential Total Return Bond Fund	11

Strategy and Performance Overview

How did the Fund perform?

The Prudential Total Return Bond Fund’s Class Z shares returned 3.42% for the 12-month period ended October 31, 2017, outperforming the 0.90% return of the Bloomberg Barclays US Aggregate Bond Index (the Index) and the 2.26% return of the Lipper Core Plus Bond Funds Average.

What were market conditions?

•

At the beginning of the reporting period, the markets had to digest a US presidential election in which Republican candidate Donald Trump bested Democratic candidate Hillary Clinton. The outcome caused global equities to rally and interest rates to rise, as investors anticipated a buoyant US economy, based on their expectations of a pro-business and pro-growth Trump administration. Meanwhile, breakeven inflation rates moved higher as consumer confidence reached its highest level since 2001. (The breakeven inflation rate is a market-based measure of expected inflation.)

•

The first quarter of 2017 was dominated by rising expectations for growth and inflation, as well as signals from the European Central Bank about the potential for further tapering of its asset purchases and/or possible interest rate hikes. Additionally, the Federal Reserve (Fed) raised rates in March and continued to signal that further increases lay ahead. Nevertheless, interest rates in the US, Europe, and Japan generally stopped rising and credit spreads compressed. (Spreads are yield differentials between bonds of comparable maturity.) In this environment, investment-grade corporate bonds generated modestly positive returns, while high yield corporate bonds and emerging markets debt produced slightly stronger gains.

•

During the second quarter, bond market returns were respectable, led by higher yielding/more economically sensitive sectors. The Fed unveiled its plan to start trimming its balance sheet before year-end 2017, while Washington, DC was bogged down in political intrigue, hearings and investigations, as well as the normal legislative hurdles. Policy disappointment, along with modestly softer economic data, resulted in a modest decline in long-term US interest rates.

•

During the third quarter, the US economy grew at a robust 3% pace for the second consecutive quarter, due in part to a buildup of business inventories. Underlying private-sector domestic demand slowed, likely dampened by the effects of Hurricanes Harvey and Irma. However, strong job gains continued to support consumer spending. Tax reform, if enacted, seemed likely to provide additional support to an already-solid growth outlook.

•

In October, broad-based economic momentum continued, as monthly volatility in US economic data, driven by the hurricanes, largely subsided. Underlying growth remained solid, although perhaps a bit less than the third quarter’s 3% pace might suggest.

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Which strategies helped the Fund’s performance?

•	The Fund significantly outperformed the Index during the reporting period, mostly because of strong sector allocation and security selection.

•

Sector allocation was the largest positive contributor to the Fund’s performance, led by overweight positions in credit sectors, including high yield corporate bonds, investment-grade corporate bonds, commercial mortgage-backed securities (CMBS), and emerging markets debt.

•

Security selection also added to relative returns, nearly matching the contribution of sector allocation. The Fund benefited most from its positioning in non-agency mortgage-backed securities, collateralized loan obligations (CLOs), emerging markets securities, and CMBS.

•

Positioning within corporate bonds, specifically foreign non-corporate bonds, and bonds in the electric utilities sectors added to performance. Among foreign non-corporate bonds, overweights in Portugal, Greece, and Albania were positive. Contributors in the electric utilities sector included the Fund’s overweights in Dynegy and NRG Energy.

•

The Fund benefited from its curve flattener bias as the overall yield curve flattened. The Fund was short the front end of the yield curve, mainly the two-year segment and shorter, and was long the belly of the curve, which is largely the beyond the five-year segment. The Fund had this curve flattener bias for most of the period.

Which strategies detracted from the Fund’s performance?

•

The Fund occasionally features a modest notional exposure to non-US dollar currencies primarily across a diversified basket of currencies in faster-growing emerging and developed countries with positioning that features an overweight to the US dollar. During the reporting period, the Fund’s currency positioning detracted marginally from performance.

•	Security selection within US Treasuries hampered relative results.

•

Within corporate bonds, security selection in the retailers & restaurants and finance sectors dampened performance. Among retailers & restaurants, detractors included overweights in Sally Beauty Holdings, L Brands, and CVS Health. Within finance, an overweight in CIT Group detracted from performance.

•

In addition, the Fund was modestly hurt by its strategy to manage duration, which is a measure of the interest rate sensitivity of a bond portfolio or debt securities that is expressed as number of years. The strategy’s total active duration positioning ranged from just near neutral to 0.7 years long during the period, ending October at around +0.6 years.

Prudential Total Return Bond Fund	13

Strategy and Performance Overview (continued)

Did the Fund use derivatives and how did they affect performance?

•

During the reporting period, the Fund utilized derivative instruments. Interest rate derivatives were additive to performance, currency derivatives were modestly negative, and credit derivatives had a negligible impact. For additional information regarding the Fund’s derivative exposures, please refer to the Fund’s Financial Statements.

Current outlook

•

Now that the Fed has begun to taper reinvestments of the maturing Treasuries and mortgage-backed securities on its balance sheet, PGIM Fixed Income expects it to resume gradual rate hikes by raising interest rates 25 basis points at the December policy meeting and then three times in 2018. (A basis point is 1/100th of a percent.) There are risks to this outlook if, for example, the Republicans’ tax package turns out to be more stimulative in 2018 than expected. Modest downside risks include the possibility the housing market will react more sharply than expected to potential tax law changes.

•

Significant turnover at the Fed creates additional uncertainty over the likely path of rate hikes going forward. Trump’s nomination of current Governor Jerome Powell to be the next Fed chair appeased the market, as he is considered likely to provide continuity with the cautious, gradual policies of Janet Yellen’s term.

•

In investment-grade corporate bonds, PGIM Fixed Income continues to favor US financials over industrials, especially US money center banks, given their strong capital requirements, generally solid earnings, and lower event risk. Within industrials, the focus is on names where an “event” has passed as issuers of higher-quality corporate bonds continue to add debt and consolidation remains a concern. Overall, US-centric issuers are favored over multinationals or exporters that are vulnerable to potential protectionist trade policies. The Fund remains overweight BBB-rated issuers because PGIM Fixed Income considers the spread pickup attractive based on expectations of steady economic growth.

•

Select high yield bonds offer value, as high yield spreads broadly speaking are likely to tighten over the near term. However, PGIM Fixed Income believes valuations are vulnerable in the longer term. Default rates outside of the retail sector should remain benign through 2018. Meanwhile, mergers and acquisitions have generally been positive for high yield credits and they are expected to increase under Republican oversight. However, several macro concerns could weigh on the high yield bond market, including uncertainty about China, North Korea, the Middle East, and the Fed. Donald Trump’s anti-globalization policies and his unpredictable positions should also elevate risk premiums.

•

Within structured products, PGIM Fixed Income continues to find value in consumer loan securitizations from originators that focus on income-verified underwriting, as well as select subprime auto loans and private refinance student loans. PGIM Fixed Income also likes high-quality credit roll-down plays in AAA-rated five- to six-year bank credit cards,

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five-year prime auto revolver loans, and equipment loans that earn a decent return in a flat market environment and would be defensive in a sell-off. In addition, PGIM Fixed Income favors seasoned higher-quality CMBS with solid structural support and is opportunistically adding new production CMBS. PGIM Fixed Income also favors select seasoned non-agency mortgages and senior tranches of CLOs.

•	The Fund remains generally defensive in the emerging markets, favoring select hard-currency bonds with limited commodity exposure and local emerging markets bonds in select countries.

•

US government-related sectors, including Treasuries, agency bonds, and agency mortgage-backed securities, remain a significant underweight as PGIM Fixed Income finds more compelling value in the aforementioned sectors.

Prudential Total Return Bond Fund	15

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2017. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional

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expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Total Return Bond Fund		Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,026.80	0.76%	$3.88
	Hypothetical	$1,000.00	$1,021.37	0.76%	$3.87
Class B	Actual	$1,000.00	$1,024.90	1.26%	$6.43
	Hypothetical	$1,000.00	$1,018.85	1.26%	$6.41
Class C	Actual	$1,000.00	$1,023.60	1.51%	$7.70
	Hypothetical	$1,000.00	$1,017.59	1.51%	$7.68
Class Q	Actual	$1,000.00	$1,028.60	0.41%	$2.10
	Hypothetical	$1,000.00	$1,023.14	0.41%	$2.09
Class R	Actual	$1,000.00	$1,026.10	1.01%	$5.16
	Hypothetical	$1,000.00	$1,020.11	1.01%	$5.14
Class Z	Actual	$1,000.00	$1,028.10	0.51%	$2.61
	Hypothetical	$1,000.00	$1,022.63	0.51%	$2.60

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2017, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2017 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

Prudential Total Return Bond Fund	17

Schedule of Investments

as of October 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
LONG-TERM INVESTMENTS 98.8%

ASSET-BACKED SECURITIES 23.1%

Automobiles 0.3%
Avis Budget Rental Car Funding AESOP LLC,
Series 2015-2A, Class A, 144A	2.630%		12/20/21		13,600	$13,629,172
Series 2016-1A, Class A, 144A	2.990		06/20/22		6,500	6,566,752
Exeter Automobile Receivables Trust, Series 2016-1A, Class A, 144A	2.350		07/15/20		1,644	1,646,946
Hertz Vehicle Financing II LP, Series 2015-1A, Class A, 144A	2.730		03/25/21		19,000	18,981,110
Hertz Vehicle Financing LLC, Series 2016-2A, Class A, 144A	2.950		03/25/22		10,900	10,899,722
OneMain Direct Auto Receivables Trust,
Series 2016-1A, Class A, 144A	2.040		01/15/21		4,496	4,501,384
Series 2017-1A, Class A, 144A	2.160		10/15/20		31,952	31,897,694

						88,122,780

Collateralized Loan Obligations 18.6%
Adagio CLO,
Series IV-A, Class A1R, 144A	0.660	(cc)	10/15/29	EUR	12,800	14,914,174
Series IV-A, Class A2R, 144A	1.100		10/15/29	EUR	1,400	1,632,270
AIMCO CLO (Cayman Islands), Series 2015-AA, Class A1, 144A, 3 Month LIBOR + 1.700%	3.059	(c)	01/15/28		62,500	62,557,181
ALM Ltd. (Cayman Islands), Series 2013-8A, Class A1R, 144A, 3 Month LIBOR + 1.490%	2.849	(c)	10/15/28		4,250	4,286,149
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2014-3A, Class A1R, 144A, 3 Month LIBOR + 1.430%	2.808	(c)	04/28/26		14,800	14,831,184
Series 2015-6A, Class AR, 144A, 3 Month LIBOR + 1.270%	2.629	(c)	07/15/30		140,561	141,531,532
Series 2016-8A, Class A1, 144A, 3 Month LIBOR + 1.650%	3.028	(c)	07/28/28		68,500	68,955,628
Apidos CLO (Cayman Islands), Series 2014-19A, Class A1R, 144A, 3 Month LIBOR + 1.200%	2.553	(c)	10/17/26		25,000	25,112,582
Ares CLO Ltd. (Cayman Islands),
Series 2013-1A, Class A, 144A, 3 Month LIBOR + 1.100%	2.459	(c)	04/15/25		3,097	3,105,674
Series 2016-39A, Class A, 144A, 3 Month LIBOR + 1.530%	2.884	(c)	07/18/28		64,750	65,623,524
Series 2016-40A, Class A2, 144A, 3 Month LIBOR + 1.650%	3.009	(c)	10/15/27		29,100	29,491,639
Armada Euro CLO (Ireland), Series 1A, Class A, 144A	0.930	(cc)	10/24/30	EUR	43,500	50,772,944

See Notes to Financial Statements.

Prudential Total Return Bond Fund	19

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
ArrowMark Colorado Holdings (Cayman Islands),
Series 2017-6A, Class A1, 144A, 3 Month LIBOR + 1.280%	2.639	%(c)	07/15/29		35,900	$36,162,059
Series 2017-7A, Class A, 144A	—	(p)	07/15/30		36,000	36,000,000
Atlas Sr. Loan Fund Ltd. (Cayman Islands),
Series 2013-2A, Class A1LR, 144A, 3 Month LIBOR + 0.980%	2.295	(c)	02/17/26		40,000	40,008,260
Series 2014-1A, Class AR2, 144A	2.619	(cc)	07/16/29		41,750	42,041,073
Series 2017-8A, Class A, 144A	2.607	(cc)	01/16/30		69,250	69,604,602
Avery Point CLO Ltd. (Cayman Islands), Series 2015-6A, Class A, 144A, 3 Month LIBOR + 1.450%	2.762	(c)	08/05/27		29,500	29,628,950
Babson Euro CLO (Netherlands), Series 2015-1A, Class A1R, 144A, 3 Month EURIBOR + 0.820%	0.491	(c)	10/25/29	EUR	42,500	49,619,473
Ballyrock CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 144A, 3 Month LIBOR + 1.590%	2.949	(c)	10/15/28		78,750	80,019,474
Battalion CLO Ltd. (Cayman Islands),
Series 2013-4A, Class A1R, 144A, 3 Month LIBOR + 1.140%	2.503	(c)	10/22/25		32,820	32,911,266
Series 2014-5A, Class A1R, 144A, 3 Month LIBOR + 1.170%	2.523	(c)	04/17/26		10,000	10,001,740
Series 2014-6A, Class A1R, 144A, 3 Month LIBOR + 1.180%	2.533	(c)	10/17/26		51,775	51,884,473
Series 2014-7A, Class A1R, 144A, 3 Month LIBOR + 1.190%	2.543	(c)	10/17/26		53,450	53,574,517
Series 2016-10A, Class A1, 144A, 3 Month LIBOR + 1.550%	2.915	(c)	01/24/29		61,700	62,264,629
Bean Creek CLO Ltd. (Cayman Islands), Series 2015-1A, Class A, 144A, 3 Month LIBOR + 1.620%	2.983	(c)	01/20/28		31,500	31,676,460
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2014-VA, Class AR, 144A, 3 Month LIBOR + 1.200%	2.563	(c)	10/20/26		85,000	85,495,618
Series 2014-VA, Class B1R, 144A, 3 Month LIBOR + 1.650%	3.013	(c)	10/20/26		2,750	2,764,166
Series 2015-VIIA, Class A1A, 144A, 3 Month LIBOR + 1.530%	2.884	(c)	07/18/27		4,150	4,151,636
Series 2017-12A, Class A1, 144A, 3 Month LIBOR + 1.250%	2.597	(c)	10/15/30		49,000	49,219,451

See Notes to Financial Statements.

20

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Brookside Mill CLO Ltd. (Cayman Islands),
Series 2013-1A, Class A1, 144A, 3 Month LIBOR + 1.150%	2.503	%(c)	04/17/25	14,422	$14,445,578
Series 2013-1A, Class B1, 144A, 3 Month LIBOR + 1.750%	3.103	(c)	04/17/25	14,500	14,500,642
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1AR, 144A, 3 Month LIBOR + 1.150%	2.525	(c)	07/27/26	70,000	70,384,937
Carlyle US CLO Ltd. (Cayman Islands),
Series 2017-2A, Class A1B, 144A, 3 Month LIBOR + 1.220%	2.552	(c)	07/20/31	35,000	35,226,355
Series 2017-4A, Class A1, 144A	—	(p)	01/15/30	37,250	37,250,000
Catamaran CLO Ltd. (Cayman Islands),
Series 2014-1A, Class A1AR, 144A, 3 Month LIBOR + 1.260%	2.623	(c)	04/22/30	145,225	145,225,000
Series 2014-2A, Class A1R, 144A, 3 Month LIBOR + 1.400%	2.754	(c)	10/18/26	31,000	30,987,119
Series 2015-1A, Class A, 144A, 3 Month LIBOR + 1.550%	2.913	(c)	04/22/27	76,250	76,348,622
Cavalry CLO Ltd. (Cayman Islands), Series 2014-4A, Class AR, 144A, 3 Month LIBOR + 0.850%	2.209	(c)	10/15/26	25,000	25,007,822
CIFC Funding (Cayman Islands), Series 2017-4A, Class A1, 144A, 3 Month LIBOR + 1.250%	2.633	(c)	10/24/30	10,000	10,072,326
Eaton Vance CLO Ltd. (Cayman Islands), Series 2014-1A, Class AR, 144A, 3 Month LIBOR + 1.200%	2.559	(c)	07/15/26	50,000	50,230,410
ECP CLO Ltd. (Cayman Islands), Series 2014-6A, Class A1A, 144A, 3 Month LIBOR + 1.450%	2.809	(c)	07/15/26	10,250	10,258,203
Elevation CLO Ltd. (Cayman Islands),
Series 2014-2A, Class A1R, 144A, 3 Month LIBOR + 1.230%^	2.580	(c)	10/15/29	116,500	116,500,000
Series 2014-3A, Class AR, 144A, 3 Month LIBOR + 1.180%	2.539	(c)	10/15/26	25,000	25,051,015
Series 2015-4A, Class A, 144A, 3 Month LIBOR + 1.550%	2.904	(c)	04/18/27	59,200	59,309,727
Series 2015-4A, Class B, 144A, 3 Month LIBOR + 2.430%	3.784	(c)	04/18/27	21,250	21,268,800
Galaxy CLO Ltd. (Cayman Islands), Series 2014-18A, Class AR, 144A, 3 Month LIBOR + 1.170%	2.529	(c)	10/15/26	75,000	75,327,247

See Notes to Financial Statements.

Prudential Total Return Bond Fund	21

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Garrison Funding Ltd. (Cayman Islands), Series 2015-1RR, Class A1RR, 144A^	2.665	%(s)	09/22/29		8,400	$8,182,440
Guggenheim 5180-2 CLO LP, Series 2015-1A, Class A1, 144A, 3 Month LIBOR + 1.700%	3.017	(c)	11/25/27		88,250	88,345,398
Highbridge Loan Management Ltd. (Cayman Islands), Series 2015-6A, Class A, 144A, 3 Month LIBOR + 1.450%	2.762	(c)	05/05/27		73,000	73,105,098
HPC Investment Partners CLO,
Series 2013-2RR, Class A1A, 144A, 3 Month LIBOR + 1.160%^	2.523	(c)	10/20/29		13,925	13,569,913
Series 2013-2RR, Class A2, 144A	1.625	(cc)	10/20/29		1,025	978,362
HPS Investment Partners CLO Subsidiary LLC (Cayman Islands), Series 11A-RR, Class A, 144A, 3 Month LIBOR + 1.260%	2.395	(c)	05/07/30		16,000	16,124,477
ICG U.S. CLO Ltd. (Cayman Islands),
Series 2014-1A, Class A1, 144A, 3 Month LIBOR + 1.150%	2.513	(c)	04/20/26		35,070	35,067,823
Series 2017-2A, Class A1, 144A, 3 Month LIBOR + 1.280%	2.597	(c)	10/23/29		70,000	70,469,273
Jackson Mill CLO Ltd. (Cayman Islands), Series 2015-1A, Class A, 144A, 3 Month LIBOR + 1.540%	2.899	(c)	04/15/27		25,000	25,031,045
Jefferson Mill CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1, 144A, 3 Month LIBOR + 1.500%	2.863	(c)	07/20/27		15,000	14,997,828
Jubilee CLO (Netherlands),
Series 2017-19A, Class A1, 144A	—	(p)	07/15/30	EUR	39,000	45,429,131
Series 2017-19A, Class A2, 144A	1.150		07/15/30	EUR	25,000	29,121,238
KKR CLO Ltd. (Cayman Islands), Series 18, Class A, 144A, 3 Month LIBOR + 1.270%	2.624	(c)	07/18/30		167,750	169,299,037
KVK CLO Ltd. (Cayman Islands),
Series 2014-1A, Class A1R, 144A, 3 Month LIBOR + 1.300%	2.615	(c)	05/15/26		65,000	65,013,624
Series 2014-2A, Class AR, 144A, 3 Month LIBOR + 1.180%	2.539	(c)	07/15/26		12,000	12,029,050
Series 2014-3A, Class AR, 144A, 3 Month LIBOR + 1.200%	2.559	(c)	10/15/26		100,000	100,343,290
Magnetite Ltd. (Cayman Islands), Series 2014-11A, Class A1R, 144A, 3 Month LIBOR + 1.120%	2.474	(c)	01/18/27		17,850	17,901,285

See Notes to Financial Statements.

22

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Mill Creek CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 144A, 3 Month LIBOR + 1.750%	3.113	%(c)	04/20/28	33,300	$33,488,711
Mountain View CLO Ltd. (Cayman Islands),
Series 2013-1A, Class AR, 144A, 3 Month LIBOR + 1.250%	2.607	(c)	10/12/30	120,550	120,730,234
Series 2015-9A, Class A1A, 144A, 3 Month LIBOR + 1.460%	2.819	(c)	07/15/27	43,600	43,687,244
Ocean Trails CLO (Cayman Islands), Series 2016-6A, Class A2A, 144A, 3 Month LIBOR + 1.690%	3.049	(c)	07/15/28	39,000	39,257,115
OCP CLO Ltd. (Cayman Islands), Series 2017-13A, Class A1A, 144A, 3 Month LIBOR + 1.260%	2.561	(c)	07/15/30	58,900	59,356,222
OZLM Funding Ltd. (Cayman Islands), Series 2012-2A, Class A1R, 144A, 3 Month LIBOR + 1.440%	2.818	(c)	10/30/27	55,250	55,414,534
OZLM Ltd. (Cayman Islands),
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250%	2.628	(c)	10/30/30	63,500	63,963,023
Series 2016-15A, Class A1, 144A, 3 Month LIBOR + 1.490%	2.853	(c)	01/20/29	90,000	91,029,159
Palmer Square CLO Ltd. (Cayman Islands),
Series 2015-1A, Class A1R, 144A, 3 Month LIBOR + 1.300%	2.616	(c)	05/21/29	65,000	65,310,466
Series 2015-2A, Class A1AR, 144A, 3 Month LIBOR + 1.270%	2.633	(c)	07/20/30	123,500	124,346,074
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands), Series 2017-1A, Class A1, 144A	—	(p)	11/14/29	73,750	73,750,000
Race Point CLO Ltd. (Cayman Islands), Series 2015-9A, Class A1AR, 144A, 3 Month LIBOR + 1.210%	2.569	(c)	10/15/30	10,000	10,017,893
Regatta Funding Ltd. (Cayman Islands),
Series 2016-1A, Class A1, 144A, 3 Month LIBOR + 1.520%	2.845	(c)	12/20/28	53,000	53,474,557
Series 2017-1A, Class A, 144A, 3 Month LIBOR + 1.250%	2.619	(c)	10/17/30	56,250	56,464,318
Shackleton CLO Ltd. (Cayman Islands),
Series 2013-3A, Class B2, 144A	3.440		04/15/25	4,900	4,912,471
Series 2014-5A, Class AR, 144A, 3 Month LIBOR + 1.140%	2.452	(c)	05/07/26	75,000	75,261,945
Series 2017-11A, Class A, 144A, 3 Month LIBOR + 1.270%	2.582	(c)	08/15/30	159,750	160,464,386

See Notes to Financial Statements.

Prudential Total Return Bond Fund	23

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Silver Creek CLO Ltd. (Cayman Islands), Series 2014-1A, Class AR, 144A, 3 Month LIBOR + 1.240%	2.603	%(c)	07/20/30		50,000	$50,334,630
Sound Point CLO Ltd. (Cayman Islands),
Series 2015-2A, Class AR, 144A, 3 Month LIBOR + 0.880%	2.243	(c)	07/20/27		32,800	32,811,933
Series 2016-1A, Class A, 144A, 3 Month LIBOR + 1.650%	3.013	(c)	07/20/28		35,000	35,401,387
Series 2016-2A, Class A, 144A, 3 Month LIBOR + 1.660%	3.023	(c)	10/20/28		5,500	5,557,257
Series 2016-3A, Class A, 144A, 3 Month LIBOR + 1.530%	2.893	(c)	01/23/29		53,875	54,370,655
Series 2017-2A, Class A, 144A, 3 Month LIBOR + 1.280%	2.567	(c)	07/25/30		60,000	60,436,674
Series 2017-3A, Class A1A, 144A, 3 Month LIBOR + 1.220%^	2.580	(c)	10/20/30		99,500	99,500,000
Series 2017-3A, Class A1B, 144A, 3 Month LIBOR + 1.220%	2.580	(c)	10/20/30		750	750,000
St. Paul’s CLO DAC (Ireland), Series 4A, Class A1RR, 144A	0.850	(cc)	04/25/30	EUR	55,750	65,018,288
Telos CLO Ltd. (Cayman Islands), Series 2013-3A, Class AR, 144A, 3 Month LIBOR + 1.300%	2.653	(c)	07/17/26		40,000	40,025,200
THL Credit Wind River CLO Ltd. (Cayman Islands),
Series 2012-1A, Class AR, 144A, 3 Month LIBOR + 1.450%	2.809	(c)	01/15/26		40,300	40,494,625
Series 2015-1A, Class AR, 144A, 3 Month LIBOR + 1.050%	2.413	(c)	07/20/27		8,600	8,603,711
TIAA CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 144A, 3 Month LIBOR + 1.700%	3.063	(c)	07/20/28		52,600	52,985,626
TICP CLO Ltd. (Cayman Islands), Series 2016-6A, Class A, 144A, 3 Month LIBOR + 1.550%	2.909	(c)	01/15/29		127,250	128,440,729
Trinitas CLO Ltd. (Cayman Islands), Series 2017-6A, Class A, 144A, 3 Month LIBOR + 1.320%	2.655	(c)	07/25/29		65,000	65,198,464
Tyron Park CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A, 3 Month LIBOR + 1.120%	2.479	(c)	07/15/25		32,501	32,595,962
Venture CLO Ltd. (Cayman Islands),
Series 2015-21A, Class AR, 144A, 3 Month LIBOR + 0.880%	2.239	(c)	07/15/27		72,550	72,563,088
Series 2017-27RA, Class A, 144A, 3 Month LIBOR + 1.300%	2.481	(c)	07/21/30		19,200	19,028,148

See Notes to Financial Statements.

24

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Vibrant CLO Ltd. (Cayman Islands), Series 2016-4A, Class A1, 144A, 3 Month LIBOR + 1.650%	3.013	%(c)	07/20/28		50,000	$50,452,135
Voya CLO Ltd. (Cayman Islands), Series 2013-2A, Class A1, 144A, 3 Month LIBOR + 1.150%	2.517	(c)	04/25/25		2,922	2,933,645
Washington Mill CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 144A, 3 Month LIBOR + 1.220%	2.583	(c)	04/20/26		60,000	60,132,270
Wellfleet CLO Ltd. (Cayman Islands),
Series 2016-2A, Class A1, 144A, 3 Month LIBOR + 1.650%	3.013	(c)	10/20/28		41,250	41,483,017
Series 2017-1A, Class A1, 144A, 3 Month LIBOR + 1.320%	2.683	(c)	04/20/29		70,000	70,402,941
Series 2017-2A, Class A1, 144A, 3 Month LIBOR + 1.250%	2.626	(c)	10/20/29		40,000	40,314,456
West CLO Ltd. (Cayman Islands),
Series 2012-1A, Class B, 144A, 3 Month LIBOR + 3.400%	4.778	(c)	10/30/23		8,150	8,152,001
Series 2013-1A, Class A1AR, 144A, 3 Month LIBOR + 1.160%	2.472	(c)	11/07/25		10,000	10,023,078
Series 2014-2A, Class A1BR, 144A	2.724		01/16/27		14,500	14,500,000
Westcott Park CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 144A, 3 Month LIBOR + 1.530%	2.893	(c)	07/20/28		11,000	11,143,520
Willow Park CLO DAC (Ireland), Series 1A, Class A1, 144A	—	(p)	01/15/31	EUR	6,500	7,579,093
Zais CLO Ltd. (Cayman Islands),
Series 2017-1A, Class A1, 144A, 3 Month LIBOR + 1.370%	2.729	(c)	07/15/29		74,130	74,855,866
Series 2017-2A, Class A, 144A	2.647	(s)	04/15/30		55,500	55,754,190

						5,295,015,384

Consumer Loans 1.6%
Lendmark Funding Trust,
Series 2016-2A, Class A, 144A	3.260		04/21/25		10,500	10,527,554
Series 2017-1A, Class A, 144A	2.830		12/22/25		21,900	21,869,653
OneMain Financial Issuance Trust,
Series 2014-2A, Class C, 144A	4.330		09/18/24		6,410	6,444,724
Series 2015-2A, Class A, 144A	2.570		07/18/25		24,003	24,035,443
Series 2016-1A, Class A, 144A	3.660		02/20/29		28,300	28,898,511

See Notes to Financial Statements.

Prudential Total Return Bond Fund	25

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Consumer Loans (cont’d.)
OneMain Financial Issuance Trust, (cont’d.)
Series 2016-2A, Class A, 144A	4.100%		03/20/28	19,900	$20,203,590
Series 2017-1A, Class B, 144A	2.790		09/14/32	12,983	12,865,499
Series 2017-1A, Class C, 144A	3.350		09/14/32	9,900	9,821,245
Oportun Funding LLC,
Series 2016-C, Class A, 144A	3.280		11/08/21	37,679	37,770,756
Series 2017-A, Class A, 144A	3.230		06/08/23	20,750	20,780,569
Series 2017-B, Class A, 144A	3.220		10/10/23	57,350	57,263,287
PNMAC GMSR Issuer Trust, Series 2017-GT2, Class A, 144A, 1 Month LIBOR + 4.000%	5.238	(c)	08/25/23	28,880	28,890,137
SpringCastle America Funding LLC, Series 2016-AA, Class A, 144A	3.050		04/25/29	48,645	48,899,104
Springleaf Funding Trust,
Series 2015-AA, Class A, 144A	3.160		11/15/24	54,942	55,253,472
Series 2015-AA, Class B, 144A	3.620		11/15/24	3,250	3,274,236
Series 2015-AA, Class C, 144A	5.040		11/15/24	6,000	6,079,573
Series 2017-AA, Class A, 144A	2.680		07/15/30	59,100	58,958,189
Series 2017-AA, Class B, 144A	3.100		07/15/30	8,262	8,229,300

					460,064,842

Credit Cards 0.0%
American Express Credit Account Master Trust, Series 2013-1, Class B, 1 Month LIBOR + 0.700%	1.939	(c)	02/16/21	2,000	2,006,231

Home Equity Loans 0.8%
ABFC Trust,
Series 2003-OPT1, Class A1, 1 Month LIBOR + 0.640%	1.878	(c)	04/25/33	4,670	4,571,972
Series 2003-WMC1, Class M1, 1 Month LIBOR + 0.975%	2.213	(c)	06/25/33	483	466,829
Series 2004-OPT5, Class A4, 1 Month LIBOR + 1.250%	2.488	(c)	06/25/34	2,122	2,133,594
Series 2005-AQ1, Class A4	4.802	(cc)	01/25/34	1,532	1,572,363
Series 2005-HE2, Class M2, 1 Month LIBOR + 0.750%	1.988	(c)	06/25/35	362	364,061
Accredited Mortgage Loan Trust, Series 2004-4, Class A2D, 1 Month LIBOR + 0.700%	1.938	(c)	01/25/35	338	339,000
ACE Securities Corp. Home Equity Loan Trust,
Series 2003-HE1, Class M1, 1 Month LIBOR + 0.975%	2.213	(c)	11/25/33	732	717,811

See Notes to Financial Statements.

26

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Home Equity Loans (cont’d.)
ACE Securities Corp. Home Equity Loan Trust, (cont’d.)
Series 2003-OP1, Class M1, 1 Month LIBOR + 1.050%	2.288	%(c)	12/25/33	938	$928,079
Series 2004-HE4, Class M1, 1 Month LIBOR + 0.900%	2.138	(c)	12/25/34	6,666	6,327,803
Series 2004-OP1, Class M1, 1 Month LIBOR + 0.780%	2.018	(c)	04/25/34	10,036	10,029,588
Aegis Asset-Backed Securities Trust, Series 2005-3, Class M1, 1 Month LIBOR + 0.470%	1.708	(c)	08/25/35	256	255,532
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Series 2004-1, Class M1, 1 Month LIBOR + 1.020%	2.258	(c)	04/25/34	931	922,799
Ameriquest Mortgage Securities, Inc. Asset-Backed,
Series 2003-10, Class AV1, 1 Month LIBOR + 0.760%	1.998	(c)	12/25/33	1,034	1,027,521
Series 2003-10, Class AV2, 1 Month LIBOR + 0.700%	1.938	(c)	11/25/33	74	66,977
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates,
Series 2001-2, Class M3, 1 Month LIBOR + 2.925%	4.163	(c)	10/25/31	68	71,321
Series 2003-1, Class M1, 1 Month LIBOR + 1.350%	2.588	(c)	02/25/33	1,831	1,807,946
Series 2003-5, Class A6	4.123		04/25/33	2,361	2,372,821
Series 2003-8, Class M1, 1 Month LIBOR + 1.050%	2.288	(c)	10/25/33	4,024	3,951,232
Series 2003-11, Class AV2, 1 Month LIBOR + 0.740%	1.978	(c)	12/25/33	1,300	1,281,297
Argent Securities, Inc. Asset-Backed Pass-Through Certificates,
Series 2003-W2, Class M4	4.128	(cc)	09/25/33	600	561,966
Series 2003-W7, Class M1, 1 Month LIBOR + 1.035%	2.273	(c)	03/25/34	489	489,901
Series 2003-W9, Class M1, 1 Month LIBOR + 1.035%	2.273	(c)	01/25/34	1,344	1,345,650
Series 2003-W10, Class M1, 1 Month LIBOR + 1.080%	2.318	(c)	01/25/34	1,417	1,385,878
Series 2003-W10, Class M2, 1 Month LIBOR + 2.475%	3.713	(c)	01/25/34	83	83,254

See Notes to Financial Statements.

Prudential Total Return Bond Fund	27

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Home Equity Loans (cont’d.)
Argent Securities, Inc. Asset-Backed Pass-Through Certificates, (cont’d.)
Series 2004-W2, Class AF	4.403	%(cc)	04/25/34	370	$373,155
Series 2004-W6, Class M1, 1 Month LIBOR + 0.825%	2.063	(c)	05/25/34	271	270,520
Series 2005-W2, Class A2C, 1 Month LIBOR + 0.360%	1.598	(c)	10/25/35	1,232	1,234,685
Asset Backed Securities Corp. Home Equity Loan Trust,
Series 2003-HE3, Class M1, 1 Month LIBOR + 1.245%	2.484	(c)	06/15/33	1,178	1,163,270
Series 2003-HE4, Class M1, 1 Month LIBOR + 1.245%	2.484	(c)	08/15/33	1,402	1,408,019
Series 2003-HE5, Class M1, 1 Month LIBOR + 1.125%	2.364	(c)	09/15/33	2,335	2,300,420
Series 2004-HE3, Class M1, 1 Month LIBOR + 0.810%	2.048	(c)	06/25/34	7,660	7,632,615
Series 2004-HE5, Class M1, 1 Month LIBOR + 0.900%	2.138	(c)	08/25/34	6,029	5,952,904
Series 2004-HE6, Class M1, 1 Month LIBOR + 0.945%	2.183	(c)	09/25/34	1,123	1,133,202
Series 2004-HE8, Class M1, 1 Month LIBOR + 1.050%	2.288	(c)	12/25/34	1,899	1,811,983
Series 2004-HE9, Class M1, 1 Month LIBOR + 0.975%	2.213	(c)	12/25/34	2,354	2,302,712
Bear Stearns Asset-Backed Securities I Trust,
Series 2001-HE8, Class M1, 1 Month LIBOR + 0.975%	2.213	(c)	09/25/34	345	322,236
Series 2004-FR2, Class M2, 1 Month LIBOR + 1.020%	2.258	(c)	06/25/34	4,100	4,141,292
Series 2004-HE7, Class M1, 1 Month LIBOR + 0.900%	2.138	(c)	08/25/34	4,383	4,374,635
Series 2004-HE11, Class M2, 1 Month LIBOR + 1.575%	2.813	(c)	12/25/34	5,377	5,510,598
Series 2005-HE5, Class M2, 1 Month LIBOR + 1.035%	2.273	(c)	06/25/35	5,384	5,433,997
Series 2007-HE3, Class 1A2, 1 Month LIBOR + 0.200%	1.438	(c)	04/25/37	210	250,507
Bear Stearns Asset-Backed Securities Trust,
Series 2002-2, Class A2, 1 Month LIBOR + 1.200%	2.438	(c)	10/25/32	63	62,672
Series 2004-HE2, Class M1, 1 Month LIBOR + 0.900%	2.138	(c)	03/25/34	1,605	1,603,256
Series 2004-HE5, Class M1, 1 Month LIBOR + 0.855%	2.093	(c)	07/25/34	2,777	2,752,755

See Notes to Financial Statements.

28

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Home Equity Loans (cont’d.)
CDC Mortgage Capital Trust, Series 2003-HE4, Class M1, 1 Month LIBOR + 0.975%	2.213	%(c)	03/25/34	5,438	$5,346,931
Citigroup Global Markets Mortgage Securities VII, Inc.,
Series 2002-CIT1, Class M1, 1 Month LIBOR + 1.095%	2.333	(c)	03/25/32	605	601,747
Series 2002-CIT1, Class M2, 1 Month LIBOR + 1.800%	3.038	(c)	03/25/32	3,222	3,191,217
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-HE4, Class M2, 1 Month LIBOR + 2.250%	3.488	(c)	08/25/32	9	8,443
CSMC, Series 2017-6R, 144A, 1 Month LIBOR + 1.550%	2.786	(c)	03/06/47	47,123	47,248,428
GSAA Trust, Series 2006-7, Class AF2	5.995	(cc)	03/25/46	1,054	758,660
Home Equity Asset Trust,
Series 2002-4, Class M1, 1 Month LIBOR + 1.500%	2.738	(c)	03/25/33	2,983	2,965,356
Series 2003-3, Class M1, 1 Month LIBOR + 1.290%	2.528	(c)	08/25/33	1,357	1,336,679
Series 2003-4, Class M1, 1 Month LIBOR + 1.200%	2.438	(c)	10/25/33	1,384	1,362,739
Series 2003-5, Class M1, 1 Month LIBOR + 1.050%	2.288	(c)	12/25/33	80	80,179
Series 2003-6, Class M1, 1 Month LIBOR + 1.050%	2.288	(c)	02/25/34	2,718	2,659,653
Series 2004-7, Class M1, 1 Month LIBOR + 0.930%	2.168	(c)	01/25/35	748	748,647
Home Equity Mortgage Loan Asset-Backed Trust, Series 2005-A, Class M3, 1 Month LIBOR + 0.825%	2.063	(c)	03/25/35	407	407,994
HSBC Home Equity Loan Trust U.S.A.,
Series 2007-3, Class A4, 1 Month LIBOR + 1.500%	2.739	(c)	11/20/36	20	20,331
Series 2007-3, Class M2, 1 Month LIBOR + 2.500%	3.739	(c)	11/20/36	5,000	5,067,738
JPMorgan Mortgage Acquisition Corp., Series 2005-WMC1, Class M2, 1 Month LIBOR + 0.660%	1.898	(c)	09/25/35	1,438	1,433,637
MASTR Asset-Backed Securities Trust,
Series 2003-OPT1, Class M2, 1 Month LIBOR + 2.775%	4.013	(c)	12/25/32	543	546,377
Series 2004-WMC3, Class M1, 1 Month LIBOR + 0.825%	2.063	(c)	10/25/34	5,445	5,462,123

See Notes to Financial Statements.

Prudential Total Return Bond Fund	29

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Home Equity Loans (cont’d.)
MASTR Asset-Backed Securities Trust, (cont’d.)
Series 2005-NC1, Class M1, 1 Month LIBOR + 0.720%	1.958	%(c)	12/25/34	2,208	$2,155,443
Merrill Lynch Mortgage Investors Trust,
Series 2002-HE1, Class A1, 1 Month LIBOR + 1.000%	2.238	(c)	08/25/32	3,298	3,242,701
Series 2003-OPT1, Class A3, 1 Month LIBOR + 0.720%	1.958	(c)	07/25/34	687	675,940
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-HE1, Class M1, 1 Month LIBOR + 1.200%	2.438	(c)	05/25/33	864	856,371
Series 2003-NC5, Class M1, 1 Month LIBOR + 1.275%	2.513	(c)	04/25/33	95	93,958
Series 2004-HE3, Class A4, 1 Month LIBOR + 0.800%	2.038	(c)	03/25/34	483	459,103
Series 2004-HE3, Class M1, 1 Month LIBOR + 0.855%	2.093	(c)	03/25/34	5,750	5,590,063
Series 2004-HE4, Class M1, 1 Month LIBOR + 0.900%	2.138	(c)	05/25/34	7,574	7,555,790
Series 2004-HE5, Class M1, 1 Month LIBOR + 0.945%	2.183	(c)	06/25/34	800	800,550
Series 2004-HE8, Class A7, 1 Month LIBOR + 1.060%	2.298	(c)	09/25/34	663	648,385
Series 2004-HE8, Class M1, 1 Month LIBOR + 0.960%	2.198	(c)	09/25/34	5,000	4,979,030
Series 2004-OP1, Class M1, 1 Month LIBOR + 0.870%	2.108	(c)	11/25/34	3,009	2,998,670
Series 2004-WMC3, Class M2, 1 Month LIBOR + 0.795%	2.033	(c)	01/25/35	4,907	4,842,469
Series 2005-NC2, Class M3, 1 Month LIBOR + 0.675%	1.913	(c)	03/25/35	2,950	2,945,367
Morgan Stanley Dean Witter Capital I, Inc., Series 2003-NC3, Class M1, 1 Month LIBOR + 1.350%	2.588	(c)	03/25/33	3,865	3,848,375
Morgan Stanley Dean Witter Capital I, Inc. Trust,
Series 2002-AM2, Class M1, 1 Month LIBOR + 1.125%	2.363	(c)	05/25/32	54	53,643
Series 2002-NC5, Class M1, 1 Month LIBOR + 1.410%	2.648	(c)	10/25/32	1,715	1,707,782
New Century Home Equity Loan Trust,
Series 2003-4, Class M1, 1 Month LIBOR + 1.125%	2.363	(c)	10/25/33	4,846	4,740,511

See Notes to Financial Statements.

30

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Home Equity Loans (cont’d.)
New Century Home Equity Loan Trust, (cont’d.)
Series 2003-A, Class A, 144A, 1 Month LIBOR + 0.720%	1.958	%(c)	10/25/33	1,904	$1,844,267
Series 2004-1, Class M1, 1 Month LIBOR + 0.885%	2.123	(c)	05/25/34	701	694,979
Series 2004-3, Class M1, 1 Month LIBOR + 0.930%	2.168	(c)	11/25/34	538	536,964
Series 2004-4, Class M1, 1 Month LIBOR + 0.765%	2.003	(c)	02/25/35	978	969,284
Option One Mortgage Loan Trust, Series 2004-1, Class M1, 1 Month LIBOR + 0.900%	2.138	(c)	01/25/34	3,521	3,493,018
Renaissance Home Equity Loan Trust, Series 2004-1, Class AV3, 1 Month LIBOR + 0.940%	2.178	(c)	05/25/34	5,613	5,313,514
Residential Asset Securities Corp. Trust, Series 2004-KS1, Class AI5	5.721	(cc)	02/25/34	289	295,969
Securitized Asset-Backed Receivables LLC Trust, Series 2004-NC1, Class M1, 1 Month LIBOR + 0.780%	2.018	(c)	02/25/34	637	641,182
Specialty Underwriting & Residential Finance Trust, Series 2004-BC1, Class M1, 1 Month LIBOR + 0.765%	2.003	(c)	02/25/35	1,362	1,335,018
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2003-AM1, Class M1, 1 Month LIBOR + 1.350%	2.588	(c)	04/25/33	272	271,629
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates, Series 2004-1, Class 2A1, 1 Month LIBOR + 0.300%	1.538	(c)	04/25/34	346	337,945

					236,285,427

Other 0.0%
Marriott Vacation Club Owner Trust, Series 2010-1A, Class A, 144A	3.540		10/20/32	367	368,569

Residential Mortgage-Backed Securities 1.7%
Aames Mortgage Investment Trust, Series 2005-2, Class M4, 1 Month LIBOR + 0.945%	2.183	(c)	07/25/35	2,247	2,262,195
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates,
Series 2004-R2, Class A1A, 1 Month LIBOR + 0.690%	1.928	(c)	04/25/34	1,922	1,927,981

See Notes to Financial Statements.

Prudential Total Return Bond Fund	31

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, (cont’d.)
Series 2004-R8, Class M1, 1 Month LIBOR + 0.960%	2.198	%(c)	09/25/34	1,709	$1,719,862
Series 2005-R11, Class A2D, 1 Month LIBOR + 0.330%	1.568	(c)	01/25/36	68	67,644
Amortizing Residential Collateral Trust, Series 2002-BC8, Class A3, 1 Month LIBOR + 1.000%	2.238	(c)	11/25/32	318	315,858
Chase Funding Trust, Series 2002-2, Class 1A5	6.333	(cc)	04/25/32	477	487,787
CIT Mortgage Loan Trust, Series 2007-1, Class 1A, 144A, 1 Month LIBOR + 1.350%	2.588	(c)	10/25/37	103,107	103,620,360
Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates, Series 2005-OPT3, Class M2, 1 Month LIBOR + 0.675%	1.913	(c)	05/25/35	785	786,307
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH1, Class M2, 1 Month LIBOR + 0.370%	1.608	(c)	01/25/36	1,136	1,136,960
Countrywide Asset-Backed Certificates,
Series 2002-3, Class 2A1, 1 Month LIBOR + 0.660%	1.898	(c)	06/25/32	2,539	2,487,201
Series 2003-BC5, Class 2A2, 1 Month LIBOR + 0.700%	1.938	(c)	12/25/33	1,267	1,220,488
Series 2004-3, Class 1A, 1 Month LIBOR + 0.420%	1.658	(c)	08/25/34	13,346	12,639,590
Series 2004-12, Class AF5	5.676	(cc)	04/25/35	994	994,251
Series 2004-BC4, Class M1, 1 Month LIBOR + 1.050%	2.288	(c)	11/25/34	2,598	2,599,469
Series 2005-BC5, Class M3, 1 Month LIBOR + 0.500%	1.738	(c)	01/25/36	6,475	6,475,906
Series 2006-26, Class 2A3, 1 Month LIBOR + 0.170%	1.408	(c)	06/25/37	691	687,634
Credit Suisse Mortgage Trust, Series 2016-RPL1, Class A1, 144A, 1 Month LIBOR + 3.150%	4.385	(c)	12/26/46	71,731	71,952,597
Credit-Based Asset Servicing & Securitization LLC,
Series 2004-CB5, Class M1, 1 Month LIBOR + 0.915%	2.153	(c)	01/25/34	3,348	3,362,555
Series 2004-CB8, Class M1, 1 Month LIBOR + 0.795%	2.033	(c)	12/25/35	3,060	3,082,845
CWABS Inc. Asset-Backed Certificates Trust,
Series 2003-5, Class AF5	5.263	(cc)	02/25/34	1,743	1,796,194
Series 2004-5, Class 3A, 1 Month LIBOR + 0.460%	1.698	(c)	09/25/34	1,156	1,153,349

See Notes to Financial Statements.

32

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
CWABS Inc. Asset-Backed Certificates Trust, (cont’d.)
Series 2004-6, Class 1A1, 1 Month LIBOR + 0.540%	1.778	%(c)	12/25/34	3,990	$3,866,466
Series 2004-6, Class 2A4, 1 Month LIBOR + 0.900%	2.138	(c)	11/25/34	744	739,910
Series 2004-6, Class 2A5, 1 Month LIBOR + 0.780%	2.018	(c)	11/25/34	824	817,057
Encore Credit Receivables Trust,
Series 2005-1, Class M1, 1 Month LIBOR + 0.660%	1.898	(c)	07/25/35	4,446	4,403,051
Series 2005-3, Class M3, 1 Month LIBOR + 0.765%	2.003	(c)	10/25/35	10,000	10,040,503
Equity One Mortgage Pass-Through Trust, Series 2004-3, Class M1	4.647	(cc)	07/25/34	96	94,768
FBR Securitization Trust, Series 2005-2, Class M1, 1 Month LIBOR + 0.720%	1.958	(c)	09/25/35	366	366,579
FFMLT Trust, Series 2005-FF2, Class M4, 1 Month LIBOR + 0.885%	2.123	(c)	03/25/35	1,857	1,869,223
Finance America Mortgage Loan Trust, Series 2004-2, Class M1, 1 Month LIBOR + 0.825%	2.063	(c)	08/25/34	2,185	2,154,900
First Franklin Mortgage Loan Trust,
Series 2003-FFH2, Class M1B, 1 Month LIBOR + 0.975%	2.213	(c)	02/25/34	2,422	2,358,258
Series 2005-FF3, Class M3, 1 Month LIBOR + 0.720%	1.958	(c)	04/25/35	400	399,813
Fremont Home Loan Trust,
Series 2003-B, Class M1, 1 Month LIBOR + 1.050%	2.288	(c)	12/25/33	7,055	6,915,923
Series 2004-2, Class M1, 1 Month LIBOR + 0.855%	2.093	(c)	07/25/34	8,121	8,074,590
Series 2004-C, Class M1, 1 Month LIBOR + 0.975%	2.213	(c)	08/25/34	2,090	2,092,006
GSAMP Trust,
Series 2003-HE2, Class A2, 1 Month LIBOR + 0.640%	1.878	(c)	08/25/33	12,175	11,614,619
Series 2004-AR1, Class M1, 1 Month LIBOR + 0.975%	2.213	(c)	06/25/34	4,183	4,193,572
Series 2004-HE2, Class M1, 1 Month LIBOR + 0.975%	2.213	(c)	09/25/34	2,398	2,421,827

See Notes to Financial Statements.

Prudential Total Return Bond Fund	33

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
Long Beach Mortgage Loan Trust,
Series 2003-4, Class AV1, 1 Month LIBOR + 0.620%	1.858	%(c)	08/25/33	5,748	$5,620,694
Series 2004-1, Class M1, 1 Month LIBOR + 0.750%	1.988	(c)	02/25/34	836	832,594
Series 2004-2, Class M1, 1 Month LIBOR + 0.795%	2.033	(c)	06/25/34	292	288,928
Series 2004-4, Class 1A1, 1 Month LIBOR + 0.560%	1.798	(c)	10/25/34	14	13,859
Merrill Lynch Mortgage Investors Trust,
Series 2004-OPT1, Class A1A, 1 Month LIBOR + 0.520%	1.758	(c)	06/25/35	751	728,101
Series 2004-OPT1, Class A2A, 1 Month LIBOR + 0.720%	1.958	(c)	06/25/35	729	700,250
Series 2004-WMC3, Class M2, 1 Month LIBOR + 1.845%	3.083	(c)	01/25/35	3,009	3,073,667
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-NC6, Class M1, 1 Month LIBOR + 0.900%	2.138	(c)	07/25/34	4,002	3,831,236
Ownit Mortgage Loan Trust, Series 2005-2, Class M4, 1 Month LIBOR + 0.930%	2.168	(c)	03/25/36	179	178,829
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates,
Series 2004-WHQ2, Class M2, 1 Month LIBOR + 0.945%	2.183	(c)	02/25/35	120	119,895
Series 2005-WLL1, Class M3, 1 Month LIBOR + 0.735%	1.973	(c)	03/25/35	13,319	13,367,256
Saxon Asset Securities Trust, Series 2005-3, Class M1, 1 Month LIBOR + 0.460%	1.698	(c)	11/25/35	46	46,271
Specialty Underwriting & Residential Finance Trust,
Series 2003-BC2, Class M1, 1 Month LIBOR + 1.125%	2.363	(c)	06/25/34	809	792,766
Series 2003-BC4, Class M1, 1 Month LIBOR + 0.900%	2.138	(c)	11/25/34	445	426,775
Series 2004-BC2, Class A2, 1 Month LIBOR + 0.540%	1.778	(c)	05/25/35	1,041	973,765
Series 2004-BC2, Class M1, 1 Month LIBOR + 0.825%	2.063	(c)	05/25/35	1,400	1,395,374
Series 2004-BC3, Class A2C, 1 Month LIBOR + 1.000%	2.238	(c)	07/25/35	800	788,867
Series 2004-BC3, Class M1, 1 Month LIBOR + 0.930%	2.168	(c)	07/25/35	2,457	2,441,615

See Notes to Financial Statements.

34

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
Structured Asset Investment Loan Trust,
Series 2003-BC7, Class 3A2, 1 Month LIBOR + 0.950%	2.188	%(c)	07/25/33	1,261	$1,227,405
Series 2003-BC10, Class A4, 1 Month LIBOR + 1.000%	2.238	(c)	10/25/33	1,391	1,371,711
Structured Asset Investment Loan Trust (Cayman Islands),
Series 2003-BC8, Class 3A3, 1 Month LIBOR + 0.900%	2.138	(c)	08/25/33	352	345,350
Series 2003-BC9, Class 2A, 1 Month LIBOR + 0.950%	2.188	(c)	08/25/33	11,032	10,751,873
Structured Asset Investment Loan Trust,
Series 2004-6, Class A3, 1 Month LIBOR + 0.800%	2.038	(c)	07/25/34	2,723	2,747,299
Series 2004-7, Class A8, 1 Month LIBOR + 1.200%	2.438	(c)	08/25/34	2,510	2,402,408
Series 2004-BNC1, Class A2, 1 Month LIBOR + 1.000%	2.238	(c)	09/25/34	1,546	1,545,840
Series 2004-BNC1, Class A4, 1 Month LIBOR + 0.940%	2.178	(c)	09/25/34	1,360	1,355,117
Series 2005-6, Class M2, 1 Month LIBOR + 0.780%	2.018	(c)	07/25/35	17,361	17,382,247
Series 2005-7, Class M1, 1 Month LIBOR + 0.735%	1.973	(c)	08/25/35	5,336	5,341,860
Towd Point Mortgage Trust,
Series 2015-2, Class 1M2, 144A	3.461	(cc)	11/25/60	22,127	22,975,106
Series 2017-4, Class A1, 144A	2.750	(cc)	06/25/57	42,559	42,661,587
VOLT LLC,
Series 2017-NP10, Class A1, 144A^	3.000	(cc)	10/25/47	43,400	43,400,000
Series 2017-NPL4, Class A1, 144A	3.375	(cc)	04/25/47	7,495	7,544,945
Series 2017-NPL7, Class A1, 144A	3.250	(cc)	04/25/59	9,775	9,825,329

					489,698,917

Small Business Loan 0.0%
Small Business Administration Participation Certificates,
Series 2001-20A, Class 1	6.290		01/01/21	26	26,657
Series 2003-20I, Class 1	5.130		09/01/23	20	20,750

					47,407

See Notes to Financial Statements.

Prudential Total Return Bond Fund	35

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (Continued)

Student Loans 0.1%
Earnest Student Loan Program LLC,
Series 2016-C, Class A1, 144A, 1 Month LIBOR + 1.850%	3.088	%(c)	10/27/36		7,132	$7,319,047
Series 2016-D, Class A1, 144A, 1 Month LIBOR + 1.400%	2.638	(c)	01/25/41		6,701	6,808,983

						14,128,030

TOTAL ASSET-BACKED SECURITIES (cost $6,533,716,204)						6,585,737,587

BANK LOANS 0.9%

Capital Goods 0.1%
CD&R Firefly Bidco, Ltd. (United Kingdom), Facility B1, 3 Month GBP LIBOR + 4.500%	4.835	(c)	07/18/22	GBP	10,000	13,427,543

Chemicals 0.0%
Avantor Performance Materials Holding LLC, First Lien Initial Term Loan, 1 Month LIBOR + 4.000%	5.250	(c)	03/11/24		4,104	4,112,711

Diversified Manufacturing 0.0%
CeramTec Service GmbH (Germany),
Initial Euro Term B-1 Loan, 3 Month Euribor + 3.000%	3.750	(c)	08/30/20	EUR	1,840	2,148,983
Initial Euro Term B-2 Loan, 3 Month Euribor + 3.000%	3.750	(c)	08/28/20	EUR	560	653,645

						2,802,628

Electric 0.1%
Lightstone Holdco LLC,
Refinancing Term B Loan, 1 Month LIBOR + 4.500%	5.740	(c)	01/30/24		12,206	12,255,409
Refinancing Term C Loan, 1 Month LIBOR + 4.500%	5.740	(c)	01/30/24		761	763,636

						13,019,045

Financial Institutions 0.2%
McAfee LLC,
First Lien Closing Date USD Term Loan, 3 Month LIBOR + 4.500%	5.833	(c)	09/30/24		51,200	51,515,187
Second Lien Initial Loan, 3 Month LIBOR + 8.500%	9.833	(c)	09/29/25		12,150	12,248,719

						63,763,906

See Notes to Financial Statements.

36

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
BANK LOANS (Continued)

Gaming 0.1%
Cyan Blue Holdco 3, Ltd. (United Kingdom), Term Loan	4.250%		07/31/24	GBP	12,400	$16,583,355

Health Care & Pharmaceutical 0.1%
AVANTOR, Term Loan, 3 Month Euribor + 4.250%	4.250	(c)	09/30/24	EUR	9,175	10,754,291
Nidda Healthcare Holdings AG (Germany), Term Loan, 3 Month Euribor + 4.500%	4.171	(c)	09/30/24	GBP	17,000	22,743,757
Valeant Pharmaceuticals International, Inc. (Canada), Series F Tranche B Term Loan, 1 - 3 Month LIBOR + 4.750%	5.990	(c)	04/01/22		1,985	2,023,050

						35,521,098

Hotels, Resorts & Cruise Lines 0.0%
Richmond UK Bidco, Ltd. (United Kingdom), Facility B, 3 Month GBP LIBOR + 4.250%	4.650	(c)	03/03/24	GBP	9,000	11,902,501

Retail 0.2%
Intervias Finco, Ltd. (United Kingdom), Facility D1, 3 Month GBP LIBOR + 5.000%	5.440	(c)	01/30/23	GBP	36,500	48,733,145

Retailers 0.0%
Rite Aid Corp., Tranche 2 Term Loan (Second Lien), 1 Month LIBOR + 3.880%	5.125	(c)	06/21/21		10,600	10,626,500

Software 0.0%
Infor US, Inc., Tranche B-6 Term Loan, 3 Month LIBOR + 2.750%	4.083	(c)	02/01/22		4,481	4,486,805

Technology 0.1%
BMC Software Finance, Inc., Initial B-1 US Term Loans, 1 Month LIBOR + 4.000%	5.240	(c)	09/12/22		6,181	6,217,137
Dell International LLC, Replacement Term A-3 Loan, 1 Month LIBOR + 1.500%	2.750	(c)	12/31/18		19,407	19,412,213
Peer Holdings BV, Facility B, 3 Month Euribor + 3.250%	3.250	(c)	02/25/22	EUR	12,599	14,801,733

						40,431,083

Telecommunications 0.0%
LTS Buyer LLC, First Lien Term B Loan, PRIME + 2.250% - 3 Month LIBOR + 0.000%	4.567	(c)	04/13/20		2,642	2,645,412

TOTAL BANK LOANS (cost $263,987,205)						268,055,732

See Notes to Financial Statements.

Prudential Total Return Bond Fund	37

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES 12.8%
245 Park Avenue Trust, Series 2017-245P, Class A, 144A	3.508%		06/05/37	20,518	$21,150,748
Assurant Commercial Mortgage Trust, Series 2016-1A, Class B, 144A	4.462		05/15/49	7,683	7,528,842
Banc of America Commercial Mortgage Trust,
Series 2007-5, Class AM	5.772	(cc)	02/10/51	9,006	9,003,243
Series 2016-UB10, Class A3	2.903		07/15/49	5,200	5,155,996
BANK,
Series 2017-BNK4, Class A3^	3.229		11/15/50	70,000	70,698,054
Series 2017-BNK5, Class A4	3.131		06/15/60	92,900	93,633,882
Series 2017-BNK6, Class A4	3.254		07/15/60	70,950	72,366,190
BBCCRE Trust, Series 2015-GTP, Class A, 144A	3.966		08/10/33	31,000	31,605,380
BBCMS Mortgage Trust,
Series 2016-ETC, Class A, 144A	2.937		08/14/36	17,450	17,092,641
Series 2016-ETC, Class B, 144A	3.189		08/14/36	6,970	6,739,080
Series 2016-ETC, Class C, 144A	3.391		08/14/36	5,770	5,540,798
Series 2016-ETC, Class D, 144A	3.609	(cc)	08/14/36	21,720	20,672,670
Series 2016-ETC, Class E, 144A	3.609	(cc)	08/14/36	13,900	12,409,385
CD Commercial Mortgage Trust,
Series 2017-CD4, Class A3	3.248		05/10/50	60,000	61,080,600
Series 2017-CD5, Class A3	3.171		08/15/50	79,475	80,504,837
CFCRE Commercial Mortgage Trust, Series 2017-C8, Class A4	3.572		06/15/50	20,000	20,621,452
CG-CCRE Commercial Mortgage Trust, Series 2014-FL2, Class A, 144A, 1 Month LIBOR + 1.854%	3.093	(c)	11/15/31	4,423	4,425,159
CGMS Commercial Mortgage Trust, Series 2017-B1, Class A3	3.197		08/15/50	105,000	106,257,375
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class A4	3.575		05/10/47	11,690	12,228,784
Series 2014-GC25, Class A3	3.372		10/10/47	10,000	10,320,191
Series 2015-GC35, Class A4	3.818		11/10/48	36,255	38,319,969
Series 2015-P1, Class XB, IO	0.053	(cc)	09/15/48	58,898	194,793
Series 2016-C1, Class A4	3.209		05/10/49	17,200	17,490,001
Series 2016-GC37, Class A4	3.314		04/10/49	7,150	7,296,639
Series 2016-P6, Class A4	3.458		12/10/49	40,000	41,385,584
Series 2017-C4, Class A3	3.209		10/12/50	90,000	91,240,092
Series 2017-P7, Class A3	3.442		04/14/50	32,600	33,674,721
Series 2017-P8, Class A3	3.203		09/15/50	43,825	44,330,705
CityLine Commercial Mortgage Trust,
Series 2016-CLNE, Class B, 144A	2.778	(cc)	11/10/31	40,376	39,523,986
Series 2016-CLNE, Class C, 144A	2.778	(cc)	11/10/31	15,000	14,437,264

See Notes to Financial Statements.

38

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Commercial Mortgage Pass Through Certificates, Series 2016-CR28, Class A4	3.762%		02/10/49	24,141	$25,496,807
Commercial Mortgage Trust,
Series 2012-CR5, Class A3	2.540		12/10/45	3,000	3,004,655
Series 2013-CR7, Class A3	2.929		03/10/46	8,984	9,122,520
Series 2013-LC6, Class XA, IO	1.590	(cc)	01/10/46	45,891	2,579,899
Series 2014-UBS3, Class A3	3.546		06/10/47	12,500	13,000,015
Series 2014-UBS4, Class A4	3.420		08/10/47	10,300	10,637,772
Series 2014-UBS5, Class A4	3.838		09/10/47	48,200	50,915,660
Series 2014-UBS6, Class A4	3.378		12/10/47	14,000	14,462,515
Series 2015-CR26, Class A4	3.630		10/10/48	27,640	28,860,759
Series 2015-CR27, Class A4	3.612		10/10/48	48,000	50,066,165
Series 2015-DC1, Class XA, IO	1.163	(cc)	02/10/48	124,219	6,990,185
Series 2015-LC21, Class A4	3.708		07/10/48	7,900	8,303,266
Series 2015-PC1, Class A5	3.902		07/10/50	29,800	31,581,009
Series 2016-COR1, Class A3	2.826		10/10/49	43,000	42,366,537
Series 2016-DC2, Class A5	3.765		02/10/49	19,275	20,267,134
Series 2017-COR2, Class A2	3.239		09/10/50	116,925	118,584,177
Credit Suisse Commercial Mortgage Trust,
Series 2014-USA, Class A2, 144A	3.953		09/15/37	50,425	52,029,050
Series 2016-NXSR, Class A4	3.795	(cc)	12/15/49	17,945	18,900,137
CSAIL Commercial Mortgage Trust,
Series 2015-C3, Class XB, IO	0.250		08/15/48	86,961	1,380,071
Series 2016-C7, Class A4	3.210		11/15/49	6,500	6,592,241
DBJPM Mortgage Trust,
Series 2016-C3, Class A4	2.632		09/10/49	57,450	56,027,572
Series 2017-C6, Class A4	3.071		06/10/50	61,475	61,502,381
DBWF Mortgage Trust,
Series 2016-85T, Class D, 144A	3.808	(cc)	12/10/36	23,405	23,299,015
Series 2016-85T, Class E, 144A	3.808	(cc)	12/10/36	22,177	20,976,453
Eleven Madison Trust Mortgage Trust, Series 2015-11MD, Class C, 144A	3.555	(cc)	09/10/35	30,650	30,851,640
Fannie Mae-Aces, Series 2015-M8, Class AB2	2.829	(cc)	01/25/25	11,400	11,495,387
FHLMC Multifamily Structured Pass-Through Certificates,
Series K006, Class AX1, IO	0.964	(cc)	01/25/20	247,001	4,430,038
Series K007, Class X1, IO	1.219	(cc)	04/25/20	17,134	363,014
Series K008, Class X1, IO	1.537	(cc)	06/25/20	145,241	4,805,746
Series K009, Class X1, IO	1.304	(cc)	08/25/20	3,147	95,636
Series K014, Class X1, IO	1.187	(cc)	04/25/21	12,176	424,395
Series K015, Class X1, IO	1.598	(cc)	07/25/21	1,374	68,322
Series K019, Class X1, IO	1.679	(cc)	03/25/22	127,280	7,641,475
Series K020, Class X1, IO	1.429	(cc)	05/25/22	46,719	2,488,800

See Notes to Financial Statements.

Prudential Total Return Bond Fund	39

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
FHLMC Multifamily Structured Pass-Through Certificates, (cont’d.)
Series K021, Class X1, IO	1.468	%(cc)	06/25/22	215,626	$12,074,580
Series K024, Class X1, IO	0.865	(cc)	09/25/22	112,387	3,860,293
Series K025, Class X1, IO	0.999	(cc)	10/25/22	29,562	1,048,776
Series K026, Class X1, IO	1.018	(cc)	11/25/22	176,558	7,352,959
Series K027, Class X1, IO	0.801	(cc)	01/25/23	262,235	8,876,661
Series K032, Class X1, IO	0.111	(cc)	05/25/23	247,797	1,442,676
Series K038, Class X1, IO	1.178	(cc)	03/25/24	157,219	9,550,929
Series K043, Class X1, IO	0.546	(cc)	12/25/24	76,378	2,524,799
Series K044, Class X1, IO	0.752	(cc)	01/25/25	444,362	19,911,166
Series K052, Class X1, IO	0.673	(cc)	11/25/25	311,095	13,449,397
Series K053, Class X1, IO	0.892	(cc)	12/25/25	139,130	8,329,333
Series K055, Class X1, IO	1.368	(cc)	03/25/26	92,941	8,687,018
Series K058, Class XAM, IO	0.815	(cc)	08/25/26	59,334	3,746,936
Series K702, Class X1, IO	1.471	(cc)	02/25/18	8,714	11,052
Series K703, Class X1, IO	2.022	(cc)	05/25/18	8,559	45,403
Series K710, Class X1, IO	1.735	(cc)	05/25/19	29,220	588,576
Series K711, Class X1, IO	1.685	(cc)	07/25/19	45,327	935,235
Series K718, Class X1, IO	0.643	(cc)	01/25/22	289,830	6,546,656
Series K726, Class X1, IO	0.883	(cc)	07/25/49	156,009	7,333,719
Series KAIV, Class X1, IO	1.301	(cc)	06/25/21	1,958	70,087
Series Q001, Class XA, IO	2.309	(cc)	02/25/32	29,918	4,601,592
Series Q002, Class XA, IO	1.198	(cc)	07/25/33	38,576	3,238,353
Freddie Mac Mortgage Trust,
Series 2013-K27, Class X2A, IO, 144A	0.100		01/25/46	1,308,887	5,476,644
Series 2013-K32, Class X2A, IO, 144A	0.100		10/25/46	1,188,061	5,139,313
GS Mortgage Securities Trust,
Series 2013-GC16, Class XA, IO	1.401	(cc)	11/10/46	35,053	1,517,425
Series 2013-GCJ12, Class A3	2.860		06/10/46	11,400	11,533,581
Series 2013-GCJ14, Class XA, IO	0.731	(cc)	08/10/46	216,123	6,467,951
Series 2014-GC22, Class XB, IO	0.255	(cc)	06/10/47	37,110	786,654
Series 2015-GC28, Class XB, IO	0.347	(cc)	02/10/48	43,393	1,039,249
Series 2015-GC32, Class XB, IO	0.010	(cc)	07/10/48	60,188	37,569
Series 2017-GS5, Class A3	3.409		03/10/50	46,400	47,827,663
Series 2017-GS6, Class A2	3.164		05/10/50	70,600	71,053,393
Series 2017-GS7, Class A3	3.167		08/10/50	114,260	116,710,386
Houston Galleria Mall Trust, Series 2015-HGLR, Class XCP, IO, 144A	0.195	(cc)	03/05/23	525,000	6,220,988
IMT Trust, Series 2017-APTS, Class AFX, 144A	3.478	(cc)	06/15/34	23,725	24,206,003
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C18, Class A2	2.879		02/15/47	3,500	3,532,096
Series 2014-C21, Class A4	3.493		08/15/47	9,800	10,147,179
Series 2014-C23, Class XA, IO	0.829	(cc)	09/15/47	75,951	2,389,859

See Notes to Financial Statements.

40

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
JPMBB Commercial Mortgage Securities Trust, (cont’d.)
Series 2014-C24, Class A3	3.098%		11/15/47	8,040	$8,141,344
Series 2014-C25, Class A4A1	3.408		11/15/47	7,800	8,040,532
Series 2014-C25, Class XB, IO	0.099	(cc)	11/15/47	51,813	474,348
Series 2014-C26, Class A3	3.231		01/15/48	11,650	11,873,983
Series 2015-C28, Class A4	3.227		10/15/48	35,300	35,907,947
Series 2015-C29, Class XA, IO	0.930	(cc)	05/15/48	51,687	1,864,071
Series 2015-C32, Class XB, IO	0.279	(cc)	11/15/48	57,408	1,221,585
Series 2016-C2, Class XB, IO	0.661	(cc)	06/15/49	44,639	2,167,777
Series 2016-C4, Class A2	2.882		12/15/49	53,000	52,508,732
Series 2017-C5, Class A4	3.414		03/15/50	42,175	43,411,305
Series 2017-C7, Class A4	3.147		10/15/50	90,000	90,526,914
Series 2017-JP7, Class A4	3.195		09/15/50	70,600	71,417,492
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2012-LC9, Class A2	1.677		12/15/47	21	21,280
Series 2012-LC9, Class A4	2.611		12/15/47	4,000	4,018,299
Series 2008-C2, Class A1A	5.998		02/12/51	9,514	9,510,356
Series 2012-CBX, Class A3	3.139		06/15/45	1,094	1,104,449
Series 2013-C10, Class A4	2.875		12/15/47	11,000	11,161,262
Series 2013-C13, Class A3	3.525		01/15/46	3,000	3,070,430
Series 2014-C20, Class A3A1	3.472		07/15/47	5,042	5,172,978
Series 2015-FL7, Class B, 144A, 1 Month LIBOR + 1.800%	3.039	(c)	05/15/28	40,000	39,926,664
Series 2015-SGP, Class XCP, IO, 144A	0.597	(cc)	01/15/18	720,000	939,744
Series 2016-JP2, Class A3	2.559		08/15/49	40,000	38,765,244
LSTAR Commercial Mortgage Trust, Series 2017-5, Class A4, 144A	3.390		03/10/50	8,500	8,586,993
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-C5, Class XA, IO, 144A	1.482	(cc)	08/15/45	44,733	2,481,313
Series 2013-C7, Class A3	2.655		02/15/46	10,000	10,101,991
Series 2013-C8, Class A3	2.863		12/15/48	3,400	3,455,026
Series 2013-C9, Class A3	2.834		05/15/46	5,900	5,963,945
Series 2015-C24, Class A3	3.479		05/15/48	8,425	8,727,432
Series 2015-C24, Class XA, IO	0.813	(cc)	05/15/48	167,215	7,778,403
Series 2015-C25, Class A5	3.635		10/15/48	37,300	39,021,343
Series 2016-C30, Class A5	2.860		09/15/49	37,200	36,594,659
Series 2016-C31, Class A4	2.840		11/15/49	42,000	41,368,811
Series 2017-C34, Class A3	3.276		11/15/52	20,000	20,393,586
Morgan Stanley Capital I Trust,
Series 2015-XLF1, Class B, 144A, 1 Month LIBOR + 1.750%	2.989	(c)	08/14/31	4,772	4,789,037
Series 2017-H1, Class A4	3.259		06/15/50	56,175	57,099,545

See Notes to Financial Statements.

Prudential Total Return Bond Fund	41

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Olympic Tower Mortgage Trust,
Series 2017-OT, Class A, 144A (original cost $25,767,500; purchased 05/25/17)(f)	3.566%		05/10/39	25,000	$25,755,487
Series 2017-OT, Class C, 144A (original cost $21,652,708; purchased 05/12/17)(f)	3.945	(cc)	05/10/39	21,000	21,620,619
Shops at Crystals Trust, Series 2016-CSTL, Class A, 144A	3.126		07/05/36	28,675	28,354,428
UBS Commercial Mortgage Trust,
Series 2017-C2, Class A3	3.225		08/15/50	98,815	100,167,283
Series 2017-C3, Class A3	3.167		08/15/50	78,800	79,340,103
UBS-Barclays Commercial Mortgage Trust,
Series 2013-C5, Class A3	2.920		03/10/46	9,100	9,239,008
Series 2013-C5, Class XA, IO, 144A	0.998	(cc)	03/10/46	14,757	619,788
Series 2013-C5,Class XB, IO, 144A	0.434	(cc)	03/10/46	96,528	2,143,771
Series 2013-C6, Class A3	2.971		04/10/46	9,500	9,657,915
Series 2013-C6, Class A3FL, 144A, 1 Month LIBOR + 0.790%	2.029	(c)	04/10/46	21,200	21,451,962
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM	6.003	(cc)	02/15/51	4,897	4,891,395
Wells Fargo Commercial Mortgage Trust,
Series 2012-LC5, Class XA, IO, 144A	1.798	(cc)	10/15/45	37,399	2,679,464
Series 2013-LC12, Class A3FL, 144A, 1 Month LIBOR + 1.050%	2.289	(c)	07/15/46	27,500	27,840,403
Series 2014-LC16, Class A4	3.548		08/15/50	5,910	6,169,669
Series 2015-LC, Class A4	2.925		04/15/50	6,160	6,147,708
Series 2015-NXS1, Class XB, IO	0.356	(cc)	05/15/48	24,936	795,048
Series 2015-NXS2, Class A4	3.498		07/15/58	13,700	14,243,463
Series 2016-C34, Class XB, IO	0.941	(cc)	06/15/49	36,018	2,480,095
Series 2016-C35, Class A3	2.674		07/15/48	60,000	58,586,778
Series 2016-C35, Class XB, IO	0.939	(cc)	07/15/48	55,952	3,833,462
Series 2016-C36, Class A3	2.807		11/15/59	53,000	52,327,197
Series 2016-NXS6, Class A3	2.642		11/15/49	37,500	36,589,219
Series 2017-C38, Class A4	3.190		07/15/50	80,000	80,993,184
Series 2017-C39, Class A4	3.157		09/15/50	115,000	116,172,758
Series 2017-C39, Class A5	3.418		09/15/50	32,800	33,781,406
Series 2017-C40, Class A3	3.317		10/15/50	45,680	46,785,867

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $3,665,040,795)					3,655,127,958

CORPORATE BONDS 39.9%

Aerospace/Defense 0.3%
Embraer Netherlands Finance BV (Brazil), Gtd. Notes	5.050		06/15/25	2,700	2,848,500

See Notes to Financial Statements.

42

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Aerospace/Defense (cont’d)
Harris Corp., Sr. Unsec’d. Notes	3.832%	04/27/25	2,700	$2,802,859
Lockheed Martin Corp.,
Sr. Unsec’d. Notes	3.100	01/15/23	8,620	8,849,011
Sr. Unsec’d. Notes	3.550	01/15/26	9,880	10,262,529
Raytheon Co., Sr. Unsec’d. Notes	3.150	12/15/24	3,390	3,478,114
Rockwell Collins, Inc.,
Sr. Unsec’d. Notes	3.200	03/15/24	25,000	25,486,469
Sr. Unsec’d. Notes	3.500	03/15/27	13,250	13,600,056
Sr. Unsec’d. Notes	4.350	04/15/47	3,980	4,267,257
Spirit AeroSystems, Inc., Gtd. Notes	3.850	06/15/26	6,000	6,088,794

				77,683,589

Agriculture 0.4%
Altria Group, Inc., Gtd. Notes	2.850	08/09/22	6,925	7,021,632
Archer-Daniels-Midland Co., Sr. Unsec’d. Notes	3.750	09/15/47	8,120	8,003,100
BAT Capital Corp. (United Kingdom),
Gtd. Notes, 144A	2.297	08/14/20	18,200	18,206,558
Gtd. Notes, 144A	3.222	08/15/24	13,775	13,866,105
Gtd. Notes, 144A	3.557	08/15/27	25,000	25,062,000
Imperial Brands Finance PLC (United Kingdom), Gtd. Notes, 144A	2.050	02/11/18	9,975	9,978,890
Reynolds American, Inc. (United Kingdom),
Gtd. Notes	4.000	06/12/22	7,255	7,645,416
Gtd. Notes	4.450	06/12/25	21,668	23,322,872
Gtd. Notes	8.125	06/23/19	305	334,372
Vector Group Ltd., Sr. Sec’d. Notes, 144A	6.125	02/01/25	8,000	8,300,000

				121,740,945

Airlines 0.4%
American Airlines Pass-Through Trust,
Series 2013-1, Class A, Pass-Through Certificates(a)	4.000	01/15/27	6,236	6,478,071
Series 2013-2, Class A, Pass-Through Certificates(a)	4.950	07/15/24	7,565	8,086,292
Series 2014-1, Class A, Pass-Through Certificates	3.700	04/01/28	2,575	2,648,565
Series 2015-1, Class A, Pass-Through Certificates	3.375	11/01/28	10,684	10,784,719
Series 2015-2, Class AA, Pass-Through Certificates	3.600	03/22/29	11,635	12,042,117
Continental Airlines, Inc., Pass-Through Trust,
Series 2001-1, Class A-1, Pass-Through Certificates	6.703	12/15/22	1	895

See Notes to Financial Statements.

Prudential Total Return Bond Fund	43

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Airlines (cont’d)
Continental Airlines, Inc., Pass-Through Trust, (cont’d)
Series 2007-1, Class A, Pass-Through Certificates	5.983%	10/19/23		359	$397,544
Series 2010-1, Class A, Pass-Through Certificates	4.750	07/12/22		275	289,098
Series 2012-1, Class A, Pass-Through Certificates(a)	4.150	10/11/25		2,297	2,417,194
Series 2012-2, Class A, Pass-Through Certificates	4.000	04/29/26		777	811,320
Delta Air Lines, Inc., Sr. Unsec’d. Notes	3.625	03/15/22		32,690	33,592,689
Delta Air Lines, Inc., Pass-Through Trust,
Series 2007-1, Class A, Pass-Through Certificates	6.821	02/10/24		1,373	1,580,653
Series 2009-1, Class A, Pass-Through Certificates	7.750	06/17/21		547	595,868
Series 2010-2, Class A, Pass-Through Certificates	4.950	11/23/20		579	596,790
Series 2011-1, Class A, Pass-Through Certificates	5.300	10/15/20		481	500,550
Series 2012-1, Class A, Pass-Through Certificates(a)	4.750	11/07/21		1,111	1,161,308
Southwest Airlines Co., Sr. Unsec’d. Notes	2.650	11/05/20		9,310	9,445,806
United Airlines Pass-Through Trust,
Series 2015-1, Class AA, Pass-Through Certificates	3.450	06/01/29		10,582	10,815,146
Series 2016-2, Class AA, Pass-Through Certificates	2.875	04/07/30		16,530	16,134,933
US Airways Pass-Through Trust, Series 2012-2, Class A, Pass-Through Certificates	4.625	12/03/26		1,835	1,963,008

					120,342,566

Apparel 0.0%
Hanesbrands Finance Luxembourg SCA, Gtd. Notes, 144A	3.500	06/15/24	EUR	7,175	9,025,600

Auto Manufacturers 0.9%
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A	1.875	01/11/18		800	800,408
Gtd. Notes, 144A	2.250	03/02/20		20,605	20,658,606
Ford Holdings LLC, Gtd. Notes	9.375	03/01/20		3,300	3,795,143
Ford Motor Co.,
Sr. Unsec’d. Notes(a)	4.750	01/15/43		13,495	13,337,648
Sr. Unsec’d. Notes	6.375	02/01/29		2,595	3,047,851
Sr. Unsec’d. Notes	6.625	10/01/28		6,834	8,282,699
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	2.375	01/16/18		5,290	5,297,406
Sr. Unsec’d. Notes	2.459	03/27/20		16,095	16,161,466
Sr. Unsec’d. Notes	3.096	05/04/23		12,090	12,072,866

See Notes to Financial Statements.

44

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Auto Manufacturers (cont’d)
Ford Motor Credit Co. LLC, (cont’d)
Sr. Unsec’d. Notes	3.219%	01/09/22		12,975	$13,171,104
Sr. Unsec’d. Notes(a)	3.336	03/18/21		6,900	7,084,154
Sr. Unsec’d. Notes(a)	3.810	01/09/24		5,000	5,129,062
Sr. Unsec’d. Notes	4.134	08/04/25		3,145	3,241,460
Sr. Unsec’d. Notes	5.000	05/15/18		600	610,226
General Motors Co.,
Sr. Unsec’d. Notes	4.000	04/01/25		5,560	5,681,002
Sr. Unsec’d. Notes(a)	4.875	10/02/23		3,725	4,061,516
Sr. Unsec’d. Notes	5.150	04/01/38		10,815	11,247,868
Sr. Unsec’d. Notes	6.250	10/02/43		3,990	4,605,520
Sr. Unsec’d. Notes	6.600	04/01/36		4,470	5,349,182
General Motors Financial Co., Inc.,
Gtd. Notes	3.150	01/15/20		7,490	7,627,927
Gtd. Notes	3.450	04/10/22		27,425	28,037,572
Gtd. Notes	3.700	05/09/23		21,265	21,794,274
Gtd. Notes(a)	4.000	10/06/26		7,785	7,850,274
Gtd. Notes(a)	4.350	01/17/27		23,775	24,456,001
Gtd. Notes(a)	5.250	03/01/26		2,450	2,676,462
Harley-Davidson Financial Services, Inc., Gtd. Notes, 144A, MTN	2.150	02/26/20		12,370	12,303,224
Jaguar Land Rover Automotive PLC (United Kingdom),
Gtd. Notes, 144A	2.200	01/15/24	EUR	5,700	6,755,836
Gtd. Notes, 144A(a)	4.125	12/15/18		6,221	6,345,420
Gtd. Notes, 144A(a)	4.250	11/15/19		2,165	2,229,950

					263,712,127

Auto Parts & Equipment 0.3%
Adient Global Holdings Ltd., Gtd. Notes, 144A	3.500	08/15/24	EUR	9,692	11,919,123
Goodyear Tire & Rubber Co. (The),
Gtd. Notes(a)	5.000	05/31/26		8,450	8,661,250
Gtd. Notes(a)	5.125	11/15/23		4,225	4,351,750
IHO Verwaltungs GmbH (Germany),
Sr. Sec’d. Notes, Cash coupon 3.250% or PIK 4.000%, 144A	3.250	09/15/23	EUR	16,175	19,760,903
Sr. Sec’d. Notes, Cash coupon 3.750% or PIK 4.500%, 144A	3.750	09/15/26	EUR	15,485	19,300,333
Lear Corp.,
Sr. Unsec’d. Notes	5.250	01/15/25		2,100	2,250,299
Sr. Unsec’d. Notes	5.375	03/15/24		11,650	12,430,181

See Notes to Financial Statements.

Prudential Total Return Bond Fund	45

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Auto Parts & Equipment (cont’d)
Magna International, Inc. (Canada),
Sr. Unsec’d. Notes	3.625%	06/15/24		4,285	$4,456,984
Sr. Unsec’d. Notes	4.150	10/01/25		3,900	4,172,904
ZF North America Capital, Inc. (Germany), Gtd. Notes, 144A	4.500	04/29/22		1,250	1,306,250

					88,609,977

Banks 9.6%
Agence Francaise de Developpement (France),
Sr. Unsec’d. Notes	1.625	01/21/20		30,400	30,117,675
Sr. Unsec’d. Notes, EMTN	2.000	03/18/19		9,000	9,014,715
Banco de Credito del Peru (Peru), Sr. Unsec’d. Notes, 144A	4.250	04/01/23		2,532	2,687,085
Banco Santander SA (Spain), Sr. Unsec’d. Notes(a)	3.500	04/11/22		15,400	15,779,856
Bank Nederlandse Gemeenten NV (Netherlands),
Sr. Unsec’d. Notes	0.500	05/12/21	ZAR	25,000	1,317,187
Sr. Unsec’d. Notes	0.500	06/22/21	ZAR	84,000	4,421,619
Sr. Unsec’d. Notes, EMTN	0.500	06/07/22	ZAR	329,000	15,778,969
Sr. Unsec’d. Notes, MTN	1.125	05/25/18		35,000	34,916,245
Sr. Unsec’d. Notes, 144A, MTN	1.750	10/05/20		13,600	13,509,016
Sr. Unsec’d. Notes, 144A, MTN(a)	2.375	02/01/22		47,346	47,679,931
Bank of America Corp.,
Jr. Sub. Notes(a)	5.125	12/31/49		2,225	2,277,844
Jr. Sub. Notes	6.300	12/31/49		49,750	56,679,180
Jr. Sub. Notes	8.125	12/31/49		5,000	5,158,000
Jr. Sub. Notes, Series K	8.000	12/31/49		625	632,813
Sr. Unsec’d. Notes(a)	5.700	01/24/22		17,450	19,588,609
Sr. Unsec’d. Notes	7.625	06/01/19		3,235	3,508,752
Sr. Unsec’d. Notes, GMTN(a)	2.625	04/19/21		3,560	3,577,719
Sr. Unsec’d. Notes, GMTN	3.500	04/19/26		13,235	13,472,663
Sr. Unsec’d. Notes, GMTN(a)	3.593	07/21/28		61,200	61,819,001
Sr. Unsec’d. Notes, MTN	3.248	10/21/27		31,560	31,062,912
Sr. Unsec’d. Notes, MTN(a)	3.875	08/01/25		9,950	10,433,769
Sr. Unsec’d. Notes, MTN(a)	4.000	04/01/24		3,125	3,311,009
Sr. Unsec’d. Notes, MTN	4.125	01/22/24		15,785	16,814,069
Sr. Unsec’d. Notes, MTN(a)	4.443	01/20/48		1,370	1,484,778
Sr. Unsec’d. Notes, MTN	5.650	05/01/18		2,000	2,038,507
Sub. Notes, MTN	3.950	04/21/25		19,960	20,570,867
Sub. Notes, MTN	4.000	01/22/25		31,900	33,038,311
Sub. Notes, MTN	4.200	08/26/24		18,410	19,441,174
Sub. Notes, MTN(a)	4.450	03/03/26		32,645	34,709,143

See Notes to Financial Statements.

46

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Banks (cont’d.)
Bank of America NA, Sr. Unsec’d. Notes	2.050%	12/07/18	2,000	$2,007,262
Bank of England Euro Note (United Kingdom),
Sr. Unsec’d. Notes, 144A, MTN	1.250	03/14/19	2,500	2,484,270
Sr. Unsec’d. Notes, 144A, MTN	1.750	03/06/20	18,000	17,962,344
Bank of New York Mellon Corp. (The),
Jr. Sub. Notes	4.625	12/31/49	17,715	18,224,306
Sr. Unsec’d. Notes, MTN	2.200	08/16/23	18,300	17,834,332
Sr. Unsec’d. Notes, MTN	3.000	02/24/25	11,680	11,758,367
Sr. Unsec’d. Notes, MTN(a)	3.250	09/11/24	3,550	3,648,676
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes(a)	3.250	01/12/21	7,920	8,047,457
Sr. Unsec’d. Notes	3.650	03/16/25	32,165	32,285,973
Sr. Unsec’d. Notes	3.684	01/10/23	6,710	6,844,149
Sub. Notes	5.200	05/12/26	13,010	13,954,097
BB&T Corp., Sr. Unsec’d. Notes, MTN	2.450	01/15/20	12,210	12,328,069
BBVA Bancomer SA (Mexico), Sub. Notes	6.500	03/10/21	2,400	2,628,000
BNP Paribas SA (France),
Sr. Unsec’d. Notes	2.375	05/21/20	9,010	9,094,929
Sr. Unsec’d. Notes, 144A, MTN(a)	2.950	05/23/22	13,075	13,214,679
Sub. Notes, 144A	4.625	03/13/27	5,755	6,155,031
BPCE SA (France),
Gtd. Notes, 144A, MTN	3.000	05/22/22	12,675	12,734,763
Sub. Notes, 144A, MTN(a)	4.500	03/15/25	4,015	4,192,274
Sub. Notes, 144A, MTN	5.700	10/22/23	3,726	4,160,001
Branch Banking & Trust Co., Sr. Unsec’d. Notes	2.850	04/01/21	9,550	9,729,052
Capital One Bank USA NA, Sr. Unsec’d. Notes(a)	2.950	07/23/21	8,385	8,486,742
CITIC Ltd. (China),
Sr. Unsec’d. Notes, EMTN	6.800	01/17/23	1,800	2,110,356
Sr. Unsec’d. Notes, EMTN	6.875	01/21/18	3,430	3,464,739
Citigroup, Inc.,
Jr. Sub. Notes	5.950	12/31/49	51,035	53,851,111
Jr. Sub. Notes	6.125	12/31/49	6,590	7,067,775
Jr. Sub. Notes	6.250	12/31/49	9,660	11,000,325
Sr. Unsec’d. Notes(a)	2.750	04/25/22	3,065	3,074,686
Sr. Unsec’d. Notes	2.876	07/24/23	13,310	13,298,470
Sr. Unsec’d. Notes	3.200	10/21/26	45,690	45,134,650
Sr. Unsec’d. Notes	3.400	05/01/26	20,000	20,181,119
Sr. Unsec’d. Notes	3.520	10/27/28	27,530	27,453,509
Sr. Unsec’d. Notes	3.668	07/24/28	12,612	12,747,926
Sr. Unsec’d. Notes	3.700	01/12/26	21,150	21,803,578
Sr. Unsec’d. Notes	8.125	07/15/39	2,400	3,769,973

See Notes to Financial Statements.

Prudential Total Return Bond Fund	47

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Banks (cont’d.)
Citigroup, Inc., (cont’d.)
Sub. Notes	4.300%		11/20/26	1,175	$1,230,010
Sub. Notes(a)	4.400		06/10/25	22,755	24,044,670
Sub. Notes	4.450		09/29/27	36,150	38,147,774
Sub. Notes	4.750		05/18/46	13,030	14,144,187
Citizens Bank NA,
Sr. Unsec’d. Notes, MTN	2.300		12/03/18	5,760	5,781,718
Sr. Unsec’d. Notes, MTN	2.500		03/14/19	5,770	5,806,815
Credit Agricole SA (France), Jr. Sub. Notes	7.875		12/31/49	1,000	1,138,750
Credit Suisse AG (Switzerland),
Sr. Unsec’d. Notes	1.700		04/27/18	19,535	19,542,955
Sr. Unsec’d. Notes, MTN	1.750		01/29/18	7,365	7,368,717
Sr. Unsec’d. Notes, MTN	3.625		09/09/24	6,450	6,715,372
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes	3.125		12/10/20	1,930	1,966,774
Gtd. Notes(a)	3.750		03/26/25	3,590	3,687,075
Gtd. Notes	3.800		06/09/23	23,170	24,047,083
Gtd. Notes	4.550		04/17/26	4,315	4,632,742
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes	1.875		02/13/18	18,380	18,383,775
Sr. Unsec’d. Notes, GMTN	3.375		05/12/21	2,160	2,194,644
Development Bank of Japan, Inc. (Japan),
Gov’t. Gtd. Notes, MTN	1.000		01/22/18	22,850	22,814,720
Gov’t. Gtd. Notes, 3 Month LIBOR + 0.240%, GMTN	1.618	(c)	01/28/20	500	497,555
Gov’t. Gtd. Notes, GMTN	2.125		01/30/19	1,150	1,150,752
Gov’t. Gtd. Notes, 144A, MTN	2.125		09/01/22	600	592,274
Sr. Unsec’d. Notes, GMTN	2.235		04/28/22	1,000	991,460
Dexia Credit Local SA (France),
Gov’t. Liquid Gtd. Notes	1.875		01/29/20	45,567	45,377,502
Gov’t. Liquid Gtd. Notes	2.250		02/18/20	6,005	6,018,721
Gov’t. Liquid Gtd. Notes, 144A	1.875		09/15/21	29,500	29,006,837
Gov’t. Liquid Gtd. Notes, 144A	2.250		02/18/20	5,750	5,763,139
Gov’t. Liquid Gtd. Notes, MTN	2.250		01/30/19	7,654	7,684,004
Discover Bank,
Sr. Unsec’d. Notes	2.000		02/21/18	3,575	3,578,400
Sr. Unsec’d. Notes	3.450		07/27/26	6,775	6,684,922
Sr. Unsec’d. Notes	4.200		08/08/23	9,280	9,860,928
Sr. Unsec’d. Notes	4.250		03/13/26	675	705,078
Sub. Notes	7.000		04/15/20	6,980	7,711,553

See Notes to Financial Statements.

48

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Banks (cont’d.)
Fifth Third Bank,
Sr. Unsec’d. Notes	1.450%	02/28/18	7,900	$7,898,085
Sr. Unsec’d. Notes	2.375	04/25/19	1,105	1,111,716
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes	5.000	12/31/49	5,000	5,006,250
Jr. Sub. Notes	5.300	12/31/49	40,010	42,910,725
Jr. Sub. Notes	5.375	12/31/49	17,210	17,855,375
Sr. Unsec’d. Notes	3.272	09/29/25	22,430	22,351,986
Sr. Unsec’d. Notes	3.500	01/23/25	19,430	19,732,597
Sr. Unsec’d. Notes	3.500	11/16/26	28,890	28,930,581
Sr. Unsec’d. Notes(a)	3.625	01/22/23	810	837,823
Sr. Unsec’d. Notes	3.691	06/05/28	25,950	26,148,683
Sr. Unsec’d. Notes	3.750	02/25/26	8,495	8,715,462
Sr. Unsec’d. Notes	3.850	01/26/27	46,810	47,895,046
Sr. Unsec’d. Notes	4.017	10/31/38	23,770	23,954,877
Sr. Unsec’d. Notes(a)	5.750	01/24/22	16,755	18,757,141
Sr. Unsec’d. Notes	6.150	04/01/18	875	890,689
Sr. Unsec’d. Notes	6.250	02/01/41	2,305	3,050,281
Sr. Unsec’d. Notes, GMTN	7.500	02/15/19	5,300	5,664,484
Sr. Unsec’d. Notes, MTN	2.905	07/24/23	45,270	45,072,597
Sr. Unsec’d. Notes, MTN	3.850	07/08/24	5,040	5,251,389
Sr. Unsec’d. Notes, MTN	4.000	03/03/24	4,505	4,752,308
Sr. Unsec’d. Notes, MTN	4.800	07/08/44	5,220	5,829,011
Sr. Unsec’d. Notes, MTN	6.000	06/15/20	4,520	4,942,564
Sub. Notes(a)	5.150	05/22/45	12,425	14,150,346
Sub. Notes	6.750	10/01/37	7,405	9,776,144
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes	4.041	03/13/28	16,970	17,773,209
Sr. Unsec’d. Notes	4.875	01/14/22	450	490,323
Sr. Unsec’d. Notes	5.100	04/05/21	230	250,009
Sub. Notes	4.250	03/14/24	7,185	7,551,231
Sub. Notes	4.375	11/23/26	4,695	4,937,384
Intesa Sanpaolo Spa (Italy), Sr. Unsec’d. Notes, 144A	3.875	07/14/27	13,835	13,924,524
JPMorgan Chase & Co.,
Jr. Sub. Notes	4.625	12/31/49	30,100	29,829,853
Jr. Sub. Notes	5.300	12/31/49	21,720	22,836,408
Jr. Sub. Notes	6.750	12/31/49	29,650	33,986,313
Jr. Sub. Notes	7.900	12/31/49	5,885	6,035,068
Sr. Unsec’d. Notes	2.250	01/23/20	22,900	23,013,405
Sr. Unsec’d. Notes	2.550	10/29/20	18,020	18,192,383

See Notes to Financial Statements.

Prudential Total Return Bond Fund	49

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Banks (cont’d.)
JPMorgan Chase & Co., (cont’d.)
Sr. Unsec’d. Notes	2.950%	10/01/26	19,630	$19,283,623
Sr. Unsec’d. Notes	3.125	01/23/25	20,770	20,890,843
Sr. Unsec’d. Notes	3.200	01/25/23	8,265	8,456,835
Sr. Unsec’d. Notes	3.200	06/15/26	17,100	17,083,539
Sr. Unsec’d. Notes(a)	3.250	09/23/22	8,770	9,018,362
Sr. Unsec’d. Notes	3.300	04/01/26	30,910	31,138,188
Sr. Unsec’d. Notes(a)	3.540	05/01/28	41,385	41,794,026
Sr. Unsec’d. Notes	3.882	07/24/38	25,230	25,444,488
Sr. Unsec’d. Notes	4.032	07/24/48	3,200	3,265,616
Sr. Unsec’d. Notes	4.250	10/15/20	5,160	5,453,499
Sr. Unsec’d. Notes	4.260	02/22/48	19,366	20,382,995
Sr. Unsec’d. Notes	4.350	08/15/21	2,240	2,394,043
Sr. Unsec’d. Notes	4.500	01/24/22	3,350	3,616,463
Sr. Unsec’d. Notes(a)	4.625	05/10/21	1,915	2,059,389
Sr. Unsec’d. Notes(a)	5.600	07/15/41	830	1,043,479
Sub. Notes(a)	3.375	05/01/23	2,775	2,844,759
Sub. Notes	3.875	09/10/24	18,900	19,718,115
KeyBank NA,
Sr. Unsec’d. Notes	1.650	02/01/18	3,350	3,350,249
Sr. Unsec’d. Notes(a)	2.250	03/16/20	13,730	13,770,848
Sr. Unsec’d. Notes	2.500	12/15/19	5,750	5,811,472
KeyCorp, Sr. Unsec’d. Notes, MTN(a)	5.100	03/24/21	560	609,983
Korea Development Bank (The) (South Korea), Sr. Unsec’d. Notes	3.000	03/17/19	2,000	2,016,492
Lloyds Bank PLC (United Kingdom), Gtd. Notes, 144A, MTN	5.800	01/13/20	6,330	6,820,175
Lloyds Banking Group PLC (United Kingdom), Sr. Unsec’d. Notes(a)	3.750	01/11/27	7,875	8,022,735
Manufacturers & Traders Trust Co.,
Sr. Unsec’d. Notes	2.900	02/06/25	18,295	18,168,117
Sub. Notes(a)	3.400	08/17/27	8,400	8,457,861
Mizuho Bank Ltd. (Japan), Gtd. Notes, 144A	1.850	03/21/18	2,700	2,702,571
Mizuho Financial Group, Inc. (Japan), Sr. Unsec’d. Notes	3.170	09/11/27	10,000	9,875,953
Morgan Stanley,
Jr. Sub. Notes	5.450	12/31/49	52,385	54,323,245
Jr. Sub. Notes, Series J(a)	5.550	12/31/49	4,810	5,050,500
Sr. Unsec’d. Notes	1.875	01/05/18	8,445	8,449,261
Sr. Unsec’d. Notes	4.375	01/22/47	21,730	23,077,754
Sr. Unsec’d. Notes	5.750	01/25/21	2,920	3,222,292

See Notes to Financial Statements.

50

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Banks (cont’d.)
Morgan Stanley, (cont’d.)
Sr. Unsec’d. Notes, GMTN	3.700%	10/23/24	5,000	$5,194,563
Sr. Unsec’d. Notes, GMTN(a)	3.750	02/25/23	6,575	6,875,439
Sr. Unsec’d. Notes, GMTN(a)	3.875	01/27/26	17,100	17,840,243
Sr. Unsec’d. Notes, GMTN	5.500	07/28/21	5,485	6,060,133
Sr. Unsec’d. Notes, GMTN(a)	6.625	04/01/18	3,200	3,263,552
Sr. Unsec’d. Notes, MTN	2.625	11/17/21	31,590	31,635,597
Sr. Unsec’d. Notes, MTN	2.750	05/19/22	13,600	13,633,913
Sr. Unsec’d. Notes, MTN(a)	3.125	07/27/26	29,095	28,672,382
Sr. Unsec’d. Notes, MTN	3.971	07/22/38	31,620	32,026,723
Sr. Unsec’d. Notes, MTN(a)	4.300	01/27/45	7,500	7,908,653
Sr. Unsec’d. Notes, MTN	5.625	09/23/19	2,530	2,690,347
Sr. Unsec’d. Notes, MTN	6.375	07/24/42	2,360	3,205,011
Sub. Notes, GMTN	4.350	09/08/26	15,545	16,294,676
Sub. Notes, MTN	3.950	04/23/27	16,340	16,665,166
MUFG Americas Holdings Corp., Sr. Unsec’d. Notes	2.250	02/10/20	16,675	16,667,299
Nederlandse Waterschapsbank NV (Netherlands), Sr. Unsec’d. Notes, 144A, MTN	2.250	03/02/22	12,800	12,821,466
People’s United Bank NA, Sub. Notes	4.000	07/15/24	1,750	1,793,526
PNC Bank NA,
Sr. Unsec’d. Notes(a)	2.625	02/17/22	14,615	14,762,208
Sr. Unsec’d. Notes(a)	2.950	02/23/25	11,870	11,898,101
Sr. Unsec’d. Notes, MTN	3.250	06/01/25	975	992,792
Sub. Notes	2.950	01/30/23	10,835	10,972,829
Sub. Notes	4.200	11/01/25	1,450	1,558,396
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes	2.854	11/09/22	1,600	1,625,448
Sub. Notes	3.900	04/29/24	2,715	2,856,053
Royal Bank of Scotland Group PLC (United Kingdom), Sr. Unsec’d. Notes	3.875	09/12/23	26,670	27,353,860
Santander UK Group Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	2.875	10/16/20	8,520	8,626,244
Santander UK PLC (United Kingdom), Sr. Unsec’d. Notes	2.375	03/16/20	21,490	21,666,830
State Street Corp.,
Jr. Sub. Notes	4.956	03/15/18	1,375	1,391,260
Jr. Sub. Notes	5.250	12/31/49	13,075	13,777,781
Sumitomo Mitsui Banking Corp. (Japan),
Gtd. Notes	2.450	01/10/19	1,225	1,232,089
Gtd. Notes	2.450	01/16/20	10,750	10,827,449
Gtd. Notes	3.000	01/18/23	5,125	5,170,082
Gtd. Notes, GMTN	2.250	07/11/19	2,560	2,569,763

See Notes to Financial Statements.

Prudential Total Return Bond Fund	51

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Banks (cont’d.)
Sumitomo Mitsui Financial Group, Inc. (Japan), Sr. Unsec’d. Notes(a)	2.442%	10/19/21	9,390	$9,358,885
SunTrust Bank, Sr. Unsec’d. Notes	2.750	05/01/23	3,675	3,658,864
SunTrust Banks, Inc., Sr. Unsec’d. Notes	2.500	05/01/19	7,830	7,894,754
UBS Group Funding Switzerland AG (Switzerland),
Gtd. Notes, 144A	2.859	08/15/23	16,355	16,332,105
Gtd. Notes, 144A	4.125	09/24/25	17,751	18,721,812
Gtd. Notes, 144A(a)	4.125	04/15/26	8,634	9,101,389
Gtd. Notes, 144A	4.253	03/23/28	35,385	37,283,100
US Bancorp,
Jr. Sub. Notes	5.300	12/31/49	10,605	11,638,988
Sub. Notes, MTN	3.600	09/11/24	12,170	12,654,996
Wells Fargo & Co.,
Jr. Sub. Notes	7.980	12/31/49	2,400	2,448,720
Sr. Unsec’d. Notes	2.500	03/04/21	6,960	6,988,515
Sr. Unsec’d. Notes, MTN(a)	3.000	02/19/25	8,280	8,214,234

				2,747,595,590

Beverages 0.2%
Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes	4.700	02/01/36	25,475	27,891,539
Gtd. Notes	4.900	02/01/46	6,785	7,630,478
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes	8.000	11/15/39	1,880	2,939,942
Gtd. Notes	8.200	01/15/39	450	711,095
Coca-Cola Icecek A/S (Turkey),
Sr. Unsec’d. Notes	4.750	10/01/18	4,300	4,367,226
Sr. Unsec’d. Notes, 144A	4.750	10/01/18	1,275	1,294,933

				44,835,213

Biotechnology 0.4%
Amgen, Inc.,
Sr. Unsec’d. Notes	3.200	11/02/27	28,810	28,695,048
Sr. Unsec’d. Notes	4.400	05/01/45	15,660	16,488,671
Sr. Unsec’d. Notes	4.563	06/15/48	2,594	2,770,725
Sr. Unsec’d. Notes	4.663	06/15/51	18,420	19,921,237
Celgene Corp.,
Sr. Unsec’d. Notes	3.250	08/15/22	7,529	7,692,080
Sr. Unsec’d. Notes	3.450	11/15/27	27,975	27,932,478

See Notes to Financial Statements.

52

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Biotechnology (cont’d.)
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes	3.500%	02/01/25		6,730	$6,996,688
Sr. Unsec’d. Notes	3.700	04/01/24		10,811	11,380,159
Sr. Unsec’d. Notes	4.800	04/01/44		5,160	5,775,191

					127,652,277

Building Materials 0.3%
Cemex SAB de CV (Mexico),
Sr. Sec’d. Notes, 144A	4.750	01/11/22	EUR	2,450	2,943,179
Sr. Sec’d. Notes, 144A(a)	7.750	04/16/26		3,000	3,397,800
Fortune Brands Home & Security, Inc., Sr. Unsec’d. Notes	4.000	06/15/25		23,420	24,427,705
Griffon Corp., Gtd. Notes	5.250	03/01/22		6,400	6,494,080
Martin Marietta Materials, Inc., Sr. Unsec’d. Notes	4.250	07/02/24		2,300	2,433,761
Owens Corning, Gtd. Notes(a)	4.300	07/15/47		15,000	14,366,163
Owens Corning, Inc., Gtd. Notes	4.200	12/15/22		1,625	1,721,084
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A	5.375	11/15/24		24,350	25,686,815
US Concrete, Inc., Gtd. Notes	6.375	06/01/24		4,000	4,300,000

					85,770,587

Chemicals 0.7%
Agrium, Inc. (Canada),
Sr. Unsec’d. Notes	4.125	03/15/35		1,900	1,930,448
Sr. Unsec’d. Notes	4.900	06/01/43		3,370	3,719,180
Sr. Unsec’d. Notes	5.250	01/15/45		4,285	4,947,633
Sr. Unsec’d. Notes	6.125	01/15/41		1,730	2,173,051
Ashland LLC,
Gtd. Notes(a)	4.750	08/15/22		2,640	2,785,728
Gtd. Notes	6.875	05/15/43		10,850	12,152,000
CF Industries, Inc.,
Gtd. Notes	4.950	06/01/43		3,565	3,270,887
Gtd. Notes	5.375	03/15/44		6,640	6,374,400
Gtd. Notes	6.875	05/01/18		240	245,700
Gtd. Notes	7.125	05/01/20		195	214,500
Sr. Sec’d. Notes, 144A	3.400	12/01/21		22,000	22,343,183
Dow Chemical Co. (The),
Sr. Unsec’d. Notes	3.000	11/15/22		3,675	3,744,520
Sr. Unsec’d. Notes	4.125	11/15/21		5,320	5,640,191
Sr. Unsec’d. Notes	4.250	11/15/20		1,549	1,625,268
Sr. Unsec’d. Notes	4.625	10/01/44		2,160	2,314,187
Sr. Unsec’d. Notes	5.250	11/15/41		5,310	6,103,564
Sr. Unsec’d. Notes	9.400	05/15/39		330	555,052

See Notes to Financial Statements.

Prudential Total Return Bond Fund	53

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Chemicals (cont’d.)
Eastman Chemical Co.,
Sr. Unsec’d. Notes	2.700%		01/15/20	10,010	$10,125,434
Sr. Unsec’d. Notes	3.800		03/15/25	9,781	10,191,642
Sr. Unsec’d. Notes	4.650		10/15/44	3,460	3,718,843
EuroChem Mineral & Chemical Co. OJSC via EuroChem Global Investments Ltd. (Russia), Sr. Unsec’d. Notes, 144A	3.800		04/12/20	8,550	8,593,605
LYB International Finance BV,
Gtd. Notes	4.000		07/15/23	3,000	3,170,777
Gtd. Notes	4.875		03/15/44	6,540	7,165,420
LYB International Finance II BV, Gtd. Notes(a)	3.500		03/02/27	11,605	11,597,422
LyondellBasell Industries NV,
Sr. Unsec’d. Notes	4.625		02/26/55	18,635	19,080,766
Sr. Unsec’d. Notes	5.000		04/15/19	1,575	1,629,214
Sr. Unsec’d. Notes(a)	5.750		04/15/24	1,000	1,144,983
Sr. Unsec’d. Notes	6.000		11/15/21	9,954	11,181,510
Mosaic Co. (The),
Sr. Unsec’d. Notes(a)	5.450		11/15/33	1,040	1,101,379
Sr. Unsec’d. Notes(a)	5.625		11/15/43	3,455	3,625,873
NOVA Chemicals Corp. (Canada), Sr. Unsec’d. Notes, 144A	5.000		05/01/25	4,040	4,110,700
Sherwin-Williams Co. (The), Sr. Unsec’d. Notes	3.450		06/01/27	9,275	9,422,018
Union Carbide Corp., Sr. Unsec’d. Notes	7.500		06/01/25	850	1,065,061
Westlake Chemical Corp., Gtd. Notes	4.875		05/15/23	5,705	5,897,544

					192,961,683

Commercial Services 0.7%
Board of Trustees of The Leland Stanford Junior University (The), Unsec’d. Notes	3.647		05/01/48	7,250	7,545,403
California Institute of Technology, Sr. Unsec’d. Notes	4.700		11/01/2111	1,130	1,189,788
Central Nippon Expressway Co. Ltd. (Japan),
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.850%, EMTN	2.169	(c)	09/14/21	1,000	1,011,360
Sr. Unsec’d. Notes	2.293		04/23/21	3,500	3,468,640
DP World Ltd. (United Arab Emirates), Sr. Unsec’d. Notes, MTN	6.850		07/02/37	2,000	2,475,000
Ecolab, Inc., Sr. Unsec’d. Notes	2.250		01/12/20	5,125	5,148,489
ERAC USA Finance LLC,
Gtd. Notes, 144A	2.700		11/01/23	27,400	26,830,290
Gtd. Notes, 144A	3.300		12/01/26	19,130	18,780,673

See Notes to Financial Statements.

54

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Commercial Services (cont’d.)
ERAC USA Finance LLC, (cont’d.)
Gtd. Notes, 144A(a)	3.800%	11/01/25	17,535	$18,015,465
Gtd. Notes, 144A	4.500	02/15/45	3,720	3,729,447
Gtd. Notes, 144A	6.700	06/01/34	810	1,016,264
Gtd. Notes, 144A(a)	7.000	10/15/37	4,090	5,424,950
Massachusetts Institute of Technology,
Unsec’d. Notes	3.885	07/01/2116	5,800	5,468,527
Unsec’d. Notes	4.678	07/01/2114	3,000	3,422,027
Unsec’d. Notes	5.600	07/01/2111	942	1,263,207
President & Fellows of Harvard College, Unsec’d. Notes	3.150	07/15/46	9,930	9,541,463
SNCF Reseau (France), Sr. Unsec’d. Notes, EMTN	1.375	10/11/19	41,000	40,519,767
Total System Services, Inc., Sr. Unsec’d. Notes	4.800	04/01/26	4,600	5,002,259
United Rentals North America, Inc.,
Gtd. Notes	4.875	01/15/28	13,740	13,808,700
Gtd. Notes(a)	5.500	07/15/25	2,375	2,548,672
Gtd. Notes(a)	5.500	05/15/27	4,860	5,200,200
Gtd. Notes(a)	5.875	09/15/26	9,575	10,436,750
University of Southern California, Unsec’d. Notes	3.841	10/01/47	9,375	9,826,695

				201,674,036

Computers 0.5%
Apple, Inc.,
Sr. Unsec’d. Notes	2.850	05/06/21	400	409,916
Sr. Unsec’d. Notes	3.000	02/09/24	46,700	47,629,039
Sr. Unsec’d. Notes	3.200	05/13/25	4,170	4,283,596
Sr. Unsec’d. Notes	3.250	02/23/26	11,565	11,844,092
Sr. Unsec’d. Notes	4.650	02/23/46	2,025	2,308,346
Dell International LLC/EMC Corp.,
Gtd. Notes, 144A	5.875	06/15/21	11,040	11,561,947
Sr. Sec’d. Notes, 144A	3.480	06/01/19	9,135	9,298,848
DXC Technology Co., Sr. Unsec’d. Notes(a)	2.875	03/27/20	12,400	12,560,125
EMC Corp., Sr. Unsec’d. Notes	2.650	06/01/20	14,500	14,326,483
Hewlett Packard Enterprise Co.,
Sr. Unsec’d. Notes	2.850	10/05/18	6,395	6,449,006
Sr. Unsec’d. Notes, 144A	2.100	10/04/19	18,315	18,292,019

				138,963,417

Diversified Financial Services 1.6%
ALEX Alpha LLC, U.S. Gov’t. Gtd. Notes	1.617	08/15/24	3,043	2,976,032

See Notes to Financial Statements.

Prudential Total Return Bond Fund	55

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)
Ally Financial, Inc.,
Gtd. Notes	6.250%		12/01/17		8,400	$8,425,200
Gtd. Notes(a)	8.000		03/15/20		2,892	3,249,885
American Express Credit Corp.,
Sr. Unsec’d. Notes, MTN	2.375		05/26/20		26,300	26,484,365
Sr. Unsec’d. Notes, MTN	3.300		05/03/27		16,070	16,246,860
Arrow Global Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A	5.125		09/15/24	GBP	5,700	7,855,073
Caledonia Generating LLC, Sr. Sec’d. Notes, 144A	1.950		02/28/22		6,175	6,115,376
Capital One Bank USA NA, Sr. Unsec’d. Notes	2.300		06/05/19		4,075	4,082,713
CDP Financial, Inc. (Canada),
Gtd. Notes, 144A	4.400		11/25/19		20,775	21,788,312
Sr. Unsec’d. Notes	3.150		07/24/24		8,472	8,696,508
Sr. Unsec’d. Notes, 144A	3.150		07/24/24		24,485	25,133,865
Charles Schwab Corp. (The), Sr. Unsec’d. Notes	3.450		02/13/26		8,855	9,135,064
CPPIB Capital, Inc. (Canada),
Gtd. Notes	1.250		09/20/19		37,500	37,007,625
Gtd. Notes, 144A	1.250		09/20/19		20,000	19,737,400
Gtd. Notes, 144A, MTN	2.750		11/02/27		10,750	10,757,183
Discover Financial Services,
Sr. Unsec’d. Notes	3.750		03/04/25		11,835	11,962,442
Sr. Unsec’d. Notes	4.100		02/09/27		17,425	17,867,488
Eole Finance SPC (France), Gov’t. Gtd. Notes	2.341		02/24/24		25,760	25,487,217
GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes(a)	2.342		11/15/20		11,273	11,328,801
Gtd. Notes	4.418		11/15/35		12,587	13,457,913
Grain Spectrum Funding II LLC, Sec’d. Notes, 144A^	3.290		10/10/34		1,585	1,580,828
HSBC Finance Corp., Sub. Notes	6.676		01/15/21		42	47,236
International Lease Finance Corp.,
Sr. Unsec’d. Notes	6.250		05/15/19		700	742,293
Sr. Sec’d. Notes, 144A	7.125		09/01/18		1,900	1,979,346
Intrum Justitia AB (Sweden), Sr. Unsec’d. Notes, 144A	3.125		07/15/24	EUR	12,950	15,478,213
Jefferies Group LLC, Sr. Unsec’d. Notes	6.500		01/20/43		1,425	1,634,384
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes(d)	6.875		05/02/18		745	44,327
Navient Corp., Sr. Unsec’d. Notes, MTN	8.450		06/15/18		5,400	5,602,500
Navient Solutions, Inc., Sr. Unsec’d. Notes	1.938	(s)	10/03/22		1,179	1,033,621
Ontario Teachers’ Finance Trust (Canada), Gtd. Notes, 144A	2.125		09/19/22		21,000	20,784,195
Penta Aircraft Leasing 2013 LLC, U.S. Gov’t. Gtd. Notes	1.691		04/29/25		3,392	3,304,386

See Notes to Financial Statements.

56

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)
Postal Square LP,
U.S. Gov’t. Gtd. Notes	6.500%		06/15/22		7,074	$7,816,167
U.S. Gov’t. Gtd. Notes	8.950		06/15/22		12,596	14,682,060
Power Sector Assets & Liabilities Management Corp. (Philippines), Gov’t. Gtd. Notes	7.390		12/02/24		3,000	3,863,445
Preferred Term Securities X Ltd./Preferred Term Securities X, Inc. (Cayman Islands), Sr. Sec’d. Notes, 144A, 3 Month LIBOR + 0.720%	2.049	(c)	07/03/33		89	85,185
Private Export Funding Corp.,
U.S. Gov’t. Gtd. Notes	1.875		07/15/18		24,000	24,065,640
U.S. Gov’t. Gtd. Notes(a)	2.250		03/15/20		9,370	9,470,802
U.S. Gov’t. Gtd. Notes	2.450		07/15/24		185	185,314
U.S. Gov’t. Gtd. Notes	2.800		05/15/22		500	514,920
U.S. Gov’t. Gtd. Notes	3.250		06/15/25		3,595	3,776,882
U.S. Gov’t. Gtd. Notes	3.550		01/15/24		2,700	2,887,126
U.S. Gov’t. Gtd. Notes	4.300		12/15/21		3,242	3,522,569
Springleaf Finance Corp., Gtd. Notes, MTN	6.900		12/15/17		500	501,900
Synchrony Financial,
Sr. Unsec’d. Notes	2.600		01/15/19		10,665	10,724,526
Sr. Unsec’d. Notes(a)	2.700		02/03/20		16,094	16,229,242
Worldpay Finance PLC (United Kingdom), Gtd. Notes	3.750		11/15/22	EUR	4,000	5,196,860

						443,549,289

Electric 2.8%
AEP Transmission Co. LLC,
Sr. Unsec’d. Notes, 144A	3.100		12/01/26		1,300	1,299,600
Sr. Unsec’d. Notes, 144A	3.750		12/01/47		5,595	5,651,567
AES Corp., Sr. Unsec’d. Notes(a)	5.500		04/15/25		25,000	26,437,500
American Electric Power Co., Inc., Sr. Unsec’d. Notes	2.950		12/15/22		1,600	1,629,231
Appalachian Power Co., Sr. Unsec’d. Notes	3.400		06/01/25		15,645	16,054,551
Calpine Corp.,
Sr. Unsec’d. Notes(a)	5.375		01/15/23		792	769,230
Sr. Unsec’d. Notes(a)	5.750		01/15/25		1,675	1,591,250
Cleveland Electric Illuminating Co. (The), Sr. Unsec’d. Notes, 144A	3.500		04/01/28		4,415	4,425,919
Comision Federal de Electricidad (Mexico),
Sr. Unsec’d. Notes, 144A(a)	4.750		02/23/27		12,825	13,434,187
Sr. Unsec’d. Notes, 144A	4.875		01/15/24		2,450	2,618,437
Commonwealth Edison Co.,
First Mortgage Bonds	3.700		03/01/45		2,665	2,680,373
First Mortgage Bonds	4.350		11/15/45		2,780	3,068,298
First Mortgage Bonds	6.450		01/15/38		690	948,222

See Notes to Financial Statements.

Prudential Total Return Bond Fund	57

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Electric (cont’d.)
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes	3.850%		06/15/46	7,580	$7,783,250
Sr. Unsec’d. Notes	4.300		12/01/56	2,920	3,142,732
Dominion Energy, Inc.,
Jr. Sub. Notes	2.579		07/01/20	20,000	20,109,393
Jr. Sub. Notes	2.962	(cc)	07/01/19	4,305	4,362,680
Jr. Sub. Notes	4.104	(cc)	04/01/21	33,540	34,780,043
Sr. Unsec’d. Notes(a)	2.850		08/15/26	5,685	5,509,221
Sr. Unsec’d. Notes	3.900		10/01/25	3,855	4,035,385
DPL, Inc.,
Sr. Unsec’d. Notes	6.750		10/01/19	2,875	3,025,937
Sr. Unsec’d. Notes	7.250		10/15/21	13,975	15,428,400
DTE Energy Co., Sr. Unsec’d. Notes	2.850		10/01/26	47,340	45,649,213
Duke Energy Carolinas LLC,
First Mortgage Bonds	4.250		12/15/41	6,000	6,532,764
First Ref. Mortgage	2.500		03/15/23	11,945	11,981,128
First Ref. Mortgage	3.750		06/01/45	3,045	3,079,804
First Ref. Mortgage	4.000		09/30/42	1,025	1,079,426
Duke Energy Corp., Sr. Unsec’d. Notes	2.650		09/01/26	12,725	12,211,803
Duke Energy Progress LLC, First Mortgage Bonds	4.100		03/15/43	2,410	2,550,784
Dynegy, Inc.,
Gtd. Notes(a)	7.375		11/01/22	16,165	17,357,169
Gtd. Notes, 144A(a)	8.000		01/15/25	22,804	24,913,370
El Paso Electric Co., Sr. Unsec’d. Notes	6.000		05/15/35	750	898,093
Electricite de France SA (France), Sr. Unsec’d. Notes, 144A	2.350		10/13/20	28,225	28,333,500
Emera US Finance LP (Canada),
Gtd. Notes	3.550		06/15/26	4,160	4,199,508
Gtd. Notes	4.750		06/15/46	12,470	13,524,277
Enel Finance International NV (Italy),
Gtd. Notes, 144A	2.750		04/06/23	5,570	5,530,096
Gtd. Notes, 144A	2.875		05/25/22	15,160	15,250,627
Gtd. Notes, 144A	3.500		04/06/28	20,855	20,493,139
Gtd. Notes, 144A	3.625		05/25/27	13,735	13,725,722
Enersis Americas SA (Chile), Sr. Unsec’d. Notes(a)	4.000		10/25/26	3,620	3,683,350
Entergy Arkansas, Inc., First Mortgage Bonds	3.050		06/01/23	1,200	1,221,389
Entergy Corp., Sr. Unsec’d. Notes	4.000		07/15/22	37,970	40,179,468
Entergy Louisiana LLC, Sec’d. Notes	3.120		09/01/27	12,955	13,030,823
Entergy Mississippi, Inc., First Mortgage Bonds	2.850		06/01/28	3,010	2,919,406
Eversource Energy, Sr. Unsec’d. Notes	3.150		01/15/25	5,370	5,413,139
Exelon Corp., Jr. Sub. Notes	3.497		06/01/22	28,185	29,007,974

See Notes to Financial Statements.

58

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Electric (cont’d.)
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes	2.950%	01/15/20	21,135	$21,460,920
Sr. Unsec’d. Notes(a)	6.250	10/01/39	800	906,143
FirstEnergy Corp.,
Sr. Unsec’d. Notes	4.850	07/15/47	2,645	2,851,452
Sr. Unsec’d. Notes	7.375	11/15/31	2,310	3,096,764
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A	5.450	07/15/44	1,175	1,359,115
Fortis, Inc. (Canada), Sr. Unsec’d. Notes	3.055	10/04/26	41,385	40,182,114
Georgia Power Co., Sr. Unsec’d. Notes	4.750	09/01/40	1,050	1,155,562
Gulf Power Co., Sr. Unsec’d. Notes	3.300	05/30/27	9,415	9,515,756
Hydro-Quebec (Canada),
Local Gov’t. Gtd. Notes	8.050	07/07/24	1,680	2,180,971
Local Gov’t. Gtd. Notes	8.250	04/15/26	20	26,544
Local Gov’t. Gtd. Notes	8.250	01/15/27	170	228,971
Local Gov’t. Gtd. Notes	8.400	01/15/22	1,466	1,779,371
Local Gov’t. Gtd. Notes	8.625	06/15/29	2,300	3,387,830
Local Gov’t. Gtd. Notes	8.625	06/15/29	130	189,927
Local Gov’t. Gtd. Notes	9.375	04/15/30	75	118,192
Local Gov’t. Gtd. Notes	9.400	02/01/21	50	60,119
Local Gov’t. Gtd. Notes	9.500	11/15/30	400	641,199
Iberdrola International BV (Spain), Gtd. Notes	6.750	09/15/33	15	18,202
Indiana Michigan Power Co., Sr. Unsec’d. Notes, Series J	3.200	03/15/23	475	485,850
Korea Hydro & Nuclear Power Co. Ltd. (South Korea),
Sr. Unsec’d. Notes	4.750	07/13/21	1,000	1,067,322
Sr. Unsec’d. Notes, 144A	4.750	07/13/21	2,125	2,268,059
Sr. Unsec’d. Notes, 144A, MTN	3.000	09/19/22	2,000	2,005,262
Majapahit Holding BV (Indonesia),
Gtd. Notes	7.750	01/20/20	10,015	11,054,557
Gtd. Notes	8.000	08/07/19	4,195	4,601,915
Nevada Power Co., General Ref. Mortgage	5.375	09/15/40	500	609,100
NextEra Energy Capital Holdings, Inc., Gtd. Notes	4.800	12/01/77	16,325	16,296,431
NRG Energy, Inc.,
Gtd. Notes	6.250	07/15/22	600	630,000
Gtd. Notes(a)	6.250	05/01/24	8,000	8,500,000
Gtd. Notes	6.625	03/15/23	13,319	13,785,165
Gtd. Notes(a)	6.625	01/15/27	7,925	8,440,125
Gtd. Notes	7.250	05/15/26	12,095	13,107,956
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes	2.950	04/01/25	5,995	5,974,041
Sr. Sec’d. Notes	6.800	09/01/18	545	567,126

See Notes to Financial Statements.

Prudential Total Return Bond Fund	59

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Electric (cont’d.)
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes	3.500%	06/15/25		8,380	$8,556,831
Sr. Unsec’d. Notes	4.250	03/15/46		6,900	7,207,892
Sr. Unsec’d. Notes	4.300	03/15/45		2,865	3,003,219
Sr. Unsec’d. Notes	4.450	04/15/42		1,800	1,939,753
PacifiCorp, First Mortgage Bonds	3.350	07/01/25		9,960	10,216,674
PECO Energy Co., First Ref. Mortgage	4.800	10/15/43		6,449	7,401,884
Progress Energy, Inc., Sr. Unsec’d. Notes	3.150	04/01/22		4,000	4,088,514
PSEG Power LLC, Gtd. Notes(a)	3.000	06/15/21		24,545	24,862,286
Public Service Electric & Gas Co., Sec’d. Notes, MTN	3.650	09/01/42		1,990	1,967,319
Puget Sound Energy, Inc., Sr. Sec’d. Notes	4.434	11/15/41		2,550	2,771,201
Rochester Gas & Electric Corp., First Mortgage Bonds, 144A	3.100	06/01/27		17,545	17,434,397
San Diego Gas & Electric Co.,
First Mortgage Bonds	3.750	06/01/47		1,665	1,722,759
First Mortgage Bonds	5.350	05/15/40		9,512	11,610,796
Southern California Edison Co., First Ref. Mortgage	2.400	02/01/22		5,165	5,176,415
Southern Power Co., Sr. Unsec’d. Notes	5.150	09/15/41		725	786,834
Union Electric Co., Sr. Sec’d. Notes	2.950	06/15/27		6,045	6,020,885

					794,871,098

Electronics 0.1%
Fortive Corp., Sr. Unsec’d. Notes	3.150	06/15/26		4,515	4,492,387
Honeywell International, Inc., Sr. Unsec’d. Notes	0.650	02/21/20	EUR	10,800	12,797,185
Jabil, Inc.,
Sr. Unsec’d. Notes	4.700	09/15/22		2,900	3,086,470
Sr. Unsec’d. Notes	5.625	12/15/20		4,700	5,076,000

					25,452,042

Engineering & Construction 0.0%
GMR Hyderabad International Airport Ltd. (India), Sr. Sec’d. Notes, 144A	4.250	10/27/27		2,775	2,731,666
Mexico City Airport Trust (Mexico), Sr. Sec’d. Notes, 144A(a)	4.250	10/31/26		9,105	9,250,680

					11,982,346

Entertainment 0.5%
AMC Entertainment Holdings, Inc.,
Gtd. Notes(a)	5.875	11/15/26		3,000	2,928,750
Gtd. Notes	6.375	11/15/24	GBP	27,900	38,055,729

See Notes to Financial Statements.

60

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Entertainment (cont’d.)
Cinemark USA, Inc.,
Gtd. Notes	4.875%	06/01/23		24,089	$24,540,669
Gtd. Notes	5.125	12/15/22		5,350	5,483,750
CPUK Finance Ltd. (United Kingdom),
Sec’d. Notes, 144A	4.250	02/28/47	GBP	275	373,823
Sec’d. Notes, 144A	4.875	02/28/47	GBP	2,550	3,457,044
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes(a)	4.875	11/01/20		6,000	6,330,000
Gtd. Notes(a)	5.375	11/01/23		8,650	9,406,875
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., Sr. Sec’d. Notes, 144A	5.000	08/01/18		5,000	5,005,000
National CineMedia LLC, Sr. Unsec’d. Notes	5.750	08/15/26		3,400	3,136,500
Pinnacle Entertainment, Inc., Sr. Unsec’d. Notes(a)	5.625	05/01/24		3,725	3,846,063
Scientific Games International, Inc.,
Gtd. Notes	10.000	12/01/22		7,125	7,881,533
Sr. Sec’d. Notes, 144A(a)	7.000	01/01/22		11,930	12,615,975
WMG Acquisition Corp., Sr. Sec’d. Notes, 144A	4.125	11/01/24	EUR	5,825	7,195,077

					130,256,788

Food 0.8%
Ahold Finance USA LLC (Netherlands), Gtd. Notes	6.875	05/01/29		17,470	21,469,437
Albertsons Cos LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, Gtd. Notes(a)	5.750	03/15/25		3,275	2,882,000
ESAL GmbH (Brazil), Gtd. Notes, 144A	6.250	02/05/23		400	385,000
JBS Investments GmbH (Brazil), Gtd. Notes, 144A(a)	7.750	10/28/20		5,330	5,439,265
JBS USA LUX SA/JBS USA Finance, Inc. (Brazil),
Gtd. Notes, 144A(a)	5.750	06/15/25		14,575	14,137,750
Gtd. Notes, 144A	5.875	07/15/24		11,544	11,341,980
Gtd. Notes, 144A	7.250	06/01/21		1,887	1,923,759
Gtd. Notes, 144A	7.250	06/01/21		3,580	3,649,738
Gtd. Notes, 144A(a)	8.250	02/01/20		11,485	11,585,494
JM Smucker Co. (The), Sr. Unsec’d. Notes	3.000	03/15/22		11,465	11,645,360
Kraft Heinz Foods Co.,
Gtd. Notes(a)	3.000	06/01/26		22,205	21,455,768
Gtd. Notes(a)	4.375	06/01/46		5,005	4,887,320
Gtd. Notes	5.000	07/15/35		6,940	7,610,759
Gtd. Notes	6.125	08/23/18		495	512,150
Gtd. Notes	6.500	02/09/40		1,910	2,394,959
Kroger Co. (The),
Sr. Unsec’d. Notes	2.950	11/01/21		18,925	19,197,334
Sr. Unsec’d. Notes	3.300	01/15/21		9,215	9,447,931

See Notes to Financial Statements.

Prudential Total Return Bond Fund	61

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Food (cont’d.)
Kroger Co. (The), (cont’d.)
Sr. Unsec’d. Notes	3.875%	10/15/46	4,420	$3,916,566
Sr. Unsec’d. Notes(a)	4.450	02/01/47	12,030	11,480,200
Mondelez International Holdings Netherlands BV, Gtd. Notes, 144A	2.000	10/28/21	28,070	27,545,629
Shearer’s Foods LLC/Chip Finance Corp., Sr. Sec’d. Notes, 144A	9.000	11/01/19	4,792	4,911,800
Sysco Corp., Gtd. Notes	4.500	04/01/46	3,655	3,881,602
Tyson Foods, Inc., Gtd. Notes	5.150	08/15/44	2,615	2,996,373
Wm Wrigley Jr. Co.,
Sr. Unsec’d. Notes, 144A	2.400	10/21/18	9,205	9,260,179
Sr. Unsec’d. Notes, 144A	3.375	10/21/20	16,067	16,571,828

				230,530,181

Forest Products & Paper 0.2%
Georgia-Pacific LLC, Sr. Unsec’d. Notes	7.375	12/01/25	3,697	4,728,598
International Paper Co.,
Sr. Unsec’d. Notes	3.000	02/15/27	6,700	6,499,824
Sr. Unsec’d. Notes	3.650	06/15/24	2,250	2,348,196
Sr. Unsec’d. Notes	4.350	08/15/48	17,700	18,203,873
Sr. Unsec’d. Notes(a)	4.400	08/15/47	3,265	3,360,905
Sr. Unsec’d. Notes	4.800	06/15/44	6,940	7,559,907
Sr. Unsec’d. Notes	5.000	09/15/35	6,990	7,908,247
Sr. Unsec’d. Notes	5.150	05/15/46	3,605	4,143,804
Sr. Unsec’d. Notes	6.000	11/15/41	2,290	2,853,191
Sr. Unsec’d. Notes	7.300	11/15/39	1,320	1,839,770
Sr. Unsec’d. Notes	9.375	05/15/19	2,225	2,464,638

				61,910,953

Gas 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes(a)	5.625	05/20/24	6,875	7,244,531
Sr. Unsec’d. Notes(a)	5.875	08/20/26	6,875	7,150,000
CenterPoint Energy Resources Corp., Sr. Unsec’d. Notes	5.850	01/15/41	1,130	1,408,094
Dominion Gas Holdings LLC, Sr. Unsec’d. Notes	4.800	11/01/43	250	272,869
NiSource Finance Corp.,
Gtd. Notes	4.375	05/15/47	22,690	23,998,461
Gtd. Notes	4.800	02/15/44	3,865	4,303,981
Sempra Energy, Sr. Unsec’d. Notes	2.400	03/15/20	9,090	9,130,231

See Notes to Financial Statements.

62

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Gas (cont’d.)
Southern Co. Gas Capital Corp., Gtd. Notes	4.400%	06/01/43		2,700	$2,809,538

					56,317,705

Healthcare-Products 0.7%
Abbott Laboratories,
Sr. Unsec’d. Notes	2.350	11/22/19		14,434	14,523,190
Sr. Unsec’d. Notes(a)	2.900	11/30/21		705	716,006
Sr. Unsec’d. Notes(a)	2.950	03/15/25		3,032	2,991,998
Baxter International, Inc., Sr. Unsec’d. Notes	2.600	08/15/26		22,605	21,624,799
Becton Dickinson & Co.,
Sr. Unsec’d. Notes	2.404	06/05/20		6,860	6,870,639
Sr. Unsec’d. Notes	3.363	06/06/24		33,115	33,390,541
Sr. Unsec’d. Notes(a)	3.700	06/06/27		11,790	11,876,678
Sr. Unsec’d. Notes	3.734	12/15/24		3,998	4,108,814
Boston Scientific Corp., Sr. Unsec’d. Notes	2.850	05/15/20		7,185	7,288,994
Medtronic, Inc.,
Gtd. Notes	3.500	03/15/25		18,525	19,238,158
Gtd. Notes	4.375	03/15/35		9,636	10,644,156
Gtd. Notes	4.625	03/15/45		4,220	4,781,065
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	2.950	09/19/26		6,850	6,704,900
Zimmer Biomet Holdings, Inc.,
Sr. Unsec’d. Notes	2.000	04/01/18		10,880	10,888,030
Sr. Unsec’d. Notes	2.425	12/13/26	EUR	35,000	43,627,283
Sr. Unsec’d. Notes	2.700	04/01/20		7,750	7,816,385

					207,091,636

Healthcare-Services 1.7%
Acadia Healthcare Co., Inc., Gtd. Notes(a)	5.625	02/15/23		1,825	1,874,275
Aetna, Inc.,
Sr. Unsec’d. Notes	3.500	11/15/24		13,900	14,172,724
Sr. Unsec’d. Notes	4.125	11/15/42		1,775	1,753,266
Sr. Unsec’d. Notes	4.500	05/15/42		1,150	1,197,967
Sr. Unsec’d. Notes	6.750	12/15/37		5,365	7,146,065
Anthem, Inc., Sr. Unsec’d. Notes(a)	4.650	01/15/43		1,855	2,007,155
Ascension Health, Sr. Unsec’d. Notes	3.945	11/15/46		5,085	5,220,509
Baptist Health South Florida, Inc., Sec’d. Notes	4.342	11/15/41		4,550	4,848,902
Baylor Scott & White Holdings, Unsec’d. Notes	4.185	11/15/45		5,750	5,995,183
Centene Corp., Sr. Unsec’d. Notes(a)	4.750	05/15/22		6,730	7,049,675
CHS/Community Health Systems, Inc.,
Gtd. Notes(a)	6.875	02/01/22		15,211	11,008,961

See Notes to Financial Statements.

Prudential Total Return Bond Fund	63

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)
CHS/Community Health Systems, Inc., (cont’d.)
Gtd. Notes(a)	7.125%	07/15/20	7,725	$6,701,438
Gtd. Notes(a)	8.000	11/15/19	9,127	8,693,468
Sr. Sec’d. Notes(a)	5.125	08/01/21	12,899	12,544,277
Cigna Corp.,
Sr. Unsec’d. Notes	3.250	04/15/25	23,430	23,612,454
Sr. Unsec’d. Notes(a)	4.000	02/15/22	1,000	1,054,721
Coventry Health Care, Inc., Sr. Unsec’d. Notes	5.450	06/15/21	500	547,300
Fresenius Medical Care US Finance II, Inc. (Germany),
Gtd. Notes, 144A	4.125	10/15/20	9,725	10,123,822
Gtd. Notes, 144A	6.500	09/15/18	2,400	2,492,763
Hackensack Meridian Health, Inc., Sr. Unsec’d. Notes	4.500	07/01/57	4,200	4,603,633
HCA Healthcare, Inc., Sr. Unsec’d. Notes(a)	6.250	02/15/21	2,500	2,690,625
HCA, Inc.,
Gtd. Notes(a)	5.375	02/01/25	16,000	16,500,000
Gtd. Notes(a)	5.875	02/15/26	5,600	5,887,000
Gtd. Notes	7.500	02/15/22	15,140	17,183,900
Sr. Sec’d. Notes	4.250	10/15/19	5,125	5,278,750
Sr. Sec’d. Notes	5.250	04/15/25	10,000	10,650,000
HealthSouth Corp.,
Gtd. Notes	5.125	03/15/23	2,250	2,295,000
Gtd. Notes	5.750	11/01/24	10,300	10,544,625
Humana, Inc.,
Sr. Unsec’d. Notes	2.625	10/01/19	3,375	3,413,575
Sr. Unsec’d. Notes	3.950	03/15/27	6,745	6,966,039
Kaiser Foundation Hospitals, Gtd. Notes	4.150	05/01/47	15,275	16,308,836
Kindred Healthcare, Inc., Gtd. Notes(a)	8.000	01/15/20	8,575	8,660,750
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes	2.625	02/01/20	1,970	1,986,157
Sr. Unsec’d. Notes	3.200	02/01/22	9,220	9,446,478
Sr. Unsec’d. Notes	3.250	09/01/24	14,680	14,796,768
Sr. Unsec’d. Notes	3.600	09/01/27	10,355	10,467,989
Sr. Unsec’d. Notes	4.625	11/15/20	6,355	6,741,626
Sr. Unsec’d. Notes	4.700	02/01/45	1,075	1,117,686
Mayo Clinic, Unsec’d. Notes	4.128	11/15/52	8,312	8,803,910
Memorial Sloan-Kettering Cancer Center, Sr. Unsec’d. Notes	4.125	07/01/52	675	695,063
New York & Presbyterian Hospital (The),
Unsec’d. Notes	4.024	08/01/45	4,350	4,500,623
Unsec’d. Notes	4.763	08/01/2116	4,800	4,908,359

See Notes to Financial Statements.

64

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)
NYU Hospitals Center, Sec’d. Notes	4.784%		07/01/44		6,375	$7,151,580
Providence St. Joseph Health Obligated Group, Unsec’d. Notes	3.744		10/01/47		2,900	2,798,430
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes	2.500		03/30/20		9,855	9,906,122
Sr. Unsec’d. Notes	3.450		06/01/26		5,425	5,443,190
Sr. Unsec’d. Notes	3.500		03/30/25		13,980	14,289,676
Roche Holdings, Inc. (Switzerland), Gtd. Notes, 144A	3.350		09/30/24		1,390	1,446,992
Select Medical Corp., Gtd. Notes	6.375		06/01/21		12,000	12,345,000
Synlab Bondco PLC (United Kingdom), 1st Lien, 144A	3.500	(cc)	07/01/22	EUR	17,500	20,591,589
Tenet Healthcare Corp.,
Sec’d. Notes, 144A(a)	5.125		05/01/25		950	925,063
Sr. Unsec’d. Notes	5.500		03/01/19		9,600	9,732,000
Sr. Unsec’d. Notes(a)	6.750		02/01/20		11,653	11,856,928
Sr. Unsec’d. Notes, 144A(a)	7.000		08/01/25		9,750	8,933,438
Texas Health Resources, Sec’d. Notes	4.330		11/15/55		3,450	3,640,125
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes	2.950		10/15/27		1,345	1,330,790
Sr. Unsec’d. Notes	3.375		04/15/27		39,810	40,953,412
Sr. Unsec’d. Notes	3.750		10/15/47		11,165	10,981,339
Sr. Unsec’d. Notes	3.950		10/15/42		625	639,852
Sr. Unsec’d. Notes	4.375		03/15/42		3,380	3,664,578
Sr. Unsec’d. Notes	4.625		07/15/35		11,315	12,822,558
Sr. Unsec’d. Notes	4.625		11/15/41		1,725	1,955,773
Sr. Unsec’d. Notes	5.700		10/15/40		185	235,479
Sr. Unsec’d. Notes	5.800		03/15/36		130	165,482
Sr. Unsec’d. Notes	5.950		02/15/41		490	640,889
Sr. Unsec’d. Notes	6.625		11/15/37		475	662,928

						485,605,530

Home Builders 0.5%
Brookfield Residential Properties, Inc. (Canada), Gtd. Notes, 144A	6.500		12/15/20		3,000	3,063,750
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada), Gtd. Notes, 144A(a)	6.125		07/01/22		19,074	19,908,487
CalAtlantic Group, Inc.,
Gtd. Notes	6.250		12/15/21		12,500	13,843,750
Gtd. Notes	8.375		05/15/18		11,798	12,181,435

See Notes to Financial Statements.

Prudential Total Return Bond Fund	65

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Home Builders (cont’d.)
KB Home, Gtd. Notes	7.000%		12/15/21		11,045	$12,453,238
PulteGroup, Inc., Gtd. Notes(a)	5.500		03/01/26		28,017	30,713,636
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Gtd. Notes, 144A	5.250		04/15/21		12,605	12,872,730
William Lyon Homes, Inc.,
Gtd. Notes	5.750		04/15/19		5,534	5,603,175
Gtd. Notes	7.000		08/15/22		18,000	18,675,000

						129,315,201

Household Products/Wares 0.2%
Reckitt Benckiser Treasury Services PLC (United Kingdom), Gtd. Notes, 144A	2.750		06/26/24		44,410	43,698,934
Spectrum Brands, Inc., Gtd. Notes, 144A	4.000		10/01/26	EUR	15,000	18,518,451

						62,217,385

Housewares 0.2%
Newell Brands, Inc.,
Sr. Unsec’d. Notes	4.200		04/01/26		20,095	21,176,926
Sr. Unsec’d. Notes(a)	5.500		04/01/46		18,652	22,139,024

						43,315,950

Insurance 1.3%
Allied World Assurance Co. Holdings Ltd., Gtd. Notes	5.500		11/15/20		240	257,959
American International Group, Inc.,
Sr. Unsec’d. Notes	1.875		06/21/27	EUR	46,400	55,254,148
Sr. Unsec’d. Notes(a)	3.900		04/01/26		27,135	28,122,347
Sr. Unsec’d. Notes	4.500		07/16/44		6,135	6,428,057
Sr. Unsec’d. Notes	4.800		07/10/45		2,000	2,192,227
Sr. Unsec’d. Notes	4.875		06/01/22		280	306,582
Arch Capital Finance LLC, Gtd. Notes	5.031		12/15/46		6,475	7,321,641
Arch Capital Group US, Inc., Gtd. Notes(a)	5.144		11/01/43		2,250	2,536,660
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes	2.750		03/15/23		14,030	14,225,349
Sr. Unsec’d. Notes(a)	4.500		02/11/43		4,290	4,846,784
Chubb Corp. (The), Gtd. Notes, 3 Month LIBOR + 2.250%(a)	3.609	(c)	03/29/67		650	646,750
Chubb INA Holdings, Inc.,
Gtd. Notes	3.150		03/15/25		7,260	7,385,964
Gtd. Notes	3.350		05/03/26		7,000	7,193,159
Gtd. Notes(a)	4.350		11/03/45		1,160	1,284,753
CNA Financial Corp.,
Sr. Unsec’d. Notes	3.950		05/15/24		18,435	19,201,280
Sr. Unsec’d. Notes	4.500		03/01/26		12,000	12,879,931

See Notes to Financial Statements.

66

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Insurance (cont’d.)
Endurance Specialty Holdings Ltd. (Bermuda), Sr. Unsec’d. Notes	7.000%	07/15/34		525	$660,208
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes(a)	4.300	04/15/43		480	501,572
Sr. Unsec’d. Notes	5.125	04/15/22		1,200	1,326,362
Sr. Unsec’d. Notes	5.950	10/15/36		755	946,605
Sr. Unsec’d. Notes	6.100	10/01/41		995	1,295,846
Liberty Mutual Finance Europe DAC, Gtd. Notes, 144A	1.750	03/27/24	EUR	15,700	18,954,648
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A	4.850	08/01/44		8,750	9,523,164
Gtd. Notes, 144A	4.950	05/01/22		1,325	1,447,164
Gtd. Notes, 144A	5.000	06/01/21		350	377,083
Gtd. Notes, 144A	6.500	03/15/35		9,290	11,797,628
Gtd. Notes, 144A	6.500	05/01/42		6,305	8,290,136
Lincoln National Corp.,
Sr. Unsec’d. Notes	6.300	10/09/37		3,930	4,930,440
Sr. Unsec’d. Notes	7.000	06/15/40		6,700	8,999,502
Sr. Unsec’d. Notes	8.750	07/01/19		246	272,593
Markel Corp.,
Sr. Unsec’d. Notes	4.900	07/01/22		2,750	2,992,127
Sr. Unsec’d. Notes	5.000	03/30/43		300	328,528
Sr. Unsec’d. Notes	5.000	04/05/46		5,955	6,662,893
MetLife, Inc.,
Sr. Unsec’d. Notes	4.368	09/15/23		450	489,423
Sr. Unsec’d. Notes	7.717	02/15/19		2,750	2,956,140
New York Life Global Funding, Sec’d. Notes, 144A	1.950	02/11/20		13,080	13,046,627
Northwestern Mutual Life Insurance Co. (The), Sub. Notes, 144A(a)	6.063	03/30/40		979	1,282,399
Nuveen Finance LLC, Sr. Unsec’d. Notes, 144A	2.950	11/01/19		15,630	15,856,664
Ohio National Financial Services, Inc., Sr. Unsec’d. Notes, 144A	6.375	04/30/20		360	390,163
Principal Financial Group, Inc.,
Gtd. Notes	4.300	11/15/46		7,190	7,525,806
Gtd. Notes	4.350	05/15/43		3,100	3,260,692
Gtd. Notes(a)	4.625	09/15/42		275	301,675
Progressive Corp. (The), Sr. Unsec’d. Notes(a)	3.700	01/26/45		10,070	9,965,608
Swiss Re Treasury US Corp. (Switzerland), Gtd. Notes, 144A	4.250	12/06/42		5,235	5,379,808
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A	4.270	05/15/47		9,310	9,672,997
Sub. Notes, 144A	4.900	09/15/44		16,598	18,853,998
Sub. Notes, 144A	6.850	12/16/39		325	449,839

See Notes to Financial Statements.

Prudential Total Return Bond Fund	67

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Insurance (cont’d.)
Unum Group, Sr. Unsec’d. Notes	5.625%	09/15/20		225	$244,387
W.R. Berkley Corp.,
Sr. Unsec’d. Notes	4.625	03/15/22		2,675	2,871,333
Sr. Unsec’d. Notes	5.375	09/15/20		2,235	2,413,704
Willis North America, Inc., Gtd. Notes	3.600	05/15/24		20,670	21,199,342
XLIT Ltd. (Bermuda), Gtd. Notes	6.250	05/15/27		1,505	1,783,510

					367,334,205

Internet 0.2%
Amazon.com, Inc., Sr. Unsec’d. Notes, 144A	4.050	08/22/47		5,080	5,212,071
Netflix, Inc., Sr. Unsec’d. Notes, 144A	3.625	05/15/27	EUR	37,150	44,410,105

					49,622,176

Iron/Steel 0.0%
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	6.125	06/01/18		1,800	1,839,060
Vale Overseas Ltd. (Brazil), Gtd. Notes(a)	6.250	08/10/26		3,613	4,163,079

					6,002,139

Leisure Time 0.0%
Viking Cruises Ltd., Sr. Unsec’d. Notes, 144A	6.250	05/15/25		1,814	1,877,490

Lodging 0.4%
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., Sr. Sec’d. Notes, 144A	6.750	11/15/21		21,350	22,791,125
Marriott International, Inc.,
Sr. Unsec’d. Notes	3.000	03/01/19		15,770	15,922,592
Sr. Unsec’d. Notes(a)	7.150	12/01/19		4,840	5,320,901
Sr. Unsec’d. Notes, Series R	3.125	06/15/26		37,965	37,701,179
MGM Resorts International,
Gtd. Notes(a)	6.000	03/15/23		22,975	25,189,790
Gtd. Notes	8.625	02/01/19		6,625	7,097,031
Wyndham Worldwide Corp.,
Sr. Unsec’d. Notes	2.500	03/01/18		1,375	1,376,878
Sr. Unsec’d. Notes	5.625	03/01/21		980	1,048,996

					116,448,492

Machinery-Diversified 0.1%
CNH Industrial Capital LLC, Gtd. Notes	4.875	04/01/21		6,565	7,002,229
Rockwell Automation, Inc., Sr. Unsec’d. Notes	5.200	01/15/98		1,500	1,568,844
Xylem, Inc.,
Sr. Unsec’d. Notes	3.250	11/01/26		4,770	4,764,714
Sr. Unsec’d. Notes	4.875	10/01/21		1,505	1,635,131

					14,970,918

See Notes to Financial Statements.

68

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Media 1.8%
21st Century Fox America, Inc.,
Gtd. Notes(a)	4.750%	11/15/46	2,215	$2,393,204
Gtd. Notes	6.150	03/01/37	2,325	2,912,686
Gtd. Notes(a)	6.900	08/15/39	160	216,774
Gtd. Notes	7.625	11/30/28	550	725,000
Altice US Finance I Corp., Sr. Sec’d. Notes, 144A	5.500	05/15/26	4,657	4,843,280
AMC Networks, Inc., Gtd. Notes	5.000	04/01/24	6,817	6,944,819
Cablevision Systems Corp., Sr. Unsec’d. Notes	7.750	04/15/18	12,104	12,377,671
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A	5.125	05/01/23	9,900	10,320,750
Sr. Unsec’d. Notes, 144A	5.375	05/01/25	6,100	6,328,750
Sr. Unsec’d. Notes, 144A	5.500	05/01/26	9,275	9,506,875
Sr. Unsec’d. Notes, 144A	5.750	02/15/26	25,000	26,137,500
Sr. Unsec’d. Notes, 144A	5.875	05/01/27	5,450	5,707,240
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A	5.125	12/15/21	19,933	20,281,828
Sr. Unsec’d. Notes, 144A	5.125	12/15/21	21,800	22,181,500
Sr. Unsec’d. Notes, 144A	6.375	09/15/20	36,753	37,492,470
Sr. Unsec’d. Notes, 144A	7.750	07/15/25	17,092	18,673,010
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	6.384	10/23/35	4,110	4,736,683
Sr. Sec’d. Notes	6.484	10/23/45	4,326	4,953,384
Sr. Sec’d. Notes	6.834	10/23/55	5,780	6,944,593
Sr. Sec’d. Notes, 144A	5.375	05/01/47	19,416	19,655,921
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes	6.500	11/15/22	5,803	5,991,598
Gtd. Notes, Series B(a)	6.500	11/15/22	2,172	2,248,020
Comcast Corp.,
Gtd. Notes	2.350	01/15/27	25,275	23,693,868
Gtd. Notes	3.150	03/01/26	14,935	15,034,755
Gtd. Notes	3.375	02/15/25	5,000	5,133,745
Gtd. Notes(a)	3.375	08/15/25	22,650	23,248,238
Gtd. Notes	4.750	03/01/44	2,975	3,307,598
Gtd. Notes(a)	6.450	03/15/37	360	481,626
Gtd. Notes, 144A	3.969	11/01/47	2,491	2,478,824
Cox Communications, Inc., Sr. Unsec’d. Notes, 144A	3.350	09/15/26	11,005	10,800,140
CSC Holdings LLC, Sr. Unsec’d. Notes	7.625	07/15/18	715	736,450
Discovery Communications LLC,
Gtd. Notes(a)	3.950	03/20/28	8,730	8,658,539
Gtd. Notes	5.000	09/20/37	3,380	3,484,627
Gtd. Notes(a)	5.200	09/20/47	11,115	11,329,940

See Notes to Financial Statements.

Prudential Total Return Bond Fund	69

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Media (cont’d.)
DISH DBS Corp.,
Gtd. Notes	5.125%	05/01/20		12,000	$12,270,000
Gtd. Notes	7.750	07/01/26		9,900	10,828,125
Gtd. Notes(a)	7.875	09/01/19		8,425	9,103,213
Grupo Televisa SAB (Mexico),
Sr. Unsec’d. Notes	5.000	05/13/45		5,800	5,788,509
Sr. Unsec’d. Notes	6.125	01/31/46		8,080	9,366,569
Liberty Interactive LLC, Sr. Unsec’d. Notes(a)	8.250	02/01/30		5,000	5,500,000
Myriad International Holdings BV (South Africa), Gtd. Notes	6.000	07/18/20		1,300	1,397,893
Scripps Networks Interactive, Inc., Sr. Unsec’d. Notes	3.500	06/15/22		5,104	5,215,608
Sinclair Television Group, Inc.,
Gtd. Notes, 144A(a)	5.625	08/01/24		4,837	4,909,555
Gtd. Notes, 144A(a)	5.875	03/15/26		5,170	5,221,700
Sky PLC (United Kingdom),
Gtd. Notes, 144A	2.625	09/16/19		1,900	1,911,971
Gtd. Notes, 144A	6.100	02/15/18		90	91,095
TEGNA, Inc., Gtd. Notes, 144A	4.875	09/15/21		1,600	1,636,000
Time Warner Cable LLC,
Sr. Sec’d. Notes	6.750	07/01/18		1,565	1,614,839
Sr. Sec’d. Notes	7.300	07/01/38		3,600	4,510,806
Time Warner, Inc.,
Gtd. Notes	2.950	07/15/26		16,910	16,034,529
Gtd. Notes	3.550	06/01/24		3,680	3,726,615
Gtd. Notes	3.800	02/15/27		450	449,804
Gtd. Notes	4.050	12/15/23		13,350	14,080,432
Gtd. Notes	6.200	03/15/40		2,600	3,043,011
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec’d. Notes, 144A, MTN	5.125	01/21/23	EUR	3,062	3,693,719
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A(a)	5.125	02/15/25		10,700	10,633,125
Sr. Sec’d. Notes, 144A	6.750	09/15/22		5,986	6,202,993
UPCB Finance IV Ltd. (Netherlands), Sr. Sec’d. Notes, 144A	5.375	01/15/25		13,645	13,952,013
Viacom, Inc., Sr. Unsec’d. Notes	2.250	02/04/22		12,500	11,976,211
Ziggo Bond Finance BV (Netherlands), Sr. Unsec’d. Notes, 144A	6.000	01/15/27		16,350	16,636,125

					519,756,366

See Notes to Financial Statements.

70

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Mining 0.3%
Barrick North America Finance LLC (Canada), Gtd. Notes	5.750%	05/01/43		14,510	$18,008,397
Barrick PD Australia Finance Pty. Ltd. (Canada), Gtd. Notes	5.950	10/15/39		8,267	10,363,563
Freeport-McMoran, Inc., Gtd. Notes	2.300	11/14/17		32,482	32,482,000
Goldcorp, Inc. (Canada), Sr. Unsec’d. Notes	3.625	06/09/21		2,405	2,491,829
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes	3.500	11/08/22		3,108	3,194,298
Sr. Unsec’d. Notes(a)	5.875	04/23/45		6,585	7,697,642
Sr. Unsec’d. Notes(a)	6.750	04/16/40		7,700	9,639,510
Sr. Unsec’d. Notes	7.500	07/27/35		260	343,171

					84,220,410

Miscellaneous Manufacturing 0.3%
General Electric Co.,
Sr. Unsec’d. Notes	0.875	05/17/25	EUR	31,200	36,512,773
Sr. Unsec’d. Notes, GMTN(a)	2.200	01/09/20		4,206	4,227,395
Sub. Notes, MTN	5.300	02/11/21		157	172,023
Ingersoll-Rand Luxembourg Finance SA, Gtd. Notes(a)	3.550	11/01/24		3,855	3,989,778
Siemens Financieringsmaatschappij NV (Germany), Gtd. Notes, 144A	3.250	05/27/25		24,400	24,965,965
Textron, Inc.,
Sr. Unsec’d. Notes	4.000	03/15/26		3,775	3,946,004
Sr. Unsec’d. Notes	7.250	10/01/19		800	874,339

					74,688,277

Multi-National 1.3%
African Development Bank (Supranational Bank), Sr. Unsec’d. Notes	7.375	04/06/23		8,841	10,885,738
Asian Development Bank (Supranational Bank),
Sr. Unsec’d. Notes	0.500	07/30/20	ZAR	53,000	2,991,970
Sr. Unsec’d. Notes	0.500	08/28/20	ZAR	52,000	2,915,513
Sr. Unsec’d. Notes	0.500	09/28/20	ZAR	46,000	2,560,247
Sr. Unsec’d. Notes	5.593	07/16/18		2,151	2,208,291
Sr. Unsec’d. Notes	5.820	06/16/28		12,505	15,486,802
Sr. Unsec’d. Notes	6.220	08/15/27		4,120	5,314,844
Sr. Unsec’d. Notes	6.375	10/01/28		2,560	3,392,000
Sr. Unsec’d. Notes	6.910	12/14/18	ZAR	18,907	1,309,052
Sr. Unsec’d. Notes, GMTN	1.000	05/17/18		4,000	3,982,944

See Notes to Financial Statements.

Prudential Total Return Bond Fund	71

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Multi-National (cont’d.)
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes	2.000%		05/10/19		27,460	$27,400,415
Sr. Unsec’d. Notes	2.125		09/27/21		57,240	56,424,330
Sr. Unsec’d. Notes	2.200		07/18/20		6,265	6,258,234
Sr. Unsec’d. Notes	2.750		01/06/23		15,310	15,275,246
Sr. Unsec’d. Notes	4.375		06/15/22		16,587	17,870,170
Sr. Unsec’d. Notes(a)	8.125		06/04/19		2,745	3,000,669
Eurasian Development Bank (Supranational Bank), Sr. Unsec’d. Notes, 144A	5.000		09/26/20		2,855	3,002,032
Inter-American Development Bank (Supranational Bank),
Sr. Unsec’d. Notes	7.000		06/15/25		12,135	15,586,352
Sr. Unsec’d. Notes, EMTN	1.000		03/28/18		3,253	3,240,346
Sr. Unsec’d. Notes, EMTN	1.000		04/26/18		1,153	1,146,903
Sr. Unsec’d. Notes, EMTN	1.000		06/19/18		7,189	7,137,174
Unsec’d. Notes	0.500		10/30/20	ZAR	53,000	2,939,455
Unsec’d. Notes	0.500		11/30/20	ZAR	47,000	2,609,785
Unsec’d. Notes	6.800		10/15/25		2,653	3,388,637
Unsec’d. Notes	6.950		08/01/26		2,000	2,617,088
Unsec’d. Notes, EMTN	1.000		02/27/18		7,512	7,490,809
Unsec’d. Notes, EMTN	1.000		04/16/18		5,637	5,609,153
Unsec’d. Notes, MTN	6.290		07/16/27		2,756	3,524,442
Unsec’d. Notes, MTN	6.750		07/15/27		8,230	10,841,412
International Bank for Reconstruction & Development (Supranational Bank),
3 Month LIBOR + 0.000%	1.375	(c)	06/28/26		2,714	2,511,536
Sr. Unsec’d. Notes^	0.536		06/30/34		2,474	1,632,840
Sr. Unsec’d. Notes, MTN	1.558	(s)	05/01/18		100	99,133
Unsec’d. Notes, EMTN	0.500		02/07/23		7,000	6,366,129
International Finance Corp. (Supranational Bank),
Sr. Unsec’d. Notes, EMTN	1.000		06/04/18		5,860	5,812,259
Sr. Unsec’d. Notes, EMTN	1.000		07/17/18		4,764	4,716,250
Sr. Unsec’d. Notes, GMTN	5.280		11/21/18	HKD	6,000	798,451
North American Development Bank (Supranational Bank),
Sr. Unsec’d. Notes	2.300		10/10/18		16,017	16,084,432
Sr. Unsec’d. Notes	2.400		10/26/22		57,025	56,647,552
Sr. Unsec’d. Notes	4.375		02/11/20		19,695	20,685,304

						361,763,939

See Notes to Financial Statements.

72

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Office/Business Equipment 0.0%
CDW LLC/CDW Finance Corp., Gtd. Notes	5.500%		12/01/24	9,600	$10,632,000

Oil & Gas 2.2%
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes	2.346	(s)	10/10/36	5,000	2,137,270
Sr. Unsec’d. Notes	6.450		09/15/36	12,250	14,874,163
Sr. Unsec’d. Notes(a)	6.600		03/15/46	1,460	1,845,848
Sr. Unsec’d. Notes	7.950		06/15/39	1,600	2,149,630
Apache Corp.,
Sr. Unsec’d. Notes	3.250		04/15/22	1,500	1,523,414
Sr. Unsec’d. Notes	5.100		09/01/40	8,923	9,525,667
BP Capital Markets PLC (United Kingdom),
Gtd. Notes	2.521		01/15/20	6,000	6,077,592
Gtd. Notes	3.245		05/06/22	1,515	1,567,795
Gtd. Notes(a)	4.500		10/01/20	435	463,919
California Resources Corp., Sec’d. Notes, 144A(a)	8.000		12/15/22	2,326	1,535,160
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes	4.450		09/15/42	2,100	1,916,738
Sr. Unsec’d. Notes(a)	6.750		11/15/39	22,258	26,416,751
Sr. Unsec’d. Notes, 144A	5.250		06/15/37	13,605	13,897,592
Sr. Unsec’d. Notes, 144A(a)	5.400		06/15/47	6,000	6,193,634
Concho Resources, Inc., Gtd. Notes	4.875		10/01/47	4,178	4,445,116
Devon Energy Corp.,
Sr. Unsec’d. Notes(a)	3.250		05/15/22	8,537	8,663,688
Sr. Unsec’d. Notes	4.750		05/15/42	950	967,493
Sr. Unsec’d. Notes(a)	5.000		06/15/45	6,495	6,909,217
Sr. Unsec’d. Notes(a)	5.600		07/15/41	14,222	15,988,825
Sr. Unsec’d. Notes	7.950		04/15/32	2,450	3,297,088
Devon Financing Corp. LLC, Gtd. Notes	7.875		09/30/31	10,000	13,151,055
Encana Corp. (Canada),
Sr. Unsec’d. Notes(a)	3.900		11/15/21	9,963	10,313,131
Sr. Unsec’d. Notes(a)	6.500		08/15/34	9,845	12,057,318
Sr. Unsec’d. Notes	6.500		02/01/38	2,720	3,382,822
Gazprom OAO Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes	9.250		04/23/19	2,200	2,396,324
Sr. Unsec’d. Notes, 144A	4.950		07/19/22	500	523,268
Sr. Unsec’d. Notes, 144A	6.510		03/07/22	8,157	9,033,486
Husky Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.800		09/15/37	1,150	1,449,651
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A(a)	3.875		04/19/22	14,525	14,691,602
Sr. Unsec’d. Notes, 144A	4.750		04/19/27	3,000	3,064,500
Sr. Unsec’d. Notes, 144A, MTN	6.375		04/09/21	11,389	12,470,955

See Notes to Financial Statements.

Prudential Total Return Bond Fund	73

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Kerr-McGee Corp., Gtd. Notes	6.950%	07/01/24		1,060	$1,261,287
Lukoil International Finance BV (Russia), Gtd. Notes, 144A(a)	6.125	11/09/20		1,625	1,765,562
Marathon Petroleum Corp., Sr. Unsec’d. Notes	5.850	12/15/45		9,983	11,208,023
Nabors Industries, Inc., Gtd. Notes(a)	4.625	09/15/21		12,740	12,304,292
Noble Energy, Inc.,
Sr. Unsec’d. Notes(a)	3.900	11/15/24		3,700	3,814,811
Sr. Unsec’d. Notes	4.150	12/15/21		7,450	7,859,137
Sr. Unsec’d. Notes(a)	5.050	11/15/44		14,250	14,979,855
Sr. Unsec’d. Notes	5.250	11/15/43		6,860	7,321,678
Sr. Unsec’d. Notes	6.000	03/01/41		1,272	1,461,097
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes	4.875	05/03/22		6,700	7,196,999
Sr. Unsec’d. Notes	5.250	05/23/21		3,000	3,237,324
Sr. Unsec’d. Notes, MTN	5.625	05/20/43		2,155	2,360,714
Petrobras Global Finance BV (Brazil),
Gtd. Notes	6.125	01/17/22		2,405	2,599,805
Gtd. Notes	7.375	01/17/27		25,390	28,195,595
Gtd. Notes	8.375	05/23/21		33,400	38,514,375
Gtd. Notes	8.750	05/23/26		2,250	2,725,312
Gtd. Notes, 144A	5.299	01/27/25		14,450	14,496,962
Petroleos Mexicanos (Mexico),
Gtd. Notes	3.125	11/27/20	EUR	3,100	3,872,841
Gtd. Notes(a)	4.875	01/24/22		3,121	3,248,961
Gtd. Notes	5.500	01/21/21		14,690	15,608,125
Gtd. Notes	5.750	03/01/18		5,000	5,058,239
Gtd. Notes	6.375	01/23/45		11,729	11,667,305
Gtd. Notes, 144A(a)	5.375	03/13/22		2,705	2,875,144
Gtd. Notes, 144A(a)	6.500	03/13/27		7,040	7,687,680
Gtd. Notes, 144A, MTN	6.500	03/13/27		20,000	21,840,000
Gtd. Notes, 144A, MTN	6.750	09/21/47		32,225	33,214,307
Gtd. Notes, EMTN	2.750	04/21/27	EUR	14,770	16,129,525
Gtd. Notes, EMTN	3.750	02/21/24	EUR	3,000	3,734,631
Gtd. Notes, EMTN	4.875	02/21/28	EUR	12,360	15,504,077
Gtd. Notes, MTN	6.750	09/21/47		16,070	16,563,349
Gtd. Notes, MTN(a)	6.875	08/04/26		8,100	9,100,350
U.S. Gov’t. Gtd. Notes	1.700	12/20/22		5,608	5,543,403
U.S. Gov’t. Gtd. Notes	2.830	02/15/24		432	439,844
Phillips 66,
Gtd. Notes	4.650	11/15/34		2,970	3,213,526
Gtd. Notes	4.875	11/15/44		2,830	3,152,592

See Notes to Financial Statements.

74

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	6.875%	05/01/18		700	$717,273
Reliance Holding USA, Inc. (India), Gtd. Notes, 144A	5.400	02/14/22		4,773	5,244,050
Sasol Financing International Ltd. (South Africa), Gtd. Notes	4.500	11/14/22		10,400	10,434,320
Sinopec Group Overseas Development 2015 Ltd. (China), Gtd. Notes, 144A	2.500	04/28/20		10,200	10,212,735
Valero Energy Corp.,
Sr. Unsec’d. Notes(a)	3.400	09/15/26		26,460	26,459,178
Sr. Unsec’d. Notes	9.375	03/15/19		28,450	31,206,705
YPF SA (Argentina), Sr. Unsec’d. Notes, 144A(a)	8.500	03/23/21		2,940	3,329,021

					640,290,721

Oil & Gas Services 0.0%
Cameron International Corp., Gtd. Notes	5.950	06/01/41		2,775	3,391,335

Packaging & Containers 0.1%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Sr. Sec’d. Notes, 144A	4.625	05/15/23		9,615	9,879,413
Ball Corp., Gtd. Notes	4.375	12/15/23	EUR	525	701,596
Greif Neveda Holdings SCS, Sr. Unsec’d. Notes, 144A	7.375	07/15/21	EUR	730	1,020,748
Horizon Parent Holdings Sarl (France), Sr. Sec’d. Notes, Cash coupon 8.250% or PIK 9.000%, 144A	8.250	02/15/22	EUR	9,975	12,418,206
Owens-Brockway Glass Container, Inc., Gtd. Notes, 144A	6.375	08/15/25		1,200	1,356,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (New Zealand), Sr. Sec’d. Notes	5.750	10/15/20		4,400	4,477,044
WestRock RKT Co.,
Gtd. Notes	4.450	03/01/19		1,140	1,173,201
Gtd. Notes	4.900	03/01/22		1,700	1,847,623

					32,873,831

Pharmaceuticals 1.6%
AbbVie, Inc.,
Sr. Unsec’d. Notes	2.900	11/06/22		5,000	5,052,883
Sr. Unsec’d. Notes(a)	3.200	11/06/22		10,370	10,623,495
Sr. Unsec’d. Notes	3.600	05/14/25		12,685	13,039,578
Sr. Unsec’d. Notes	4.500	05/14/35		20,745	22,230,309
Sr. Unsec’d. Notes	4.700	05/14/45		11,000	11,934,221
Allergan Funding SCS,
Gtd. Notes	3.000	03/12/20		25,385	25,770,654

See Notes to Financial Statements.

Prudential Total Return Bond Fund	75

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)
Allergan Funding SCS, (cont’d.)
Gtd. Notes	3.450%	03/15/22		4,000	$4,107,416
Gtd. Notes	4.550	03/15/35		16,035	16,862,860
Gtd. Notes(a)	4.750	03/15/45		1,428	1,506,427
Allergan, Inc., Gtd. Notes	1.350	03/15/18		2,635	2,633,011
AmerisourceBergen Corp., Sr. Unsec’d. Notes	3.250	03/01/25		3,875	3,925,127
Cardinal Health, Inc.,
Sr. Unsec’d. Notes	2.616	06/15/22		14,120	14,005,953
Sr. Unsec’d. Notes(a)	3.410	06/15/27		5,940	5,874,732
Catalent Pharma Solutions, Inc., Gtd. Notes, 144A	4.750	12/15/24	EUR	10,505	13,204,719
Endo Dac/Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A(a)	6.000	07/15/23		14,825	12,008,250
Gtd. Notes, 144A(a)	6.000	02/01/25		18,005	14,313,975
Express Scripts Holding Co.,
Gtd. Notes	3.300	02/25/21		7,900	8,103,275
Gtd. Notes(a)	3.400	03/01/27		2,255	2,214,948
Gtd. Notes	4.500	02/25/26		45,085	47,895,307
Forest Laboratories LLC, Gtd. Notes, 144A	4.875	02/15/21		5,106	5,461,866
Grifols SA (Spain), Sr. Unsec’d. Notes, 144A	3.200	05/01/25	EUR	10,000	11,823,222
Horizon Pharma, Inc., Gtd. Notes(a)	6.625	05/01/23		3,425	3,373,625
Horizon Pharma, Inc./Horizon Pharma USA, Inc., Gtd. Notes, 144A	8.750	11/01/24		2,060	2,157,850
McKesson Corp., Sr. Unsec’d. Notes	6.000	03/01/41		4,550	5,633,101
Mead Johnson Nutrition Co. (United Kingdom), Gtd. Notes	4.600	06/01/44		3,437	3,761,154
Merck & Co., Inc., Sr. Unsec’d. Notes(a)	2.750	02/10/25		16,730	16,675,461
Mylan NV,
Gtd. Notes	3.000	12/15/18		6,710	6,772,389
Gtd. Notes	3.150	06/15/21		21,040	21,279,317
Gtd. Notes(a)	3.950	06/15/26		25,015	24,985,458
Mylan, Inc., Gtd. Notes	2.600	06/24/18		2,800	2,812,487
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes	2.400	09/23/21		3,950	3,923,490
Gtd. Notes	2.875	09/23/23		26,295	26,030,269
Gtd. Notes(a)	3.200	09/23/26		79,780	77,777,207
Teva Pharmaceutical Finance Netherlands Ill BV (Israel), Gtd. Notes(a)	4.100	10/01/46		1,400	1,119,300
Valeant Pharmaceuticals International, Inc.,
Gtd. Notes, 144A(a)	5.375	03/15/20		1,530	1,505,137
Gtd. Notes, 144A	5.500	03/01/23		2,250	1,890,000
Gtd. Notes, 144A	5.875	05/15/23		4,900	4,140,500
Gtd. Notes, 144A(a)	6.125	04/15/25		2,775	2,331,000

See Notes to Financial Statements.

76

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)
Valeant Pharmaceuticals International, Inc., (cont’d.)
Gtd. Notes, 144A(a)	6.750%	08/15/21	1,275	$1,235,156
Gtd. Notes, 144A(a)	7.500	07/15/21	3,000	2,951,250

				462,946,379

Pipelines 0.9%
Colorado Interstate Gas Co. LLC/Colorado Interstate Issuing Corp., Gtd. Notes, 144A	4.150	08/15/26	24,840	24,963,226
DCP Midstream Operating LP, Gtd. Notes, 144A	5.350	03/15/20	1,916	1,997,430
Energy Transfer LP, Sr. Unsec’d. Notes(a)	4.650	06/01/21	510	542,153
Enterprise Products Operating LLC,
Gtd. Notes	3.700	02/15/26	7,130	7,356,226
Gtd. Notes(a)	4.900	05/15/46	28,346	31,203,416
Gtd. Notes	5.100	02/15/45	8,500	9,606,554
Fermaca Enterprises S de RL de CV (Mexico), Sr. Sec’d. Notes, 144A	6.375	03/30/38	5,030	5,482,437
Kinder Morgan Energy Partners LP,
Gtd. Notes	6.500	04/01/20	2,009	2,192,186
Gtd. Notes(a)	6.500	09/01/39	1,260	1,458,910
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes	4.200	12/01/42	1,600	1,511,266
Sr. Unsec’d. Notes	4.200	03/15/45	2,830	2,738,914
Sr. Unsec’d. Notes	4.200	10/03/47	19,944	19,688,271
Sr. Unsec’d. Notes	4.250	02/01/21	5,500	5,808,162
Sr. Unsec’d. Notes	4.250	09/15/46	2,540	2,541,196
MPLX LP, Sr. Unsec’d. Notes	5.200	03/01/47	2,081	2,228,029
ONEOK Partners LP, Gtd. Notes	6.850	10/15/37	1,000	1,248,917
ONEOK, Inc.,
Gtd. Notes	4.950	07/13/47	35,325	36,131,970
Gtd. Notes	6.000	06/15/35	4,200	4,755,079
Plains All American Pipeline LP/PAA Finance Corp., Sr. Unsec’d. Notes	4.700	06/15/44	1,765	1,630,526
Spectra Energy Partners LP,
Sr. Unsec’d. Notes(a)	3.375	10/15/26	5,760	5,732,777
Sr. Unsec’d. Notes(a)	4.500	03/15/45	5,300	5,454,860
Western Gas Partners LP,
Sr. Unsec’d. Notes	3.950	06/01/25	8,315	8,396,030
Sr. Unsec’d. Notes	4.000	07/01/22	700	722,520
Sr. Unsec’d. Notes	5.450	04/01/44	875	926,119
Williams Partners LP,
Sr. Unsec’d. Notes	3.750	06/15/27	36,510	36,630,102

See Notes to Financial Statements.

Prudential Total Return Bond Fund	77

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Pipelines (cont’d.)
Williams Partners LP, (cont’d.)
Sr. Unsec’d. Notes(a)	3.900%	01/15/25	18,456	$18,972,860
Sr. Unsec’d. Notes(a)	4.000	09/15/25	8,660	8,944,007
Sr. Unsec’d. Notes	4.300	03/04/24	9,550	10,113,918
Sr. Unsec’d. Notes	4.900	01/15/45	5,902	6,105,853
Sr. Unsec’d. Notes(a)	5.100	09/15/45	1,800	1,928,405

				267,012,319

Real Estate 0.1%
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada),
Sr. Unsec’d. Notes, 144A	3.125	03/20/22	8,720	8,870,039
Sr. Unsec’d. Notes, 144A	3.875	03/20/27	14,600	14,959,803
Rialto Holdings LLC/Rialto Corp., Gtd. Notes, 144A	7.000	12/01/18	3,000	3,007,500

				26,837,342

Real Estate Investment Trusts (REITs) 0.9%
Brandywine Operating Partnership LP, Gtd. Notes	4.550	10/01/29	2,330	2,381,268
Brixmor Operating Partnership LP, Sr. Unsec’d. Notes	3.650	06/15/24	14,830	14,760,019
Crown Castle International Corp., Sr. Unsec’d. Notes	4.875	04/15/22	9,955	10,787,169
HCP, Inc., Sr. Unsec’d. Notes	3.400	02/01/25	8,835	8,828,055
Highwoods Realty LP, Sr. Unsec’d. Notes	3.875	03/01/27	5,885	5,927,771
Kimco Realty Corp., Sr. Unsec’d. Notes(a)	3.400	11/01/22	9,340	9,595,910
Mack-Cali Realty LP, Sr. Unsec’d. Notes	2.500	12/15/17	1,225	1,225,256
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	5.000	10/15/27	2,800	2,877,000
Gtd. Notes(a)	5.500	05/01/24	5,025	5,320,219
Realty Income Corp., Sr. Unsec’d. Notes	3.000	01/15/27	16,830	16,132,426
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes	5.000	04/15/21	1,615	1,655,375
Gtd. Notes(a)	5.000	04/15/23	29,457	30,414,353
Sabra Health Care LP/Sabra Capital Corp., Gtd. Notes	5.500	02/01/21	10,000	10,312,500
Select Income REIT, Sr. Unsec’d. Notes	2.850	02/01/18	4,615	4,621,383
Simon Property Group LP,
Sr. Unsec’d. Notes	3.375	03/15/22	350	361,335
Sr. Unsec’d. Notes, 144A	1.500	02/01/18	6,250	6,250,417
Trust F/1401 (Mexico),
Sr. Unsec’d. Notes	5.250	12/15/24	2,000	2,135,000
Sr. Unsec’d. Notes, 144A	5.250	12/15/24	2,830	3,021,025

See Notes to Financial Statements.

78

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)
Ventas Realty LP,
Gtd. Notes	3.100%	01/15/23		12,040	$12,063,830
Gtd. Notes	3.500	02/01/25		5,000	5,022,618
Gtd. Notes(a)	3.850	04/01/27		31,660	32,257,601
Ventas Realty LP/Ventas Capital Corp., Gtd. Notes	4.000	04/30/19		17,000	17,429,745
WEA Finance LLC/Westfield UK & Europe Finance PLC (Australia), Gtd. Notes, 144A	3.250	10/05/20		13,220	13,482,964
Welltower, Inc.,
Sr. Unsec’d. Notes	4.000	06/01/25		10,745	11,170,770
Sr. Unsec’d. Notes	4.250	04/01/26		16,080	16,901,424

					244,935,433

Retail 0.8%
AutoZone, Inc., Sr. Unsec’d. Notes(a)	3.250	04/15/25		18,000	18,091,536
Brinker International, Inc., Sr. Unsec’d. Notes(a)	2.600	05/15/18		17,380	17,380,000
Costco Wholesale Corp., Sr. Unsec’d. Notes	1.750	02/15/20		7,525	7,509,609
CVS Health Corp.,
Sr. Unsec’d. Notes	2.750	12/01/22		10,067	10,023,588
Sr. Unsec’d. Notes(a)	2.875	06/01/26		11,150	10,619,772
Sr. Unsec’d. Notes	5.125	07/20/45		17,017	19,015,303
Sr. Unsec’d. Notes	5.300	12/05/43		6,640	7,551,591
Dollar Tree, Inc., Gtd. Notes(a)	5.750	03/01/23		3,600	3,775,500
Douglas GmbH (Germany), Sr. Sec’d. Notes, 144A	6.250	07/15/22	EUR	4,100	5,110,672
Home Depot, Inc. (The),
Sr. Unsec’d. Notes	3.000	04/01/26		1,385	1,394,188
Sr. Unsec’d. Notes(a)	3.500	09/15/56		7,280	6,751,778
Sr. Unsec’d. Notes	4.200	04/01/43		955	1,012,495
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Gtd. Notes, 144A	5.250	06/01/26		4,525	4,808,491
L Brands, Inc.,
Gtd. Notes(a)	5.625	02/15/22		10,595	11,331,352
Gtd. Notes(a)	5.625	10/15/23		3,225	3,434,625
Gtd. Notes	6.750	07/01/36		10,500	10,263,750
Gtd. Notes	7.000	05/01/20		2,950	3,241,312
Gtd. Notes	8.500	06/15/19		2,350	2,567,375
Lowe’s Cos., Inc., Sr. Unsec’d. Notes	2.500	04/15/26		16,865	16,176,238
Macy’s Retail Holdings, Inc., Gtd. Notes(a)	3.875	01/15/22		475	471,169
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN	3.700	01/30/26		3,110	3,250,839
Sr. Unsec’d. Notes, MTN	4.700	12/09/35		1,085	1,204,063
Sr. Unsec’d. Notes, MTN	6.300	10/15/37		860	1,132,060

See Notes to Financial Statements.

Prudential Total Return Bond Fund	79

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Retail (cont’d.)
PVH Corp., Sr. Unsec’d. Notes, 144A	3.625%	07/15/24	EUR	24,525	$31,578,709
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes(a)	5.625	12/01/25		33,174	32,925,195
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	5.625	04/15/41		525	696,333

					231,317,543

Savings & Loans 0.0%
People’s United Financial, Inc., Sr. Unsec’d. Notes	3.650	12/06/22		3,225	3,314,962

Semiconductors 0.8%
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes, 144A	3.000	01/15/22		7,950	8,060,191
Gtd. Notes, 144A	3.500	01/15/28		30,400	30,222,608
Gtd. Notes, 144A	3.625	01/15/24		15,740	16,256,759
Gtd. Notes, 144A	3.875	01/15/27		33,000	33,951,202
Micron Semiconductor Asia Pte Ltd. (Singapore), U.S. Gov’t. Gtd. Notes	1.258	01/15/19		847	842,448
Micron Technology, Inc.,
Sr. Sec’d. Notes	7.500	09/15/23		12,040	13,334,300
Sr. Unsec’d. Notes	5.500	02/01/25		4,049	4,302,063
Sr. Unsec’d. Notes, 144A	5.250	01/15/24		368	386,860
NVIDIA Corp., Sr. Unsec’d. Notes	2.200	09/16/21		7,940	7,900,790
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A	3.750	06/01/18		12,775	12,854,844
Gtd. Notes, 144A	3.875	09/01/22		6,600	6,855,750
Gtd. Notes, 144A	4.125	06/01/21		5,000	5,225,000
Gtd. Notes, 144A	4.625	06/01/23		16,175	17,428,563
Gtd. Notes, 144A	5.750	03/15/23		3,800	3,952,000
QUALCOMM, Inc.,
Sr. Unsec’d. Notes	1.850	05/20/19		20,985	21,008,304
Sr. Unsec’d. Notes(a)	2.900	05/20/24		9,450	9,462,984
Sr. Unsec’d. Notes(a)	3.250	05/20/27		10,620	10,618,917
Sr. Unsec’d. Notes(a)	4.300	05/20/47		1,940	1,961,573
Sensata Technologies BV, Gtd. Notes, 144A(a)	5.000	10/01/25		11,775	12,481,500

					217,106,656

Software 1.1%
BMC Software Finance, Inc., Sr. Unsec’d. Notes, 144A(a)	8.125	07/15/21		3,650	3,736,688
BMC Software, Inc., Sr. Unsec’d. Notes	7.250	06/01/18		3,238	3,302,760
CA, Inc., Sr. Unsec’d. Notes	3.600	08/15/22		28,170	28,887,458
First Data Corp., Gtd. Notes, 144A	7.000	12/01/23		52,947	56,654,349

See Notes to Financial Statements.

80

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Software (cont’d.)
Fiserv, Inc., Sr. Unsec’d. Notes	2.700%	06/01/20		5,765	$5,828,277
Infor US, Inc., Gtd. Notes(a)	6.500	05/15/22		7,050	7,349,625
Microsoft Corp.,
Sr. Unsec’d. Notes	2.375	02/12/22		19,375	19,507,247
Sr. Unsec’d. Notes	3.125	11/03/25		16,150	16,602,405
Sr. Unsec’d. Notes	3.950	08/08/56		13,965	14,330,187
Sr. Unsec’d. Notes	4.500	02/06/57		16,690	18,865,102
Nuance Communications, Inc., Gtd. Notes, 144A	5.375	08/15/20		4,819	4,884,056
Oracle Corp.,
Sr. Unsec’d. Notes	2.400	09/15/23		46,410	46,130,296
Sr. Unsec’d. Notes(a)(h)	2.950	05/15/25		52,640	53,167,053
Sr. Unsec’d. Notes	4.300	07/08/34		3,265	3,594,534
Quintiles IMS, Inc., Gtd. Notes, 144A	3.500	10/15/24	EUR	15,275	18,707,854

					301,547,891

Telecommunications 0.9%
AT&T, Inc.,
Sr. Unsec’d. Notes	3.400	05/15/25		27,950	27,596,856
Sr. Unsec’d. Notes	3.600	02/17/23		1,620	1,677,397
Sr. Unsec’d. Notes	3.950	01/15/25		11,900	12,217,492
Sr. Unsec’d. Notes	4.500	05/15/35		4,295	4,186,465
Sr. Unsec’d. Notes(a)	4.550	03/09/49		2,414	2,186,118
Sr. Unsec’d. Notes	4.900	08/14/37		11,495	11,470,581
Sr. Unsec’d. Notes	5.150	03/15/42		2,700	2,706,087
Sr. Unsec’d. Notes	5.250	03/01/37		12,650	13,232,223
Sr. Unsec’d. Notes	5.300	08/14/58		13,555	13,422,385
Sr. Unsec’d. Notes	5.350	09/01/40		370	382,794
Sr. Unsec’d. Notes	5.500	02/01/18		4,500	4,542,651
Bharti Airtel International Netherlands BV (India),
Gtd. Notes	5.125	03/11/23		1,955	2,093,961
Gtd. Notes, 144A	5.125	03/11/23		5,751	6,159,781
Gtd. Notes, 144A	5.350	05/20/24		1,200	1,297,610
Sr. Unsec’d. Notes	5.350	05/20/24		1,400	1,513,878
Digicel Group Ltd. (Jamaica),
Gtd. Notes, 144A	6.750	03/01/23		5,040	4,974,782
Sr. Unsec’d. Notes	8.250	09/30/20		1,800	1,779,750
Sr. Unsec’d. Notes, 144A	8.250	09/30/20		1,950	1,928,063
Qwest Capital Funding, Inc., Gtd. Notes	6.500	11/15/18		798	834,908
Sprint Capital Corp.,
Gtd. Notes	6.875	11/15/28		4,800	5,121,000
Gtd. Notes	6.900	05/01/19		11,252	11,870,860

See Notes to Financial Statements.

Prudential Total Return Bond Fund	81

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Sprint Communications, Inc., Gtd. Notes, 144A	7.000%	03/01/20		1,600	$1,736,000
Sprint Corp.,
Gtd. Notes(a)	7.625	02/15/25		8,850	9,701,812
Gtd. Notes	7.875	09/15/23		3,400	3,799,500
Telecom Italia SpA (Italy), Sr. Unsec’d. Notes, EMTN	6.375	06/24/19	GBP	9,350	13,428,792
VEON Holdings BV (Netherlands), Sr. Unsec’d. Notes, 144A(a)	4.950	06/16/24		1,500	1,534,890
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	4.500	08/10/33		30,750	31,660,122
Sr. Unsec’d. Notes	4.672	03/15/55		1,800	1,710,609
Sr. Unsec’d. Notes	5.012	04/15/49		654	667,599
Wind Tre SpA (Italy),
Sr. Sec’d. Notes, 144A	2.625	01/20/23	EUR	15,800	18,487,443
Sr. Sec’d. Notes, 144A	3.125	01/20/25	EUR	34,875	40,745,999

					254,668,408

Textiles 0.1%
Cintas Corp. No 2,
Gtd. Notes	2.900	04/01/22		8,105	8,231,049
Gtd. Notes	3.700	04/01/27		17,155	17,880,938
Mohawk Industries, Inc., Sr. Unsec’d. Notes	3.850	02/01/23		673	700,310
Springs Industries, Inc., Sr. Sec’d. Notes	6.250	06/01/21		5,791	5,964,730

					32,777,027

Transportation 0.4%
AP Moeller-Maersk A/S (Denmark), Sr. Unsec’d. Notes, 144A	2.550	09/22/19		3,655	3,672,567
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes	4.375	09/01/42		6,925	7,523,659
Sr. Unsec’d. Notes	4.450	03/15/43		2,960	3,247,377
Sr. Unsec’d. Notes	4.550	09/01/44		2,310	2,600,495
Sr. Unsec’d. Notes	4.700	09/01/45		8,845	10,083,728
CSX Corp., Sr. Unsec’d. Notes(a)	2.600	11/01/26		37,200	35,650,248
FedEx Corp.,
Gtd. Notes(a)	3.250	04/01/26		1,915	1,938,072
Gtd. Notes(a)	4.550	04/01/46		7,425	7,906,900
Gtd. Notes	4.750	11/15/45		13,235	14,431,835
Norfolk Southern Railway Co., Sr. Unsec’d. Notes	9.750	06/15/20		3,700	4,398,929
Ryder System, Inc., Sr. Unsec’d. Notes, MTN	2.650	03/02/20		7,225	7,294,983
Union Pacific Corp., Sr. Unsec’d. Notes	3.799	10/01/51		1,800	1,783,594
XPO Logistics, Inc., Gtd. Notes, 144A(a)	6.500	06/15/22		2,265	2,376,212

					102,908,599

See Notes to Financial Statements.

82

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Trucking & Leasing 0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A	2.875%	07/17/18	14,827	$14,940,033
Sr. Unsec’d. Notes, 144A	3.300	04/01/21	21,250	21,799,785

				36,739,818

Water 0.0%
American Water Capital Corp., Sr. Unsec’d. Notes	3.750	09/01/47	9,665	9,752,909

TOTAL CORPORATE BONDS (cost $11,130,106,150)				11,378,721,296

MUNICIPAL BONDS 0.8%

California 0.2%
Bay Area Toll Authority,
BABs, Revenue Bonds	6.263	04/01/49	10,755	15,669,497
BABs, Taxable, Revenue Bonds, Series S3	6.907	10/01/50	525	799,040
Los Angeles County Public Works Financing Authority, BABs, Revenue Bonds, Series Z	7.618	08/01/40	4,300	6,522,240
Los Angeles Department of Airports, BABs, Revenue Bonds	6.582	05/15/39	5,045	6,549,167
Los Angeles Department of Water & Power,
BABs, Revenue Bonds	5.716	07/01/39	8,475	10,941,394
BABs, Taxable, Revenue Bonds, Series SY	6.008	07/01/39	6,200	7,963,032
State of California,
GO Unlimited, BABs	7.300	10/01/39	835	1,232,001
GO Unlimited, BABs	7.600	11/01/40	2,320	3,640,799
GO Unlimited, BABs	7.625	03/01/40	275	423,016
GO Unlimited, BABs, Taxable	7.550	04/01/39	1,600	2,466,528
University of California,
BABs, Revenue Bonds	5.770	05/15/43	500	651,180
Taxable, Revenue Bonds, Series AP	3.931	05/15/45	2,050	2,073,431
Taxable, Revenue Bonds, Series AQ	4.767	05/15/2115	4,900	5,212,081
Taxable, Revenue Bonds, Series J	4.131	05/15/45	2,250	2,327,085

				66,470,491

Colorado 0.0%
Colorado Bridge Enterprise, BABs, Taxable, Revenue Bonds, Series SR	6.078	12/01/40	1,000	1,283,350
Regional Transportation District, BABs, Revenue Bonds, Series 2010B	5.844	11/01/50	3,320	4,427,320

				5,710,670

See Notes to Financial Statements.

Prudential Total Return Bond Fund	83

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
MUNICIPAL BONDS (Continued)

Illinois 0.3%
Chicago O’Hare International Airport, BABs, Revenue Bonds	6.395%	01/01/40	3,170	$4,310,946
Illinois State Toll Highway Authority, BABs, Revenue Bonds, Series A	6.184	01/01/34	5,000	6,456,450
State of Illinois, GO Unlimited, Series D	5.000	11/01/22	59,525	64,335,811

				75,103,207

Kentucky 0.0%
Kentucky State Property & Building Commission,
BABs, Revenue Bonds, Series C	4.303	11/01/19	800	830,560
BABs, Revenue Bonds, Series C	5.373	11/01/25	1,900	2,095,985

				2,926,545

New Jersey 0.1%
New Jersey State Turnpike Authority,
BABs, Revenue Bonds, Series A(a)	7.102	01/01/41	4,478	6,604,513
BABs, Revenue Bonds, Series F(a)	7.414	01/01/40	8,115	12,345,918
Rutgers State University, BABs, Revenue Bonds	5.665	05/01/40	1,350	1,637,617

				20,588,048

New York 0.2%
Metropolitan Transportation Authority, BABs, Taxable, Revenue Bonds	6.687	11/15/40	700	979,615
New York City Transitional Finance Authority Future Tax Secured Revenue,
BABs, Revenue Bonds	4.725	11/01/23	1,400	1,563,632
BABs, Revenue Bonds	4.905	11/01/24	1,100	1,242,373
New York City Water & Sewer System, BABs, Taxable, Revenue Bonds	5.882	06/15/44	2,810	3,786,925
New York State Urban Development Corp., BABs, Taxable, Revenue Bonds	5.770	03/15/39	18,800	23,103,884
Port Authority of New York & New Jersey,
Consol. 174th, Revenue Bonds	4.458	10/01/62	2,600	2,912,260
Taxable, Consol., Revenue Bonds, Series 192	4.810	10/15/65	8,650	10,206,654

				43,795,343

Ohio 0.0%
Ohio State University (The),
BABs, Revenue Bonds	4.910	06/01/40	295	351,906
Taxable, Revenue Bonds, Series A	4.800	06/01/2111	2,810	3,062,450

See Notes to Financial Statements.

84

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
MUNICIPAL BONDS (Continued)

Ohio (cont’d.)
Ohio State Water Development Authority Pollution Control Loan Fund, BABs, Revenue Bonds	4.879%		12/01/34	375	$432,806

					3,847,162

Oregon 0.0%
Oregon State Department of Transportation Highway, BABs, Revenue Bonds, Series A	5.834		11/15/34	675	862,825

Pennsylvania 0.0%
Pennsylvania Turnpike Commission,
BABs, Revenue Bonds	6.105		12/01/39	400	537,892
BABs, Revenue Bonds, Series B	5.511		12/01/45	5,370	6,889,173

					7,427,065

Tennessee 0.0%
Metropolitan Government of Nashville & Davidson County Convention Center Authority, BABs, Taxable, Revenue Bonds	6.731		07/01/43	550	747,731

Texas 0.0%
City Public Service Board of San Antonio, BABs, Taxable, Revenue Bonds	4.427		02/01/42	6,480	7,225,718

Virginia 0.0%
University of Virginia, Revenue Bonds, Taxable, Ser. C	4.179		09/01/2117	9,850	9,922,200

TOTAL MUNICIPAL BONDS (cost $233,423,418)					244,627,005

RESIDENTIAL MORTGAGE-BACKED SECURITIES 4.9%
Alternative Loan Trust,
Series 2004-18CB, Class 3A1	5.250		09/25/19	35	35,506
Series 2005-61, Class 1A1, 1 Month LIBOR + 0.520%	1.758	(c)	12/25/35	1,731	1,668,774
American Home Mortgage Investment Trust, Series 2004-4, Class 4A, 6 Month LIBOR + 2.000%	3.509	(c)	02/25/45	72	73,306
APS Resecuritization Trust, Series 2016-1, Class 1A, 144A, 1 Month LIBOR + 0.150%	1.385	(c)	07/27/57	9,964	9,519,551
Banc of America Funding Corp.,
Series 2015-R3, Class 1A1, 144A, 1 Month LIBOR + 0.190%	1.428	(c)	03/27/36	19,196	18,592,986

See Notes to Financial Statements.

Prudential Total Return Bond Fund	85

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Banc of America Funding Corp., (cont’d.)
Series 2015-R3, Class 2A1, 144A, 1 Month LIBOR + 0.130%	1.368	%(c)	02/27/37	25,575	$24,373,568
Series 2015-R3, Class 6A1, 144A, 1 Month LIBOR + 0.170%	1.408	(c)	05/27/36	22,756	22,304,499
Banc of America Funding Trust,
Series 2005-D, Class A1	3.349	(cc)	05/25/35	98	102,220
Series 2006-I, Class 4A1	3.598	(cc)	10/20/46	48	38,363
Series 2014-R2, Class 2A1, 144A, 1 Month LIBOR + 0.210%	1.450	(c)	05/26/37	2,635	2,530,235
Series 2014-R5, Class 1A1, 144A, 6 Month LIBOR + 1.500%	2.991	(c)	09/26/45	4,293	4,319,865
Series 2015-R2, Class 5A1, 144A, 1 Month LIBOR + 0.165%	1.403	(c)	09/29/36	18,511	17,821,741
Series 2015-R4, Class 4A1, 144A	3.500	(cc)	01/27/30	10,234	10,195,923
Series 2015-R9, Class 2A1, 144A, 1 Month LIBOR + 0.205%	1.443	(c)	02/26/37	11,499	10,911,462
Banc of America Mortgage Trust,
Series 2004-2, Class 5A1	6.500		10/25/31	3	2,837
Series 2004-E, Class 2A6	3.828	(cc)	06/25/34	543	540,440
Series 2005-B, Class 2A1	3.638	(cc)	03/25/35	657	641,525
Series 2005-B, Class 2A2	3.638	(cc)	03/25/35	22	21,747
Bayview Opportunity Master Fund IIIb Trust, Series 2017-CRT2, Class M, 144A, 1 Month LIBOR + 2.000%	3.240	(c)	11/25/27	12,547	12,546,589
Bayview Opportunity Master Fund IVb Trust,
Series 2016-CRT1, Class M1, 144A, 1 Month LIBOR + 1.750%	2.990	(c)	10/27/27	8,062	8,062,115
Series 2017-CRT1, Class M, 144A, 1 Month LIBOR + 2.150%	3.390	(c)	10/25/28	21,483	21,519,403
Bear Stearns ALT-A Trust,
Series 2005-4, Class 23A1	3.519	(cc)	05/25/35	201	202,453
Series 2005-4, Class 23A2	3.519	(cc)	05/25/35	67	67,965
Bear Stearns ARM Trust,
Series 2002-11, Class 1A1	3.306	(cc)	02/25/33	5	4,789
Series 2005-4, Class 3A1	3.456	(cc)	08/25/35	397	364,285
Series 2007-3, Class 1A1	3.667	(cc)	05/25/47	438	417,193
Bellemeade Re Ltd. (Bermuda), Series 2017-1, Class M1, 144A, 1 Month LIBOR + 1.700%^	2.738	(c)	10/25/27	19,210	19,246,019
CHL Mortgage Pass-Through Trust,
Series 2003-53, Class A1	3.615	(cc)	02/19/34	16,224	16,430,474
Series 2005-29, Class A1	5.750		12/25/35	909	822,820
Series 2005-HYB9, Class 3A2A, 12 Month LIBOR + 1.750%	3.462	(c)	02/20/36	44	38,883

See Notes to Financial Statements.

86

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
CIM Trust,
Series 2017-2, Class A1, 144A, 1 Month LIBOR + 2.000%	3.235	%(c)	12/25/57	70,910	$71,617,693
Series 2017-3, Class A3, 144A, 1 Month LIBOR + 2.000%	3.235	(c)	01/25/57	78,634	79,579,205
Series 2017-6, Class A1, 144A	3.015	(cc)	06/25/57	38,386	38,187,087
Series 2017-8, 144A^	3.000		12/25/65	86,500	86,548,094
Citigroup Mortgage Loan Trust, Series 2011-12, Class 3A2, 144A	3.500	(cc)	09/25/47	11,334	10,678,305
Credit Suisse Mortgage Trust, Series 2017-3R, 144A, 1 Month LIBOR + 2.000%	3.239	(c)	02/27/47	33,878	33,826,606
Fannie Mae Connecticut Avenue Securities, Series 2016-C04, Class 1M1, 1 Month LIBOR + 1.450%	2.688	(c)	01/25/29	12,808	12,943,654
Fannie Mae REMICS,
Series 2000-32, Class FM, 1 Month LIBOR + 0.450%	1.687	(c)	10/18/30	1	1,099
Series 2001-29, Class Z	6.500		07/25/31	44	49,693
FHLMC Structured Pass-Through Securities, Series T-61, Class 1A1, Federal Reserve U.S. 12 Month Cumulative Avg 1 Year CMT + 1.400%	2.289	(c)	07/25/44	176	178,447
Series T-63, Class 1A1, Federal Reserve U.S. 12 Month Cumulative Avg 1 Year CMT + 1.200%	2.089	(c)	02/25/45	19	18,763
Freddie Mac REMICS,
Series 1628, Class LZ	6.500		12/15/23	20	21,437
Series 1935, Class JZ	7.000		02/15/27	96	108,237
Series 2241, Class PH	7.500		07/15/30	47	54,261
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2014-DN3, Class M3, 1 Month LIBOR + 4.000%	5.238	(c)	08/25/24	1,670	1,804,268
Series 2014-DN4, Class M3, 1 Month LIBOR + 4.550%	5.788	(c)	10/25/24	8,391	9,136,357
Series 2015-DNA1, Class M2, 1 Month LIBOR + 1.850%	3.088	(c)	10/25/27	16,140	16,513,078
Series 2015-DNA1, Class M3, 1 Month LIBOR + 3.300%	4.538	(c)	10/25/27	48,903	54,423,383
Series 2016-DNA4, Class M2, 1 Month LIBOR + 1.300%	2.538	(c)	03/25/29	37,860	38,369,376
Series 2016-HQA2, Class M2, 1 Month LIBOR + 2.250%	3.488	(c)	11/25/28	12,930	13,300,737
Series 2016-HQA3, Class M2, 1 Month LIBOR + 1.350%	2.588	(c)	03/25/29	11,730	11,870,653
Series 2016-HQA4, Class M2, 1 Month LIBOR + 1.300%	2.538	(c)	04/25/29	30,250	30,648,873

See Notes to Financial Statements.

Prudential Total Return Bond Fund	87

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
GSMSC Resecuritization Trust,
Series 2015-3R, Class 1A1, 144A, 1 Month LIBOR + 0.140%	1.377	%(c)	01/26/37	11,839	$11,616,221
Series 2015-3R, Class 1A2, 144A, 1 Month LIBOR + 0.140%	1.377	(c)	01/26/37	6,300	5,730,889
Series 2015-3R, Class 2A1, 144A, 1 Month LIBOR + 0.140%	1.377	(c)	10/26/36	15,272	14,851,650
Series 2015-3R, Class 2A2, 144A, 1 Month LIBOR + 0.140%	1.377	(c)	10/26/36	5,200	4,449,499
HarborView Mortgage Loan Trust, Series 2007-7, Class 2A1A, 1 Month LIBOR + 1.000%	2.238	(c)	10/25/37	25,587	25,268,618
Impac CMB Trust, Series 2005-1, Class 1A1, 1 Month LIBOR + 0.520%	1.758	(c)	04/25/35	2,442	2,323,339
IndyMac ARM Trust, Series 2001-H2, Class A1	2.784	(cc)	01/25/32	2	2,205
IndyMac INDX Mortgage Loan Trust, Series 2007-FLX4, Class 2A1, 1 Month LIBOR + 0.180%	1.418	(c)	07/25/37	5,579	5,233,593
JPMorgan Alternative Loan Trust, Series 2006-A1, Class 4A1	3.390	(cc)	03/25/36	229	210,497
JPMorgan Resecuritization Trust, Series 2015-2, Class 2A1, 144A, 1 Month LIBOR + 2.000%	3.235	(c)	08/26/46	8,651	8,662,275
LSTAR Securities Investment Ltd., Series 2017-3, Class A1, 144A, 1 Month LIBOR + 2.000%	3.235	(c)	04/01/22	39,398	39,560,430
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2017-4, Class A, 144A, 1 Month LIBOR + 2.000%	3.235	(c)	05/01/22	144,502	144,215,126
LSTAR Securities Investment Ltd.,
Series 2017-5, Class A, 144A, 1 Month LIBOR + 2.000%	3.235	(c)	05/01/22	142,921	142,928,572
Series 2017-6, Class A, 144A, 1 Month LIBOR + 1.750%^	2.990	(c)	09/01/22	37,315	37,308,848
LSTAR Securities Investment Trust (Cayman Islands), Series 2016-5, Class A1, 144A, 1 Month LIBOR + 2.000%	3.235	(c)	11/01/21	17,237	17,246,731
MASTR Alternative Loan Trust,
Series 2004-2, Class 4A1	5.000		02/25/19	7	7,285
Series 2004-4, Class 4A1	5.000		04/25/19	15	15,142
Mortgage Repurchase Agreement Financing Trust,
Series 2016-4, Class A1, 144A, 1 Month LIBOR + 1.200%^	2.435	(c)	05/10/19	105,260	104,984,956
Series 2016-5, Class A, 144A, 1 Month LIBOR + 1.170%	2.405	(c)	06/10/19	17,800	17,799,840
Series 2017-1, Class A1, 144A, 1 Month LIBOR + 0.850%	2.085	(c)	07/10/19	30,000	30,008,388

See Notes to Financial Statements.

88

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Mortgage Repurchase Agreement Financing Trust, (cont’d.)
Series 2017-1, Class A2, 144A, 1 Month LIBOR + 0.850%	2.085	%(c)	07/10/19	16,440	$16,444,597
Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates, Series 2005-2, Class M1, 1 Month LIBOR + 0.645%	1.883	(c)	04/25/35	3,557	3,549,512
Prime Mortgage Trust, Series 2004-CL1, Class 1A2, 1 Month LIBOR + 0.400%	1.638	(c)	02/25/34	20	18,977
RALI Trust, Series 2006-QA1, Class A21	4.374	(cc)	01/25/36	1,006	869,632
Regal Trust IV, Series 1999-1, Class A, 144A, 11th District Cost of Funds Index (COFI Rate) + 1.500%	2.232	(c)	09/29/31	35	33,040
RFMSI Trust, Series 2003-S9, Class A1	6.500		03/25/32	14	14,765
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-1, Class 4A3	3.451	(cc)	02/25/34	206	207,186
Series 2004-18, Class 3A1	3.416	(cc)	12/25/34	15,696	15,307,740
Structured Asset Mortgage Investments Trust, Series 2002-AR3, Class A1, 1 Month LIBOR + 0.660%	1.898	(c)	09/19/32	21	20,688
Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
Series 2002-14A, Class 2A1	3.282	(cc)	07/25/32	2	1,780
Series 2003-30, Class 2A1	5.136	(cc)	10/25/33	292	297,683
WaMu Mortgage Pass-Through Certificates Trust,
Series 2004-AR8, Class A1, 1 Month LIBOR + 0.420%	1.658	(c)	06/25/44	2,135	2,065,325
Series 2004-AR10, Class A3, 1 Month LIBOR + 0.550%	1.788	(c)	07/25/44	3,804	3,807,446
Series 2005-AR5, Class A6	3.006	(cc)	05/25/35	2,114	2,127,496
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR1, Class 2A	3.319	(cc)	02/25/33	1	719
Wells Fargo Mortgage Backed Securities Trust,
Series 2006-AR6, Class 6A1	3.554	(cc)	03/25/36	10,093	10,197,677
Series 2006-AR10, Class 1A1	3.320	(cc)	07/25/36	258	250,181
Wells Fargo Mortgage-Backed Securities Trust,
Series 2005-AR4, Class 2A2	3.346	(cc)	04/25/35	352	353,565
Series 2006-AR2, Class 2A1	3.257	(cc)	03/25/36	126	127,622

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $1,356,796,158)					1,381,416,577

SOVEREIGN BONDS 7.4%
Albania Government International Bond (Albania), Sec.‘d. Notes	2.730	(s)	08/31/25	68,992	55,511,221

See Notes to Financial Statements.

Prudential Total Return Bond Fund	89

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes	6.875%		04/22/21		22,325	$24,334,250
Unsec’d. Notes	5.000		01/15/27	EUR	6,650	7,814,029
Autonomous Community of Madrid Spain (Spain), Sr. Unsec’d. Notes	5.750		02/01/18	EUR	2,254	2,663,978
Brazil Loan Trust 1 (Brazil), Gov’t. Gtd. Notes	5.477		07/24/23		2,454	2,559,610
Brazil Minas Spe Via State of Minas Gerais (Brazil), Gov’t. Gtd. Notes, 144A	5.333		02/15/28		4,488	4,566,540
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	8.000		01/15/18		12	12,196
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes	4.375		07/12/21		2,600	2,756,000
Sr. Unsec’d. Notes(a)	5.000		06/15/45		1,400	1,440,250
Sr. Unsec’d. Notes	7.375		09/18/37		1,015	1,339,800
Sr. Unsec’d. Notes	8.375		02/15/27		900	1,102,500
Sr. Unsec’d. Notes	11.750		02/25/20		1,500	1,818,750
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes	7.500		05/06/21		37,930	41,960,063
Sr. Unsec’d. Notes, 144A	7.500		05/06/21		2,500	2,765,625
Export-Import Bank of India (India), Sr. Unsec’d. Notes, 144A	3.375		08/05/26		8,420	8,344,717
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes, EMTN	2.240		09/14/18		6,050	6,022,061
Finland Government International Bond (Finland), Sr. Unsec’d. Notes	6.950		02/15/26		33,908	43,113,438
Finnvera OYJ (Finland),
Gov’t. Gtd. Notes, MTN	2.375		06/04/25		12,400	12,065,944
Gov’t. Gtd. Notes, 144A, MTN	2.375		06/04/25		2,400	2,335,344
Hellenic Republic Government Bond (Greece),
Sr. Unsec’d. Notes	3.000	(cc)	02/24/23	EUR	1,000	1,103,648
Sr. Unsec’d. Notes	3.000	(cc)	02/24/24	EUR	1,000	1,082,483
Sr. Unsec’d. Notes	3.000	(cc)	02/24/25	EUR	5,000	5,329,990
Sr. Unsec’d. Notes(a)	3.000	(cc)	02/24/26	EUR	7,500	7,862,734
Sr. Unsec’d. Notes(a)	3.000	(cc)	02/24/27	EUR	7,500	7,722,079
Sr. Unsec’d. Notes(a)	3.000	(cc)	02/24/28	EUR	5,875	5,869,929
Sr. Unsec’d. Notes(a)	3.000	(cc)	02/24/29	EUR	4,105	4,006,640
Sr. Unsec’d. Notes(a)	3.000	(cc)	02/24/30	EUR	5,505	5,274,278
Sr. Unsec’d. Notes	3.000	(cc)	02/24/31	EUR	600	564,574
Sr. Unsec’d. Notes	3.000	(cc)	02/24/32	EUR	1,000	928,967
Sr. Unsec’d. Notes(a)	3.000	(cc)	02/24/33	EUR	12,500	11,459,498

See Notes to Financial Statements.

90

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)
Hellenic Republic Government Bond (Greece), (cont’d.)
Sr. Unsec’d. Notes	3.000	%(cc)	02/24/34	EUR	3,925	$3,551,099
Sr. Unsec’d. Notes	3.000	(cc)	02/24/35	EUR	820	731,933
Sr. Unsec’d. Notes(a)	3.000	(cc)	02/24/36	EUR	6,750	5,955,078
Sr. Unsec’d. Notes	3.000	(cc)	02/24/37	EUR	500	436,485
Sr. Unsec’d. Notes	3.000	(cc)	02/24/39	EUR	2,275	1,963,966
Sr. Unsec’d. Notes(a)	3.000	(cc)	02/24/40	EUR	950	816,665
Sr. Unsec’d. Notes(a)	3.000	(cc)	02/24/41	EUR	2,500	2,147,167
Sr. Unsec’d. Notes	3.000	(cc)	02/24/42	EUR	560	481,410
Sr. Unsec’d. Notes, 144A	4.375		08/01/22	EUR	9,637	11,205,898
Hellenic Republic Government International Bond (Greece), Sr. Unsec’d. Notes	5.200		07/17/34	EUR	90,000	93,775,370
Hong Kong Sukuk 2014 Ltd. (Hong Kong), Sr. Unsec’d. Notes	2.005		09/18/19		5,200	5,182,507
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes	4.125		02/19/18		12,102	12,186,012
Sr. Unsec’d. Notes	5.375		02/21/23		2,300	2,576,000
Sr. Unsec’d. Notes	5.375		03/25/24		6,790	7,718,275
Sr. Unsec’d. Notes	5.750		11/22/23		20,700	23,792,704
Sr. Unsec’d. Notes	6.000		01/11/19	EUR	1,795	2,240,049
Sr. Unsec’d. Notes	6.375		03/29/21		41,780	46,741,375
Sr. Unsec’d. Notes(a)	7.625		03/29/41		672	1,036,224
Iceland Government International Bond (Iceland), Sr. Unsec’d. Notes, EMTN	2.500		07/15/20	EUR	3,500	4,337,900
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes	3.375		07/30/25	EUR	15,914	20,644,748
Sr. Unsec’d. Notes	6.875		01/17/18		6,760	6,829,608
Sr. Unsec’d. Notes, 144A	3.375		07/30/25	EUR	6,800	8,821,433
Sr. Unsec’d. Notes, 144A, MTN	2.150		07/18/24	EUR	1,750	2,108,814
Sr. Unsec’d. Notes, MTN	2.875		07/08/21	EUR	9,900	12,483,401
Sr. Unsec’d. Notes, MTN	3.750		06/14/28	EUR	27,625	36,455,552
Instituto de Credito Oficial (Spain), Gov’t. Gtd. Notes, 144A	1.625		09/14/18		9,900	9,863,855
Ivory Coast Government International Bond (Cote D’lvoire), Sr. Unsec’d. Notes, 144A	5.125		06/15/25	EUR	7,375	9,074,253
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes(a)	1.500		07/21/21		18,400	17,877,830
Gov’t. Gtd. Notes, 3 Month LIBOR + 0.360%	1.669	(c)	11/13/18		14,000	14,026,460
Gov’t. Gtd. Notes	1.750		07/31/18		35,150	35,144,728
Gov’t. Gtd. Notes	1.750		11/13/18		55,000	54,910,955
Gov’t. Gtd. Notes	1.750		05/29/19		10,000	9,960,120

See Notes to Financial Statements.

Prudential Total Return Bond Fund	91

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)
Japan Bank for International Cooperation (Japan), (cont’d.)
Gov’t. Gtd. Notes	2.125%		06/01/20		5,000	$4,999,968
Gov’t. Gtd. Notes	2.125		07/21/20		7,400	7,405,523
Gov’t. Gtd. Notes	2.125		02/10/25		15,000	14,453,890
Gov’t. Gtd. Notes	2.250		02/24/20		9,200	9,231,126
Gov’t. Gtd. Notes	2.500		06/01/22		7,200	7,238,097
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, EMTN	1.375		02/05/18		30,400	30,344,946
Sr. Unsec’d. Notes, EMTN	1.375		04/18/18		10,000	9,951,970
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.500%, EMTN	1.856	(c)	07/11/18		10,000	10,012,770
Sr. Unsec’d. Notes, MTN	2.125		02/12/21		4,200	4,157,517
Sr. Unsec’d. Notes, MTN	2.125		04/13/21		9,076	8,982,154
Sr. Unsec’d. Notes, MTN	2.500		09/12/18		21,000	21,056,322
Sr. Unsec’d. Notes, 144A, MTN	2.000		09/08/20		7,000	6,948,085
Sr. Unsec’d. Notes, 144A, MTN	2.125		03/06/19		440	439,545
Sr. Unsec’d. Notes, 144A, MTN	2.125		04/13/21		14,190	14,043,281
Sr. Unsec’d. Notes, 144A, MTN	2.125		10/25/23		21,000	20,329,439
Sr. Unsec’d. Notes, 144A, MTN	2.375		02/13/25		44,000	42,614,088
Sr. Unsec’d. Notes, 144A, MTN	2.500		09/12/18		7,000	7,024,543
Sr. Unsec’d. Notes, 144A, MTN	2.625		04/20/22		8,600	8,626,275
Japan International Cooperation Agency (Japan), Gov’t. Gtd. Notes	1.875		11/13/19		13,300	13,218,298
Kingdom of Belgium Government International Bond (Belgium), Unsec’d. Notes, 144A	8.875		12/01/24		6,105	8,496,200
Kommuninvest I Sverige AB (Sweden), Local Gov’t. Gtd. Notes, 144A, MTN	1.625		09/01/20		15,000	14,867,826
Latvia Government International Bond (Latvia), Sr. Unsec’d. Notes	2.750		01/12/20		6,100	6,170,150
Lithuania Government International Bond (Lithuania),
Sr. Unsec’d. Notes	6.625		02/01/22		3,000	3,506,976
Sr. Unsec’d. Notes	7.375		02/11/20		27,955	31,241,949
Sr. Unsec’d. Notes, 144A	7.375		02/11/20		10,290	11,499,898
Magyar Export-Import Bank Zrt (Hungary), Gov’t. Gtd. Notes	5.500		02/12/18		5,000	5,049,280
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes	0.700		06/16/21	JPY	500,000	4,425,865
Sr. Unsec’d. Notes	4.600		02/10/48		21,575	21,111,138
Sr. Unsec’d. Notes, MTN	4.750		03/08/44		18,140	18,085,580
Sr. Unsec’d. Notes, GMTN	5.500		02/17/20	EUR	20,500	26,909,235
National Archives Facility Trust, U.S. Gov’t. Gtd. Notes	8.500		09/01/19		1,604	1,717,215

See Notes to Financial Statements.

92

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes	3.750%		03/16/25		3,700	$3,862,800
Sr. Unsec’d. Notes	9.375		01/16/23		7,800	9,847,500
Peru Enhanced Pass-Through Finance Ltd. (Peru),
Pass-Through Certificates	1.610	(s)	05/31/18		484	477,755
Pass-Through Certificates, 144A	1.407	(s)	05/31/18		1,021	1,005,666
Perusahaan Penerbit SBSN Indonesia II (Indonesia), Sr. Unsec’d. Notes	4.000		11/21/18		3,000	3,059,700
Peruvian Government International Bond (Peru), Sr. Unsec’d. Notes	3.750		03/01/30	EUR	3,650	5,144,983
Philippine Government International Bond (Philippines), Sr. Unsec’d. Notes	9.500		02/02/30		3,500	5,550,118
Portugal Government International Bond (Portugal), Sr. Unsec’d. Notes, MTN	5.125		10/15/24		131,645	139,364,663
Portugal Obrigacoes do Tesouro OT (Portugal), Sr. Unsec’d. Notes, 144A	3.875		02/15/30	EUR	33,260	43,941,803
Province of Alberta (Canada),
Sr. Unsec’d. Notes	2.050		08/17/26		8,800	8,281,812
Sr. Unsec’d. Notes, 144A(a)	2.050		08/17/26		19,800	18,634,081
Unsec’d. Notes	2.200		07/26/22		8,315	8,258,735
Province of British Columbia (Canada),
Sr. Unsec’d. Notes	6.500		01/15/26		8,090	10,108,221
Unsec’d. Notes	7.250		09/01/36		1,000	1,537,646
Province of Manitoba (Canada),
Deb. Notes	9.250		04/01/20		1,195	1,384,414
Sr. Unsec’d. Notes	2.125		05/04/22		15,680	15,543,036
Sr. Unsec’d. Notes	2.125		06/22/26		2,700	2,555,828
Province of Nova Scotia (Canada), Deb. Notes	9.250		03/01/20		81	93,376
Province of Ontario (Canada),
Sr. Unsec’d. Notes	2.250		05/18/22		18,295	18,257,550
Sr. Unsec’d. Notes	4.400		04/14/20		7,034	7,431,205
Province of Quebec (Canada),
Deb. Notes	7.125		02/09/24		1,600	1,992,351
Sr. Unsec’d. Notes	2.750		04/12/27		15,490	15,453,134
Unsec’d. Notes, MTN	6.350		01/30/26		2,078	2,549,063
Unsec’d. Notes, MTN	7.140		02/27/26		6,050	7,682,720
Unsec’d. Notes, MTN	7.295		07/22/26		166	213,473
Unsec’d. Notes, MTN	7.365		03/06/26		82	106,942
Unsec’d. Notes, MTN	7.485		03/02/26		11,700	15,202,416
Province of Saskatchewan (Canada), Deb. Notes	8.500		07/15/22		1,255	1,576,960
Provincia de Buenos Aires (Argentina), Sr. Unsec’d. Notes, 144A	9.950		06/09/21		17,340	20,160,351

See Notes to Financial Statements.

Prudential Total Return Bond Fund	93

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)
Republic of Austria Government International Bond (Austria), Sr. Unsec’d. Notes	0.000	%(cc)	06/22/22	EUR	2,231	$2,617,750
Republic of Indonesia (Indonesia), Sr. Unsec’d. Notes	7.750		01/17/38		3,000	4,285,071
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes, 6 Month EURIBOR + 0.600%, EMTN	0.328	(c)	03/22/18	EUR	7,500	8,727,635
Sr. Unsec’d. Notes, EMTN	2.000	(cc)	06/15/20	EUR	11,000	13,456,574
Sr. Unsec’d. Notes, MTN	5.375		06/15/33		7,741	8,941,796
Sr. Unsec’d. Notes(a)	6.875		09/27/23		42,778	51,017,043
Republic of Poland Government International Bond (Poland), Sr. Unsec’d. Notes	6.375		07/15/19		15,000	16,133,460
Republic of South Africa Government International Bond (South Africa), Sr. Unsec’d. Notes(a)	3.750		07/24/26	EUR	600	723,920
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A, MTN	2.375		04/19/27	EUR	6,600	7,809,477
Sr. Unsec’d. Notes, 144A, MTN	3.875		10/29/35	EUR	19,865	24,983,278
Sr. Unsec’d. Notes, 144A, MTN(a)	4.875		01/22/24		2,044	2,245,878
Sr. Unsec’d. Notes, MTN	3.875		10/29/35	EUR	24,520	30,837,653
Saudi Government International Bond (Saudi Arabia), Sr. Unsec’d. Notes, MTN	2.375		10/26/21		1,000	983,040
Slovenia Government International Bond (Slovenia),
Sr. Unsec’d. Notes	4.750		05/10/18		38,281	38,836,075
Sr. Unsec’d. Notes	5.250		02/18/24		55,410	62,993,191
Sr. Unsec’d. Notes, 144A	5.250		02/18/24		68,194	77,526,758
Spain Government International Bond (Spain),
Sr. Unsec’d. Notes, 144A, MTN	4.000		03/06/18		14,300	14,322,823
Sr. Unsec’d. Notes, EMTN	5.010		11/21/44		7,800	7,778,940
Sr. Unsec’d. Notes, MTN	4.000		03/06/18		34,938	34,993,761
State of Minas Gerais (Brazil), Sec’d. Notes	5.333		02/15/28		26,005	26,460,088
State of Saxony-Anhalt (Germany), Sr. Unsec’d. Notes	1.375		10/15/19		20,000	19,753,220
Svensk Exportkredit AB (Sweden), Sr. Unsec’d. Notes, MTN	1.875		06/17/19		7,500	7,508,986
Sweden Government International Bond (Sweden), Unsec’d. Notes, 144A, MTN	1.500		07/25/19		21,000	20,924,820
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes	1.625		06/06/18		44,600	44,554,954
Sr. Unsec’d. Notes	2.000		05/17/21		7,130	7,014,836
Sr. Unsec’d. Notes	2.125		05/20/19		12,600	12,608,442
Sr. Unsec’d. Notes	2.125		05/19/20		3,950	3,931,885

See Notes to Financial Statements.

94

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)
Tokyo Metropolitan Government (Japan), (cont’d.)
Sr. Unsec’d. Notes, 144A	2.000%		05/17/21		13,300	$13,085,178
Sr. Unsec’d. Notes, 144A	2.500		06/08/22		3,600	3,599,604
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes	5.625		03/30/21		19,910	20,986,534
Sr. Unsec’d. Notes	6.750		04/03/18		5,000	5,084,120
Sr. Unsec’d. Notes	7.000		06/05/20		14,590	15,801,262
Uruguay Government International Bond (Uruguay), Sr. Unsec’d. Notes	7.000		06/28/19	EUR	500	634,144
Wakala Global Sukuk Bhd (Malaysia), Sr. Unsec’d. Notes	4.646		07/06/21		3,260	3,516,578

TOTAL SOVEREIGN BONDS (cost $2,101,377,196)						2,116,925,235

U.S. GOVERNMENT AGENCY OBLIGATIONS 2.6%
Fannie Mae Strips Interest	1.093	(s)	02/07/18		325	323,798
Fannie Mae Strips Interest	2.276	(s)	11/15/26		100	77,796
Fannie Mae Strips Interest	2.461	(s)	05/15/27		18,594	14,238,407
Fannie Mae Strips Interest	2.972	(s)	05/15/29		2,174	1,544,182
Fannie Mae Strips Interest	3.031	(s)	11/15/29		344	240,461
Fannie Mae Strips Interest	3.041	(s)	07/15/30		1,542	1,052,757
Fannie Mae Strips Interest	3.057	(s)	05/15/30		1,687	1,160,396
Fannie Mae Strips Interest	3.067	(s)	11/15/30		530	357,778
Fannie Mae Strips Interest	3.077	(s)	07/15/29		4,091	2,888,163
Fannie Mae Strips Interest	3.089	(s)	11/15/27		360	270,259
Fannie Mae Strips Principal, MTN	2.567	(s)	10/08/27		2,275	1,717,949
Fannie Mae Strips Principal, MTN	2.874	(s)	03/23/28		1,900	1,400,529
Fannie Mae Strips Principal, MTN	3.030	(s)	05/15/30		12,516	8,607,980
Fannie Mae Strips Principal	3.097	(s)	01/15/30		2,597	1,804,194
Fannie Mae Strips Principal	3.535	(s)	07/15/37		2,295	1,195,805
Federal Home Loan Banks	2.250		10/27/26		7,105	6,783,094
Federal Home Loan Mortgage Corp., MTN	2.316	(s)	12/11/25		748	604,687
Federal Home Loan Mortgage Corp.	2.500		03/01/30		2,871	2,889,270
Federal Home Loan Mortgage Corp., MTN	2.550	(s)	12/17/29		1,485	1,036,534
Federal Home Loan Mortgage Corp., MTN	2.559	(s)	12/14/29		4,500	3,141,788
Federal Home Loan Mortgage Corp.	4.000		TBA		7,500	7,870,898
Federal Home Loan Mortgage Corp.	4.500		09/01/39		1,242	1,330,896
Federal Home Loan Mortgage Corp.	5.000		01/01/39		114	124,992
Federal Home Loan Mortgage Corp.	5.000		07/01/40		230	250,411
Federal Home Loan Mortgage Corp.	5.500		06/01/31		3	3,353
Federal Home Loan Mortgage Corp.	5.500		10/01/33		430	488,754
Federal Home Loan Mortgage Corp.	5.500		07/01/34		6	7,027
Federal Home Loan Mortgage Corp.	6.000		10/01/32		20	22,808
Federal Home Loan Mortgage Corp.	6.000		12/01/32		15	17,250

See Notes to Financial Statements.

Prudential Total Return Bond Fund	95

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal Home Loan Mortgage Corp.	6.000%		02/01/33		16	$18,053
Federal Home Loan Mortgage Corp.	6.000		11/01/33		140	159,271
Federal Home Loan Mortgage Corp.	6.000		01/01/34		78	88,420
Federal Home Loan Mortgage Corp.	6.000		11/01/36		7	8,133
Federal Home Loan Mortgage Corp.	6.000		12/01/36		3	3,336
Federal Home Loan Mortgage Corp.(k)	6.250		07/15/32		30,870	43,456,162
Federal Home Loan Mortgage Corp.	6.500		07/01/32		3	3,221
Federal Home Loan Mortgage Corp.	6.500		07/01/32		3	3,675
Federal Home Loan Mortgage Corp.	6.500		08/01/32		2	2,344
Federal Home Loan Mortgage Corp.	6.500		08/01/32		6	6,431
Federal Home Loan Mortgage Corp.	6.500		08/01/32		5	5,558
Federal Home Loan Mortgage Corp.	6.500		08/01/32		6	6,342
Federal Home Loan Mortgage Corp.	6.500		09/01/32		46	50,591
Federal Home Loan Mortgage Corp.	6.500		11/01/33		28	31,416
Federal Home Loan Mortgage Corp.(k)	6.750		03/15/31		46,597	67,244,830
Federal Home Loan Mortgage Corp.	7.000		09/01/32		33	34,045
Federal Home Loan Mortgage Corp.	8.500		08/01/24		3	2,962
Federal Home Loan Mortgage Corp.	8.500		10/01/24		1	1,045
Federal Home Loan Mortgage Corp.	8.500		11/01/24		2	1,792
Federal Judiciary Office Building Trust	2.104	(s)	02/15/24		325	272,887
Federal National Mortgage Assoc.	1.361	(s)	10/09/19		10,200	9,835,828
Federal National Mortgage Assoc.(k)	1.875		09/24/26		5,080	4,813,082
Federal National Mortgage Assoc.(k)	2.125		04/24/26		38,022	36,892,480
Federal National Mortgage Assoc.,
Federal Reserve U.S. 12 Month Cumulative Avg. 1 Year CMT + 1.400%	2.289	(c)	09/01/40		17	16,532
6 Month LIBOR + 1.750%	2.715	(c)	01/01/20		4	3,826
Federal National Mortgage Assoc.	3.000		TBA		11,000	11,006,016
Federal National Mortgage Assoc.	3.096	(cc)	05/01/36		8	8,726
Federal National Mortgage Assoc.	3.188	(cc)	05/01/36		15	16,190
Federal National Mortgage Assoc.	4.000		12/01/40		210	222,757
Federal National Mortgage Assoc.	4.488	(cc)	01/01/28		3	3,170
Federal National Mortgage Assoc.	4.500		01/01/25		112	117,352
Federal National Mortgage Assoc.	4.500		02/01/33		13	13,461
Federal National Mortgage Assoc.	4.500		08/01/33		8	8,400
Federal National Mortgage Assoc.	5.000		TBA		500	542,768
Federal National Mortgage Assoc.	5.000		06/01/18		5	4,606
Federal National Mortgage Assoc.	5.000		07/01/18		3	3,020
Federal National Mortgage Assoc.	5.000		08/01/18		8	8,379
Federal National Mortgage Assoc.	5.000		12/01/19		44	44,377
Federal National Mortgage Assoc.	5.000		03/01/34		1,016	1,110,754
Federal National Mortgage Assoc.	5.375		12/07/28	GBP	1,700	2,977,580

See Notes to Financial Statements.

96

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	5.500%		07/01/33	40		$43,843
Federal National Mortgage Assoc.	5.500		08/01/33	1		728
Federal National Mortgage Assoc.	5.500		10/01/33	86		96,336
Federal National Mortgage Assoc.	5.500		11/01/33	12		13,183
Federal National Mortgage Assoc.	5.500		01/01/34	18		19,548
Federal National Mortgage Assoc.	5.500		04/01/34	33		36,765
Federal National Mortgage Assoc.	5.500		04/01/34	105		116,742
Federal National Mortgage Assoc.	5.500		04/01/34	7		8,128
Federal National Mortgage Assoc.	5.500		05/01/34	5		5,790
Federal National Mortgage Assoc.	5.500		05/01/34	37		41,746
Federal National Mortgage Assoc.	5.500		05/01/34	82		90,301
Federal National Mortgage Assoc.	5.500		03/01/35	1,822		2,032,018
Federal National Mortgage Assoc.	6.000		09/01/32	—	(r)	257
Federal National Mortgage Assoc.	6.000		11/01/32	6		6,988
Federal National Mortgage Assoc.	6.000		03/01/33	3		3,819
Federal National Mortgage Assoc.	6.000		10/01/33	6		6,392
Federal National Mortgage Assoc.	6.000		11/01/33	182		205,109
Federal National Mortgage Assoc.	6.000		02/01/34	217		246,815
Federal National Mortgage Assoc.	6.000		11/01/34	35		39,569
Federal National Mortgage Assoc.	6.000		11/01/34	71		80,354
Federal National Mortgage Assoc.	6.000		01/01/35	78		87,826
Federal National Mortgage Assoc.	6.000		04/01/36	12		13,640
Federal National Mortgage Assoc.	6.000		04/01/36	2		1,732
Federal National Mortgage Assoc.	6.000		04/01/36	14		15,512
Federal National Mortgage Assoc.	6.000		06/01/37	26		29,464
Federal National Mortgage Assoc.(k)	6.250		05/15/29	48,064		64,653,818
Federal National Mortgage Assoc.	6.500		09/01/21	7		7,919
Federal National Mortgage Assoc.	6.500		07/01/32	16		18,232
Federal National Mortgage Assoc.	6.500		08/01/32	17		19,079
Federal National Mortgage Assoc.	6.500		09/01/32	87		98,645
Federal National Mortgage Assoc.	6.500		09/01/32	50		55,507
Federal National Mortgage Assoc.	6.500		09/01/32	47		52,473
Federal National Mortgage Assoc.	6.500		09/01/32	7		8,151
Federal National Mortgage Assoc.	6.500		10/01/32	40		44,186
Federal National Mortgage Assoc.	6.500		04/01/33	70		79,803
Federal National Mortgage Assoc.	6.500		11/01/33	17		18,883
Federal National Mortgage Assoc.(k)	6.625		11/15/30	51,424		72,932,345
Federal National Mortgage Assoc.	7.000		03/01/32	1		1,186
Federal National Mortgage Assoc.	7.000		05/01/32	29		31,092
Federal National Mortgage Assoc.	7.000		06/01/32	10		10,827
Federal National Mortgage Assoc.(k)	7.125		01/15/30	7,255		10,490,969
Financing Corp., Sec’d. Notes	9.800		04/06/18	300		311,041
Freddie Mac Strips Interest	2.095	(s)	09/15/25	9,000		7,334,392
Freddie Mac Strips Interest	2.692	(s)	03/15/30	200		138,424
Freddie Mac Strips Interest	3.226	(s)	01/15/32	1,526		979,352

See Notes to Financial Statements.

Prudential Total Return Bond Fund	97

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Freddie Mac Strips Interest	3.248	%(s)	07/15/32	1,982		$1,250,488
Freddie Mac Strips Principal, PO	2.843	(s)	07/15/32	2,550		1,606,829
Government National Mortgage Assoc.	3.000		01/15/45	230		232,503
Government National Mortgage Assoc.	3.000		03/15/45	50		50,835
Government National Mortgage Assoc.	3.000		03/15/45	475		480,762
Government National Mortgage Assoc.	3.500		10/15/40	445		462,364
Government National Mortgage Assoc.	4.500		02/20/41	3,590		3,859,731
Government National Mortgage Assoc.	5.000		08/20/39	1,106		1,210,045
Government National Mortgage Assoc.	5.500		08/15/33	14		15,989
Government National Mortgage Assoc.	6.000		01/15/33	24		26,643
Government National Mortgage Assoc.	6.000		03/15/33	8		8,932
Government National Mortgage Assoc.	6.000		05/15/33	10		11,370
Government National Mortgage Assoc.	6.000		06/15/33	9		9,655
Government National Mortgage Assoc.	6.000		12/15/33	25		27,870
Government National Mortgage Assoc.	6.500		09/15/32	65		72,421
Government National Mortgage Assoc.	6.500		09/15/32	98		108,338
Government National Mortgage Assoc.	6.500		11/15/33	71		79,239
Government National Mortgage Assoc.	6.500		11/15/33	154		170,108
Government National Mortgage Assoc.	6.500		07/15/38	2		2,642
Government National Mortgage Assoc.	8.000		08/20/31	—	(r)	219
Government National Mortgage Assoc.	8.500		06/15/30	—	(r)	362
Government National Mortgage Assoc.	8.500		06/15/30	1		991
Government National Mortgage Assoc.	8.500		08/20/30	3		3,720
Hashemite Kingdom of Jordan Government AID Bond, U.S. Gov’t. Gtd. Notes	3.000		06/30/25	4,962		5,141,809
Israel Government AID Bond,
U.S. Gov’t. Gtd. Notes	2.240	(s)	02/15/26	514		410,046
U.S. Gov’t. Gtd. Notes	2.247	(s)	11/15/26	3,325		2,588,007
U.S. Gov’t. Gtd. Notes	2.360	(s)	11/01/23	2,308		1,996,992
U.S. Gov’t. Gtd. Notes	2.437	(s)	08/15/27	6,365		4,817,351
U.S. Gov’t. Gtd. Notes	5.500		12/04/23	9,290		10,967,714
U.S. Gov’t. Gtd. Notes	5.500		09/18/33	10,938		14,604,916
New Valley Generation I, Pass-Through Certificates, Sec’d. Notes	7.299		03/15/19	1,261		1,314,044
New Valley Generation IV, Pass-Through Certificates, Sec’d. Notes	4.687		01/15/22	720		760,375
New Valley Generation V, Pass-Through Certificates, Sec’d. Notes	4.929		01/15/21	1,149		1,224,829
Overseas Private Investment Corp.,
U.S. Gov’t. Gtd. Notes	2.345	(s)	07/17/25	34,350		34,236,835
U.S. Gov’t. Gtd. Notes	2.095	(s)	04/09/26	3,000		3,097,244
U.S. Gov’t. Gtd. Notes	2.090		05/15/28	3,000		2,912,565
U.S. Gov’t. Gtd. Notes	3.000		10/05/34	7,000		6,973,400
U.S. Gov’t. Gtd. Notes	3.190		10/05/34	3,000		3,012,364
U.S. Gov’t. Gtd. Notes	3.490		12/20/29	186		193,620
U.S. Gov’t. Gtd. Notes	3.820		12/20/32	118		124,011

See Notes to Financial Statements.

98

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Private Export Funding Corp.,
U.S. Gov’t. Gtd. Notes	1.450%		08/15/19	5,560	$5,532,795
U.S. Gov’t. Gtd. Notes	4.375		03/15/19	8,708	9,035,438
Residual Funding Corp.,
Strips Principal, Sr. Unsec’d. Notes	1.714	(s)	07/15/20	29,500	28,051,010
Strips Principal, Unsec’d. Notes	1.816	(s)	10/15/20	65,000	61,402,171
Strips Principal, Unsec’d. Notes	3.232	(s)	04/15/30	52,484	36,418,658
Strips Principal, Unsec’d. Notes, PO	3.161	(s)	01/15/30	2,075	1,451,110
Resolution Funding Corp.,
Strips Interest, Unsec’d. Notes	2.516	(s)	10/15/27	755	573,186
Strips Interest, Unsec’d. Notes	2.819	(s)	07/15/26	6,000	4,780,697
Strips Interest, Unsec’d. Notes	2.840	(s)	04/15/27	8,558	6,606,098
Strips Interest, Unsec’d. Notes	2.886	(s)	07/15/27	6,838	5,237,373
Strips Interest, Unsec’d. Notes	2.969	(s)	04/15/30	45	31,221
Strips Interest, Unsec’d. Notes	3.000	(s)	01/15/30	452	316,289
Strips Interest, Unsec’d. Notes	3.048	(s)	01/15/27	18,505	14,376,855
Tennessee Valley Authority,
Sr. Unsec’d. Notes	2.875		02/01/27	5,675	5,809,310
Sr. Unsec’d. Notes	6.235		07/15/45	1,022	1,131,696
Sr. Unsec’d. Notes	6.750		11/01/25	2,459	3,204,798
Tennessee Valley Authority Strips Interest,
Unsec’d. Notes	1.901	(s)	07/15/20	300	284,166
Unsec’d. Notes	2.351	(s)	09/15/27	2,037	1,541,194
Unsec’d. Notes	2.716	(s)	06/15/29	1,400	995,165
Tennessee Valley Authority Strips Principal,
Unsec’d. Notes	2.842	(s)	11/01/25	19,475	15,798,463
Unsec’d. Notes	2.964	(s)	05/01/30	15,573	10,724,261
U.S. Department of Housing & Urban Development, U.S. Gov’t. Gtd. Notes	5.450		08/01/19	978	988,083
Ukraine Government, USAID Bonds, U.S. Gov’t. Gtd. Notes	1.471		09/29/21	8,121	7,933,145

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $739,618,490)					727,322,323

U.S. TREASURY OBLIGATIONS 6.3%
U.S. Treasury Bonds	2.250		10/31/24	20,605	20,632,366
U.S. Treasury Bonds	2.250		11/15/24	79,100	79,167,977
U.S. Treasury Bonds(k)	2.875		05/15/43	43,200	43,431,187
U.S. Treasury Bonds	2.875		08/15/45	11,040	11,056,819
U.S. Treasury Bonds(h)	2.875		11/15/46	45,998	45,998,000
U.S. Treasury Bonds	3.000		05/15/45	7,720	7,924,459
U.S. Treasury Bonds	3.000		05/15/47	25,175	25,807,325
U.S. Treasury Bonds(h)(k)	3.125		02/15/43	62,210	65,449,294
U.S. Treasury Bonds	3.625		08/15/43	18,105	20,711,130
U.S. Treasury Bonds(k)	3.875		08/15/40	30,000	35,567,578
U.S. Treasury Bonds(k)	4.250		11/15/40	16,200	20,262,656

See Notes to Financial Statements.

Prudential Total Return Bond Fund	99

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
U.S. TREASURY OBLIGATIONS (Continued)
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%		04/15/22	46,799	$46,725,434
U.S. Treasury Notes	1.500		02/28/23	66,900	64,997,531
U.S. Treasury Notes	1.500		03/31/23	20,000	19,410,156
U.S. Treasury Notes	1.625		04/30/23	37,510	36,605,951
U.S. Treasury Notes	1.625		05/31/23	43,555	42,472,931
U.S. Treasury Notes	1.750		03/31/22	10,000	9,912,500
U.S. Treasury Notes	1.750		01/31/23	15,445	15,206,085
U.S. Treasury Notes	1.750		05/15/23	118,670	116,537,648
U.S. Treasury Notes	1.875		04/30/22	86,435	86,077,106
U.S. Treasury Notes	2.000		08/31/21	102,000	102,462,188
U.S. Treasury Notes	2.000		12/31/21	27,490	27,574,833
U.S. Treasury Notes	2.000		10/31/22	32,125	32,106,177
U.S. Treasury Notes	2.000		11/30/22	1,025	1,023,439
U.S. Treasury Notes	2.000		06/30/24	20,100	19,845,609
U.S. Treasury Notes	2.000		02/15/25	12,500	12,282,715
U.S. Treasury Notes	2.125		06/30/21	26,780	27,036,293
U.S. Treasury Notes	2.125		08/15/21	45,000	45,428,906
U.S. Treasury Notes	2.125		06/30/22	102,655	103,268,524
U.S. Treasury Notes	2.125		12/31/22	24,430	24,523,521
U.S. Treasury Notes	2.125		02/29/24	51,355	51,204,546
U.S. Treasury Notes(h)	2.125		05/15/25	185,585	183,707,401
U.S. Treasury Notes	2.250		08/15/27	39,950	39,509,926
U.S. Treasury Notes	2.500		05/15/24	97,050	98,850,733
U.S. Treasury Notes	2.750		02/15/24	42,160	43,594,428
U.S. Treasury Strips Coupon(k)	1.881	(s)	05/15/31	13,800	9,649,493
U.S. Treasury Strips Coupon(k)	1.898	(s)	08/15/29	13,800	10,226,621
U.S. Treasury Strips Coupon(k)	1.970	(s)	02/15/32	40,000	27,285,362
U.S. Treasury Strips Coupon(k)	2.100	(s)	11/15/35	27,600	16,679,480
U.S. Treasury Strips Coupon(k)	2.143	(s)	11/15/28	17,440	13,198,831
U.S. Treasury Strips Coupon(k)	2.174	(s)	05/15/29	42,370	31,618,930
U.S. Treasury Strips Coupon(k)	2.618	(s)	11/15/26	42,700	34,283,216
U.S. Treasury Strips Coupon, IO(h)(k)	2.264	(s)	08/15/40	27,600	14,209,627

TOTAL U.S. TREASURY OBLIGATIONS (cost $1,800,321,401)					1,783,524,932

				Shares
PREFERRED STOCKS 0.0%

Banking
Citigroup Capital XIII, 7.750% (Capital Security, fixed to floating preferred)				22,000	598,840
State Street Corp., 5.350%(a)				315,000	8,568,000

TOTAL PREFERRED STOCKS (cost $8,425,000)					9,166,840

See Notes to Financial Statements.

100

Description	Shares	Value
COMMON STOCK 0.0%

Oil, Gas & Consumable Fuels
Frontera Energy Corp. (Colombia)(a) (cost $2,959,836)	73,017	$2,183,077

TOTAL LONG-TERM INVESTMENTS (cost $27,835,771,853)		28,152,808,562

SHORT-TERM INVESTMENTS 5.7%

AFFILIATED MUTUAL FUNDS 5.6%
Prudential Investment Portfolios 2 - Prudential Core Short-Term Bond Fund(w)	32,791,073	305,284,886
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(w)	357,412,094	357,412,094
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $918,350,410; includes $917,024,622 of cash collateral for securities on loan)(b)(w)	918,303,519	918,395,349

TOTAL AFFILIATED MUTUAL FUNDS (cost $1,581,775,494)		1,581,092,329

OPTIONS PURCHASED* 0.1% (cost $46,451,830)		35,847,050

TOTAL SHORT-TERM INVESTMENTS (cost $1,628,227,324)		1,616,939,379

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 104.4% (cost $29,463,999,177)		29,769,747,941

OPTIONS WRITTEN* (0.1)% (premiums received $34,353,141)		(23,137,217)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 104.3% (cost $29,429,646,036)		29,746,610,724
Liabilities in excess of other assets(z) (4.3)%		(1,244,900,041)

NET ASSETS 100.0%		$28,501,710,683

The following abbreviations are used in the annual report:

A—Annual payment frequency for swaps

M—Monthly payment frequency for swaps

Q—Quarterly payment frequency for swaps

S—Semiannual payment frequency for swaps

T—Swap payment upon termination

See Notes to Financial Statements.

Prudential Total Return Bond Fund	101

Schedule of Investments (continued)

as of October 31, 2017

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ABS—Asset-Backed Security

Aces—Alternative Credit Enhancements Securities

AID—Agency for International Development

ARM—Adjustable Rate Mortgage

BABs—Build America Bonds

BBSW—Australian Bank Bill Swap Reference Rate

bps—Basis Points

BROIS—Brazil Overnight Interbank Deposit

CDO—Collateralized Debt Obligation

CDS—Credit Default Swap

CDX—Credit Derivative Index

CLO—Collateralized Loan Obligation

CMBX—Commercial Mortgage Backed Securities Index

EMTN—Euro Medium Term Note

EONIA—Euro Overnight Index Average

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corp.

GMTN—Global Medium Term Note

GO—General Obligation

IO—Interest Only (Principal amount represents notional)

JIBAR—Johannesburg Interbank Agreed Rate

L2—Level 2

L3—Level 3

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

OTC—Over-the-counter

PIK—Payment-in-Kind

PO—Principal Only

PRIBOR—Prague Interbank Offered Rate

REIT(s)—Real Estate Investment Trust(s)

REMICS—Real Estate Mortgage Investment Conduit Security

SONIA—Sterling Overnight Index Average

STRIPS—Separate Trading of Registered Interest and Principal of Securities

TIPS—Treasury Inflation-Protected Securities

TBA—To Be-Announced

USAID—United States Agency for International Development

USOIS—United States Overnight Index Swap

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNH—Chinese Renminbi (offshore)

CZK—Czech Koruna

EUR—Euro

GBP—British Pound

See Notes to Financial Statements.

102

HKD—Hong Kong Dollar

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

PHP—Philippine Peso

PLN—Polish Zloty

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

TRY—Turkish Lira

TWD—New Taiwanese Dollar

USD—United States Dollar

ZAR—South African Rand

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $604,597,407 and 2.1% of net assets.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $896,134,129; cash collateral of $917,024,622 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2017.
(cc)	Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2017. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(d)	Represents issuer in default on interest payments. Non-income producing security. Such securities may be post-maturity.
(f)	Indicates a restricted security; the aggregate original cost of such securities is $47,420,208. The aggregate value of $47,376,106 is 0.2% of net assets.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(p)	Interest rate not available as of October 31, 2017.
(r)	Less than $500 par.
(s)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Short-Term Bond Fund, Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.
(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end, with the exception of options which are included in total investments, net of options written, at market value:

See Notes to Financial Statements.

Prudential Total Return Bond Fund	103

Schedule of Investments (continued)

as of October 31, 2017

Exchange-Traded Options Purchased:

Description	Call/Put	Expiration Date	Strike Price	Contracts	Notional Amount (000)#	Value
10 Year U.S. Treasury Notes Futures	Call	11/24/17	$125.50	32,580	32,580	$8,145,000
10 Year U.S. Treasury Notes Futures	Call	11/24/17	$127.50	32,580	32,580	509,062

						$8,654,062

Exchange-Traded Options Written:

Description	Call/Put	Expiration Date	Strike Price	Contracts	Notional Amount (000)#	Value
10 Year U.S. Treasury Notes Futures	Call	11/24/17	$126.50	65,160	65,160	$(4,072,500)

OTC Options Purchased:

Description	Call/Put	Counterparty	Expiration Date	Strike Price	Contracts	Notional Amount (000)#		Value
Currency Option EUR vs BRL	Call	Citigroup Global Markets	04/04/18	3.40	—	EUR	16,800	$2,621,468
Currency Option EUR vs ZAR	Call	Goldman Sachs & Co.	04/04/18	15.00	—	EUR	7,900	1,165,536
Currency Option USD vs MXN	Call	Citigroup Global Markets	03/23/18	19.25	—		60,600	2,401,215

								$6,188,219

OTC Options Written:

Description	Call/Put	Counterparty	Expiration Date	Strike Price	Contracts	Notional Amount (000)#		Value
Currency Option EUR vs BRL	Call	Citigroup Global Markets	04/04/18	3.80	—	EUR	16,800	$(937,960)
Currency Option EUR vs ZAR	Call	Goldman Sachs & Co.	04/04/18	17.00	—	EUR	7,900	(424,760)
Currency Option USD vs MXN	Call	Citigroup Global Markets	03/23/18	21.25	—		60,600	(638,295)
Currency Option EUR vs BRL	Put	Citigroup Global Markets	04/04/18	3.20	—	EUR	16,800	(3,603)
Currency Option EUR vs ZAR	Put	Goldman Sachs & Co.	04/04/18	14.00	—	EUR	7,900	(13,181)
Currency Option USD vs MXN	Put	Citigroup Global Markets	03/23/18	17.75	—		60,600	(141,713)

								$(2,159,512)

See Notes to Financial Statements.

104

OTC Swaptions Purchased:

Description	Call/Put	Counterparty	Expiration Date	Strike Price	Receive	Pay	Notional Amount (000)#	Value
5 Year x 10 Year Interest Rate Swap, 4/17/2033	Call	JPMorgan Chase	04/12/18	1.80%	1.80%(S)	3 Month LIBOR(Q)	1,034,740	$555,026
5 Year x 10 Year Interest Rate Swap, 10/16/2033	Call	JPMorgan Chase	10/12/18	2.60%	2.60%(S)	3 Month LIBOR(Q)	1,034,740	16,642,025
30- Year Interest Rate Swap, 04/24/2048	Put	Barclays Capital Group	04/20/18	2.75%	3 Month LIBOR(Q)	2.75%(S)	151,560	3,405,137
30- Year Interest Rate Swap, 04/24/2048	Put	Citigroup Global Markets	04/20/18	2.75%	3 Month LIBOR(Q)	2.75%(S)	14,320	321,731
iTraxx.XO.28.V1, 12/20/2022	Put	Citigroup Global Markets	12/20/17	$350.00	iTraxx.XO.28.V1(Q)	5.00%(Q)	100,000	40,425
iTraxx.XO.28.V1, 12/20/2022	Put	Citigroup Global Markets	12/20/17	$350.00	iTraxx.XO.28.V1(Q)	5.00%(Q)	100,000	40,425

								$21,004,769

OTC Swaptions Written:

Description	Call/Put	Counterparty	Expiration Date	Strike Price	Receive	Pay	Notional Amount (000)#	Value
5 Year x 10 Year Interest Rate Swap, 10/16/2033	Call	JPMorgan Chase	10/12/18	2.10%	3 Month LIBOR(Q)	2.10%(S)	1,034,740	$(5,755,703)
5 Year x 10 Year Interest Rate Swap, 10/16/2033	Call	JPMorgan Chase	10/12/18	2.30%	3 Month LIBOR(Q)	2.30%(S)	1,034,740	(8,993,438)
30- Year Interest Rate Swap, 4/24/2048	Put	Barclays Capital Group	04/20/18	3.05%	3.05%(S)	3 Month LIBOR(Q)	151,560	(1,153,678)
30- Year Interest Rate Swap, 4/24/2048	Put	Citigroup Global Markets	04/20/18	3.05%	3.05%(S)	3 Month LIBOR(Q)	14,320	(109,004)
CDX.NA.HY.29.V1, 12/20/2022	Put	Credit Suisse First Boston Corp.	11/15/17	$103.00	5.00%(Q)	CDX.NA.HY.29.V1(Q)	650,000	(168,430)
CDX.NA.HY.29.V1, 12/20/2022	Put	Credit Suisse First Boston Corp.	11/15/17	$104.00	5.00%(Q)	CDX.NA.HY.29.V1(Q)	300,000	(83,337)
CDX.NA.HY.28.V1, 6/20/2022	Put	Goldman Sachs & Co.	12/20/17	$100.00	5.00%(Q)	CDX.NA.HY.28.V1(Q)	100,000	(45,588)
CDX.NA.HY.29.V1, 12/20/2022	Put	Credit Suisse First Boston Corp.	12/20/17	$101.00	5.00%(Q)	CDX.NA.HY.29.V1(Q)	200,000	(147,908)

See Notes to Financial Statements.

Prudential Total Return Bond Fund	105

Schedule of Investments (continued)

as of October 31, 2017

OTC Swaptions Written (continued):

Description	Call/Put	Counterparty	Expiration Date	Strike Price	Receive	Pay	Notional Amount (000)#		Value
CDX.NA.HY.29.V1, 12/20/2022	Put	Goldman Sachs & Co.	12/20/17	$101.00	5.00%(Q)	CDX.NA.HY.29.V1(Q)		250,000	$(184,885)
iTraxx.XO.28.V1, 12/20/2022	Put	Citigroup Global Markets	12/20/17	$375.00	5.00%(Q)	iTraxx.XO.28.V1(Q)	EUR	100,000	(32,308)
iTraxx.XO.28.V1, 12/20/2022	Put	Citigroup Global Markets	12/20/17	$375.00	5.00%(Q)	iTraxx.XO.28.V1(Q)	EUR	100,000	(32,308)
iTraxx.XO.28.V1, 12/20/2022	Put	Citigroup Global Markets	12/20/17	$400.00	5.00%(Q)	iTraxx.XO.28.V1(Q)	EUR	100,000	(28,051)
iTraxx.XO.28.V1, 12/20/2022	Put	Citigroup Global Markets	12/20/17	$400.00	5.00%(Q)	iTraxx.XO.28.V1(Q)	EUR	100,000	(28,051)
iTraxx.XO.28.V1, 12/20/2022	Put	Goldman Sachs & Co.	01/17/18	$450.00	5.00%(Q)	iTraxx.XO.28.V1(Q)	EUR	379,000	(142,516)

									$(16,905,205)

Futures contracts outstanding at October 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Long Positions:
69,302	5 Year U.S. Treasury Notes	Dec. 2017	$8,187,639,514	$8,121,328,125	$(66,311,389)
3,896	10 Year Euro-Bund	Dec. 2017	734,557,134	738,600,783	4,043,649
1,982	10 Year U.K. Gilt	Dec. 2017	326,009,985	327,284,157	1,274,172
14,740	10 Year U.S. Treasury Notes	Dec. 2017	1,837,761,191	1,841,578,750	3,817,559
6,700	10 Year U.S. Ultra Treasury Notes	Dec. 2017	908,319,593	897,276,563	(11,043,030)
21,155	30 Year U.S. Ultra Treasury Bonds	Dec. 2017	3,538,112,848	3,485,947,344	(52,165,504)

					(120,384,543)

	Short Positions:
31,277	2 Year U.S. Treasury Notes	Dec. 2017	6,758,270,857	6,735,795,173	22,475,684
358	10 Year Japanese Bonds	Dec. 2017	475,054,721	473,754,540	1,300,181
4,058	20 Year U.S. Treasury Bonds	Dec. 2017	631,934,117	618,718,188	13,215,929
1,444	30 Year Euro-Buxl	Dec. 2017	279,899,402	279,420,931	478,471
484	30 Year U.S. Ultra Treasury Bonds	Mar. 2018	79,176,124	79,300,375	(124,251)

					37,346,014

					$(83,038,529)

Securities with a combined market value of $149,356,457 have been segregated with JPMorgan Chase to cover requirements for open futures contracts at October 31, 2017.

See Notes to Financial Statements.

106

Forward foreign currency exchange contracts outstanding at October 31, 2017:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/12/18	Barclays Capital Group	AUD	16,741	$13,190,000	$12,804,305	$(385,695)
Expiring 01/12/18	Barclays Capital Group	AUD	15,569	12,162,450	11,908,065	(254,385)
Expiring 01/12/18	Barclays Capital Group	AUD	15,400	12,120,200	11,778,494	(341,706)
Expiring 01/12/18	Citigroup Global Markets	AUD	15,559	12,162,450	11,900,357	(262,093)
Expiring 01/12/18	Citigroup Global Markets	AUD	3,894	3,029,752	2,978,125	(51,627)
Expiring 01/12/18	JPMorgan Chase	AUD	16,182	12,713,002	12,376,757	(336,245)
Expiring 01/12/18	UBS AG	AUD	16,141	12,713,005	12,345,395	(367,610)
Expiring 01/12/18	UBS AG	AUD	15,379	12,120,200	11,762,428	(357,772)
Brazilian Real,
Expiring 11/03/17	Citigroup Global Markets	BRL	58,128	18,149,074	17,761,789	(387,285)
Expiring 11/03/17	Citigroup Global Markets	BRL	43,018	13,471,875	13,144,879	(326,996)
Expiring 11/03/17	UBS AG	BRL	50,840	16,385,555	15,534,968	(850,587)
Expiring 11/03/17	UBS AG	BRL	36,933	11,493,681	11,285,293	(208,388)
Expiring 02/02/18	Citigroup Global Markets	BRL	50,874	15,334,095	15,363,890	29,795
British Pound,
Expiring 01/26/18	Citigroup Global Markets	GBP	14,938	19,765,900	19,897,054	131,154
Canadian Dollar,
Expiring 01/12/18	Barclays Capital Group	CAD	15,835	12,679,922	12,284,197	(395,725)
Expiring 01/12/18	Barclays Capital Group	CAD	15,810	12,679,922	12,264,524	(415,398)
Expiring 01/12/18	Citigroup Global Markets	CAD	20,706	16,586,223	16,062,501	(523,722)
Expiring 01/12/18	UBS AG	CAD	13,004	10,354,044	10,087,533	(266,511)
Czech Koruna,
Expiring 01/08/18	UBS AG	CZK	334,164	15,306,498	15,240,868	(65,630)
Expiring 01/08/18	UBS AG	CZK	334,164	15,301,943	15,240,868	(61,075)
Euro,
Expiring 01/26/18	Hong Kong & Shanghai Bank	EUR	11,817	14,026,500	13,837,215	(189,285)
Hungarian Forint,
Expiring 01/24/18	Goldman Sachs & Co.	HUF	16,847,703	64,684,416	63,311,377	(1,373,039)
Indian Rupee,
Expiring 11/03/17	Citigroup Global Markets	INR	2,983,867	46,444,038	46,048,997	(395,041)
Expiring 11/03/17	UBS AG	INR	1,989,245	30,745,667	30,699,332	(46,335)
Expiring 01/30/18	Bank of America	INR	1,837,695	28,032,873	28,050,242	17,369
Expiring 01/30/18	Citigroup Global Markets	INR	1,297,722	19,751,929	19,808,185	56,256
Expiring 01/30/18	Morgan Stanley	INR	1,837,695	27,930,618	28,050,242	119,624
Indonesian Rupiah,
Expiring 11/16/17	Citigroup Global Markets	IDR	1,150,973,424	85,250,976	84,749,626	(501,350)
Expiring 11/16/17	Citigroup Global Markets	IDR	161,836,007	12,265,879	11,916,471	(349,408)
Expiring 02/12/18	Morgan Stanley	IDR	433,722,379	31,697,669	31,658,264	(39,405)

See Notes to Financial Statements.

Prudential Total Return Bond Fund	107

Schedule of Investments (continued)

as of October 31, 2017

Forward foreign currency exchange contracts outstanding at October 31, 2017 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Japanese Yen,
Expiring 01/26/18	UBS AG	JPY	3,368,696	$29,698,063	$29,764,169	$66,106
Mexican Peso,
Expiring 11/10/17	Citigroup Global Markets	MXN	1,096,472	60,463,340	57,087,756	(3,375,584)
Expiring 03/27/18	Citigroup Global Markets	MXN	493,558	24,810,000	25,106,594	296,594
New Taiwanese Dollar,
Expiring 11/08/17	Citigroup Global Markets	TWD	993,213	33,419,000	32,944,101	(474,899)
New Zealand Dollar,
Expiring 01/12/18	Barclays Capital Group	NZD	39,923	28,250,887	27,284,590	(966,297)
Expiring 01/12/18	Barclays Capital Group	NZD	11,870	8,504,350	8,112,239	(392,111)
Expiring 01/12/18	UBS AG	NZD	36,551	25,413,123	24,979,781	(433,342)
Expiring 01/12/18	UBS AG	NZD	12,335	8,422,800	8,430,339	7,539
Expiring 01/12/18	UBS AG	NZD	11,838	8,504,350	8,090,220	(414,130)
Norwegian Krone,
Expiring 01/24/18	Citigroup Global Markets	NOK	210,983	26,559,858	25,889,325	(670,533)
Philippine Peso,
Expiring 12/15/17	UBS AG	PHP	628,803	12,356,130	12,145,050	(211,080)
Polish Zloty,
Expiring 01/24/18	Morgan Stanley	PLN	212,054	58,995,719	58,290,414	(705,305)
Russian Ruble,
Expiring 11/17/17	Citigroup Global Markets	RUB	595,276	9,845,780	10,149,887	304,107
Expiring 11/17/17	Citigroup Global Markets	RUB	594,754	9,845,779	10,140,988	295,209
Expiring 11/17/17	Citigroup Global Markets	RUB	560,122	9,272,782	9,550,495	277,713
Expiring 01/12/18	JPMorgan Chase	RUB	4,226,614	71,756,106	71,354,387	(401,719)
Singapore Dollar,
Expiring 11/13/17	UBS AG	SGD	49,774	36,852,850	36,519,058	(333,792)
Expiring 11/13/17	UBS AG	SGD	49,507	36,855,650	36,322,949	(532,701)
Expiring 11/13/17	UBS AG	SGD	49,501	36,855,650	36,318,352	(537,298)
South African Rand,
Expiring 12/15/17	Citigroup Global Markets	ZAR	600,015	43,511,600	42,100,976	(1,410,624)
South Korean Won,
Expiring 11/17/17	JPMorgan Chase	KRW	20,185,745	17,903,100	18,018,725	115,625
Swedish Krona,
Expiring 01/24/18	Citigroup Global Markets	SEK	248,024	29,718,753	29,791,547	72,794
Expiring 01/24/18	JPMorgan Chase	SEK	276,952	34,160,616	33,266,207	(894,409)
Turkish Lira,
Expiring 12/15/17	Hong Kong & Shanghai Bank	TRY	177,138	49,903,656	46,071,945	(3,831,711)

				$1,340,430,298	$1,317,882,335	$(22,547,963)

See Notes to Financial Statements.

108

Forward foreign currency exchange contracts outstanding at October 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/12/18	Barclays Capital Group	AUD	9,330	$7,293,900	$7,136,319	$157,581
Expiring 01/12/18	Barclays Capital Group	AUD	9,323	7,293,900	7,130,846	163,054
Expiring 01/12/18	Citigroup Global Markets	AUD	18,217	14,026,500	13,933,011	93,489
Expiring 01/12/18	Citigroup Global Markets	AUD	16,026	12,424,851	12,257,411	167,440
Expiring 01/12/18	Citigroup Global Markets	AUD	16,020	12,424,852	12,252,845	172,007
Expiring 01/12/18	Citigroup Global Markets	AUD	15,521	12,055,750	11,871,083	184,667
Expiring 01/12/18	Citigroup Global Markets	AUD	14,583	11,221,200	11,153,724	67,476
Expiring 01/12/18	UBS AG	AUD	31,884	24,855,385	24,386,309	469,076
Expiring 01/12/18	UBS AG	AUD	18,215	14,026,500	13,932,034	94,466
Brazilian Real,
Expiring 11/03/17	Barclays Capital Group	BRL	69,438	21,368,935	21,217,873	151,062
Expiring 11/03/17	Citigroup Global Markets	BRL	68,607	21,348,389	20,963,807	384,582
Expiring 11/03/17	Citigroup Global Markets	BRL	50,874	15,510,344	15,545,249	(34,905)
British Pound,
Expiring 01/26/18	Citigroup Global Markets	GBP	23,030	30,603,131	30,674,401	(71,270)
Expiring 01/26/18	UBS AG	GBP	80,261	106,004,670	106,902,598	(897,928)
Expiring 01/26/18	UBS AG	GBP	23,030	30,609,005	30,674,402	(65,397)
Canadian Dollar,
Expiring 01/12/18	Barclays Capital Group	CAD	16,477	13,190,000	12,782,040	407,960
Expiring 01/12/18	Citigroup Global Markets	CAD	8,357	6,668,700	6,483,133	185,567
Expiring 01/12/18	Hong Kong & Shanghai Bank	CAD	8,354	6,668,700	6,480,443	188,257
Expiring 01/12/18	JPMorgan Chase	CAD	16,202	12,862,850	12,568,343	294,507
Expiring 01/12/18	JPMorgan Chase	CAD	16,146	12,862,850	12,525,117	337,733
Expiring 01/12/18	UBS AG	CAD	38,066	29,698,062	29,529,471	168,591
Expiring 01/12/18	UBS AG	CAD	10,855	8,422,800	8,420,415	2,385
Chinese Renminbi,
Expiring 01/26/18	Citigroup Global Markets	CNH	151,815	22,715,504	22,752,434	(36,930)
Euro,
Expiring 01/26/18	Citigroup Global Markets	EUR	354,801	421,102,851	415,470,317	5,632,534
Expiring 01/26/18	Citigroup Global Markets	EUR	25,515	29,718,753	29,877,526	(158,773)
Expiring 01/26/18	Citigroup Global Markets	EUR	18,730	21,839,515	21,932,733	(93,218)
Expiring 01/26/18	Citigroup Global Markets	EUR	18,415	21,439,038	21,564,351	(125,313)
Expiring 01/26/18	Citigroup Global Markets	EUR	18,415	21,488,847	21,564,347	(75,500)
Expiring 01/26/18	UBS AG	EUR	354,801	421,207,873	415,470,317	5,737,556
Expiring 04/06/18	Citigroup Global Markets	EUR	25,353	30,315,602	29,814,827	500,775
Indian Rupee,
Expiring 11/03/17	Bank of America	INR	1,837,695	28,311,431	28,372,078	(60,647)
Expiring 11/03/17	Citigroup Global Markets	INR	1,297,722	19,946,535	20,027,293	(80,758)
Expiring 11/03/17	Morgan Stanley	INR	1,837,695	28,211,467	28,360,518	(149,051)

See Notes to Financial Statements.

Prudential Total Return Bond Fund	109

Schedule of Investments (continued)

as of October 31, 2017

Forward foreign currency exchange contracts outstanding at October 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Israeli Shekel,
Expiring 01/24/18	Citigroup Global Markets	ILS	95,694	$27,345,052	$27,259,179	$85,873
Expiring 01/24/18	Citigroup Global Markets	ILS	74,656	21,368,935	21,266,377	102,558
Japanese Yen,
Expiring 01/26/18	Barclays Capital Group	JPY	3,397,908	30,017,117	30,022,271	(5,154)
Expiring 01/26/18	Citigroup Global Markets	JPY	7,669,824	67,664,963	67,766,856	(101,893)
Expiring 01/26/18	Citigroup Global Markets	JPY	1,918,435	16,956,503	16,950,365	6,138
Mexican Peso,
Expiring 11/10/17	Citigroup Global Markets	MXN	177,666	9,883,322	9,250,144	633,178
New Taiwanese Dollar,
Expiring 11/08/17	Citigroup Global Markets	TWD	1,672,152	55,405,976	55,464,008	(58,032)
Expiring 11/08/17	Citigroup Global Markets	TWD	356,050	11,762,459	11,809,893	(47,434)
Expiring 11/08/17	UBS AG	TWD	161,079	5,361,600	5,342,852	18,748
New Zealand Dollar,
Expiring 01/12/18	Citigroup Global Markets	NZD	23,500	16,586,222	16,060,325	525,897
Expiring 01/12/18	JPMorgan Chase	NZD	33,565	23,067,927	22,939,076	128,851
Expiring 01/12/18	JPMorgan Chase	NZD	24,209	16,950,672	16,545,314	405,358
Expiring 01/12/18	JPMorgan Chase	NZD	24,162	16,950,671	16,513,214	437,457
Norwegian Krone,
Expiring 01/24/18	Bank of America	NOK	55,288	6,949,650	6,784,348	165,302
Expiring 01/24/18	Barclays Capital Group	NOK	50,484	6,356,500	6,194,822	161,678
Expiring 01/24/18	UBS AG	NOK	55,346	6,949,650	6,791,392	158,258
Expiring 01/24/18	UBS AG	NOK	50,368	6,356,504	6,180,574	175,930
Philippine Peso,
Expiring 12/15/17	Citigroup Global Markets	PHP	65,584	1,277,942	1,266,725	11,217
Polish Zloty,
Expiring 01/24/18	Citigroup Global Markets	PLN	78,208	21,383,973	21,498,058	(114,085)
Russian Ruble,
Expiring 01/12/18	Barclays Capital Group	RUB	1,982,225	33,817,707	33,464,244	353,463
Expiring 01/12/18	Barclays Capital Group	RUB	1,008,419	17,036,975	17,024,286	12,689
Expiring 01/12/18	Barclays Capital Group	RUB	1,003,972	17,036,975	16,949,217	87,758
Singapore Dollar,
Expiring 11/13/17	Citigroup Global Markets	SGD	49,949	36,852,850	36,647,492	205,358
Expiring 11/13/17	Morgan Stanley	SGD	121,545	89,282,882	89,176,436	106,446
Expiring 11/13/17	UBS AG	SGD	32,592	24,013,650	23,912,378	101,272
Expiring 11/13/17	UBS AG	SGD	27,334	20,144,388	20,054,527	89,861
Expiring 11/13/17	UBS AG	SGD	17,663	12,926,950	12,959,358	(32,408)
South African Rand,
Expiring 12/15/17	UBS AG	ZAR	595,714	44,372,802	41,799,145	2,573,657
Expiring 12/15/17	UBS AG	ZAR	595,714	44,372,802	41,799,145	2,573,657

See Notes to Financial Statements.

110

Forward foreign currency exchange contracts outstanding at October 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
South Korean Won,
Expiring 11/17/17	Citigroup Global Markets	KRW	20,234,759	$17,773,955	$18,062,477	$(288,522)
Swedish Krona,
Expiring 01/24/18	Barclays Capital Group	SEK	51,565	6,356,501	6,193,691	162,810
Expiring 01/24/18	Hong Kong & Shanghai Bank	SEK	87,390	10,750,600	10,496,921	253,679
Expiring 01/24/18	UBS AG	SEK	87,184	10,750,600	10,472,090	278,510
Expiring 01/24/18	UBS AG	SEK	51,432	6,356,503	6,177,753	178,750
Swiss Franc,
Expiring 01/26/18	Bank of America	CHF	51,665	52,472,920	52,113,769	359,151
Expiring 01/26/18	Citigroup Global Markets	CHF	19,587	19,765,900	19,756,776	9,124
Expiring 01/26/18	JPMorgan Chase	CHF	51,665	52,476,384	52,113,768	362,616
Expiring 01/26/18	UBS AG	CHF	103,331	104,795,237	104,227,537	567,700
Turkish Lira,
Expiring 12/15/17	UBS AG	TRY	80,519	21,348,389	20,942,255	406,134

				$2,509,039,298	$2,484,276,673	24,762,625

						$2,214,662

Cross currency exchange contracts outstanding at October 31, 2017:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation (Depreciation)	Counterparty
OTC cross currency exchange contracts:
01/12/18	Buy	EUR	9,171	CAD	13,815	$13,604	Barclays Capital Group
01/12/18	Buy	EUR	18,423	AUD	28,130	39,970	Citigroup Global Markets
01/12/18	Buy	EUR	18,423	NZD	31,504	24,515	Citigroup Global Markets
01/12/18	Buy	EUR	9,171	CAD	13,822	8,268	Barclays Capital Group
01/26/18	Buy	CHF	42,312	EUR	36,593	(170,420)	UBS AG
01/26/18	Buy	EUR	14,707	CHF	17,051	23,278	Barclays Capital Group
01/26/18	Buy	EUR	9,707	JPY	1,281,023	48,108	Citigroup Global Markets
01/26/18	Buy	JPY	3,378,803	EUR	25,418	89,452	Barclays Capital Group
01/26/18	Buy	JPY	3,920,391	EUR	29,719	(161,825)	Citigroup Global Markets
04/06/18	Buy	BRL	25,257	EUR	6,955	(606,430)	Citigroup Global Markets
04/06/18	Buy	ZAR	54,366	EUR	3,416	(270,952)	Goldman Sachs & Co.

						$(962,432)

See Notes to Financial Statements.

Prudential Total Return Bond Fund	111

Schedule of Investments (continued)

as of October 31, 2017

Credit default swap agreements outstanding at October 31, 2017:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2017(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC (packaged) credit default swaps on corporate and/or sovereign issues-Buy Protection(1)*:
Federation of Malaysia	12/20/21	1.000%(Q)	4,000	0.494%	$(85,216)	$6,333	$(91,549)	Deutsche Bank AG
Federation of Russia	12/20/21	1.000%(Q)	11,000	0.999%	(13,394)	17,417	(30,811)	Deutsche Bank AG
People’s Republic of China	12/20/21	1.000%(Q)	9,000	0.401%	(225,544)	14,250	(239,794)	Deutsche Bank AG
Republic of Argentina	12/20/21	1.000%(Q)	3,000	1.951%	107,211	4,667	102,544	Deutsche Bank AG
Republic of Brazil	12/20/21	1.000%(Q)	15,000	1.312%	166,429	23,750	142,679	Deutsche Bank AG
Republic of Chile	12/20/21	1.000%(Q)	3,000	0.372%	(78,881)	4,750	(83,631)	Deutsche Bank AG
Republic of Colombia	12/20/21	1.000%(Q)	3,000	0.824%	(24,403)	4,750	(29,153)	Deutsche Bank AG
Republic of Indonesia	12/20/21	1.000%(Q)	4,000	0.738%	(46,113)	6,334	(52,447)	Deutsche Bank AG
Republic of Mexico	12/20/21	1.000%(Q)	11,000	0.814%	(93,994)	17,417	(111,411)	Deutsche Bank AG
Republic of Panama	12/20/21	1.000%(Q)	3,000	0.527%	(60,141)	4,750	(64,891)	Deutsche Bank AG
Republic of Peru	12/20/21	1.000%(Q)	3,000	0.480%	(65,831)	4,750	(70,581)	Deutsche Bank AG
Republic of Philippines	12/20/21	1.000%(Q)	3,000	0.482%	(65,294)	4,749	(70,043)	Deutsche Bank AG
Republic of South Africa	12/20/21	1.000%(Q)	10,000	1.483%	177,178	15,833	161,345	Deutsche Bank AG
Republic of Turkey	12/20/21	1.000%(Q)	15,000	1.487%	267,829	23,750	244,079	Deutsche Bank AG
Republic of Venezuela	12/20/21	1.000%(Q)	3,000	64.348%	2,040,023	4,750	2,035,273	Deutsche Bank AG

					$1,999,859	$158,250	$1,841,609

OTC credit default swaps on credit indices—Sell Protection(2)*:
CDX.EM.26.V1	12/20/21	1.000%(Q)	100,000	N/A	$(1,900,426)	$(308,333)	$(1,592,093)	Deutsche Bank AG

*	The Fund entered into multiple credit default swap agreements in a packaged trade consisting of two parts. The fund sold protection on an Emerging Market CDX Index and bought protection on the countries which comprise the index. The up-front premium is attached to the index of the trade. Each swap is priced individually. If the packaged deal is closed out early, all of the component swaps terminate.

See Notes to Financial Statements.

112

Credit default swap agreements outstanding at October 31, 2017 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2)^:
Ameriquest Home Equity	11/30/17	1.500%(M)	6,340	$8,180	$—	$8,180	Goldman Sachs & Co.
Banc of America Commercial Mortgage Trust	11/29/17	1.500%(M)	777	1,034	—	1,034	Goldman Sachs & Co.
Bank of America Prime Mortgage	11/30/17	1.500%(M)	21,397	27,610	—	27,610	Goldman Sachs & Co.
Battalion CLO Ltd.	11/06/17	1.000%(M)	2,066	2,273	—	2,273	Goldman Sachs & Co.
Bear Stearns Asset Backed Securities Trust	11/30/17	1.500%(M)	12,196	15,737	—	15,737	Goldman Sachs & Co.
CBASS Home Equity	11/30/17	1.500%(M)	10,522	1,754	—	1,754	Goldman Sachs & Co.
Chase Mortgage	11/30/17	1.500%(M)	4,667	6,022	—	6,022	Goldman Sachs & Co.
Chase Mortgage	11/30/17	1.500%(M)	15,542	20,054	—	20,054	Goldman Sachs & Co.
Chase Mortgage	11/30/17	1.500%(M)	2,994	499	—	499	Goldman Sachs & Co.
Chase Mortgage	11/30/17	1.500%(M)	10,522	1,754	—	1,754	Goldman Sachs & Co.
Chase Mortgage	11/30/17	1.500%(M)	13,032	16,816	—	16,816	Goldman Sachs & Co.
COMM Mortgage Trust	11/29/17	1.500%(M)	5,523	7,356	—	7,356	Goldman Sachs & Co.
COMM Mortgage Trust	11/29/17	1.500%(M)	990	1,318	—	1,318	Goldman Sachs & Co.
COMM Mortgage Trust	11/29/17	1.500%(M)	1,030	1,371	—	1,371	Goldman Sachs & Co.
COMM Mortgage Trust	11/29/17	1.500%(M)	5,068	6,750	—	6,750	Goldman Sachs & Co.
COMM Mortgage Trust	11/29/17	1.500%(M)	933	1,242	—	1,242	Goldman Sachs & Co.
COMM Mortgage Trust	11/29/17	1.500%(M)	806	1,073	—	1,073	Goldman Sachs & Co.
COMM Mortgage Trust	11/29/17	1.500%(M)	1,340	1,784	—	1,784	Goldman Sachs & Co.
Commercial Mortgage Pass Through Certificate	11/29/17	1.500%(M)	1,340	1,784	—	1,784	Goldman Sachs & Co.
Connecticut Avenue Securities	11/30/17	1.500%(M)	5,503	7,101	—	7,101	Goldman Sachs & Co.
Connecticut Avenue Securities	11/30/17	1.500%(M)	8,850	11,419	—	11,419	Goldman Sachs & Co.
Countrywide Home Equity	11/30/17	1.500%(M)	23,071	3,845	—	3,845	Goldman Sachs & Co.
Equity One Home Equity	11/30/17	1.500%(M)	18,888	24,372	—	24,372	Goldman Sachs & Co.
Ellington CLO Ltd.	11/06/17	1.000%(M)	1,984	2,182	—	2,182	Goldman Sachs & Co.
Federal Home Loan Mortgage Corp.	11/29/17	1.500%(M)	1,705	2,271	—	2,271	Goldman Sachs & Co.
Federal Home Loan Mortgage Corp.	11/29/17	1.500%(M)	3,854	5,133	—	5,133	Goldman Sachs & Co.
Federal Home Loan Mortgage Corp.	11/29/17	1.500%(M)	3,369	4,487	—	4,487	Goldman Sachs & Co.
Federal Home Loan Mortgage Corp.	11/29/17	1.500%(M)	1,671	2,225	—	2,225	Goldman Sachs & Co.

See Notes to Financial Statements.

Prudential Total Return Bond Fund	113

Schedule of Investments (continued)

as of October 31, 2017

Credit default swap agreements outstanding at October 31, 2017 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2)^ (cont’d.):
Flatiron CLO Ltd.	11/06/17	1.000%(M)	4,964	$5,460	$—	$5,460	Goldman Sachs & Co.
Flatiron CLO Ltd.	11/06/17	1.000%(M)	3,863	4,249	—	4,249	Goldman Sachs & Co.
GS Mortgage Securities Trust	11/29/17	1.500%(M)	5,733	7,636	—	7,636	Goldman Sachs & Co.
GS Mortgage Securities Trust	11/29/17	1.500%(M)	2,295	3,056	—	3,056	Goldman Sachs & Co.
GS Mortgage Securities Trust	11/29/17	1.500%(M)	1,109	1,477	—	1,477	Goldman Sachs & Co.
GS Mortgage Securities Trust	11/29/17	1.500%(M)	1,018	1,355	—	1,355	Goldman Sachs & Co.
GS Mortgage Securities Trust	11/29/17	1.500%(M)	1,305	1,738	—	1,738	Goldman Sachs & Co.
GS Mortgage Securities Trust	11/29/17	1.500%(M)	4,786	6,375	—	6,375	Goldman Sachs & Co.
GS Mortgage Securities Trust	11/29/17	1.500%(M)	4,680	6,233	—	6,233	Goldman Sachs & Co.
GSAMP Home Equity	11/30/17	1.500%(M)	4,667	6,022	—	6,022	Goldman Sachs & Co.
GSO	11/06/17	1.000%(M)	2,501	2,361	—	2,361	Goldman Sachs & Co.
Guggenheim Investment Partners	11/06/17	1.000%(M)	7,907	7,466	—	7,466	Goldman Sachs & Co.
Harbourview CLO	11/06/17	1.000%(M)	2,901	2,739	—	2,739	Goldman Sachs & Co.
IndyMac Subprime Mortgage	11/30/17	1.500%(M)	3,831	4,943	—	4,943	Goldman Sachs & Co.
JPMBB Commercial Mortgage Securities Trust	11/29/17	1.500%(M)	2,841	3,784	—	3,784	Goldman Sachs & Co.
JPMBB Commercial Mortgage Securities Trust	11/29/17	1.500%(M)	822	1,095	—	1,095	Goldman Sachs & Co.
Lehman Home Equity	11/30/17	1.500%(M)	12,196	15,737	—	15,737	Goldman Sachs & Co.
Lehman Home Equity	11/30/17	1.500%(M)	10,522	13,577	—	13,577	Goldman Sachs & Co.
LNR CDO Ltd.	11/10/17	1.500%(M)	23,744	31,647	—	31,647	Goldman Sachs & Co.
Longfellow Place CLO Ltd.	11/06/17	1.000%(M)	4,185	3,952	—	3,952	Goldman Sachs & Co.
Morgan Stanley BAML Trust	11/29/17	1.500%(M)	6,892	9,180	—	9,180	Goldman Sachs & Co.
Morgan Stanley BAML Trust	11/29/17	1.500%(M)	1,010	1,345	—	1,345	Goldman Sachs & Co.
Morgan Stanley BAML Trust	11/29/17	1.500%(M)	1,221	1,626	—	1,626	Goldman Sachs & Co.
Morgan Stanley BAML Trust	11/29/17	1.500%(M)	1,354	1,803	—	1,803	Goldman Sachs & Co.

See Notes to Financial Statements.

114

Credit default swap agreements outstanding at October 31, 2017 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2)^ (cont’d.):
Morgan Stanley BAML Trust	11/29/17	1.500%(M)	1,030	$1,371	$—	$1,371	Goldman Sachs & Co.
Morgan Stanley Home Equity	11/30/17	1.500%(M)	3,831	4,943	—	4,943	Goldman Sachs & Co.
Morgan Stanley Home Equity	11/30/17	1.500%(M)	2,994	3,863	—	3,863	Goldman Sachs & Co.
New Century Home Equity	11/30/17	1.500%(M)	8,014	10,340	—	10,340	Goldman Sachs & Co.
New Century Home Equity	11/30/17	1.500%(M)	5,503	7,101	—	7,101	Goldman Sachs & Co.
New Century Home Equity	11/30/17	1.500%(M)	6,340	8,180	—	8,180	Goldman Sachs & Co.
North End CLO Ltd.	11/06/17	1.000%(M)	3,851	3,637	—	3,637	Goldman Sachs & Co.
Onex	11/06/17	1.000%(M)	4,171	3,128	—	3,128	Goldman Sachs & Co.
Option One Home Equity	11/30/17	1.500%(M)	6,340	8,180	—	8,180	Goldman Sachs & Co.
Option One Home Equity	11/30/17	1.500%(M)	5,503	7,101	—	7,101	Goldman Sachs & Co.
Option One Home Equity	11/30/17	1.500%(M)	2,994	3,863	—	3,863	Goldman Sachs & Co.
Option One Home Equity	11/30/17	1.500%(M)	4,667	778	—	778	Goldman Sachs & Co.
Pinebridge	11/06/17	1.000%(M)	2,068	1,952	—	1,952	Goldman Sachs & Co.
Sankaty	11/06/17	1.000%(M)	7,000	6,613	—	6,613	Goldman Sachs & Co.
Shenkman Capital	11/06/17	1.000%(M)	2,692	2,539	—	2,539	Goldman Sachs & Co.
Soundview Home Equity Loan Trust	11/30/17	1.500%(M)	14,705	18,975	—	18,975	Goldman Sachs & Co.
Staniford Street CLO Ltd.	11/06/17	1.000%(M)	2,242	2,117	—	2,117	Goldman Sachs & Co.
Structured Agency Credit Risk	11/30/17	1.500%(M)	8,014	10,340	—	10,340	Goldman Sachs & Co.
Structured Agency Credit Risk	11/30/17	1.500%(M)	11,359	14,658	—	14,658	Goldman Sachs & Co.
Venture CDO Ltd.	11/06/17	1.000%(M)	3,582	3,382	—	3,382	Goldman Sachs & Co.
Venture CDO Ltd.	11/06/17	1.000%(M)	3,235	3,417	—	3,417	Goldman Sachs & Co.
WF-RBS Commercial Mortgage Trust	11/29/17	1.500%(M)	660	879	—	879	Goldman Sachs & Co.
WF-RBS Commercial Mortgage Trust	11/29/17	1.500%(M)	996	1,326	—	1,326	Goldman Sachs & Co.
Wood Street CLO BV	11/06/17	1.000%(M)	2,966	2,800	—	2,800	Goldman Sachs & Co.
Z Capital Credit Partners CLO	11/06/17	1.000%(M)	3,458	3,268	—	3,268	Goldman Sachs & Co.

				$467,053	$—	$467,053

See Notes to Financial Statements.

Prudential Total Return Bond Fund	115

Schedule of Investments (continued)

as of October 31, 2017

Credit default swap agreements outstanding at October 31, 2017 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2017(5)	Value at Trade Date	Value at October 31, 2017(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on corporate and/or sovereign issues—Sell Protection(2):
American International Group, Inc.	12/20/20	1.000	%(Q)	25,530	0.250%	$369,163	$616,515	$247,352
Anadarko Petroleum Corp.	06/20/21	1.000	%(Q)	23,015	0.633%	(1,735,106)	321,650	2,056,756
AT&T, Inc.	06/20/21	1.000	%(Q)	53,920	0.396%	388,605	1,208,060	819,455
Barrick Gold Corp.	06/20/21	1.000	%(Q)	20,265	0.348%	(526,871)	488,562	1,015,433
CIT Group, Inc.	06/20/18	5.000	%(Q)	63,175	0.085%	4,038,057	2,354,553	(1,683,504)
Devon Energy Corp.	06/20/20	1.000	%(Q)	5,785	0.263%	(477,430)	117,156	594,586
Eastman Chemical Co.	06/20/21	1.000	%(Q)	34,085	0.259%	327,901	931,600	603,699
Ford Motor Co.	06/20/21	5.000	%(Q)	84,000	0.384%	14,612,255	14,127,652	(484,603)
General Motors Co.	06/20/19	5.000	%(Q)	25,315	0.113%	2,849,717	2,161,935	(687,782)

						$19,846,291	$22,327,683	$2,481,392

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2017(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign Issues—Buy Protection(1):
Republic of Argentina	06/20/18	5.000%(Q)	6,650	0.568%	$(226,896)	$(285,192)	$58,296	BNP Paribas
Republic of Italy	12/20/21	1.000%(Q)	50,000	0.682%	(687,455)	1,084,473	(1,771,928)	Hong Kong & Shanghai Bank
United Mexican States	12/20/17	1.000%(Q)	25,000	0.210%	(56,493)	(115,642)	59,149	Citigroup Global Markets

					$(970,844)	$683,639	$(1,654,483)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2017(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign Issues—Sell Protection(2):
Hellenic Republic	03/20/19	1.000%(Q)	8,000	3.282%	$(235,017)	$(250,000)	$14,983	Citigroup Global Markets
Hellenic Republic	06/20/22	1.000%(Q)	5,580	4.638%	(787,652)	(990,451)	202,799	Goldman Sachs & Co.

See Notes to Financial Statements.

116

Credit default swap agreements outstanding at October 31, 2017 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2017(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign Issues—Sell Protection(2) (cont’d.):
Hellenic Republic	06/20/22	1.000%(Q)	2,470	4.638%	$(348,656)	$(426,350)	$77,694	Citigroup Global Markets
Hellenic Republic	06/20/24	1.000%(Q)	20,000	4.716%	(3,772,237)	(4,525,001)	752,764	Citigroup Global Markets
Hellenic Republic	06/20/24	1.000%(Q)	13,130	4.716%	(2,476,473)	(2,839,362)	362,889	Barclays Capital Group
Husky Energy, Inc.	06/20/20	1.000%(Q)	13,690	0.699%	122,154	(563,759)	685,913	Morgan Stanley
Kingdom of Saudi Arabia	12/20/21	1.000%(Q)	3,700	0.622%	59,972	(70,319)	130,291	Barclays Capital Group
People’s Republic of China	03/20/22	1.000%(Q)	20,000	0.436%	498,561	(315,815)	814,376	Deutsche Bank AG
Petroleo Brasileiro SA	06/20/18	1.000%(Q)	29,510	0.420%	143,671	(2,262,671)	2,406,342	Morgan Stanley
Petroleos Mexicanos	12/20/18	1.000%(Q)	10,780	0.464%	78,211	5,701	72,510	Citigroup Global Markets
Petroleos Mexicanos	12/20/23	1.000%(Q)	12,000	2.075%	(698,535)	(1,063,674)	365,139	Barclays Capital Group
Republic of Brazil	12/20/17	1.000%(Q)	50,000	0.384%	100,929	72,025	28,904	Hong Kong & Shanghai Bank
Republic of Bulgaria	06/20/20	1.000%(Q)	5,000	0.448%	77,422	60,401	17,021	Citigroup Global Markets
Republic of Colombia	12/20/26	1.000%(Q)	22,275	1.929%	(1,578,473)	(2,031,231)	452,758	Citigroup Global Markets
Republic of Hungary	06/20/20	1.000%(Q)	50,000	0.401%	834,714	776,955	57,759	Citigroup Global Markets
Republic of Indonesia	12/20/21	1.000%(Q)	49,750	0.738%	573,535	(1,167,236)	1,740,771	Citigroup Global Markets

See Notes to Financial Statements.

Prudential Total Return Bond Fund	117

Schedule of Investments (continued)

as of October 31, 2017

Credit default swap agreements outstanding at October 31, 2017 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2017(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign Issues—Sell Protection(2) (cont’d.):
Republic of Ireland	06/20/23	1.000%(Q)	13,000	0.357%	$461,353	$176,252	$285,101	Goldman Sachs & Co.
Republic of Italy	12/20/18	1.000%(Q)	10,000	0.202%	102,399	71,447	30,952	JPMorgan Chase
Republic of Italy	09/20/20	1.000%(Q)	29,050	0.852%	154,413	134,779	19,634	JPMorgan Chase
Republic of Italy	09/20/20	1.000%(Q)	15,500	0.852%	82,389	44,648	37,741	JPMorgan Chase
Republic of Italy	06/20/21	1.000%(Q)	25,000	1.005%	24,664	(331,366)	356,030	JPMorgan Chase
Republic of Italy	12/20/21	1.000%(Q)	50,000	1.083%	(104,892)	(1,381,930)	1,277,038	Hong Kong & Shanghai Bank
Republic of Panama	06/20/22	1.000%(Q)	4,800	0.634%	83,544	41,586	41,958	Citigroup Global Markets
Republic of Portugal	12/20/22	1.000%(Q)	23,500	1.279%	(285,011)	(466,709)	181,698	Citigroup Global Markets
Republic of Trinidad and Tobago	03/20/20	1.000%(Q)	5,000	0.816%	27,304	(53,064)	80,368	Citigroup Global Markets
Republic of Uruguay	06/20/21	1.000%(Q)	750	1.264%	(5,999)	(10,543)	4,544	Citigroup Global Markets
Russian Federation	12/20/17	1.000%(Q)	5,000	0.187%	11,457	7,449	4,008	Hong Kong & Shanghai Bank
Russian Federation	12/20/26	1.000%(Q)	16,000	1.990%	(1,203,508)	(1,472,989)	269,481	Citigroup Global Markets
United Mexican States	12/20/18	1.000%(Q)	25,000	0.344%	215,390	159,134	56,256	Citigroup Global Markets

					$(7,844,371)	$(18,672,093)	$10,827,722

See Notes to Financial Statements.

118

Credit default swap agreements outstanding at October 31, 2017 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Buy Protection(1):
CMBX.NA.10.AAA	11/17/59	0.500%(M)	131,000	$830,496	$1,504,883	$(674,387)	Deutsche Bank AG

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Sell Protection(2):
CMBX.NA.6.AA	05/11/63	1.500%(M)	16,000	$(58,700)	$(58,296)	$(404)	Deutsche Bank AG
CMBX.NA.6.AA	05/11/63	1.500%(M)	50,000	(183,439)	(24,747)	(158,692)	Goldman Sachs & Co.
CMBX.NA.6.AA	05/11/63	1.500%(M)	18,000	(66,038)	(25,501)	(40,537)	Goldman Sachs & Co.
CMBX.NA.6.AA	05/11/63	1.500%(M)	13,500	(49,528)	(8,437)	(41,091)	Goldman Sachs & Co.
CMBX.NA.6.AA	05/11/63	1.500%(M)	27,000	(99,057)	315,790	(414,847)	Deutsche Bank AG
CMBX.NA.6.AA	05/11/63	1.500%(M)	44,500	(163,260)	(2,723,917)	2,560,657	Credit Suisse First Boston Corp.

				$(620,022)	$(2,525,108)	$1,905,086

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional

See Notes to Financial Statements.

Prudential Total Return Bond Fund	119

Schedule of Investments (continued)

as of October 31, 2017

amount and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The fair value of credit default swap agreements on credit indices and asset-backed securities serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency swap agreements outstanding at October 31, 2017:

Notional Amount (000)#	Fund Receives	Notional Amount (000)#		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC currency swap agreements:
17,880	3 Month LIBOR(Q)	EUR	15,000	(0.458)%(A)	JPMorgan Chase	09/18/19	$387,849	$—	$387,849
12,037	3 Month LIBOR(Q)	EUR	10,800	(0.613)%(A)	JPMorgan Chase	02/22/20	(457,035)	—	(457,035)
4,441	3 Month LIBOR(Q)	JPY	500,000	(0.556)%(S)	JPMorgan Chase	06/16/21	39,184	—	39,184

							$(30,002)	$—	$(30,002)

Inflation Swap Agreements outstanding at October 31, 2017:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2017	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements:
EUR	92,710	08/15/22	1.240%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	$—	$(301,144)	$(301,144)
EUR	91,565	09/15/22	1.260%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	(212,972)	(212,972)
EUR	46,295	08/15/27	1.415%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	—	312,623	312,623

See Notes to Financial Statements.

120

Inflation Swap Agreements outstanding at October 31, 2017 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2017	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements (cont’d.):
EUR	44,575	09/15/27	1.438%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	$—	$213,950	$213,950
GBP	27,550	08/15/24	3.346%(T)	U.K. Retail Price Index(2)(T)	—	(197,783)	(197,783)
GBP	36,270	08/15/27	3.344%(T)	U.K. Retail Price Index(1)(T)	—	513,108	513,108
GBP	14,545	08/15/29	3.380%(T)	U.K. Retail Price Index(2)(T)	—	(212,375)	(212,375)
GBP	25,010	07/15/32	3.513%(T)	U.K. Retail Price Index(2)(T)	—	(59,220)	(59,220)
GBP	26,525	07/15/37	3.515%(T)	U.K. Retail Price Index(2)(T)	—	(373,685)	(373,685)
GBP	36,150	08/15/42	3.520%(T)	U.K. Retail Price Index(2)(T)	(172,954)	(774,357)	(601,403)
GBP	13,265	07/15/47	3.458%(T)	U.K. Retail Price Index(1)(T)	(849,751)	439,812	1,289,563
GBP	8,000	08/15/47	3.469%(T)	U.K. Retail Price Index(1)(T)	—	188,372	188,372
GBP	4,650	10/15/47	3.535%(T)	U.K. Retail Price Index(2)(T)	—	180,461	180,461
GBP	7,135	07/15/57	3.325%(T)	U.K. Retail Price Index(1)(T)	—	435,923	435,923
GBP	11,885	08/15/57	3.363%(T)	U.K. Retail Price Index(1)(T)	—	194,645	194,645
GBP	2,900	10/15/57	3.418%(T)	U.K. Retail Price Index(1)(T)	—	(191,937)	(191,937)
	133,320	10/25/27	2.160%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	4,133	(120,637)	(124,770)

					$(1,018,572)	$34,784	$1,053,356

Interest rate swap agreements outstanding at October 31, 2017:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2017	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements:
AUD	347,610	07/07/22	2.460%(S)	6 Month BBSW(2)(S)	$(13,441)	$1,243,109	$1,256,550
AUD	334,965	09/25/22	2.958%(S)	6 Month BBSW(2)(S)	34,908	847,231	812,323
AUD	270,880	09/28/22	2.988%(S)	6 Month BBSW(2)(S)	(14,503)	791,516	806,019
AUD	98,635	07/19/27	3.355%(S)	6 Month BBSW(2)(S)	—	197,097	197,097
AUD	36,360	07/19/32	3.130%(S)	6 Month BBSW(2)(S)	(18,770)	301,471	320,241
BRL	1,117,277	01/02/19	0.000%(T)	1 Day BROIS(1)(T)	—	201,957	201,957
BRL	675,848	01/02/19	0.000%(T)	1 Day BROIS(1)(T)	—	115,468	115,468
BRL	261,533	01/02/19	0.000%(T)	1 Day BROIS(1)(T)	—	(12,202)	(12,202)
BRL	650,587	01/02/19	0.000%(T)	1 Day BROIS(1)(T)	—	(94,920)	(94,920)
BRL	198,266	01/04/21	0.000%(T)	1 Day BROIS(2)(T)	—	(649,970)	(649,970)
BRL	507,686	01/04/21	0.000%(T)	1 Day BROIS(2)(T)	—	(1,771,252)	(1,771,252)
BRL	424,175	01/04/21	0.000%(T)	1 Day BROIS(1)(T)	—	(1,513,038)	(1,513,038)
BRL	411,952	01/04/21	0.000%(T)	1 Day BROIS(1)(T)	—	(2,007,468)	(2,007,468)
BRL	272,628	01/04/21	0.000%(T)	1 Day BROIS(2)(T)	—	2,770,852	2,770,852
BRL	226,806	01/04/21	0.000%(T)	1 Day BROIS(2)(T)	—	2,427,306	2,427,306

See Notes to Financial Statements.

Prudential Total Return Bond Fund	121

Schedule of Investments (continued)

as of October 31, 2017

Interest rate swap agreements outstanding at October 31, 2017 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2017	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements (cont’d.):
BRL	263,243	01/04/21	0.000%(T)	1 Day BROIS(2)(T)	$—	$3,411,587	$3,411,587
BRL	540,081	01/04/21	0.000%(T)	1 Day BROIS(2)(T)	—	7,294,464	7,294,464
BRL	834,675	01/04/21	0.000%(T)	1 Day BROIS(2)(T)	—	(2,828,706)	(2,828,706)
BRL	243,117	01/04/21	0.000%(T)	1 Day BROIS(2)(T)	—	(376,938)	(376,938)
BRL	253,502	01/02/23	0.000%(T)	1 Day BROIS(1)(T)	—	1,503,408	1,503,408
BRL	151,685	01/02/23	0.000%(T)	1 Day BROIS(1)(T)	—	910,356	910,356
BRL	43,767	01/02/23	0.000%(T)	1 Day BROIS(2)(T)	—	586,838	586,838
BRL	60,286	01/02/23	0.000%(T)	1 Day BROIS(1)(T)	—	387,477	387,477
BRL	176,125	01/02/25	0.000%(T)	1 Day BROIS(2)(T)	—	310,340	310,340
BRL	172,067	01/02/25	0.000%(T)	1 Day BROIS(2)(T)	—	827,681	827,681
CAD	709,270	07/26/19	1.605%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	66,987	(674,735)	(741,722)
CHF	62,260	10/12/27	0.746%(A)	6 Month CHF LIBOR(1)(S)	—	(154,451)	(154,451)
CZK	2,131,125	07/03/22	0.820%(A)	6 Month PRIBOR(2)(S)	—	(2,891,864)	(2,891,864)
CZK	1,095,215	07/03/27	1.115%(A)	6 Month PRIBOR(1)(S)	2,052	2,857,065	2,855,013
EUR	166,280	05/11/19	(0.144%)(A)	6 Month EURIBOR(1)(S)	(137,541)	(381,725)	(244,184)
EUR	55,010	05/11/21	0.100%(A)	6 Month EURIBOR(1)(S)	(134,503)	(362,193)	(227,690)
EUR	208,570	05/11/22	0.156%(A)	6 Month EURIBOR(1)(S)	203,343	(795,485)	(998,828)
EUR	80,100	07/03/22	0.182%(A)	6 Month EURIBOR(1)(S)	—	(291,866)	(291,866)
EUR	77,135	05/11/24	0.396%(A)	6 Month EURIBOR(1)(S)	467,098	(231,355)	(698,453)
EUR	29,095	05/11/25	0.650%(A)	6 Month EURIBOR(1)(S)	(61,580)	(435,862)	(374,282)
EUR	77,600	05/11/26	0.750%(A)	6 Month EURIBOR(1)(S)	(113,247)	(1,099,174)	(985,927)
EUR	322,685	08/15/26	0.634%(A)	1 Day EONIA(1)(A)	95,083	(5,390,102)	(5,485,185)
EUR	384,612	08/15/26	0.655%(A)	1 Day EONIA(1)(A)	(139,314)	(7,254,498)	(7,115,184)
EUR	17,950	05/11/27	0.736%(A)	6 Month EURIBOR(2)(S)	(218,815)	8,368	227,183
EUR	40,470	07/03/27	0.795%(A)	6 Month EURIBOR(2)(S)	—	147,735	147,735
EUR	57,820	10/12/27	1.556%(A)	6 Month EURIBOR(2)(S)	—	217,056	217,056
EUR	30,670	02/15/30	1.124%(A)	6 Month EURIBOR(1)(S)	(7,333)	(405,504)	(398,171)
EUR	29,390	05/11/30	0.850%(A)	6 Month EURIBOR(1)(S)	1,087,334	746,498	(340,836)
EUR	18,000	05/11/32	1.100%(A)	6 Month EURIBOR(1)(S)	411,779	193,950	(217,829)
EUR	162,240	10/04/32	2.000%(A)	1 Day EONIA(2)(A)	—	(446,477)	(446,477)
EUR	162,240	10/04/32	2.080%(A)	3 Month EURIBOR(1)(Q)	—	(110,661)	(110,661)
EUR	27,040	05/11/35	1.050%(A)	6 Month EURIBOR(1)(S)	1,963,022	1,365,906	(597,116)
EUR	2,200	04/11/36	0.962%(A)	6 Month EURIBOR(1)(S)	204	170,791	170,587
EUR	4,725	05/11/36	1.050%(A)	6 Month EURIBOR(1)(S)	379,062	284,257	(94,805)
EUR	11,000	05/11/37	1.253%(A)	6 Month EURIBOR(1)(S)	488,230	281,933	(206,297)
EUR	227,805	08/24/37	1.960%(A)	1 Day EONIA(2)(A)	—	(2,144,249)	(2,144,249)
EUR	227,805	08/24/37	2.033%(A)	3 Month EURIBOR(1)(Q)	(25,873)	666,958	692,831
EUR	149,500	10/25/37	2.085%(A)	3 Month EURIBOR(2)(Q)	—	(550,213)	(550,213)

See Notes to Financial Statements.

122

Interest rate swap agreements outstanding at October 31, 2017 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2017	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements (cont’d.):
EUR	149,500	10/25/37	2.114%(A)	6 Month EURIBOR(1)(S)	$—	$125,231	$125,231
EUR	17,905	05/11/42	1.350%(A)	6 Month EURIBOR(1)(S)	785,417	505,699	(279,718)
EUR	64,907	07/04/42	1.416%(A)	1 Day EONIA(2)(A)	(131,512)	1,374,611	1,506,123
EUR	134,490	07/04/42	1.438%(A)	1 Day EONIA(2)(A)	—	3,621,135	3,621,135
GBP	7,006,750	12/14/17	0.419%(T)	1 Day SONIA(2)(T)	—	(136,132)	(136,132)
GBP	5,241,685	02/08/18	0.442%(T)	1 Day SONIA(1)(T)	—	175,254	175,254
GBP	26,120	05/08/21	0.716%(S)	6 Month GBP LIBOR(1)(S)	311,296	290,100	(21,196)
GBP	218,125	12/07/27	1.444%(S)	6 Month GBP LIBOR(1)(S)	(43,180)	(1,327,282)	(1,284,102)
GBP	30,690	07/06/32	1.933%(S)	6 Month GBP LIBOR(2)(S)	—	621,453	621,453
GBP	120,770	10/30/32	1.633%(S)	6 Month GBP LIBOR(2)(S)	28,455	2,149,159	2,120,704
GBP	36,880	07/06/42	1.850%(S)	6 Month GBP LIBOR(1)(S)	—	(436,402)	(436,402)
GBP	67,635	10/30/47	1.680%(S)	6 Month GBP LIBOR(1)(S)	—	(1,977,040)	(1,977,040)
JPY	52,435,330	12/20/24	0.126%(S)	6 Month JPY LIBOR(2)(S)	(674,453)	(1,297,024)	(622,571)
MXN	311,700	12/27/24	5.795%(M)	28 Day Mexican Interbank Rate(2)(M)	93,754	(1,437,838)	(1,531,592)
MXN	1,151,900	10/15/26	6.445%(M)	28 Day Mexican Interbank Rate(2)(M)	500	(3,938,584)	(3,939,084)
MXN	915,470	12/09/26	7.780%(M)	28 Day Mexican Interbank Rate(2)(M)	(909,689)	1,183,219	2,092,908
NZD	386,820	12/15/17	2.125%(S)	3 Month New Zealand Bank Bill Rate(2)(Q)	359	1,537,604	1,537,245
	931,420	11/01/17	0.639%(T)	1 Day USOIS(1)(T)	2,246	2,284,881	2,282,635
	1,858,510	11/14/17	0.675%(T)	1 Day USOIS(1)(T)	(164,560)	4,381,996	4,546,556
	930,220	11/22/17	0.716%(T)	1 Day USOIS(1)(T)	2,243	1,960,643	1,958,400
	1,500,455	01/07/18	1.093%(T)	1 Day USOIS(1)(T)	—	272,621	272,621
	261,215	02/21/18	0.941%(T)	1 Day USOIS(1)(T)	738	439,897	439,159
	580,000	09/30/18	0.655%(A)	1 Day USOIS(1)(A)	1,617	4,469,931	4,468,314
	199,390	09/30/18	0.747%(A)	1 Day USOIS(1)(A)	599	1,352,475	1,351,876
	496,320	10/07/18	1.253%(A)	1 Day USOIS(1)(A)	—	931,921	931,921
	932,595	11/17/18	1.080%(T)	1 Day USOIS(1)(T)	2,248	3,893,003	3,890,755
	1,402,075	11/18/18	0.911%(A)	1 Day USOIS(1)(A)	(77,009)	8,283,620	8,360,629
	845,800	03/24/19	1.331%(A)	1 Day USOIS(1)(A)	—	1,072,891	1,072,891
	316,490	03/31/19	1.431%(A)	1 Day USOIS(1)(A)	—	208,357	208,357
	263,553	03/31/19	1.432%(A)	1 Day USOIS(1)(A)	—	170,094	170,094
	460,261	06/30/19	1.486%(A)	1 Day USOIS(1)(A)	(263,700)	550,718	814,418
	637,545	06/30/19	1.502%(A)	1 Day USOIS(1)(A)	(312,393)	587,910	900,303

See Notes to Financial Statements.

Prudential Total Return Bond Fund	123

Schedule of Investments (continued)

as of October 31, 2017

Interest rate swap agreements outstanding at October 31, 2017 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (cont’d.):
55,015	07/14/19	1.428%(A)	1 Day USOIS(1)(A)	$—	$98,821	$98,821
1,171,070	09/08/19	1.290%(A)	1 Day USOIS(1)(A)	—	6,456,199	6,456,199
273,565	04/04/20	—(3)(S)	—(3)(S)	—	2,448	2,448
152,825	07/17/20	1.521%(A)	1 Day USOIS(1)(A)	—	488,362	488,362
142,040	04/04/22	—(4)(S)	—(4)(S)	—	(35,677)	(35,677)
1,258,125	07/17/22	—(5)(Q)	—(5)(Q)	26,427	898,575	872,148
106,365	09/28/22	2.177%(S)	3 Month LIBOR(1)(Q)	—	275,274	275,274
823,065	11/01/22	1.815%(S)	3 Month LIBOR(2)(Q)	—	(10,503,694)	(10,503,694)
96,310	12/31/22	1.405%(S)	3 Month LIBOR(1)(Q)	659	2,894,318	2,893,659
38,165	12/31/22	1.406%(S)	3 Month LIBOR(1)(Q)	285	1,143,987	1,143,702
42,000	12/31/22	1.412%(S)	3 Month LIBOR(1)(Q)	380	1,247,493	1,247,113
3,750	12/31/22	1.480%(S)	3 Month LIBOR(1)(Q)	171	97,836	97,665
57,785	12/31/22	1.495%(S)	3 Month LIBOR(1)(Q)	436	1,462,313	1,461,877
105,000	04/05/23	1.424%(S)	3 Month LIBOR(1)(Q)	723	3,705,100	3,704,377
112,765	05/31/23	1.394%(S)	3 Month LIBOR(1)(Q)	766	3,929,009	3,928,243
112,765	05/31/23	1.395%(S)	3 Month LIBOR(1)(Q)	766	3,921,984	3,921,218
111,950	05/31/23	1.513%(S)	3 Month LIBOR(1)(Q)	761	3,139,140	3,138,379
107,725	05/31/23	1.578%(S)	3 Month LIBOR(1)(Q)	738	2,617,630	2,616,892
160,365	05/31/23	1.578%(S)	3 Month LIBOR(1)(Q)	(302,379)	3,896,739	4,199,118
64,340	05/31/23	1.584%(S)	3 Month LIBOR(1)(Q)	501	1,543,238	1,542,737
126,600	05/31/23	1.588%(S)	3 Month LIBOR(1)(Q)	841	3,006,745	3,005,904
250,000	06/02/23	1.540%(S)	3 Month LIBOR(1)(Q)	1,965	6,610,519	6,608,554
142,200	08/15/23	1.406%(S)	3 Month LIBOR(1)(Q)	927	5,650,074	5,649,147
125,000	08/15/23	1.408%(S)	3 Month LIBOR(1)(Q)	832	4,952,722	4,951,890
80,445	08/15/23	1.459%(S)	3 Month LIBOR(1)(Q)	4,237,344	2,956,225	(1,281,119)
646,129	11/15/23	2.209%(S)	3 Month LIBOR(1)(Q)	3,668	(6,947,831)	(6,951,499)
182,270	02/15/24	2.115%(S)	3 Month LIBOR(1)(Q)	444,267	239,789	(204,478)
388,689	02/15/24	2.151%(S)	3 Month LIBOR(1)(Q)	(427,122)	(344,183)	82,939
123,815	02/15/24	2.167%(S)	3 Month LIBOR(1)(Q)	(1,134,529)	(231,284)	903,245
442,345	02/15/24	2.183%(S)	3 Month LIBOR(1)(Q)	(644,185)	(1,274,991)	(630,806)
83,575	05/15/24	1.808%(A)	1 Day USOIS(1)(A)	—	441,786	441,786
273,750	08/15/24	2.168%(S)	3 Month LIBOR(1)(Q)	—	725,474	725,474
2,186,215	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	7,917,042	5,567,414	(2,349,628)
127,100	08/15/24	2.176%(S)	3 Month LIBOR(1)(Q)	—	279,703	279,703
201,715	09/01/24	1.972%(S)	3 Month LIBOR(2)(Q)	—	(2,632,957)	(2,632,957)
382,908	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	5,004,603	6,009,445	1,004,842
149,250	02/15/27	1.899%(A)	1 Day USOIS(1)(A)	185,091	1,373,132	1,188,041
52,350	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	183,197	183,197
179,280	02/15/27	2.067%(A)	1 Day USOIS(1)(A)	(121,575)	(969,713)	(848,138)
104,510	05/08/27	2.309%(S)	3 Month LIBOR(1)(Q)	—	(699,376)	(699,376)
76,725	05/15/27	1.823%(A)	1 Day USOIS(1)(A)	—	1,408,232	1,408,232

See Notes to Financial Statements.

124

Interest rate swap agreements outstanding at October 31, 2017 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2017	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements (cont’d.):
	54,940	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	$—	$224,016	$224,016
	202,600	05/03/32	2.434%(S)	3 Month LIBOR(2)(Q)	—	673,363	673,363
	357,260	02/15/36	2.338%(S)	3 Month LIBOR(2)(Q)	(2,192,981)	(10,461,354)	(8,268,373)
	160,350	05/03/37	2.508%(S)	3 Month LIBOR(1)(Q)	—	(346,436)	(346,436)
	44,800	02/15/42	1.369%(A)	1 Day USOIS(1)(A)	961	7,079,904	7,078,943
	73,710	10/04/42	2.527%(S)	3 Month LIBOR(2)(Q)	—	(716,906)	(716,906)
	27,780	09/27/46	1.380%(A)	1 Day USOIS(1)(A)	654	4,998,314	4,997,660
	65,050	10/04/47	2.536%(S)	3 Month LIBOR(1)(Q)	—	695,270	695,270
	22,125	04/09/48	2.545%(S)	3 Month LIBOR(1)(Q)	—	315,535	315,535
	20,450	05/08/48	2.627%(S)	3 Month LIBOR(1)(Q)	—	(56,861)	(56,861)
ZAR	1,400,040	09/23/22	7.430%(Q)	3 Month JIBAR(2)(Q)	(45,268)	(1,630,399)	(1,585,131)

					$15,929,927	$84,445,551	$68,515,624

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	OTC swap agreements:
ZAR	166,800	09/22/42	8.020%(Q)	3 Month JIBAR(2)(Q)	$(746,410)	$—	$(746,410)	Deutsche Bank AG
ZAR	259,070	10/09/42	8.320%(Q)	3 Month JIBAR(2)(Q)	(592,784)	(1,364)	(591,420)	Deutsche Bank AG
ZAR	161,920	10/10/42	8.280%(Q)	3 Month JIBAR(2)(Q)	(419,114)	(5,370)	(413,744)	BNP Paribas
ZAR	256,475	10/19/42	8.320%(Q)	3 Month JIBAR(2)(Q)	(593,788)	—	(593,788)	Deutsche Bank AG
ZAR	162,000	10/20/42	8.330%(Q)	3 Month JIBAR(2)(Q)	(362,723)	—	(362,723)	BNP Paribas
ZAR	156,655	09/22/47	7.890%(Q)	3 Month JIBAR(1)(Q)	755,734	—	755,734	Deutsche Bank AG
ZAR	245,000	10/09/47	8.200%(Q)	3 Month JIBAR(1)(Q)	595,018	1,174	593,844	Deutsche Bank AG
ZAR	149,775	10/10/47	8.160%(Q)	3 Month JIBAR(1)(Q)	411,144	4,895	406,249	BNP Paribas
ZAR	242,720	10/19/47	8.200%(Q)	3 Month JIBAR(1)(Q)	594,967	—	594,967	Deutsche Bank AG
ZAR	150,000	10/20/47	8.210%(Q)	3 Month JIBAR(1)(Q)	355,612	—	355,612	BNP Paribas

					$(2,344)	$(665)	$(1,679)

See Notes to Financial Statements.

Prudential Total Return Bond Fund	125

Schedule of Investments (continued)

as of October 31, 2017

Securities with a combined market value of $352,466,279 have been segregated with Citigroup Global Markets to cover requirements for open centrally cleared swap contracts at October 31, 2017.

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.
(3)	The Fund pays the floating rate of 3 Month LIBOR plus 12 bps and receives the floating rate of 6 Month LIBOR.
(4)	The Fund pays the floating rate of 6 Month LIBOR and receives the floating rate of 3 Month LIBOR plus 11.75 bps.
(5)	The Fund pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 28 bps.

Total return swap agreements outstanding at October 31, 2017:

Counterparty	Termination Date	Long (Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC total return swap agreements:
Credit Suisse First Boston Corp.	01/12/41	36,805	Receive quarterly fixed payments based on the IOS.FN30.450.10 Index and pay quarterly variable payments based on the 1 Month LIBOR	$24,457	$(112,391)	$136,848
JPMorgan Chase	01/12/41	1,964	Pay quarterly fixed payment based on 1 Month LIBOR and receive quarterly variable payments based on IOS.FN30.500.10 Index	898	(6,187)	7,085
Goldman Sachs & Co.	12/20/17	110,280	Pay upon termination variable payment based on 3 Month LIBOR and receive upon termination variable payments based on iBoxx USD Liquid High Yield Index	2,155,034	(303,433)	2,458,467

				$2,180,389	$(422,011)	$2,602,400

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

See Notes to Financial Statements.

126

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Automobiles	$—	$88,122,780	$—
Collateralized Loan Obligations	—	5,056,284,669	238,730,715
Consumer Loans	—	460,064,842	—
Credit Cards	—	2,006,231	—
Home Equity Loans	—	236,285,427	—
Other	—	368,569	—
Residential Mortgage-Backed Securities	—	446,298,917	43,400,000
Small Business Loan	—	47,407	—
Student Loans	—	14,128,030	—
Bank Loans	—	268,055,732	—
Commercial Mortgage-Backed Securities	—	3,584,429,904	70,698,054
Corporate Bonds	—	11,375,507,628	3,213,668
Municipal Bonds	—	244,627,005	—
Residential Mortgage-Backed Securities	—	1,133,328,660	248,087,917
Sovereign Bonds	—	2,116,925,235	—
U.S. Government Agency Obligations	—	727,322,323	—
U.S. Treasury Obligations	—	1,783,524,932	—
Preferred Stocks	9,166,840	—	—
Common Stock	2,183,077	—	—
Affiliated Mutual Funds	1,581,092,329	—	—
Options Purchased	8,654,062	27,192,988	—
Options Written	(4,072,500)	(19,064,717)	—
Other Financial Instruments*
Futures Contracts	(83,038,529)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	2,214,662	—
OTC Cross Currency Exchange Contracts	—	(962,432)	—
OTC Credit Default Swap Agreements	—	(8,505,308)	467,053
Centrally Cleared Credit Default Swap Agreements	—	2,481,392	—
OTC Currency Swap Agreements	—	(30,002)	—
Centrally Cleared Inflation Swap Agreements	—	1,053,356	—
Centrally Cleared Interest Rate Swap Agreements	—	68,515,624	—
OTC Interest Rate Swap Agreements	—	(2,344)	—
OTC Total Return Swap Agreements	—	2,180,389	—

Total	$1,513,985,279	$27,612,401,899	$604,597,407

See Notes to Financial Statements.

Prudential Total Return Bond Fund	127

Schedule of Investments (continued)

as of October 31, 2017

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Asset- Backed Securities Collateralized Loan Obligations	Asset-Backed Securities Consumer Loans	Asset- Backed Securities Residential Mortgage- Backed Securities	Bank Loans	Commercial Mortgage- Backed Securities	Corporate Bonds	Residential Mortgage- Backed Securities	Credit Default Swap Agreements		Forward Rate Agreements
Balance as of 10/31/16	$478,620,228	$10,501,260	$25,250,000	$34,439,867	$4,111,431	$—	$116,391,085	$194,811		$(62,049)
Realized gain (loss)	—	—	—	59,616	—	—	1,135,102	—	***	—	***
Change in unrealized appreciation (depreciation)**	2,811,798	—	—	162,108	—	(107,526)	124,847	272,242		62,049
Purchases/Exchanges/ Issuances	238,730,715	—	43,400,000	—	70,698,054	1,735,511	248,716,407	—		—
Sales/Paydown	(123,420,055)	—	(25,250,000)	(34,666,988)	—	(38,403)	(108,468,310)	—		—
Accrued discount/premium	—	—	—	5,397	—	—	59,721	—		—
Transfers into Level 3	—	—	—	—	—	1,624,086	—	—		—
Transfers out of Level 3	(358,011,971)	(10,501,260)	—	—	(4,111,431)	—	(9,870,935)	—		—

Balance as of 10/31/17	$238,730,715	$—	$43,400,000	$—	$70,698,054	$3,213,668	$248,087,917	$467,053		$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.
**	Of which, $146,019 was relating to securities held at the reporting period end.
***	The realized gain incurred during the period for other financial instruments was $393,650.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of October 31, 2017	Valuation Methodology	Unobservable Inputs
Asset-Backed Securities Collateralized Loan Obligations	$238,730,715	Market Approach	Single Broker Indicative Quote
Asset-Backed Securities Residential Mortgage-Backed Securities	43,400,000	Market Approach	Single Broker Indicative Quote
Commercial Mortgage-Backed Securities	70,698,054	Market Approach	Single Broker Indicative Quote
Corporate Bonds	3,213,668	Market Approach	Single Broker Indicative Quote
Residential Mortgage-Backed Securities	248,087,917	Market Approach	Single Broker Indicative Quote
Credit Default Swap Agreements	467,053	Market Approach	Single Broker Indicative Quote

	$604,597,407

See Notes to Financial Statements.

128

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Asset-Backed Securities Collateralized Loan Obligations	$230,761,971	L3 to L2	Single Broker Indicative Quote to Evaluated Bid
Asset-Backed Securities Collateralized Loan Obligations	$127,250,000	L3 to L2	Cost to Evaluated Bid
Asset-Backed Securities Consumer Loans	$10,501,260	L3 to L2	Single Broker Indicative Quote to Evaluated Bid
Commercial Mortgage-Backed Securities	$4,111,431	L3 to L2	Cost to Evaluated Bid
Residential Mortgage-Backed Securities	$9,870,935	L3 to L2	Single Broker Indicative Quote to Evaluated Bid
Corporate Bonds	$1,624,086	L2 to L3	Evaluated Bid to Single Broker Indicative Quote

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2017 were as follows (unaudited):

Collateralized Loan Obligations	18.6%
Commercial Mortgage-Backed Securities	12.8
Banks	9.6
Sovereign Bonds	7.4
Residential Mortgage-Backed Securities	6.6
U.S. Treasury Obligations	6.3
Affiliated Mutual Funds (including 3.2% of collateral for securities on loan)	5.6
Electric	2.9
U.S. Government Agency Obligations	2.6
Oil & Gas	2.2
Media	1.8
Healthcare-Services	1.7
Pharmaceuticals	1.6
Consumer Loans	1.6
Diversified Financial Services	1.6
Insurance	1.3
Multi-National	1.3
Software	1.1
Retail	1.0
Pipelines	0.9
Auto Manufacturers	0.9
Telecommunications	0.9
Real Estate Investment Trusts (REITs)	0.9
Municipal Bonds	0.8
Home Equity Loans	0.8
Food	0.8
Semiconductors	0.8
Healthcare-Products	0.7%
Commercial Services	0.7
Chemicals	0.7
Computers	0.5
Entertainment	0.5
Home Builders	0.5
Biotechnology	0.4
Agriculture	0.4
Airlines	0.4
Lodging	0.4
Transportation	0.4
Auto Parts & Equipment	0.3
Automobiles	0.3
Building Materials	0.3
Mining	0.3
Aerospace/Defense	0.3
Miscellaneous Manufacturing	0.3
Financial Institutions	0.2
Household Products/Wares	0.2
Forest Products & Paper	0.2
Gas	0.2
Internet	0.2
Beverages	0.2
Housewares	0.2
Technology	0.1
Trucking & Leasing	0.1
Options Purchased	0.1
Health Care & Pharmaceutical	0.1

See Notes to Financial Statements.

Prudential Total Return Bond Fund	129

Schedule of Investments (continued)

as of October 31, 2017

Industry Classification (cont’d.)
Packaging & Containers	0.1%
Textiles	0.1
Real Estate	0.1
Electronics	0.1
Gaming	0.1
Machinery-Diversified	0.1
Student Loans	0.1
Capital Goods	0.1
Engineering & Construction	0.0	*
Hotels, Resorts & Cruise Lines	0.0	*
Office/Business Equipment	0.0	*
Retailers	0.0	*
Water	0.0	*
Banking	0.0	*
Apparel	0.0	*
Iron/Steel	0.0	*%
Oil & Gas Services	0.0	*
Savings & Loans	0.0	*
Diversified Manufacturing	0.0	*
Oil, Gas & Consumable Fuels	0.0	*
Credit Cards	0.0	*
Leisure Time	0.0	*
Other	0.0	*
Small Business Loan	0.0	*

	104.4
Options Written	(0.1)
Liabilities in excess of other assets	(4.3)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Due from/to broker— variation margin swaps	$5,337,281	*	Due from/to broker— variation margin swaps	$2,855,889	*
Credit contracts	Premiums paid for OTC swap agreements	4,613,773		Premiums received for OTC swap agreements	23,772,535
Credit contracts	Unaffiliated investments	80,850		Options written outstanding, at value	893,382
Credit contracts	Unrealized appreciation on OTC swap agreements	16,658,797		Unrealized depreciation on OTC swap agreements	5,538,290

See Notes to Financial Statements.

130

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Foreign exchange contracts	Unaffiliated investments	$6,188,219		Options written outstanding, at value	$2,159,512
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	247,195		Unrealized depreciation on OTC cross currency exchange contracts	1,209,627
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	29,049,728		Unrealized depreciation on OTC forward foreign currency exchange contracts	26,835,066
Interest rate contracts	Due from/to broker— variation margin futures	46,605,645	*	Due from/to broker— variation margin futures	129,644,174	*
Interest rate contracts	Due from/to broker— variation margin swaps	153,753,969	*	Due from/to broker— variation margin swaps	84,184,989	*
Interest rate contracts	Premiums paid for OTC swap agreements	6,069		Premiums received for OTC swap agreements	428,745
Interest rate contracts	Unaffiliated investments	29,577,981		Options written outstanding, at value	20,084,323
Interest rate contracts	Unrealized appreciation on OTC swap agreements	5,735,839		Unrealized depreciation on OTC swap agreements	3,165,120

Total		$297,855,346			$300,771,652

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October, 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Contracts	Forward Rate Agreements	Swaps	Total
Credit contracts	$780,058	$1,681,394	$—	$—	$—	$21,565,597	$24,027,049
Foreign exchange contracts	—	—	—	(40,979,283)	—	—	(40,979,283)
Interest rate contracts	(52,477,083)	43,497,689	(97,126,621)	—	(8,118,498)	3,359,264	(110,865,249)

Total	$(51,697,025)	$45,179,083	$(97,126,621)	$(40,979,283)	$(8,118,498)	$24,924,861	$(127,817,483)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

See Notes to Financial Statements.

Prudential Total Return Bond Fund	131

Schedule of Investments (continued)

as of October 31, 2017

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Contracts	Forward Rate Agreements	Swaps	Total
Credit contracts	$(19,692)	$1,142,236	$—	$—	$—	$9,319,248	$10,441,792
Foreign exchange contracts	(518,951)	2,033,063	—	9,041,640	—	—	10,555,752
Interest rate contracts	(10,066,137)	8,040,625	62,158,402	—	62,049	157,126,648	217,321,587

Total	$(10,604,780)	$11,215,924	$62,158,402	$9,041,640	$62,049	$166,445,896	$238,319,131

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended October 31, 2017, the Fund’s average volume of derivative activities are as follows:

Options Purchased(1)	Options Written(4)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)	Forward Foreign Currency Exchange Contracts— Sold(3)	Cross Currency Exchange Contracts(2)
$32,495,254	$4,835,626,370	$12,700,906,527	$2,880,874,268	$1,022,253,930	$1,724,142,919	$158,985,255

Credit Default Swap Agreements— Buy Protection(4)	Credit Default Swap Agreements— Sell Protection(4)	Currency Swap Agreements(4)	Forward Rate Agreements(4)	Inflation Swap Agreements(4)	Interest Rate Swap Agreements(4)	Total Return Swap Agreements(4)
$183,860,000	$1,176,511,600	$165,569,000	$10,809,240,000	$216,789,969	$35,652,654,720	$322,909,800

(1)	Cost.
(2)	Value at Trade Date.
(3)	Value at Settlement Date.
(4)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit

See Notes to Financial Statements.

132

offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$896,134,129	$(896,134,129)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America	$541,822	$(60,647)	$481,175	$(481,175)	$—
Barclays Capital Group	6,056,113	(8,283,504)	(2,227,391)	2,227,391	—
BNP Paribas	825,052	(1,067,029)	(241,977)	241,977	—
Citigroup Global Markets	20,892,850	(23,254,108)	(2,361,258)	1,132,133	(1,229,125)
Credit Suisse First Boston Corp.	2,697,505	(3,235,983)	(538,478)	470,862	(67,616)
Deutsche Bank AG	7,424,938	(6,141,468)	1,283,470	(1,283,470)	—
Goldman Sachs & Co.	4,755,208	(4,047,810)	707,398	—	707,398
Hong Kong & Shanghai Bank	2,915,833	(7,174,854)	(4,259,021)	4,259,021	—
JPMorgan Chase	20,408,547	(17,176,102)	3,232,445	(3,232,445)	—
Morgan Stanley	3,318,325	(3,720,191)	(401,866)	401,866	—
UBS AG	13,668,196	(5,852,404)	7,815,792	(7,815,792)	—

	$83,504,389	$(80,014,100)	$3,490,289	$(4,079,632)	$(589,343)

(1)	Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.
(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

Prudential Total Return Bond Fund	133

Statement of Assets & Liabilities

as of October 31, 2017

Assets
Investments at value, including securities on loan of $896,134,129:
Unaffiliated investments (cost $27,882,223,683)	$28,188,655,612
Affiliated investments (cost $1,581,775,494)	1,581,092,329
Cash	307,641
Foreign currency, at value (cost $12,662,018)	12,397,791
Receivable for investments sold	290,854,332
Dividends and interest receivable	188,029,359
Receivable for Fund shares sold	81,390,528
Unrealized appreciation on OTC forward foreign currency exchange contracts	29,049,728
Unrealized appreciation on OTC swap agreements	22,394,636
Premiums paid for OTC swap agreements	4,619,842
Due from broker—variation margin swaps	3,267,051
Unrealized appreciation on OTC cross currency exchange contracts	247,195
Prepaid expenses	212,013

Total Assets	30,402,518,057

Liabilities
Payable to broker for collateral for securities on loan	917,024,622
Payable for investments purchased	833,625,768
Payable for Fund shares reacquired	43,927,038
Unrealized depreciation on OTC forward foreign currency exchange contracts	26,835,066
Premium received for OTC swap agreements	24,201,280
Options written outstanding, at value (premiums received $34,353,141)	23,137,217
Unrealized depreciation on OTC swap agreements	8,703,410
Management fee payable	8,408,733
Accrued expenses and other liabilities	5,990,455
Dividends payable	4,976,420
Distribution fee payable	1,522,932
Unrealized depreciation on OTC cross currency exchange contracts	1,209,627
Due to broker—variation margin futures	849,086
Affiliated transfer agent fee payable	394,757
Deferred directors’ fees	963

Total Liabilities	1,900,807,374

Net Assets	$28,501,710,683

Net assets were comprised of:
Common stock, at par	$1,958,750
Paid-in capital in excess of par	28,219,967,471

28,221,926,221
Distributions in excess of net investment income	(1,737,072)
Accumulated net realized loss on investment and foreign currency transactions	(40,058,444)
Net unrealized appreciation on investments and foreign currencies	321,579,978

Net assets, October 31, 2017	$28,501,710,683

See Notes to Financial Statements.

134

Class A
Net asset value and redemption price per share ($3,585,778,183 ÷ 245,866,148 shares of common stock issued and outstanding)	$14.58
Maximum sales charge (4.50% of offering price)	0.69

Maximum offering price to public	$15.27

Class B
Net asset value, offering price and redemption price per share ($29,874,442 ÷ 2,048,697 shares of common stock issued and outstanding)	$14.58

Class C
Net asset value, offering price and redemption price per share ($573,276,689 ÷ 39,350,319 shares of common stock issued and outstanding)	$14.57

Class Q
Net asset value, offering price and redemption price per share ($10,569,355,614 ÷ 726,169,297 shares of common stock issued and outstanding)	$14.55

Class R
Net asset value, offering price and redemption price per share ($665,420,493 ÷ 45,544,645 shares of common stock issued and outstanding)	$14.61

Class Z
Net asset value, offering price and redemption price per share ($13,078,005,262 ÷ 899,770,523 shares of common stock issued and outstanding)	$14.53

See Notes to Financial Statements.

Prudential Total Return Bond Fund	135

Statement of Operations

Year Ended October 31, 2017

Net Investment Income (Loss)
Income
Interest income	$736,968,479
Affiliated dividend income	11,939,251
Income from securities lending, net (including affiliated income of $642,128)	1,779,281
Unaffiliated dividend income	462,779

Total income	751,149,790

Expenses
Management fee	89,271,790
Distribution fee(a)	19,270,401
Transfer agent’s fees and expenses (including affiliated expense of $2,230,200)(a)	20,403,000
Custodian and accounting fees	1,988,000
Registration fees(a)	1,112,000
SEC registration fees	1,104,000
Shareholders’ reports	973,000
Directors’ fees	338,000
Legal fees and expenses	135,000
Audit fee	62,000
Miscellaneous	274,091

Total expenses	134,931,282
Less: Management fee waiver and/or expense reimbursement(a)	(5,877,266)
Distribution fee waiver(a)	(1,701,276)

Net expenses	127,352,740

Net investment income (loss)	623,797,050

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(51,144))	(42,430,413)
Futures transactions	(97,126,621)
Options written transactions	45,179,083
Forward rate agreement transactions	(8,118,498)
Swap agreement transactions	24,924,861
Forward and cross currency contracts transactions	(40,979,283)
Foreign currency transactions	(9,330,844)

(127,881,715)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $334,001)	126,854,932
Futures	62,158,402
Options written	11,215,924
Forward rate agreements	62,049
Swap agreements	166,445,896
Forward and cross currency contracts	9,041,640
Foreign currencies	1,817,657

377,596,500

Net gain (loss) on investment and foreign currency transactions	249,714,785

Net Increase (Decrease) In Net Assets Resulting From Operations	$873,511,835

See Notes to Financial Statements.

136

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class Q	Class R	Class Z
Distribution fee	8,486,622	349,313	5,592,445	—	4,842,021	—
Transfer Agency fees and expenses	4,703,000	50,000	672,000	12,000	861,000	14,105,000
Including affiliated expenses	477,600	9,600	80,100	8,500	182,700	1,471,700
Registration fees	151,000	18,000	39,000	301,000	41,000	562,000
Management fee waiver and/or expense reimbursement	(1,503,437)	(33,748)	(158,730)	—	(259,286)	(3,922,065)
Distribution fee waiver	—	(87,326)	—	—	(1,613,950)	—

See Notes to Financial Statements.

Prudential Total Return Bond Fund	137

Statement of Changes in Net Assets

	Year Ended October 31,
	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$623,797,050	$392,217,735
Net realized gain (loss) on investment and foreign currency transactions	(127,881,715)	336,596,346
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	377,596,500	55,759,471

Net increase (decrease) in net assets resulting from operations	873,511,835	784,573,552

Dividends and Distributions
Dividends from net investment income
Class A	(86,680,198)	(86,959,453)
Class B	(726,775)	(964,672)
Class C	(10,268,883)	(9,358,100)
Class Q	(210,500,776)	(84,712,789)
Class R	(14,889,266)	(13,779,421)
Class Z	(305,508,633)	(208,934,618)

	(628,574,531)	(404,709,053)

Tax return of capital distributions
Class A	(4,310,220)	—
Class B	(36,167)	—
Class C	(511,078)	—
Class Q	(10,448,885)	—
Class R	(740,274)	—
Class Z	(15,183,463)	—

	(31,230,087)	—

Distributions from net realized gains
Class A	(37,939,705)	(334,821)
Class B	(399,289)	(4,986)
Class C	(5,837,601)	(46,320)
Class Q	(37,568,046)	(246,998)
Class R	(6,212,593)	(57,579)
Class Z	(109,618,452)	(613,714)

	(197,575,686)	(1,304,418)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	14,245,133,207	10,223,543,831
Net asset value of shares issued in reinvestment of dividends and distributions	793,374,269	366,626,956
Cost of shares reacquired	(5,647,846,943)	(3,514,697,693)

Net increase (decrease) in net assets from Fund share transactions	9,390,660,533	7,075,473,094

Total increase (decrease)	9,406,792,064	7,454,033,175

Net Assets:
Beginning of year	19,094,918,619	11,640,885,444

End of year(a)	$28,501,710,683	$19,094,918,619

(a) Includes undistributed net investment income of:	$—	$578,704

See Notes to Financial Statements.

138

Notes to Financial Statements

Prudential Investment Portfolios, Inc. 17 (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company was incorporated in Maryland on September 1, 1994 and currently consists of two investment portfolios: Prudential Short Duration Multi-Sector Fund and Prudential Total Return Bond Fund which are diversified funds. These financial statements relate to the Prudential Total Return Bond Fund (the “Fund”).

The investment objective of the Fund is total return.

1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”) (formerly known as Prudential Investments LLC). Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

Prudential Total Return Bond Fund	139

Notes to Financial Statements (continued)

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing recent transaction prices for identical or comparable securities. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price are classified as Level 3 in the fair value hierarchy.

OTC derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing OTC derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated OTC derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain OTC derivatives may be classified as Level 3 when valued using the market approach by

140

obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Connecticut Avenue Securities (CAS) and Structured Agency Credit Risk (STACR): The Fund purchased government controlled Fannie Mae and Freddie Mac securities that

Prudential Total Return Bond Fund	141

Notes to Financial Statements (continued)

transfer most of the cost of defaults to private investors including the Fund. These are insurance-like products that are called CAS by Fannie Mae and STACR securities by Freddie Mac. Payments on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Fund could lose some or all of its principal if the underlying mortgages experience credit defaults.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on investments and foreign

142

currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser or an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes

Prudential Total Return Bond Fund	143

Notes to Financial Statements (continued)

obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Bank Loans: The Fund may invest in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Fund may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from

144

the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Forward Rate Agreements: Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. The Fund entered into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

Swap Agreements: The Fund may enter into credit default, interest rate and other types of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed-rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: The Fund entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Fund to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Prudential Total Return Bond Fund	145

Notes to Financial Statements (continued)

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

146

Currency Swaps: The Fund entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Total Return Swaps: In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Company, on behalf of the Fund, is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign

Prudential Total Return Bond Fund	147

Notes to Financial Statements (continued)

exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of October 31, 2017, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights: The Fund may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind: The Fund may invest in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

148

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Mortgage Dollar Rolls: The Fund entered into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enters into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Fund is subject to the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and

Prudential Total Return Bond Fund	149

Notes to Financial Statements (continued)

unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include Distribution fees and Distribution fee waivers, and effective August 1, 2017, Transfer Agent’s fees and expenses, Registration fees and Management fee waivers. Prior to August 1, 2017 Transfer Agent’s fees and expenses, Registration fees and Management fee waivers were not designated as class specific expenses and were allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income monthly and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Company, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

150

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of .44% of the Fund’s average daily net assets up to $1 billion, .42% of such assets from $1 billion to $3 billion, .40% of such assets from $3 billion to $5 billion, .39% of such assets from $5 billion to $10 billion and .38% of such assets in excess of $10 billion. The effective management fee rate before any waivers and/or expense reimbursement was .39% for the year ended October 31, 2017. The effective management fee rate, net of waivers and/or expense reimbursement was .36%.

PGIM Investments has contractually agreed through February 29, 2020 to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, underlying funds, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Fund to .51% of the Fund’s average daily net assets. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C, Class Q, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .25%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS has contractually agreed through February 28, 2019 to limit such fees to .75% and .50% of the average daily net assets of the Class B and Class R shares, respectively.

PIMS has advised the Fund that it has received $3,414,658 in front-end sales charges resulting from sales of Class A shares, during the year ended October 31, 2017. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to sales persons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2017, it received $19,504, $43,362 and $137,937 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Prudential Total Return Bond Fund	151

Notes to Financial Statements (continued)

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended October 31, 2017 no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the reporting period ended October 31, 2017, PGIM, Inc. was compensated $659,610 by PGIM Investments for managing the Fund’s securities lending cash collateral as subadviser to the Money Market Fund. The Fund also invests in the Prudential Core Short-Term Bond Fund, pursuant to an exemptive order received from the Securities and Exchange Commission (“SEC”), a series of Prudential Investment Portfolios 2 (together with Prudential Core Ultra Short Bond Fund, the “Core Funds”), registered under the 1940 Act and managed by PGIM Investments. Earnings from the Core Funds and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2017 were $19,273,985,571 and $11,493,252,656, respectively.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on ex-date. In order to present distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net

152

investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended October 31, 2017, the adjustments were to decrease distributions in excess of net investment income by $2,461,705, increase accumulated net realized loss on investment and foreign currency transactions by $2,871,185 and increase paid-in capital in excess of par by $409,480 due to difference for financial and tax reporting purposes in the treatment of accreting market discount and amortization of premiums, certain transactions involving foreign currencies, swaps, paydown gains/losses and other book to tax differences. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended October 31, 2017, the tax character of dividends paid by the Fund were $732,888,110 of ordinary income, $93,262,107 of long-term capital gains and $31,230,087 of tax return of capital. For the year ended October 31, 2016, the tax character of dividends paid by the Fund were $404,709,053 of ordinary income and $1,304,418 of long-term capital gains.

As of October 31, 2017, the Fund had no undistributed earning on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2017 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$29,374,064,356	$872,795,325	$(515,875,096)	$356,920,229

The difference between book basis and tax basis is primarily attributable to the difference in the treatment of market discount, amortization of premiums, deferred losses on wash sales, straddles and other book to tax differences.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2017 of approximately $72,158,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital

The Fund offers Class A, Class B, Class C, Class Q, Class R and Class Z shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit

Prudential Total Return Bond Fund	153

Notes to Financial Statements (continued)

plans. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class R shares are available to certain retirement plans, clearing and settlement firms. Class Q, Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

The Company is authorized to issue 8.5 billion shares of common stock divided into two funds, with a par value of $.001 per share. There are 8.245 billion shares authorized for the Fund, divided into nine classes, designated Class A, Class B, Class C, Class Q, Class R, Class Z, Class T, Class R2 and Class R4 common stock, each of which consists of 900 million, 5 million, 140 million, 3,000 million, 200 million, 3,000 million, 470 million, 265 million and 265 million authorized shares, respectively.The Fund currently does not have any Class T, Class R2 and Class R4 shares outstanding.

As of October 31, 2017, Prudential through its affiliate entities, including affiliated funds, owned 3,836,811 shares of Class Q.

At reporting period end, three shareholders of record held 41% of the Fund’s outstanding shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	99,295,824	$1,426,222,527
Shares issued in reinvestment of dividends and distributions	8,374,517	119,687,186
Shares reacquired	(69,345,067)	(993,195,445)

Net increase (decrease) in shares outstanding before conversion	38,325,274	552,714,268
Shares issued upon conversion from other share class(es)	1,297,005	18,668,377
Shares reacquired upon conversion into other share class(es)	(49,973,980)	(711,887,653)

Net increase (decrease) in shares outstanding	(10,351,701)	$(140,505,008)

Year ended October 31, 2016:
Shares sold	112,565,610	$1,630,163,333
Shares issued in reinvestment of dividends and distributions	5,505,854	79,633,299
Shares reacquired	(59,005,657)	(847,945,810)

Net increase (decrease) in shares outstanding before conversion	59,065,807	861,850,822
Shares issued upon conversion from other share class(es)	1,299,543	18,881,047
Shares reacquired upon conversion into other share class(es)	(9,390,112)	(136,147,014)

Net increase (decrease) in shares outstanding	50,975,238	$744,584,855

154

Class B	Shares	Amount
Year ended October 31, 2017:
Shares sold	112,632	$1,625,417
Shares issued in reinvestment of dividends and distributions	67,786	966,330
Shares reacquired	(585,918)	(8,407,187)

Net increase (decrease) in shares outstanding before conversion	(405,500)	(5,815,440)
Shares reacquired upon conversion into other share class(es)	(396,728)	(5,710,615)

Net increase (decrease) in shares outstanding	(802,228)	$(11,526,055)

Year ended October 31, 2016:
Shares sold	236,232	$3,390,195
Shares issued in reinvestment of dividends and distributions	55,653	803,333
Shares reacquired	(460,873)	(6,658,339)

Net increase (decrease) in shares outstanding before conversion	(168,988)	(2,464,811)
Shares reacquired upon conversion into other share class(es)	(246,671)	(3,565,529)

Net increase (decrease) in shares outstanding	(415,659)	$(6,030,340)

Class C
Year ended October 31, 2017:
Shares sold	10,778,341	$155,149,573
Shares issued in reinvestment of dividends and distributions	987,856	14,081,347
Shares reacquired	(9,208,053)	(131,983,417)

Net increase (decrease) in shares outstanding before conversion	2,558,144	37,247,503
Shares reacquired upon conversion into other share class(es)	(3,062,739)	(44,048,562)

Net increase (decrease) in shares outstanding	(504,595)	$(6,801,059)

Year ended October 31, 2016:
Shares sold	16,575,734	$239,635,120
Shares issued in reinvestment of dividends and distributions	533,307	7,708,282
Shares reacquired	(5,723,927)	(82,641,337)

Net increase (decrease) in shares outstanding before conversion	11,385,114	164,702,065
Shares reacquired upon conversion into other share class(es)	(761,800)	(11,096,980)

Net increase (decrease) in shares outstanding	10,623,314	$153,605,085

Class Q
Year ended October 31, 2017:
Shares sold	369,225,496	$5,303,235,100
Shares issued in reinvestment of dividends and distributions	17,156,572	246,393,208
Shares reacquired	(82,789,735)	(1,189,355,621)

Net increase (decrease) in shares outstanding before conversion	303,592,333	4,360,272,687
Shares issued upon conversion from other share class(es)	177,347,827	2,526,620,782
Shares reacquired upon conversion into other share class(es)	(14,516)	(210,858)

Net increase (decrease) in shares outstanding	480,925,644	$6,886,682,611

Year ended October 31, 2016:
Shares sold	120,597,168	$1,741,801,448
Shares issued in reinvestment of dividends and distributions	5,529,233	80,018,252
Shares reacquired	(38,667,870)	(557,489,151)

Net increase (decrease) in shares outstanding before conversion	87,458,531	1,264,330,549
Shares issued upon conversion from other share class(es)	869,144	12,807,623
Shares reacquired upon conversion into other share class(es)	(8,192)	(115,458)

Net increase (decrease) in shares outstanding	88,319,483	$1,277,022,714

Prudential Total Return Bond Fund	155

Notes to Financial Statements (continued)

Class R	Shares	Amount
Year ended October 31, 2017:
Shares sold	11,455,945	$164,198,804
Shares issued in reinvestment of dividends and distributions	1,495,417	21,416,814
Shares reacquired	(9,036,713)	(130,093,585)

Net increase (decrease) in shares outstanding before conversion	3,914,649	55,522,033
Shares reacquired upon conversion into other share class(es)	(6,834)	(98,572)

Net increase (decrease) in shares outstanding	3,907,815	$55,423,461

Year ended October 31, 2016:
Shares sold	14,642,660	$211,517,551
Shares issued in reinvestment of dividends and distributions	936,791	13,566,853
Shares reacquired	(10,723,123)	(155,427,638)

Net increase (decrease) in shares outstanding before conversion	4,856,328	69,656,766
Shares reacquired upon conversion into other share class(es)	(30,599)	(438,245)

Net increase (decrease) in shares outstanding	4,825,729	$69,218,521

Class Z
Year ended October 31, 2017:
Shares sold	501,885,534	$7,194,701,786
Shares issued in reinvestment of dividends and distributions	27,397,983	390,829,384
Shares reacquired	(223,454,719)	(3,194,811,688)

Net increase (decrease) in shares outstanding before conversion	305,828,798	4,390,719,482
Shares issued upon conversion from other share class(es)	52,777,377	749,219,922
Shares reacquired upon conversion into other share class(es)	(178,009,606)	(2,532,552,821)

Net increase (decrease) in shares outstanding	180,596,569	$2,607,386,583

Year ended October 31, 2016:
Shares sold	441,237,109	$6,397,036,184
Shares issued in reinvestment of dividends and distributions	12,794,130	184,896,937
Shares reacquired	(129,661,137)	(1,864,535,418)

Net increase (decrease) in shares outstanding before conversion	324,370,102	4,717,397,703
Shares issued upon conversion from other shares class(es)	10,145,391	146,625,066
Shares reacquired upon conversion into other share class(es)	(1,845,324)	(26,950,510)

Net increase (decrease) in shares outstanding	332,670,169	$4,837,072,259

7. Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 5, 2017 through October 4, 2018. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily

156

and paid quarterly. Prior to October 5, 2017, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund did not utilize the SCA during the reporting period ended October 31, 2017.

Prudential Total Return Bond Fund	157

Financial Highlights

Class A Shares
	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.66	$14.26	$14.48	$14.22	$14.78
Income (loss) from investment operations:
Net investment income (loss)	.36	.37	.35	.39	.45
Net realized and unrealized gain (loss) on investment transactions	.09	.41	(.14)	.36	(.40)
Total from investment operations	.45	.78	.21	.75	.05
Less Dividends and Distributions:
Dividends from net investment income	(.36)	(.38)	(.41)	(.49)	(.46)
Tax return of capital distributions	(.02)	-	-	-	(.02)
Distributions from net realized gains	(.15)	- (e)	(.02)	-	(.13)
Total dividends and distributions	(.53)	(.38)	(.43)	(.49)	(.61)
Net asset value, end of year	$14.58	$14.66	$14.26	$14.48	$14.22
Total Return(b):	3.22%	5.58%	1.45%	5.37%	.40%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,585,778	$3,756,821	$2,925,814	$1,524,896	$1,183,870
Average net assets (000)	$3,394,567	$3,281,321	$2,425,719	$1,251,861	$1,221,286
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	.76%	.79%	.84%	.83%	.85%
Expenses before waivers and/or expense reimbursement	.80%	.82%	.88%	.93%	.94%
Net investment income (loss)	2.52%	2.55%	2.41%	2.76%	3.09%
Portfolio turnover rate	95%	102%	114%	95%	188%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	The distributor of the Fund had contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets through March 8, 2015. Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from .30% to .25% of the average daily net assets.
(e)	Less than $.005 per share.

See Notes to Financial Statements.

158

Class B Shares
	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.66	$14.26	$14.48	$14.22	$14.79
Income (loss) from investment operations:
Net investment income (loss)	.29	.30	.28	.33	.37
Net realized and unrealized gain (loss) on investment transactions	.09	.41	(.15)	.35	(.40)
Total from investment operations	.38	.71	.13	.68	(.03)
Less Dividends and Distributions:
Dividends from net investment income	(.30)	(.31)	(.33)	(.42)	(.39)
Tax return of capital distributions	(.01)	-	-	-	(.02)
Distributions from net realized gains	(.15)	- (d)	(.02)	-	(.13)
Total dividends and distributions	(.46)	(.31)	(.35)	(.42)	(.54)
Net asset value, end of year	$14.58	$14.66	$14.26	$14.48	$14.22
Total Return(b):	2.71%	5.06%	.94%	4.84%	(.17)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$29,874	$41,798	$46,569	$54,377	$62,964
Average net assets (000)	$34,930	$44,541	$50,410	$57,968	$69,093
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.26%	1.29%	1.34%	1.33%	1.35%
Expenses before waivers and/or expense reimbursement	1.61%	1.57%	1.62%	1.63%	1.64%
Net investment income (loss)	2.02%	2.05%	1.95%	2.28%	2.58%
Portfolio turnover rate	95%	102%	114%	95%	188%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Less than $.005 per share.

See Notes to Financial Statements.

Prudential Total Return Bond Fund	159

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.65	$14.24	$14.47	$14.21	$14.78
Income (loss) from investment operations:
Net investment income (loss)	.25	.26	.24	.29	.34
Net realized and unrealized gain (loss) on investment transactions	.09	.43	(.15)	.35	(.40)
Total from investment operations	.34	.69	.09	.64	(.06)
Less Dividends and Distributions:
Dividends from net investment income	(.26)	(.28)	(.30)	(.38)	(.36)
Tax return of capital distributions	(.01)	-	-	-	(.02)
Distributions from net realized gains	(.15)	- (d)	(.02)	-	(.13)
Total dividends and distributions	(.42)	(.28)	(.32)	(.38)	(.51)
Net asset value, end of year	$14.57	$14.65	$14.24	$14.47	$14.21
Total Return(b):	2.45%	4.87%	.62%	4.58%	(.42)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$573,277	$583,752	$416,364	$294,271	$277,163
Average net assets (000)	$559,226	$495,322	$360,622	$252,677	$329,363
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.51%	1.54%	1.59%	1.58%	1.60%
Expenses before waivers and/or expense reimbursement	1.54%	1.57%	1.62%	1.63%	1.64%
Net investment income (loss)	1.77%	1.80%	1.66%	2.02%	2.34%
Portfolio turnover rate	95%	102%	114%	95%	188%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Less than $.005 per share.

See Notes to Financial Statements.

160

Class Q Shares
	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.64	$14.23	$14.46	$14.20	$14.76
Income (loss) from investment operations:
Net investment income (loss)	.41	.42	.39	.43	.49
Net realized and unrealized gain (loss) on investment transactions	.08	.42	(.14)	.37	(.39)
Total from investment operations	.49	.84	.25	.80	.10
Less Dividends and Distributions:
Dividends from net investment income	(.41)	(.43)	(.46)	(.54)	(.51)
Tax return of capital distributions	(.02)	-	-	-	(.02)
Distributions from net realized gains	(.15)	- (d)	(.02)	-	(.13)
Total dividends and distributions	(.58)	(.43)	(.48)	(.54)	(.66)
Net asset value, end of year	$14.55	$14.64	$14.23	$14.46	$14.20
Total Return(b):	3.51%	6.02%	1.76%	5.74%	.74%

Ratios/Supplemental Data:
Net assets, end of year (000)	$10,569,356	$3,590,469	$2,233,740	$210,717	$33,452
Average net assets (000)	$7,326,262	$2,835,235	$1,575,749	$78,632	$33,367
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.42%	.44%	.46%	.49%	.52%
Expenses before waivers and/or expense reimbursement	.42%	.45%	.49%	.51%	.52%
Net investment income (loss)	2.86%	2.91%	2.76%	3.06%	3.42%
Portfolio turnover rate	95%	102%	114%	95%	188%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Less than $.005 per share.

See Notes to Financial Statements.

Prudential Total Return Bond Fund	161

Financial Highlights (continued)

Class R Shares
	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.69	$14.28	$14.51	$14.24	$14.81
Income (loss) from investment operations:
Net investment income (loss)	.33	.33	.30	.36	.41
Net realized and unrealized gain (loss) on investment transactions	.09	.43	(.14)	.36	(.40)
Total from investment operations	.42	.76	.16	.72	.01
Less Dividends and Distributions:
Dividends from net investment income	(.33)	(.35)	(.37)	(.45)	(.43)
Tax return of capital distributions	(.02)	-	-	-	(.02)
Distributions from net realized gains	(.15)	- (d)	(.02)	-	(.13)
Total dividends and distributions	(.50)	(.35)	(.39)	(.45)	(.58)
Net asset value, end of year	$14.61	$14.69	$14.28	$14.51	$14.24
Total Return(b):	2.96%	5.38%	1.14%	5.17%	.08%

Ratios/Supplemental Data:
Net assets, end of year (000)	$665,420	$611,599	$525,824	$108,373	$57,543
Average net assets (000)	$645,580	$573,999	$336,289	$83,878	$44,298
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.01%	1.04%	1.09%	1.08%	1.10%
Expenses before waivers and/or expense reimbursement	1.30%	1.32%	1.37%	1.38%	1.39%
Net investment income (loss)	2.26%	2.30%	2.09%	2.48%	2.84%
Portfolio turnover rate	95%	102%	114%	95%	188%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Less than $.005 per share.

See Notes to Financial Statements.

162

Class Z Shares
	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.61	$14.21	$14.43	$14.17	$14.74
Income (loss) from investment operations:
Net investment income (loss)	.40	.40	.38	.42	.48
Net realized and unrealized gain (loss) on investment transactions	.09	.42	(.14)	.36	(.40)
Total from investment operations	.49	.82	.24	.78	.08
Less Dividends and Distributions:
Dividends from net investment income	(.40)	(.42)	(.44)	(.52)	(.50)
Tax return of capital distributions	(.02)	-	-	-	(.02)
Distributions from net realized gains	(.15)	- (d)	(.02)	-	(.13)
Total dividends and distributions	(.57)	(.42)	(.46)	(.52)	(.65)
Net asset value, end of year	$14.53	$14.61	$14.21	$14.43	$14.17
Total Return(b):	3.49%	5.86%	1.71%	5.65%	.59%

Ratios/Supplemental Data:
Net assets, end of year (000)	$13,078,005	$10,510,479	$5,492,574	$2,324,324	$1,120,294
Average net assets (000)	$10,926,746	$7,230,649	$4,306,353	$1,456,467	$1,370,007
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.51%	.54%	.59%	.58%	.60%
Expenses before waivers and/or expense reimbursement	.55%	.57%	.62%	.63%	.64%
Net investment income (loss)	2.78%	2.81%	2.66%	2.99%	3.34%
Portfolio turnover rate	95%	102%	114%	95%	188%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Less than $.005 per share.

See Notes to Financial Statements.

Prudential Total Return Bond Fund	163

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential Investment Portfolios, Inc. 17:

We have audited the accompanying statement of assets and liabilities of Prudential Total Return Bond Fund (the “Fund”), a series of Prudential Investment Portfolios, Inc. 17, including the schedule of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 18, 2017

164

Tax Information (unaudited)

We are advising you that during the fiscal year ended October 31, 2017, the Fund reports the maximum amount allowed per share but not less than $0.070 for Class A, B, C, Q, R and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2017, the Fund reports the maximum amount allowable but not less than 79.52% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2018, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2017.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the Mutual Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 7.09% of the dividends paid by the Fund qualifies for such deduction.

Please consult your tax adviser or state/local authorities to properly report this information on your tax return. If you have any questions concerning the amounts listed above, please call your financial adviser.

Prudential Total Return Bond Fund	165

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (59) Board Member Portfolios Overseen: 89	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (65) Board Member Portfolios Overseen: 89	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (65) Board Member Portfolios Overseen: 89	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Total Return Bond Fund

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Barry H. Evans (57)± Board Member Portfolios Overseen: 89	Retired; Formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer-Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (2011-present); Director, Manulife Asset Management Limited (2015-present); Formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); Formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).
Keith F. Hartstein (61) Board Member & Independent Chair Portfolios Overseen: 89	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Laurie Simon Hodrick (55)± Board Member Portfolios Overseen: 89	A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (since 1996); Visiting Professor of Law and Rock Center for Corporate Governance Fellow, Stanford Law School (since 2015); Visiting Fellow, Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); Formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008); Formerly Director/Trustee, Merrill Lynch Investment Managers Funds (1999-2006).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company).
Michael S. Hyland, CFA (72) Board Member Portfolios Overseen: 89	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

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Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Richard A. Redeker (74) Board Member & Independent Vice Chair9 Portfolios Overseen: 87	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (74) Board Member Portfolios Overseen: 89	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Frontline Medical Communications (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

± Mr. Evans and Ms. Hodrick joined the Board effective as of September 1, 2017.

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (55) Board Member & President Portfolios Overseen: 89	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.

Prudential Total Return Bond Fund

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Scott E. Benjamin (44) Board Member & Vice President Portfolios Overseen: 89	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (58) Board Member Portfolios Overseen: 88	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A. and Sun National Bank

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

(1) The year that each individual joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Richard A. Redeker, 1994; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (62) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (42) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (59) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (59) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (43) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005

Prudential Total Return Bond Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Andrew R. French (54) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Charles H. Smith (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since 2016
M. Sadiq Peshimam (53) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (59) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (50) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (56) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (49) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Total Return Bond Fund1 (the “Fund”) consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit, and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors,2 met on June 6-8, 2017 and approved the renewal of the agreements through July 31, 2018, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the

[1]	Prudential Total Return Bond Fund is a series of Prudential Investment Portfolios, Inc. 17.
[2]

Barry H. Evans and Laurie Simon Hodrick joined the Board effective as of September 1, 2017. Neither Mr. Evans nor Ms. Hodrick participated in the consideration of the renewal of the advisory agreements.

Prudential Total Return Bond Fund

Approval of Advisory Agreements (continued)

agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2017.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and

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responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income, and the sub-subadvisory services provided by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered their reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser is and the sub-subadviser are affiliated with PGIM Investments and that its profitability is reflected in PGIM Investments’ profitability report. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PGIM Investments realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and

Prudential Total Return Bond Fund

Approval of Advisory Agreements (continued)

maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, and PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2016.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2016. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Core Plus Bond Funds Performance Universe), which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge,

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an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	1st Quartile	1st Quartile	1st Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•

The Board and PGIM Investments agreed to continue the Fund’s existing expense cap, which caps the Fund’s annual operating expenses at 0.51% (exclusive of 12b-1 fees and certain other fees), through February 28, 2018.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Total Return Bond Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Total Return Bond Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL TOTAL RETURN BOND FUND

SHARE CLASS	A	B	C	Q	R	Z
NASDAQ	PDBAX	PRDBX	PDBCX	PTRQX	DTBRX	PDBZX
CUSIP	74440B108	74440B207	74440B306	74440B884	74440B801	74440B405

MF166E

PRUDENTIAL SHORT DURATION MULTI-SECTOR BOND FUND

ANNUAL REPORT

OCTOBER 31, 2017

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Objective: Total return

Highlights

•	The Fund significantly outperformed the Bloomberg Barclays 1-3 Year Government/Credit Index during the reporting period, highlighted by strong sector and issue selection, and yield curve positioning.

•

Security selection was the largest positive contributor to performance, led by positioning in non-agency mortgage-backed securities, collateralized loan obligations, interest rate swaps, investment-grade corporate bonds, commercial mortgage-backed securities, and emerging markets securities.

•	Within corporate bonds, security selection in the retailers & restaurants sector detracted from performance.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2017 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PRUDENTIAL FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved renaming the Fund’s Class Q shares as Class R6 shares, effective on or about June 15, 2018. The renaming of Class Q shares as Class R6 shares will not result in any changes to pricing, eligibility, or shareholder rights and obligations. The renamed Class R6 shares will not be exchangeable with Class R6 shares of the Prudential Day One Funds or the Prudential 60/40 Allocation Fund.

LR993

Prudential Short Duration Multi-Sector Bond Fund	3

PRUDENTIAL FUNDS — UPDATE

Effective on or about June 1, 2018 (the “Effective Date”), the Fund’s Class A, Class C, Class R, and Class Z shares, as applicable, will be closed to investments by new group retirement plans, except as discussed below. Existing group retirement plans as of the Effective Date may keep their investments in their current share class and may continue to make additional purchases or exchanges of that class of shares. As of the Effective Date, all new group retirement plans wishing to add the Fund as a new addition to the plan generally will be into one of the available Class Q shares, Class R2 shares, or Class R4 shares of the Fund.

In addition, on or about the Effective Date, the Class R shares of the Fund will be closed to all new investors, except as discussed below. Due to the closing of the Class R shares to new investors, effective on or about the Effective Date new IRA investors may only purchase Class A, Class C, Class Z, or Class Q shares of the Fund, subject to share class eligibility. Following the Effective Date, no new accounts may be established in the Fund’s Class R shares and no Class R shares may be purchased or acquired by any new Class R shareholder, except as discussed below.

	Class A	Class C	Class Z	Class R
Existing Investors (Group Retirement Plans, IRAs, and all other investors)	No Change	No Change	No Change	No Change
New Group Retirement Plans	Closed to group retirement plans wishing to add the share classes as new additions to plan menus on or about June 1, 2018, subject to certain exceptions below
New IRAs	No Change	No Change	No Change	Closed to all new investors on or about June 1, 2018, subject to certain exceptions below
All Other New Investors	No Change	No Change	No Change

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However, the following new investors may continue to purchase Class A, Class C, Class R, and Class Z shares of the Fund, as applicable:

•	Eligible group retirement plans who are exercising their one-time 90-day repurchase privilege in the Fund will be permitted to purchase such share classes.
•

Plan participants in a group retirement plan that offers Class A, Class C, Class R, or Class Z shares of the Fund as of the Effective Date will be permitted to purchase such share classes of the Fund, even if the plan participant did not own shares of that class of the Fund as of the Effective Date.

•

Certain new group retirement plans will be permitted to offer such share classes of the Fund after the Effective Date, provided that the plan has or is actively negotiating a contractual agreement with the Fund’s distributor or service provider to offer such share classes of the Fund prior to or on the Effective Date.

•

New group retirement plans that combine with, replace, or are otherwise affiliated with a current plan that invests in such share classes prior to or on the Effective Date will be permitted to purchase such share classes.

The Fund also reserves the right to refuse any purchase order that might disrupt management of the Fund or to otherwise modify the closure policy at any time on a case-by-case basis.

Prudential Short Duration Multi-Sector Bond Fund	5

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Short Duration Multi-Sector Bond Fund informative and useful. The report covers performance for the 12-month period ended October 31, 2017.

Significant events during the reporting period included a new US president, followed by uncertainty in Congress over implementing the Trump administration’s policy initiatives. Elsewhere, Britain began its formal legal process to leave the European Union. France elected a more centrist president, which was viewed as a pro-euro referendum. North Korea’s missile launches escalated geopolitical tensions. Also, late in the period, a series of hurricanes caused damage in the US and the Caribbean.

Despite some turbulence in the macro-environment, solid economic fundamentals in the US economy included moderate gross domestic product expansion, robust employment, and accelerating corporate profit growth. Inflation remained tame. The Federal Reserve raised its federal funds rate twice in 2017, and is in the process of winding down its stimulus program.

Global economic growth remained mostly positive. Equities in the US reached new highs amid low volatility, while international equities posted strong gains. European stocks continued to gain. Asian markets were solid, and emerging markets outperformed most regions. Fixed income markets were mixed. High yield and emerging markets bonds were the top performers.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, and build a diversified plan that’s right for you and make adjustments when necessary.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. We’re part of PGIM, a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Short Duration Multi-Sector Bond Fund

December 15, 2017

Prudential Short Duration Multi-Sector Bond Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/17 (with sales charges)
	One Year (%)	Since Inception (%)
Class A	–0.60	1.16 (12/23/13)
Class C	0.98	1.30 (12/23/13)
Class Q	3.00	2.32 (12/23/13)
Class Z	3.30	2.38 (12/23/13)
Bloomberg Barclays US Government/Credit 1-3 Year Index	0.67	0.97
Lipper Short-Intermediate Investment-Grade Debt Funds Average	1.11	1.67

	Average Annual Total Returns as of 10/31/17 (without sales charges)
	One Year (%)	Since Inception (%)
Class A	2.74	2.03 (12/23/13)
Class C	1.98	1.30 (12/23/13)
Class Q	3.00	2.32 (12/23/13)
Class Z	3.30	2.38 (12/23/13)
Bloomberg Barclays US Government/Credit 1-3 Year Index	0.67	0.97
Lipper Short-Intermediate Investment-Grade Debt Funds Average	1.11	1.67

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg Barclays US Government/Credit 1-3 Year Index by portraying the initial account values at the commencement of operations of Class Z shares (December 23, 2013) and the account values at the end of the current fiscal year (October 31, 2017), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for Class A, Class C, and Class Q shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to the Fund’s inception date.

Prudential Short Duration Multi-Sector Bond Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A*	Class C*	Class Q	Class Z*
Maximum initial sales charge	3.25% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

*Certain share classes will be generally closed to investments by new group retirement plans effective on or about June 1, 2018. Please see the “PRUDENTIAL FUNDS—UPDATE” on page 4 of this report for more information.

Benchmark Definitions

Bloomberg Barclays US Government/Credit 1-3 Year Index—The Bloomberg Barclays US Government/Credit 1-3 Year Index is an unmanaged index considered representative of the performance of short-term US corporate bonds and US government bonds with maturities from one to three years.

Lipper Short-Intermediate Investment-Grade Debt Funds Average—The Lipper Short-Intermediate Investment-Grade Debt Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Short-Intermediate Investment-Grade Debt Funds universe for the periods noted. The Lipper Average consists of funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of one to five years.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

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Distributions and Yields as of 10/31/17
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.23	1.84	1.51
Class C	0.16	1.16	0.64
Class Q	0.26	2.15	2.20
Class Z	0.26	2.15	2.07

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements).

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses.

Credit Quality expressed as a percentage of total investments as of 10/31/17 (%)
AAA	47.5
AA	11.0
A	10.4
BBB	9.9
BB	7.5
B	5.0
CCC	0.2
Not Rated	2.9
Cash/Cash Equivalents	5.5
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

Prudential Short Duration Multi-Sector Bond Fund	11

Strategy and Performance Overview

How did the Fund perform?

The Prudential Short Duration Multi-Sector Bond Fund’s Class Z shares returned 3.30% for the 12-month period ended October 31, 2017, outperforming the 0.67% return of the Bloomberg Barclays US Government/Credit 1-3 Year Index (the Index) and the 1.11% return of the Lipper Short-Intermediate Investment-Grade Debt Funds Average.

What were market conditions?

•

At the beginning of the reporting period, the markets had to digest a US presidential election in which Republican candidate Donald Trump bested Democratic candidate Hillary Clinton. The outcome caused global equities to rally and interest rates to rise, as investors anticipated a buoyant US economy, based on their expectations of a pro-business and pro-growth Trump administration. Meanwhile, breakeven inflation rates moved higher as consumer confidence reached its highest level since 2001. (The breakeven inflation rate is a market-based measure of expected inflation.)

•

The first quarter of 2017 was dominated by rising expectations for growth and inflation, as well as signals from the European Central Bank about the potential for further tapering of its asset purchases and/or possible interest rate hikes. Additionally, the Federal Reserve (Fed) raised rates in March and continued to signal that further increases lay ahead. Nevertheless, interest rates in the US, Europe, and Japan generally stopped rising and credit spreads compressed. (Spreads are yield differentials between bonds of comparable maturity.) In this environment, investment-grade corporate bonds generated modestly positive returns, while high yield corporate bonds and emerging markets debt produced slightly stronger gains.

•

During the second quarter, bond market returns were respectable, led by higher yielding/more economically sensitive sectors. The Fed unveiled its plan to start trimming its balance sheet before year-end 2017, while Washington, DC was bogged down in political intrigue, hearings- and investigations, as well as the normal legislative hurdles. Policy disappointment, along with modestly softer economic data, resulted in a modest decline in long-term US interest rates.

•

During the third quarter, the US economy grew at a robust 3% pace for the second consecutive quarter, due in part to a buildup of business inventories. Underlying private-sector domestic demand slowed, likely dampened by the effects of Hurricanes Harvey and Irma. However, strong job gains continued to support consumer spending. Tax reform, if enacted, seemed likely to provide additional support to an already-solid growth outlook.

•

In October, broad-based economic momentum continued, as monthly volatility in US economic data, driven by the hurricanes, largely subsided. Underlying growth remained solid, although perhaps a bit less than the third quarter’s 3% pace might suggest.

12	Visit our website at prudentialfunds.com

Which strategies helped the Fund’s performance?

•	The Fund significantly outperformed the Index during the reporting period, highlighted by strong sector and issue selection, and yield curve positioning.

•

Security selection was the largest positive contributor to performance, led by positioning in non-agency mortgage-backed securities, collateralized loan obligations (CLOs), investment-grade corporate bonds, commercial mortgage-backed securities (CMBS), and emerging markets securities.

•

Positioning within corporate bonds, specifically foreign non-corporate bonds, and bonds in the health care and pharmaceutical sectors added to performance. Among foreign non-corporate bonds, overweight positions in Portugal, Mexican petroleum company Petroleos Mexicanos, and the Dominican Republic were positive. Contributors in the health care & pharmaceutical sector included the Fund’s overweights in Valeant Pharmaceuticals, Kindred Healthcare, and Tenet Healthcare.

•

Sector allocation was also a strong contributor during the period, highlighted by the Fund’s overweights in credit sectors, including high yield corporate bonds, CMBS, investment-grade bonds, and emerging markets debt.

•

In addition, the Fund was helped by its positioning for flatter yield curves. Yield curves are single line graphs that illustrate the relationship between the yields and maturities of fixed income securities.

Which strategies detracted from the Fund’s performance?

•

Within corporate bonds, security selection in the retailers & restaurants sector detracted from performance. Detractors in retailers & restaurants included the Fund’s overweights in Rite Aid, HT Intermediate Holdings, and L Brands.

•

During the period, the Fund was modestly hurt by its strategy to manage duration, which is a measure of the interest rate sensitivity of a bond portfolio or debt securities that is expressed as a number of years. The underperformance of the duration strategy occurred in November 2016 when the Fund held a long duration position as interest rates rose following the US election. The Fund’s active duration positioning ranged from 0.1 years long to 0.8 years long during the period, ending October at the longer end of the range at +0.5 years.

Did the Fund use derivatives and how did they affect performance?

•

During the reporting period, the Fund utilized derivative instruments. Interest rate derivatives were additive to performance, currency derivatives had a negligible impact, and credit derivatives had a negligible impact. For additional information regarding the Fund’s derivative exposure please refer to the Fund’s Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	13

Strategy and Performance Overview (continued)

Current outlook

•

Now that the Fed has begun to taper reinvestments of the maturing Treasuries and mortgage-backed securities on its balance sheet, PGIM Fixed Income expects it to resume gradual rate hikes by raising interest rates 25 basis points at the December policy meeting and then three times in 2018. (A basis point is 1/100th of a percent.) There are risks to this outlook if, for example, the Republicans’ tax package turns out to be more stimulative in 2018 than expected. Modest downside risks include the possibility that the housing market will react more sharply than expected to potential tax law changes.

•

Significant turnover at the Fed creates additional uncertainty over the likely path of rate hikes going forward. Trump’s nomination of current Governor Jerome Powell to be the next Fed chair appeased the market, as he is considered likely to provide continuity with the cautious, gradual policies of Janet Yellen’s term.

•

PGIM Fixed Income maintains a positive view of fundamentals in credit sectors, and at the end of the reporting period, the Fund continues to have exposure to an array of spread sectors, including high yield corporate bonds, investment-grade corporate bonds, emerging markets debt, and structured products, including CMBS, CLOs, and asset-backed securities. Spread sectors are corporate bonds, emerging markets debt, and other types of debt securities that provide extra yield (spread) over similar-duration government bond sectors to compensate for the greater credit risk associated with investing in them.

•

In investment-grade corporate bonds, the Fund has a longer duration emphasis, with an overweight in financials. PGIM Fixed Income continues to favor US financials over industrials, especially US money center banks, given their strong capital requirements, generally solid earnings, and lower event risk. Within industrials, the focus is on names where an “event” has passed as issuers of higher-quality corporate bonds continue to add debt and consolidation remains a concern. Overall, US-centric issuers are favored over multinationals or exporters that are vulnerable to potential protectionist trade policies. The Fund remains overweight BBB-rated issuers because PGIM Fixed Income considers the spread pickup attractive based on expectations of steady economic growth.

•

PGIM Fixed Income continues to be rather constructive on high yield corporate bonds in the expectation that defaults will remain low and below historical averages. In addition, mergers and acquisitions have generally been positive for high yield credits and they are expected to increase under Republican oversight. However, many macro concerns could weigh on the high yield bond market, including uncertainty about China, North Korea, the Middle East, and the Fed. Donald Trump’s anti-globalization policies, unconventional rhetoric, and his mounting political adversity should also elevate risk premiums. Populism, nationalism, and isolationism are on the rise globally, which is negative for economic growth longer term.

14	Visit our website at pgiminvestments.com

•

PGIM Fixed Income remains very positive on structured products at the top of the capital structure, especially AAA-rated CLOs and AAA-rated CMBS. At the same time, PGIM Fixed Income continues to find value in consumer loan securitizations from originators that focus on income-verified underwriting, as well as select subprime auto loans and private refinance student loans. PGIM Fixed Income also likes high-quality credit roll-down plays in five-year prime auto revolver loans and five- to seven-year bank credit cards. Within CMBS, high-quality securities of new issue conduit deals continue to offer value.

•

US government-related sectors, including Treasuries, agency bonds, and agency mortgage-backed securities, remain a significant underweight as PGIM Fixed Income finds more compelling value in the aforementioned sectors. The Fund also occasionally features a modest notional exposure to non-US dollar currencies across a diversified basket of currencies in faster-growing emerging and developed countries, with positioning at the end of the period featuring an underweight in the US dollar.

Prudential Short Duration Multi-Sector Bond Fund	15

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2017. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the

16	Visit our website at pgiminvestments.com

period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Short Duration Multi-Sector Bond Fund		Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,016.00	0.85%	$4.32
	Hypothetical	$1,000.00	$1,020.92	0.85%	$4.33
Class C	Actual	$1,000.00	$1,012.20	1.60%	$8.11
	Hypothetical	$1,000.00	$1,017.14	1.60%	$8.13
Class Q	Actual	$1,000.00	$1,017.30	0.60%	$3.05
	Hypothetical	$1,000.00	$1,022.18	0.60%	$3.06
Class Z	Actual	$1,000.00	$1,018.30	0.60%	$3.05
	Hypothetical	$1,000.00	$1,022.18	0.60%	$3.06

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2017, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2017 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

Prudential Short Duration Multi-Sector Bond Fund	17

Schedule of Investments

as of October 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
LONG-TERM INVESTMENTS 88.9%

ASSET-BACKED SECURITIES 23.8%

Automobiles 0.5%
Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class A, 144A	2.990%		06/20/22		200	$202,054
Exeter Automobile Receivables Trust, Series 2017-3A, Class A, 144A	2.050		12/15/21		382	381,309
OneMain Direct Auto Receivables Trust,
Series 2017-1A, Class A, 144A	2.160		10/15/20		900	898,470
Series 2017-1A, Class B, 144A	2.880		06/15/21		300	299,498

						1,781,331

Collateralized Loan Obligations 18.5%
AIMCO CLO (Cayman Islands), Series 2015-AA, Class A1, 144A, 3 Month LIBOR + 1.700%	3.059	(c)	01/15/28		500	500,457
ALM Ltd. (Cayman Islands),
Series 2013-8A, Class A1R, 144A, 3 Month LIBOR + 1.490%	2.849	(c)	10/15/28		250	252,126
Series 2015-12A, Class A1R, 144A, 3 Month LIBOR + 1.050%	2.409	(c)	04/16/27		750	753,694
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2014-3A, Class A1R, 144A, 3 Month LIBOR + 1.430%	2.808	(c)	04/28/26		800	801,686
Series 2015-6A, Class AR, 144A, 3 Month LIBOR + 1.270%	2.629	(c)	07/15/30		1,500	1,510,357
ARES CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A, 3 Month LIBOR + 1.100%	2.459	(c)	04/15/25		292	292,988
ArrowMark Colorado Holdings (Cayman Islands),
Series 2017-6A, Class A1, 144A, 3 Month LIBOR + 1.280%	2.639	(c)	07/15/29		250	251,825
Series 2017-7A, Class A, 144A, 3 Month LIBOR + 1.220%	2.600	(c)	07/15/30		750	750,000
Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2014-1A, Class AR2, 144A, 3 Month LIBOR + 1.260%	2.619	(c)	07/16/29		750	755,229
Series 2017-8A, Class A, 144A, 3 Month LIBOR + 1.300%	2.607	(c)	01/16/30		750	753,840
Babson Euro CLO (Netherlands), Series 2015-1A, Class A1R, 144A, 3 Month EURIBOR + 0.820%	0.491	(c)	10/25/29	EUR	1,000	1,167,517
Battalion CLO Ltd. (Cayman Islands),
Series 2014-5A, Class A1R, 144A, 3 Month LIBOR + 1.170%	2.523	(c)	04/17/26		1,000	1,000,174
Series 2014-6A, Class A1R, 144A, 3 Month LIBOR + 1.180%	2.533	(c)	10/17/26		850	851,797

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	19

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Battalion CLO Ltd. (Cayman Islands), (cont’d.)
Series 2015-8A, Class A1R, 144A, 3 Month LIBOR + 1.340%	2.694	%(c)	07/18/30		750	$755,098
Series 2016-10A, Class A1, 144A, 3 Month LIBOR + 1.550%	2.915	(c)	01/24/29		250	252,288
Bean Creek CLO Ltd. (Cayman Islands), Series 2015-1A, Class A, 144A, 3 Month LIBOR + 1.620%	2.983	(c)	01/20/28		250	251,400
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2013-IIA Class A1R, 144A, 3 Month LIBOR + 1.250%	2.609	(c)	07/15/29		750	750,539
Series 2015-VIIA, Class A1A, 144A, 3 Month LIBOR + 1.530%	2.884	(c)	07/18/27		250	250,099
Series 2017-12A, Class A1, 144A, 3 Month LIBOR + 1.250%	2.597	(c)	10/15/30		1,250	1,255,598
BlueMountain CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1R, 144A, 3 Month LIBOR + 1.330%	2.689	(c)	04/13/27		750	752,454
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A, 3 Month LIBOR + 1.150%	2.503	(c)	04/17/25		231	231,500
Burnham Park CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 144A, 3 Month LIBOR + 1.430%	2.793	(c)	10/20/29		500	504,379
Canyon Capital CLO (Cayman Islands), Series 2015-1A, Class AS, 144A, 3 Month LIBOR + 1.250%	2.609	(c)	04/15/29		250	250,023
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2014-2A, Class AR, 144A, 3 Month LIBOR + 1.250%	2.565	(c)	05/15/25		750	755,074
Carlyle Global Markets Strategies Euro CLO Ltd. (United Kingdom), Series 2014-2A	2.250		08/15/27	EUR	1,100	1,287,528
Carlyle US CLO Ltd. (Cayman Islands),
Series 2017-1A, Class A1B, 144A, 3 Month LIBOR + 1.230%	2.593	(c)	04/20/31		250	251,759
Series 2017-2A, Class A1B, 144A, 3 Month LIBOR + 1.220%	2.552	(c)	07/20/31		500	503,234
Series 2017-4A, Class A1, 144A, 3 Month LIBOR + 1.180%	2.534	(c)	01/15/30		1,250	1,250,000
Catamaran CLO (Cayman Islands), Series 2014-1A, Class A1AR, 144A, 3 Month LIBOR + 1.260%	2.623	(c)	04/22/30		2,500	2,500,000
Catamaran CLO Ltd. (Cayman Islands),
Series 2014-2A, Class A1R, 144A, 3 Month LIBOR + 1.400%	2.754	(c)	10/18/26		250	249,896
Series 2015-1A, Class A, 144A, 3 Month LIBOR + 1.550%	2.913	(c)	04/22/27		750	750,970
Cavalry CLO Ltd. (Cayman Islands), Series 2014-4A, Class AR, 144A, 3 Month LIBOR + 0.850%	2.209	(c)	10/15/26		250	250,078

See Notes to Financial Statements.

20

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Eaton Vance CLO Ltd. (Cayman Islands), Series 2014-1A, Class AR, 144A, 3 Month LIBOR + 1.200%	2.559	%(c)	07/15/26		500	$502,304
ECP CLO Ltd. (Cayman Islands), Series 2014-6A, Class A1A, 144A, 3 Month LIBOR + 1.450%	2.809	(c)	07/15/26		250	250,200
Elevation CLO (Cayman Islands), Series 2014-2A, Class A1R, 144A, 3 Month LIBOR + 1.230%^	2.580	(c)	10/15/29		500	500,000
Flagship CLO Ltd. (Cayman Islands), Series 2014-8A, Class AR, 144A, 3 Month LIBOR + 1.250%	2.609	(c)	01/16/26		500	502,313
Flatiron CLO Ltd. (Cayman Islands), Series 2015-1A, Class AR, 144A, 3 Month LIBOR + 0.890%	2.249	(c)	04/15/27		1,600	1,600,764
Galaxy CLO Ltd. (Cayman Islands), Series 2014-18A, Class AR, 144A, 3 Month LIBOR + 1.170%	2.529	(c)	10/15/26		750	753,272
Highbridge Loan Management Ltd. (Cayman Islands), Series 6A-2015, Class A, 144A, 3 Month LIBOR + 1.450%	2.762	(c)	05/05/27		250	250,360
ICG US CLO Ltd. (Cayman Islands),
Series 2014-1A, Class A1, 144A, 3 Month LIBOR + 1.150%	2.513	(c)	04/20/26		400	399,972
Series 2017-2A, Class A1, 144A, 3 Month LIBOR + 1.280%	2.597	(c)	10/23/29		1,250	1,258,380
Jackson Mill CLO Ltd. (Cayman Islands), Series 2015-1A, Class A, 144A, 3 Month LIBOR + 1.540%	2.899	(c)	04/15/27		400	400,497
Jamestown CLO Ltd. (Cayman Islands), Series 2016-9A, Class A1B, 144A, 3 Month LIBOR + 1.500%	2.863	(c)	10/20/28		750	756,452
Jubilee CLO (Netherlands),
Series 2017-19A, Class A1, 144A, 3 Month EURIBOR + 0.800%	0.469	(c)	07/15/30	EUR	950	1,106,607
Series 2017-19A, Class A2, 144A	1.150		07/15/30	EUR	500	582,425
KKR CLO Ltd. (Cayman Islands), Series 18, Class A, 144A, 3 Month LIBOR + 1.270%	2.624	(c)	07/18/30		750	756,926
KVK CLO Ltd. (Cayman Islands),
Series 2014-1A, Class A1R, 144A, 3 Month LIBOR + 1.300%	2.615	(c)	05/15/26		1,000	1,000,210
Series 2014-3A, Class AR, 144A, 3 Month LIBOR + 1.200%	2.559	(c)	10/15/26		1,000	1,003,433
Limerock CLO Ltd. (Cayman Islands), Series 2014-2A, Class AR, 144A, 3 Month LIBOR + 1.300%	2.654	(c)	04/18/26		1,750	1,757,408
Magnetite Ltd. (Cayman Islands), Series 2014-11A, Class A1R, 144A, 3 Month LIBOR + 1.120%	2.474	(c)	01/18/27		350	351,006
Mill Creek CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 144A, 3 Month LIBOR + 1.750%	3.113	(c)	04/20/28		250	251,417

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	21

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Mountain View CLO Ltd. (Cayman Islands), Series 2015-9A, Class A1A, 144A, 3 Month LIBOR + 1.460%	2.819	%(c)	07/15/27	500	$501,000
OCP CLO Ltd. (Cayman Islands), Series 2017-13A, Class A1A, 144A, 3 Month LIBOR + 1.260%	2.561	(c)	07/15/30	750	755,809
OZLM Funding Ltd. (Cayman Islands),
Series 2012-2A, Class A1R, 144A, 3 Month LIBOR + 1.440%	2.818	(c)	10/30/27	500	501,489
Series 2013-4A, Class A1R, 144A, 3 Month LIBOR + 1.250%	2.613	(c)	10/22/30	2,250	2,259,249
OZLM Ltd. (Cayman Islands),
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250%	2.628	(c)	10/30/30	1,000	1,007,292
Series 2016-15A, Class A1, 144A, 3 Month LIBOR + 1.490%	2.853	(c)	01/20/29	1,250	1,264,294
Palmer Square CLO Ltd. (Cayman Islands),
Series 2014-1A, Class A1R, 144A, 3 Month LIBOR + 1.370%	2.723	(c)	01/17/27	1,000	999,530
Series 2015-1A, Class A1R, 144A, 3 Month LIBOR + 1.300%	2.616	(c)	05/21/29	1,250	1,255,970
Series 2015-2A, Class A1AR, 144A, 3 Month LIBOR + 1.270%	2.633	(c)	07/20/30	1,500	1,510,276
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands), Series 2017-1A, Class A1, 144A, 3 Month LIBOR + 1.220%	2.633	(c)	11/14/29	1,000	1,000,000
Regatta Funding LP (Cayman Islands), Series 2013-2A, Class A1R, 144A, 3 Month LIBOR + 1.540%	2.899	(c)	01/15/29	500	504,481
Regatta Funding Ltd. (Cayman Islands),
Series 2016-1A, Class A1, 144A, 3 Month LIBOR + 1.520%	2.845	(c)	12/20/28	500	504,477
Series 2017-1A, Class A, 144A, 3 Month LIBOR + 1.250%	2.619	(c)	10/17/30	500	501,905
Shackleton CLO Ltd. (Cayman Islands),
Series 2014-5A, Class AR, 144A, 3 Month LIBOR + 1.140%	2.452	(c)	05/07/26	1,500	1,505,239
Series 2017-11A, Class A, 144A, 3 Month LIBOR + 1.270%	2.582	(c)	08/15/30	500	502,236
Silver Creek CLO Ltd. (Cayman Islands), Series 2014-1A, Class AR, 144A, 3 Month LIBOR + 1.240%	2.603	(c)	07/20/30	500	503,346
Sound Point CLO Ltd. (Cayman Islands),
Series 2015-2A, Class AR, 144A, 3 Month LIBOR + 0.880%	2.138	(c)	07/20/27	250	250,091
Series 2017-2A, Class A, 144A, 3 Month LIBOR + 1.280%	2.567	(c)	07/25/30	1,000	1,007,278
Series 2017-3A, Class A1A, 144A, 3 Month LIBOR + 1.220%^	2.578	(c)	10/20/30	1,250	1,250,000

See Notes to Financial Statements.

22

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
St. Paul’s CLO DAC (Ireland), Series 4A, Class A2BR, 144A	2.050%		04/25/30	EUR	3,000	$3,494,548
St. Paul’s CLO DAC (Netherlands), Series 7A, Class B2, 144A	2.400		04/30/30	EUR	1,000	1,162,857
Telos CLO (Cayman Islands), Series 2013-3A, Class AR, 144A, 3 Month LIBOR + 1.300%	2.653	(c)	07/17/26		250	250,158
TICP CLO Ltd. (Cayman Islands),
Series 2016-6A, Class A, 144A, 3 Month LIBOR + 1.550%	2.909	(c)	01/15/29		500	504,679
Series 2017-7A, Class AS, 144A, 3 Month LIBOR + 1.230%	2.534	(c)	07/15/29		750	752,463
Trinitas CLO Ltd. (Cayman Islands),
Series 2016-5A, Class A, 144A, 3 Month LIBOR + 1.700%	3.067	(c)	10/25/28		500	502,034
Series 2017-6A, Class A, 144A, 3 Month LIBOR + 1.320%	2.655	(c)	07/25/29		750	752,290
Tryon Park CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A, 3 Month LIBOR + 1.120%	2.479	(c)	07/15/25		213	213,520
Venture CDO Ltd. (Cayman Islands),
Series 2017-28AR, Class A1, 144A, 3 Month LIBOR + 1.240%	2.686	(c)	10/21/29		500	504,188
Series 2015-21A, Class AR, 144A, 3 Month LIBOR + 0.880%	2.239	(c)	07/15/27		250	250,045
Voya CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1AR, 144A, 3 Month LIBOR + 1.210%	2.569	(c)	10/15/30		2,250	2,251,451
Wellfleet CLO Ltd. (Cayman Islands),
Series 2016-2A, Class A1, 144A, 3 Month LIBOR + 1.650%	3.013	(c)	10/20/28		500	502,824
Series 2017-1A, Class A1, 144A, 3 Month LIBOR + 1.320%	2.683	(c)	04/20/29		500	502,878
Series 2017-2A, Class A1, 144A, 3 Month LIBOR + 1.250%	2.626	(c)	10/20/29		1,000	1,007,861
West CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1AR, 144A, 3 Month LIBOR + 1.160%	2.472	(c)	11/07/25		1,000	1,002,308
Zais CLO Ltd. (Cayman Islands),
Series 2017-1A, Class A1, 144A, 3 Month LIBOR + 1.370%	2.729	(c)	07/15/29		1,000	1,009,792
Series 2017-2A, Class A, 144A, 3 Month LIBOR + 1.290%	2.647	(c)	04/15/30		750	753,435

						69,678,846

Consumer Loans 1.1%
Lendmark Funding Trust,
Series 2016-2A, Class A, 144A	3.260		04/21/25		100	100,262
Series 2017-1A, Class A, 144A	2.830		12/22/25		200	199,723

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	23

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Consumer Loans (cont’d.)
OneMain Financial Issuance Trust,
Series 2015-1A, Class A, 144A	3.190%		03/18/26	500	$503,721
Series 2015-2A, Class A, 144A	2.570		07/18/25	299	298,948
Series 2015-2A, Class C, 144A	4.320		07/18/25	200	200,270
Series 2016-1A, Class A, 144A	3.660		02/20/29	300	306,345
Series 2017-1A, Class B, 144A	2.790		09/14/32	100	99,095
Series 2017-1A, Class C, 144A	3.350		09/14/32	100	99,204
Oportun Funding LLC,
Series 2016-C, Class A, 144A	3.280		11/08/21	300	300,731
Series 2017-A, Class A, 144A	3.230		06/08/23	250	250,368
Series 2017-B, Class A, 144A	3.220		10/10/23	700	698,942
PNMAC GMSR Issuer Trust, Series 2017-GT2, Class A, 144A, 1 Month LIBOR + 4.000%	5.238	(c)	08/25/23	325	325,114
SpringCastle America Funding LLC, Series 2016-AA, Class A, 144A	3.050		04/25/29	357	358,782
Springleaf Funding Trust, Series 2015-AA, Class A, 144A	3.160		11/15/24	500	502,835

					4,244,340

Home Equity Loans 1.8%
ABFC Trust, Series 2003-AHL1, Class A1	4.184		03/25/33	116	115,377
ACE Securities Corp. Home Equity Loan Trust, Series 2003-OP1, Class M1, 1 Month LIBOR + 1.050%	2.288	(c)	12/25/33	218	215,832
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2003-HE7, Class M1, 1 Month LIBOR + 0.975%	2.214	(c)	12/15/33	163	162,987
Bear Stearns Asset-Backed Securities I Trust, Series 2004-HE6, Class M1, 1 Month LIBOR + 0.855%	2.093	(c)	08/25/34	318	303,010
Bear Stearns Asset-Backed Securities Trust, Series 2003-2, Class A3, 1 Month LIBOR + 1.500%	2.738	(c)	03/25/43	363	358,508
Chase Funding Loan Acquisition Trust, Series 2004-OPT1, Class M1, 1 Month LIBOR + 0.855%	2.093	(c)	06/25/34	1,008	958,229
Home Equity Asset Trust, Series 2003-8, Class M1, 1 Month LIBOR + 1.080%	2.318	(c)	04/25/34	631	636,116
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-HE3, Class A3, 1 Month LIBOR + 1.040%	2.278	(c)	10/25/33	1,054	1,030,874
Series 2003-NC10, Class M1, 1 Month LIBOR + 1.020%	2.258	(c)	10/25/33	265	262,433
Option One Mortgage Acceptance Corp. Asset-Backed Certificates,
Series 2003-4, Class A2, 1 Month LIBOR + 0.640%	1.878	(c)	07/25/33	390	378,740
Series 2003-6, Class A2, 1 Month LIBOR + 0.660%	1.898	(c)	11/25/33	1,181	1,154,121
RAMP Trust, Series 2005-EFC3, Class M5, 1 Month LIBOR + 0.640%	2.200	(c)	08/25/35	1,400	1,413,789

					6,990,016

See Notes to Financial Statements.

24

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities 1.9%
CIT Mortgage Loan Trust, Series 2007-1, Class 1A, 144A, 1 Month LIBOR + 1.350%	2.588	%(c)	10/25/37		958	$962,972
Countrywide Asset-Backed Certificates, Series 2003-BC2, Class 2A1, 1 Month LIBOR + 0.600%	1.838	(c)	06/25/33		121	114,136
Credit Suisse Mortgage Trust,
Series 2016-RPL1, Class A1, 144A, 1 Month LIBOR + 3.150%	4.385	(c)	12/26/46		580	581,871
Series 2017, Class 3R, 144A	3.239	(cc)	02/27/47		308	307,320
Series 2017, Class 6R, 144A	2.786	(cc)	03/06/47		488	489,160
CWABS, Inc. Asset-backed Certificates Trust, Series 2004-4, Class 1A, 1 Month LIBOR + 0.420%	1.658	(c)	08/25/34		1,045	971,500
Fremont Home Loan Trust, Series 2004-2, Class M1, 1 Month LIBOR + 0.855%	2.093	(c)	07/25/34		615	611,112
Structured Asset Investment Loan Trust, Series 2003-BC2, Class A3, 1 Month LIBOR + 0.700%	1.938	(c)	04/25/33		211	205,962
Structured Asset Investment Loan Trust (Cayman Islands), Series 2003-BC9, Class 3A3, 1 Month LIBOR + 0.700%	1.938	(c)	08/25/33		153	153,142
Structured Asset Investment Loan Trust, Series 2004-8, Class A8, 1 Month LIBOR + 1.000%	2.238	(c)	09/25/34		1,342	1,313,781
Towd Point Mortgage Trust (United Kingdom), Series 2016-VA1, Class A1	1.482	(cc)	02/20/54	GBP	266	355,750
Towd Point Mortgage Trust, Series 2017-4, Class A1, 144A	2.750	(cc)	06/25/57		485	485,784
VOLT LLC,
Series 2017-NP10, Class A1, 144A^	3.000		10/25/47		500	500,000
Series 2017-NPL4, Class A1, 144A	3.375		04/25/47		71	71,800

						7,124,290

Student Loans 0.0%
Earnest Student Loan Program LLC, Series 2016-D, Class A1, 144A, 1 Month LIBOR + 1.400%	2.638	(c)	01/25/41		65	66,107

TOTAL ASSET-BACKED SECURITIES (cost $89,085,894)						89,884,930

BANK LOANS(c) 0.4%

Financial Institutions 0.2%
McAfee LLC,
First Lien Closing Date Term Loan, 3 Month LIBOR + 4.500%	5.830		09/30/24		625	628,847
Second Lien Initial Loan, 3 Month LIBOR + 8.500%	9.830		09/30/25		150	151,219

						780,066

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	25

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
BANK LOANS (Continued)

Retail 0.1%
Rite Aid Corp., Tranche 2 Term Loan (Second Lien), 3 Month LIBOR + 3.800%	5.130%		06/21/21	150	$150,375

Technology 0.1%
Dell International, Replacement Term A-3 Loan, 3 Month LIBOR + 1.500%	2.750		12/31/18	463	463,246

TOTAL BANK LOANS (cost $1,372,358)					1,393,687

COMMERCIAL MORTGAGE-BACKED SECURITIES 14.0%
245 Park Avenue Trust, Series 2017-245P, Class A, 144A	3.508		06/05/37	155	159,784
BANK,
Series 2017-BNK5, Class A4	3.131		06/15/60	1,000	1,007,900
Series 2017-BNK6, Class A4	3.254		07/15/60	800	815,968
Series 2017-BNK8, Class A3^	3.229		11/15/50	675	681,731
BBCCRE Trust, Series 2015-GTP, Class A, 144A	3.966		08/10/33	300	305,859
CD Commercial Mortgage Trust, Series 2017-CD4, Class A3	3.248		05/10/50	600	610,806
CD Mortgage Trust, Series 2017-CD5, Class A3	3.171		08/15/50	800	810,366
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class A4	3.283		05/10/58	600	607,021
Citigroup Commercial Mortgage Trust,
Series 2013-GC11, Class A2	1.987		04/10/46	229	229,011
Series 2014-GC21, Class A4	3.575		05/10/47	250	261,522
Series 2014-GC25, Class A4	3.635		10/10/47	1,250	1,308,892
Series 2015-GC33, Class A4	3.778		09/10/58	1,550	1,635,453
Series 2016-C1, Class A4	3.209		05/10/49	200	203,372
Series 2016-C3, Class A3	2.896		11/15/49	700	693,052
Series 2016-GC37, Class A4	3.314		04/10/49	2,100	2,143,069
Series 2017-C4, Class A3	3.209		10/12/50	1,150	1,165,846
Series 2017-P7, Class XC, IO	0.326	(cc)	04/14/50	16,000	385,645
Series 2017-P8, Class A3	3.203		09/15/50	1,600	1,618,463
CityLine Commercial Mortgage Trust,
Series 2016-CLNE, Class B, 144A	2.778	(cc)	11/10/31	300	293,669
Series 2016-CLNE, Class C, 144A	2.778	(cc)	11/10/31	100	96,248
Commercial Mortgage Trust,
Series 2012-CR1, Class XA, IO	1.879	(cc)	05/15/45	1,099	76,300
Series 2013-CR10, Class A2	2.972		08/10/46	250	252,250
Series 2014-CR15, Class XB, IO, 144A	0.024		02/10/47	157,461	195,724
Series 2014-UBS5, Class A4	3.838		09/10/47	400	422,537
Series 2015-CR26, Class A4	3.630		10/10/48	150	156,625

See Notes to Financial Statements.

26

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Commercial Mortgage Trust, (cont’d.)
Series 2015-LC21, Class A4	3.708%		07/10/48	300	$315,314
Series 2015-PC1, Class A5	3.902		07/10/50	2,000	2,119,531
Series 2016-COR1, Class A3	2.826		10/10/49	700	689,688
Series 2016-DC2, Class A5	3.765		02/10/49	350	368,015
Series 2017-COR2, Class A2	3.239		09/10/50	1,725	1,749,478
Credit Suisse Mortgage Trust,
Series 2016-NXSR, Class A4	3.795	(cc)	12/15/49	200	210,645
Series 2017-LSTK, Class B, 144A	3.030		04/05/33	500	504,159
Series 2017-LSTK, Class C, 144A	3.229		04/05/33	300	302,980
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A4	3.718		08/15/48	1,700	1,786,435
DBJPM Mortgage Trust,
Series 2016-C3, Class A4	2.632		09/10/49	400	390,096
Series 2017-C6, Class A4	3.071		06/10/50	600	600,267
DBWF Mortgage Trust, Series 2016-85T, Class D, 144A	3.808	(cc)	12/10/36	200	199,094
Eleven Madison Trust Mortgage Trust, Series 2015-11MD, Class C, 144A	3.555	(cc)	09/10/35	250	251,645
Fannie Mae-Aces, Series 2015-M7, Class AB2	2.502		12/25/24	980	966,059
FHLMC Multifamily Structured Pass-Through Certificates,
Series K006, Class AX1, IO	0.964	(cc)	01/25/20	7,774	139,429
Series K007, Class X1, IO	1.219	(cc)	04/25/20	5,818	123,265
Series K008, Class X1, IO	1.537	(cc)	06/25/20	1,164	38,516
Series K018, Class X1, IO	1.376	(cc)	01/25/22	2,984	138,351
Series K020, Class X1, IO	1.429	(cc)	05/25/22	1,850	98,566
Series K025, Class X1, IO	0.999	(cc)	10/25/22	6,654	236,059
Series K725, Class X1, IO	0.712	(cc)	01/25/24	44,457	1,721,170
GS Mortgage Securities Trust,
Series 2014-GC20, Class XB, IO	0.330	(cc)	04/10/47	15,000	397,440
Series 2017-GS6, Class A2	3.164		05/10/50	700	704,495
Series 2017-GS7, Class A3	3.167		08/10/50	1,180	1,205,306
IMT Trust,
Series 2017-APTS, Class AFX, 144A	3.478		06/15/34	500	510,137
Series 2017-APTS, Class XFLC, IO, 144A	0.165	(cc)	06/15/34	205,315	111,958
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C29, Class A4	3.611		05/15/48	1,890	1,967,840
Series 2017-C7, Class A4	3.147		10/15/50	1,100	1,106,440
Series 2014-C25, Class A5	3.672		11/15/47	1,400	1,464,379
Series 2015-C29, Class XA, IO	0.930	(cc)	05/15/48	20,624	743,795
Series 2015-C31, Class A3	3.801		08/15/48	1,475	1,548,405
Series 2016-C1, Class A5	3.576		03/15/49	600	623,360

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	27

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A4	3.414%		03/15/50	400	$411,726
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C20, Class A3	2.988		02/15/48	1,025	1,030,359
Series 2016-C29, Class A3	3.058		05/15/49	2,750	2,763,385
Series 2016-C30, Class A5	2.860		09/15/49	350	344,305
Series 2017-C33, Class A4	3.337		05/15/50	1,200	1,223,996
Morgan Stanley Capital ITrust,
Series 2015-UBS8, Class A4	3.809		12/15/48	1,770	1,869,163
Series 2017-H1, Class A4	3.259		06/15/50	600	609,875
SCG Trust, Series 2013-SRP1, Class A, 144A, 1 Month LIBOR + 1.650%	2.889	(c)	11/15/26	620	613,784
UBS Commercial Mortgage Trust, Series 2017-C2, Class A3	3.225		08/15/50	1,100	1,115,054
Wells Fargo Commercial Mortgage Trust,
Series 2017-C39, Class A4	3.157		09/15/50	1,400	1,414,277
Series 2017-C39, Class A5	3.418		09/15/50	575	592,205
Series 2017-C40, Class A3	3.317		10/15/50	350	358,473
Series 2017-RB1, Class A4	3.374		03/15/50	875	898,757

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $52,626,238)					52,714,789

CORPORATE BONDS 28.1%

Agriculture 0.4%
Altria Group, Inc., Gtd. Notes	2.850		08/09/22	100	101,395
BAT Capital Corp. (United Kingdom), Gtd. Notes, 144A	2.297		08/14/20	1,220	1,220,440
Philip Morris International, Inc., Sr. Unsec’d. Notes	4.125		05/17/21	100	106,164

					1,427,999

Airlines 0.1%
American Airlines 2013-2 Class A Pass-Through Trust, Pass-Through Certificates	4.950		07/15/24	146	155,955
Delta Air Lines 2010-2 Class A Pass-Through Trust, Pass-Through Certificates	4.950		11/23/20	98	100,866
United Airlines 2014-1 Class A Pass-Through Trust, Pass-Through Certificates	4.000		10/11/27	138	144,531

					401,352

Auto Manufacturers 0.4%
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	2.200		05/05/20	210	210,032
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.375		01/16/18	700	700,980

See Notes to Financial Statements.

28

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Auto Manufacturers (cont’d.)
General Motors Co., Sr. Unsec’d. Notes	6.600%		04/01/36	70	$83,768
General Motors Financial Co., Inc., Gtd. Notes	3.500		07/10/19	295	301,476
Jaguar Land Rover Automotive PLC (United Kingdom), Gtd. Notes, 144A	4.250		11/15/19	200	206,000

					1,502,256

Banks 6.1%
Agence Francaise de Developpement (France), Sr. Unsec’d. Notes	1.625		01/21/20	1,000	990,713
Banco De Credito del Peru (Peru), Sr. Unsec’d. Notes, 144A	2.250		10/25/19	200	200,250
Bank Nederlandse Gemeenten NV (Netherlands),
Sr. Unsec’d. Notes, 144A, MTN	1.750		10/05/20	200	198,662
Sr. Unsec’d. Notes, MTN	1.125		05/25/18	600	598,564
Sr. Unsec’d. Notes, 144A, MTN	2.375		02/01/22	800	805,642
Bank of America Corp.,
Jr. Sub. Notes	6.300		03/10/18	40	45,571
Jr. Sub. Notes	8.125		11/15/17	175	180,530
Sr. Unsec’d. Notes, GMTN	3.300		01/11/23	125	128,048
Sr. Unsec’d. Notes, GMTN	3.593		07/21/28	530	535,361
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.870%, MTN	2.205	(c)	04/01/19	250	252,200
Sr. Unsec’d. Notes, MTN	2.600		01/15/19	520	523,430
Sr. Unsec’d. Notes, MTN	4.125		01/22/24	250	266,298
Sr. Unsec’d. Notes, MTN	4.443		01/20/48	470	509,376
Sr. Unsec’d. Notes, MTN	5.650		05/01/18	125	127,407
Sub. Notes, MTN	3.950		04/21/25	300	309,181
Bank of New York Mellon Corp. (The), Jr. Sub. Notes	4.625		12/20/17	125	128,594
Bank of Tokyo-Mitsubishi UFJ Ltd. (The) (Japan), Sr. Unsec’d. Notes, 144A	2.300		03/10/19	310	311,201
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	4.375		01/12/26	200	209,562
BNP Paribas SA (France), Sr. Unsec’d. Notes, 144A, MTN	2.950		05/23/22	415	419,433
BPCE SA (France), Gtd. Notes, 144A, MTN	3.000		05/22/22	250	251,179
Branch Banking & Trust Co., Sr. Unsec’d. Notes, BKNT	2.850		04/01/21	550	560,312
Citigroup, Inc.,
Jr. Sub. Notes	5.950		08/15/20	235	247,967
Jr. Sub. Notes	6.125		12/31/49	105	112,613
Sr. Unsec’d. Notes	3.520		10/27/28	990	987,249
Sub. Notes	4.400		06/10/25	210	221,902
Sub. Notes	4.600		03/09/26	165	175,865
Sub. Notes	4.750		05/18/46	455	493,907

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	29

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Banks (cont’d.)
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes	3.125%	12/10/20	250	$254,763
Deutsche Bank AG (Germany), Sr. Unsec’d. Notes, GMTN	3.375	05/12/21	315	320,052
Development Bank of Japan, Inc. (Japan), Gov’t. Gtd. Notes, 144A, MTN	2.125	09/01/22	200	197,425
Dexia Credit Local SA (France),
Gov’t. Liquid Gtd. Notes	2.250	02/18/20	250	250,571
Gov’t. Liquid Gtd. Notes	1.875	01/29/20	750	746,881
Gov’t. Liquid Gtd. Notes, 144A	1.875	09/15/21	500	491,641
Fifth Third Bank, Sr. Unsec’d. Notes, BKNT	2.375	04/25/19	200	201,216
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes	5.375	12/29/49	175	181,563
Sr. Unsec’d. Notes	2.905	07/24/23	1,400	1,393,895
Sr. Unsec’d. Notes	3.500	01/23/25	515	523,020
Sr. Unsec’d. Notes	3.500	11/16/26	280	280,393
Sr. Unsec’d. Notes	3.850	01/26/27	520	532,054
Sub. Notes	5.150	05/22/45	125	142,358
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	5.100	04/05/21	125	135,875
Intesa Sanpaolo SpA (Italy), Sr. Unsec’d. Notes, 144A	3.875	07/14/27	200	201,294
JPMorgan Chase & Co.,
Jr. Sub. Notes	6.100	04/01/18	125	139,375
Jr. Sub. Notes	7.900	01/30/18	200	205,100
Sr. Unsec’d. Notes(a)	3.540	05/01/28	395	398,904
Sr. Unsec’d. Notes	3.625	05/13/24	350	364,747
Sr. Unsec’d. Notes	6.000	01/15/18	550	554,928
Sub. Notes	4.250	10/01/27	215	227,188
KeyCorp, Sr. Unsec’d. Notes, MTN	5.100	03/24/21	400	435,702
Lloyds Bank PLC (United Kingdom), Gtd. Notes, 144A, MTN	5.800	01/13/20	375	404,039
Manufacturers & Traders Trust Co., Sr. Unsec’d. Notes, BKNT	2.300	01/30/19	350	351,366
Morgan Stanley,
Jr. Sub. Notes	5.450	01/15/18	75	77,775
Sr. Unsec’d. Notes	3.971	07/22/38	440	445,660
Sr. Unsec’d. Notes	4.375	01/22/47	440	467,290
Sr. Unsec’d. Notes, GMTN	5.500	01/26/20	400	428,624
Sr. Unsec’d. Notes, GMTN	6.625	04/01/18	200	203,972
Sub. Notes, GMTN	4.350	09/08/26	335	351,156
Sub. Notes, MTN	5.000	11/24/25	165	179,984
PNC Bank NA, Sub. Notes, BKNT	4.200	11/01/25	350	376,165
Santander UK PLC (United Kingdom), Sr. Unsec’d. Notes	2.375	03/16/20	240	241,975

See Notes to Financial Statements.

30

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Banks (cont’d.)
Skandinaviska Enskilda Banken AB (Sweden), Sr. Unsec’d. Notes, 144A, MTN	2.375%		03/25/19	325	$326,987
State Street Corp., Jr. Sub. Notes	5.250		03/15/18	125	131,719
U.S. Bancorp, Sr. Unsec’d. Notes, 3 Month LIBOR + 0.400%, MTN	1.767		04/25/19	500	502,008
UBS Group Funding Switzerland AG (Switzerland), Gtd. Notes, 144A	3.000		04/15/21	390	395,860
Wells Fargo & Co.,
Jr. Sub. Notes	7.980		03/29/49	200	204,060
Sr. Unsec’d. Notes	2.500		03/04/21	75	75,307

					23,133,909

Beverages 0.1%
Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes	4.700		02/01/36	160	175,178
Gtd. Notes	4.900		02/01/46	40	44,984
Central American Bottling Corp. (Guatemala), Gtd. Notes, 144A	5.750		01/31/27	200	211,168

					431,330

Biotechnology 0.1%
Amgen, Inc.,
Sr. Unsec’d. Notes	3.875		11/15/21	250	263,003
Sr. Unsec’d. Notes	4.663		06/15/51	145	156,817

					419,820

Chemicals 0.4%
Dow Chemical Co. (The),
Sr. Unsec’d. Notes	4.125		11/15/21	100	106,019
Sr. Unsec’d. Notes	4.250		11/15/20	93	97,579
LyondellBasell Industries NV, Sr. Unsec’d. Notes	6.000		11/15/21	350	393,161
Mexichem SAB de CV (Mexico), Gtd. Notes, 144A	4.875		09/19/22	290	308,850
Sherwin-Williams Co. (The), Sr. Unsec’d. Notes	3.450		06/01/27	85	86,347
Westlake Chemical Corp., Gtd. Notes	4.625		02/15/21	540	556,200

					1,548,156

Commercial Services 0.6%
Equifax, Inc., Sr. Unsec’d. Notes	3.250		06/01/26	265	249,862
ERAC USA Finance LLC, Gtd. Notes, 144A	2.800		11/01/18	100	100,856
SNCF Reseau (France), Sr. Unsec’d. Notes, EMTN	1.375		10/11/19	1,000	988,287
Total System Services, Inc., Sr. Unsec’d. Notes	4.800		04/01/26	250	271,862
Western Union Co. (The), Sr. Unsec’d. Notes, 3 Month LIBOR + 0.800%	2.115	(c)	05/22/19	780	780,900

					2,391,767

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	31

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Computers 0.4%
Dell International LLC/EMC Corp., Sr. Sec’d. Notes, 144A	3.480%	06/01/19		100	$101,794
EMC Corp., Sr. Unsec’d. Notes	2.650	06/01/20		300	296,410
Hewlett Packard Enterprise Co.,
Sr. Unsec’d. Notes, 144A	2.100	10/04/19		650	649,184
Sr. Unsec’d. Notes	2.850	10/05/18		60	60,507
Western Digital Corp., Gtd. Notes	10.500	04/01/24		450	528,075

					1,635,970

Distribution/Wholesale 0.2%
Global Partners LP/GLP Finance Corp., Gtd. Notes	6.250	07/15/22		600	613,500

Diversified Financial Services 0.8%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes	3.750	05/15/19		150	153,433
Arrow Global Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A	5.125	09/15/24	GBP	100	137,808
CPPIB Capital, Inc. (Canada),
Gtd. Notes, 144A, MTN	2.750	11/02/27		500	500,334
Gtd. Notes, 144A	1.250	09/20/19		800	789,496
Discover Financial Services, Sr. Unsec’d. Notes	5.200	04/27/22		400	435,498
Intrum Justitia AB (Sweden), Sr. Unsec’d. Notes	2.750	07/15/22	EUR	225	268,516
Nomura Holdings, Inc. (Japan), Sr. Unsec’d. Notes, GMTN	2.750	03/19/19		100	100,919
Ontario Teachers’ Finance Trust (Canada), Gtd. Notes, 144A	2.125	09/19/22		500	494,862

					2,880,866

Electric 1.6%
Commonwealth Edison Co., First Mortgage	2.150	01/15/19		25	25,119
Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes	4.300	12/01/56		25	26,907
ContourGlobal Power Holdings SA, Sr. Sec’d. Notes, 144A	5.125	06/15/21	EUR	275	336,693
DPL, Inc.,
Sr. Unsec’d. Notes	6.750	10/01/19		675	710,437
Sr. Unsec’d. Notes	7.250	10/15/21		275	303,600
Electricite de France SA (France), Sr. Unsec’d. Notes, 144A	2.150	01/22/19		50	50,160
Enel Americas SA (Chile), Sr. Unsec’d. Notes	4.000	10/25/26		30	30,525
Enel Finance International NV (Italy),
Gtd. Notes, 144A	2.875	05/25/22		515	518,079
Gtd. Notes, 144A	3.500	04/06/28		265	260,402

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Electric (cont’d.)
FirstEnergy Corp., Sr. Unsec’d. Notes	3.900%	07/15/27		505	$515,445
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A	4.350	01/15/25		125	132,230
Hydro-Quebec (Canada), Gov’t. Gtd. Notes	8.050	07/07/24		500	649,098
Majapahit Holding BV (Indonesia), Gtd. Notes	7.750	01/20/20		200	220,760
Monongahela Power Co., First Mortgage, 144A(a)	4.100	04/15/24		425	451,094
NRG Energy, Inc., Gtd. Notes	6.625	03/15/23		1,000	1,035,000
PG&E Corp., Sr. Unsec’d. Notes	2.400	03/01/19		300	301,102
Progress Energy, Inc., Sr. Unsec’d. Notes	4.400	01/15/21		300	316,418

					5,883,069

Engineering & Construction 0.1%
GMR Hyderabad International Airport Ltd. (India), Sr. Sec’d. Notes, 144A	4.250	10/27/27		200	196,877

Entertainment 0.7%
CPUK Finance Ltd. (United Kingdom), Sec’d. Notes, 144A	4.250	02/28/47	GBP	100	135,936
Eldorado Resorts, Inc., Gtd. Notes	7.000	08/01/23		1,000	1,080,000
GLP Capital LP/GLP Financing, Inc., Gtd. Notes	4.875	11/01/20		325	342,875
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., Sr. Sec’d. Notes, 144A	5.000	08/01/18		200	200,200
Scientific Games International, Inc., Sr. Sec’d. Notes, 144A	7.000	01/01/22		700	740,250

					2,499,261

Environmental Control 0.1%
Clean Harbors, Inc., Gtd. Notes	5.125	06/01/21		250	253,437

Foods 0.3%
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A	7.250	06/01/21		600	611,688
Shearer’s Foods LLC/Chip Finance Corp., Sr. Sec’d. Notes, 144A	9.000	11/01/19		550	563,750

					1,175,438

Forest Products & Paper 0.3%
Georgia-Pacific LLC, Gtd. Notes, 144A	5.400	11/01/20		200	218,396
International Paper Co.,
Sr. Unsec’d. Notes	4.350	08/15/48		300	308,540
Sr. Unsec’d. Notes	4.400	08/15/47		125	128,672
Mercer International, Inc. (Canada), Sr. Unsec’d. Notes	7.750	12/01/22		400	424,000

					1,079,608

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	33

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Healthcare-Products 0.3%
Abbott Laboratories, Sr. Unsec’d. Notes	2.900%	11/30/21	380	$385,932
Edwards Lifesciences Corp., Sr. Unsec’d. Notes	2.875	10/15/18	100	100,949
Medtronic, Inc., Gtd. Notes	2.500	03/15/20	645	653,868

				1,140,749

Healthcare-Services 1.4%
Centene Corp., Sr. Unsec’d. Notes	4.750	05/15/22	475	497,562
CHS/Community Health Systems, Inc.,
Gtd. Notes(a)	7.125	07/15/20	100	86,750
Gtd. Notes(a)	8.000	11/15/19	315	300,038
Sr. Sec’d. Notes	5.125	08/01/21	700	680,750
Cigna Corp., Sr. Unsec’d. Notes	4.500	03/15/21	100	106,031
Fresenius Medical Care US Finance, Inc. (Germany), Gtd. Notes, 144A	6.500	09/15/18	250	259,663
HCA, Inc.,
Gtd. Notes	7.500	02/15/22	400	454,000
Sr. Sec’d. Notes	4.250	10/15/19	225	231,750
Kindred Healthcare, Inc., Gtd. Notes	8.000	01/15/20	575	580,750
Molina Healthcare, Inc., Gtd. Notes	5.375	11/15/22	475	494,237
Tenet Healthcare Corp.,
Sr. Sec’d. Notes, 144A	4.625	07/15/24	700	688,625
Sr. Unsec’d. Notes	6.750	02/01/20	225	228,938
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes	2.950	10/15/27	600	593,661
Sr. Unsec’d. Notes	4.200	01/15/47	150	159,218

				5,361,973

Holding Companies—Diversified 0.1%
Hutchison Whampoa International Ltd. (Hong Kong), Gtd. Notes, 144A	5.750	09/11/19	350	372,338
Leucadia National Corp., Sr. Unsec’d. Notes	5.500	10/18/23	100	106,432

				478,770

Home Builders 1.9%
AV Homes, Inc., Gtd. Notes	6.625	05/15/22	750	778,837
Beazer Homes USA, Inc., Gtd. Notes	8.750	03/15/22	575	638,940
Brookfield Residential Properties, Inc. (Canada), Gtd. Notes, 144A	6.500	12/15/20	250	255,313
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada), Gtd. Notes, 144A	6.125	07/01/22	300	313,125
CalAtlantic Group, Inc., Gtd. Notes	8.375	05/15/18	325	335,563
KB Home,
Gtd. Notes	7.000	12/15/21	325	366,437
Gtd. Notes	7.250	06/15/18	350	358,750

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Home Builders (cont’d.)
Lennar Corp., Gtd. Notes	4.125%	01/15/22		400	$414,000
M/I Homes, Inc., Gtd. Notes	6.750	01/15/21		875	910,000
Meritage Homes Corp., Gtd. Notes	7.000	04/01/22		500	570,000
PulteGroup, Inc., Gtd. Notes	4.250	03/01/21		350	364,438
Taylor Morrison Communities, Inc./Taylor Morrison Holdings, Inc., Gtd. Notes, 144A	5.250	04/15/21		750	765,930
TRI Pointe Group, Inc., Gtd. Notes	4.875	07/01/21		350	366,625
William Lyon Homes, Inc., Gtd. Notes	5.750	04/15/19		625	632,812

					7,070,770

Home Furnishings 0.1%
Whirlpool Corp.,
Sr. Unsec’d. Notes	2.400	03/01/19		150	150,580
Sr. Unsec’d. Notes	4.700	06/01/22		100	108,038

					258,618

Housewares 0.2%
Newell Brands, Inc.,
Sr. Unsec’d. Notes	2.600	03/29/19		143	144,105
Sr. Unsec’d. Notes	4.000	06/15/22		100	104,824
Sr. Unsec’d. Notes	5.500	04/01/46		350	415,433

					664,362

Insurance 0.5%
Arch Capital Finance LLC, Gtd. Notes	4.011	12/15/26		135	140,361
Axis Specialty Finance LLC, Gtd. Notes	5.875	06/01/20		250	271,152
Chubb INA Holdings, Inc., Gtd. Notes	4.350	11/03/45		10	11,075
Lincoln National Corp., Sr. Unsec’d. Notes	6.250	02/15/20		600	652,650
Markel Corp., Sr. Unsec’d. Notes	4.900	07/01/22		250	272,011
XLIT Ltd. (Bermuda), Gtd. Notes	2.300	12/15/18		400	401,431

					1,748,680

Internet 0.2%
Baidu, Inc. (China), Sr. Unsec’d. Notes	3.250	08/06/18		200	201,530
Netflix, Inc., Sr. Unsec’d. Notes, 144A	3.625	05/15/27	EUR	325	388,514
Tencent Holdings Ltd. (China), Sr. Unsec’d. Notes, 144A, MTN	3.375	05/02/19		250	254,413

					844,457

Iron/Steel 0.1%
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	6.125	06/01/18		500	510,850
Vale Overseas Ltd. (Brazil), Gtd. Notes	6.250	08/10/26		28	32,263

					543,113

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	35

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Lodging 0.4%
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., Sr. Sec’d. Notes, 144A	6.750%	11/15/21	750	$800,625
Marriott International, Inc.,
Sr. Unsec’d. Notes	3.000	03/01/19	200	201,935
Sr. Unsec’d. Notes	3.250	09/15/22	100	101,691
MGM Resorts International, Gtd. Notes	8.625	02/01/19	175	187,469
Studio City Co., Ltd. (Hong Kong), Sr. Sec’d. Notes, 144A	7.250	11/30/21	200	214,020

				1,505,740

Machinery-Diversified 0.1%
CNH Industrial Capital LLC,
Gtd. Notes	4.375	11/06/20	200	209,690
Gtd. Notes	4.875	04/01/21	75	79,995
Xylem, Inc., Sr. Unsec’d. Notes	4.875	10/01/21	100	108,647

				398,332

Media 1.2%
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes	5.250	09/30/22	413	425,390
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A	5.125	12/15/21	1,050	1,068,375
Sr. Unsec’d. Notes, 144A	6.375	09/15/20	770	785,492
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	6.384	10/23/35	60	69,149
Sr. Sec’d. Notes	6.834	10/23/55	20	24,030
Sr. Sec’d. Notes, 144A	5.375	05/01/47	85	86,050
Sr. Sec’d. Notes	6.484	10/23/45	70	80,152
Discovery Communications LLC,
Gtd. Notes	5.000	09/20/37	40	41,238
Gtd. Notes	5.200	09/20/47	125	127,417
DISH DBS Corp., Gtd. Notes	4.250	04/01/18	900	906,930
Grupo Televisa SAB (Mexico), Sr. Unsec’d. Notes	6.000	05/15/18	300	306,033
Mediacom Broadband LLC/Mediacom Broadband Corp., Sr. Unsec’d. Notes	5.500	04/15/21	300	306,750
Time Warner, Inc., Gtd. Notes	3.800	02/15/27	140	139,939
Univision Communications, Inc., Sr. Sec’d. Notes, 144A	6.750	09/15/22	324	335,745

				4,702,690

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Mining 0.5%
Freeport-McMoRan, Inc.,
Gtd. Notes	2.375%	03/15/18	1,000	$1,000,000
Gtd. Notes	2.300	11/14/17	700	700,000

				1,700,000

Miscellaneous Manufacturing 0.0%
Textron, Inc., Sr. Unsec’d. Notes	3.650	03/01/21	25	25,875

Multi-National 1.0%
Corp Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes	2.200	07/18/20	245	244,735
Sr. Unsec’d. Notes	2.000	05/10/19	125	124,729
Sr. Unsec’d. Notes	2.125	09/27/21	865	852,674
Sr. Unsec’d. Notes	2.750	01/06/23	265	264,398
Sr. Unsec’d. Notes	4.375	06/15/22	500	538,680
Inter-American Development Bank (Supranational Bank), Unsec’d. Notes	6.950	08/01/26	500	654,272
North American Development Bank (Supranational Bank),
Sr. Unsec’d. Notes	2.400	10/26/22	450	447,022
Sr. Unsec’d. Notes	4.375	02/11/20	600	630,169

				3,756,679

Office Furnishings 0.0%
Steelcase, Inc., Sr. Unsec’d. Notes	6.375	02/15/21	100	110,452

Office/Business Equipment 0.1%
Pitney Bowes, Inc., Sr. Unsec’d. Notes	3.625	09/15/20	515	515,492

Oil & Gas 1.3%
Anadarko Finance Co., Gtd. Notes	7.500	05/01/31	250	316,587
CNOOC Finance Ltd. (China), Gtd. Notes	3.000	05/09/23	200	200,952
Concho Resources, Inc., Gtd. Notes	4.875	10/01/47	50	53,197
Devon Energy Corp., Sr. Unsec’d. Notes	5.600	07/15/41	150	168,635
Helmerich & Payne International Drilling Co., Gtd. Notes	4.650	03/15/25	300	318,588
Husky Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.150	06/15/19	350	371,494
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A	3.875	04/19/22	200	202,294
Sr. Unsec’d. Notes, 144A	4.750	04/19/27	200	204,300
Sr. Unsec’d. Notes, 144A, MTN	6.375	04/09/21	200	219,000

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	37

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Noble Energy, Inc.,
Sr. Unsec’d. Notes	4.150%	12/15/21		150	$158,238
Sr. Unsec’d. Notes	5.050	11/15/44		100	105,122
Pertamina Persero PT (Indonesia), Sr. Unsec’d. Notes	4.875	05/03/22		400	429,672
Petrobras Global Finance BV (Brazil),
Gtd. Notes, 144A	5.299	01/27/25		175	175,569
Gtd. Notes	6.125	01/17/22		40	43,240
Gtd. Notes	7.375	01/17/27		50	55,525
Gtd. Notes	8.375	05/23/21		245	282,516
Petroleos Mexicanos (Mexico),
Gtd. Notes, EMTN	4.875	02/21/28	EUR	100	125,437
Gtd. Notes, 144A	5.375	03/13/22		85	90,346
Gtd. Notes, 144A	6.500	03/13/27		60	65,520
Gtd. Notes, EMTN	2.750	04/21/27	EUR	200	218,409
Gtd. Notes, 144A, MTN	6.500	03/13/27		115	125,580
Sinopec Group Overseas Development Ltd. (China), Gtd. Notes, 144A	2.250	09/13/20		780	775,892
Sunoco LP/Sunoco Finance Corp., Gtd. Notes	6.250	04/15/21		237	248,257
YPF SA (Argentina), Sr. Unsec’d. Notes, 144A	8.500	03/23/21		120	135,878

					5,090,248

Packaging & Containers 0.3%
Greif, Inc., Sr. Unsec’d. Notes	7.750	08/01/19		250	270,000
Horizon Parent Holdings Sarl (France), Sr. Sec’d. Notes, PIK, 144A	8.250	02/15/22	EUR	100	124,493
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA (New Zealand), Sr. Sec’d. Notes	5.750	10/15/20		600	610,506

					1,004,999

Pharmaceuticals 0.8%
AbbVie, Inc.,
Sr. Unsec’d. Notes	3.600	05/14/25		95	97,655
Sr. Unsec’d. Notes	4.500	05/14/35		150	160,740
Actavis Funding SCS,
Gtd. Notes	3.800	03/15/25		75	76,851
Gtd. Notes	4.550	03/15/35		165	173,519
Cardinal Health, Inc., Sr. Unsec’d. Notes	2.616	06/15/22		1,215	1,205,186
Forest Laboratories LLC, Gtd. Notes, 144A	4.375	02/01/19		34	34,786
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	3.200	09/23/26		925	901,779
Valeant Pharmaceuticals International, Inc.,
Gtd. Notes, 144A	5.375	03/15/20		325	319,719
Sr. Sec’d. Notes, 144A	6.500	03/15/22		150	159,000

					3,129,235

See Notes to Financial Statements.

38

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Pipelines 0.8%
EnLink Midstream Partners LP, Sr. Unsec’d. Notes	2.700%	04/01/19	50	$50,105
Enterprise Products Operating LLC, Gtd. Notes	3.900	02/15/24	250	263,091
Kinder Morgan Energy Partners LP,
Gtd. Notes	3.950	09/01/22	372	388,798
Gtd. Notes	6.500	04/01/20	50	54,559
MPLX LP, Sr. Unsec’d. Notes	5.200	03/01/47	20	21,413
NGPL PipeCo LLC, Sr. Unsec’d. Notes, 144A	4.375	08/15/22	125	128,594
ONEOK, Inc., Gtd. Notes	4.950	07/13/47	185	189,226
Plains All American Pipeline LP/PAA Finance Corp., Sr. Unsec’d. Notes	2.850	01/31/23	350	336,371
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A	5.625	04/15/20	825	874,500
Western Gas Partners LP, Sr. Unsec’d. Notes	2.600	08/15/18	75	75,312
Williams Partners LP,
Sr. Unsec’d. Notes	3.750	06/15/27	445	446,464
Sr. Unsec’d. Notes	4.000	09/15/25	225	232,379

				3,060,812

Real Estate Investment Trusts (REITs) 0.9%
FelCor Lodging LP, Gtd. Notes	6.000	06/01/25	500	538,750
HCP, Inc., Sr. Unsec’d. Notes	3.750	02/01/19	100	101,682
Healthcare Trust of America Holdings LP, Gtd. Notes	2.950	07/01/22	555	557,850
Kimco Realty Corp., Sr. Unsec’d. Notes	6.875	10/01/19	100	108,802
Realty Income Corp., Sr. Unsec’d. Notes	6.750	08/15/19	220	237,652
RHP Hotel Properties LP/RHP Finance Corp., Gtd. Notes	5.000	04/15/21	450	461,250
Rialto Holdings LLC/Rialto Corp., Gtd. Notes, 144A	7.000	12/01/18	875	877,188
Sabra Health Care LP/Sabra Capital Corp.,
Gtd. Notes	5.375	06/01/23	100	103,250
Gtd. Notes	5.500	02/01/21	400	412,500
Weyerhaeuser Co., Sr. Unsec’d. Notes	7.375	10/01/19	100	109,481

				3,508,405

Retail 0.7%
Claire’s Stores, Inc., Sr. Sec’d. Notes, 144A	9.000	03/15/19	50	30,625
CVS Health Corp., Sr. Unsec’d. Notes	5.125	07/20/45	70	78,220
Golden Nugget, Inc., Sr. Unsec’d. Notes, 144A	6.750	10/15/24	250	254,375
Hot Topic, Inc., Sr. Sec’d. Notes, 144A	9.250	06/15/21	300	249,000
L Brands, Inc.,
Gtd. Notes	5.625	02/15/22	75	80,213
Gtd. Notes	6.625	04/01/21	400	440,500
Gtd. Notes	7.000	05/01/20	250	274,687
Rite Aid Corp., Gtd. Notes, 144A(a)	6.125	04/01/23	1,000	930,000
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes(a)	5.625	12/01/25	250	248,125

				2,585,745

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	39

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Semiconductors 0.3%
Broadcom Corp./Broadcom Cayman Finance Ltd., Gtd. Notes, 144A	3.875%	01/15/27		340	$349,800
Maxim Integrated Products, Inc., Sr. Unsec’d. Notes	2.500	11/15/18		100	100,548
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A	3.750	06/01/18		425	427,656
Gtd. Notes, 144A	4.125	06/01/21		350	365,750

					1,243,754

Software 0.6%
BMC Software Finance, Inc., Sr. Unsec’d. Notes, 144A	8.125	07/15/21		175	179,156
First Data Corp., Gtd. Notes, 144A	7.000	12/01/23		1,000	1,070,020
Fiserv, Inc., Sr. Unsec’d. Notes	3.850	06/01/25		275	287,971
Infor U.S., Inc., Sr. Sec’d. Notes, 144A	5.750	08/15/20		300	309,000
Microsoft Corp., Sr. Unsec’d. Notes	4.500	02/06/57		155	175,200
Nuance Communications, Inc., Gtd. Notes, 144A	5.375	08/15/20		182	184,457

					2,205,804

Telecommunications 1.1%
America Movil SAB de CV (Mexico), Gtd. Notes	5.000	03/30/20		100	106,368
AT&T, Inc., Sr. Unsec’d. Notes	3.400	05/15/25		375	370,262
Bharti Airtel International Netherlands BV (India), Gtd. Notes, 144A	5.125	03/11/23		200	214,216
Centurylink, Inc., Sr. Unsec’d. Notes	6.450	06/15/21		350	369,288
CommScope, Inc., Gtd. Notes, 144A	5.000	06/15/21		875	892,500
Qwest Corp., Sr. Unsec’d. Notes	6.750	12/01/21		50	55,370
Sprint Communications, Inc., Gtd. Notes, 144A	7.000	03/01/20		50	54,250
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Sr. Sec’d. Notes, 144A	3.360	03/20/23		400	405,800
Telecom Italia SpA (Italy), Sr. Unsec’d. Notes, EMTN	6.375	06/24/19	GBP	200	287,247
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	4.500	08/10/33		250	257,399
Sr. Unsec’d. Notes	3.500	11/01/21		595	618,155
Wind Acquisition Finance SA (Italy), Sec’d. Notes, 144A	7.375	04/23/21		200	207,760
Wind Tre SpA (Italy), Sr. Sec’d. Notes, 144A	2.625	01/20/23	EUR	350	409,532

					4,248,147

Textiles 0.4%
Springs Industries, Inc., Sr. Sec’d. Notes	6.250	06/01/21		1,380	1,421,400

Transportation 0.1%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	3.450	09/15/21		100	104,212
XPO Logistics, Inc., Gtd. Notes, 144A	6.500	06/15/22		262	274,864

					379,076
TOTAL CORPORATE BONDS (cost $104,828,196)					106,178,992

See Notes to Financial Statements.

40

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

FOREIGN GOVERNMENT BONDS 5.1%
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes	6.875%	04/22/21		150	$163,500
Brazil Minas SPE via State of Minas Gerais (Brazil), Gov’t.
Gtd. Notes, 144A	5.333	02/15/28		200	203,500
Gtd. Notes	5.333	02/15/28		450	457,875
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	11.750	02/25/20		50	60,625
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes	7.500	05/06/21		1,100	1,216,875
Sr. Unsec’d. Notes, 144A	7.500	05/06/21		150	165,938
Finnvera OYJ (Finland), Gov’t. Gtd. Notes, MTN	2.375	06/04/25		600	583,836
Hellenic Republic Government Bond (Greece),
Bonds	3.000	02/24/29	EUR	160	156,166
Bonds	3.000	02/24/33	EUR	145	132,930
Bonds	3.000	02/24/35	EUR	280	249,928
Sr. Unsec’d. Notes, 144A	4.375	08/01/22	EUR	475	552,330
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes	5.375	02/21/23		120	134,400
Sr. Unsec’d. Notes	6.375	03/29/21		470	525,813
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes	3.375	07/30/25	EUR	250	324,317
Sr. Unsec’d. Notes, 144A, MTN	2.150	07/18/24	EUR	250	301,259
Sr. Unsec’d. Notes, 144A	3.375	07/30/25	EUR	400	518,908
Sr. Unsec’d. Notes, MTN	2.875	07/08/21	EUR	400	504,380
Sr. Unsec’d. Notes, MTN	3.750	06/14/28	EUR	100	131,966
Instituto de Credito Oficial (Spain), Gov’t. Gtd. Notes, 144A	1.625	09/14/18		200	199,270
Japan Bank for International Cooperation (Japan), Gov’t.
Gtd. Notes	1.750	07/31/18		600	599,910
Gtd. Notes	1.750	05/29/19		400	398,405
Gov’t. Gtd. Notes	2.125	07/21/20		200	200,149
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, MTN	2.625	04/20/22		400	401,222
Sr. Unsec’d. Notes, EMTN	1.375	02/05/18		600	598,913
Sr. Unsec’d. Notes, 144A, EMTN	2.125	04/13/21		200	197,932
Sr. Unsec’d. Notes, 144A, MTN	2.000	09/08/20		200	198,517
Sr. Unsec’d. Notes, 144A, MTN	2.625	04/20/22		200	200,611
Japan International Cooperation Agency (Japan), Gov’t. Gtd. Notes	1.875	11/13/19		1,200	1,192,629
Portugal Government International Bond (Portugal), Sr. Unsec’d. Notes, MTN	5.125	10/15/24		1,140	1,206,850

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	41

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

FOREIGN GOVERNMENT BONDS (Continued)
Portugal Obrigacoes do Tesouro OT (Portugal), Sr. Unsec’d. Notes, 144A	3.875%	02/15/30	EUR	1,375	$1,816,596
Province of Alberta (Canada),
Sr. Unsec’d. Notes, 144A	2.050	08/17/26		200	188,223
Unsec’d. Notes	2.200	07/26/22		250	248,308
Province of Manitoba (Canada), Sr. Unsec’d. Notes	2.125	05/04/22		325	322,161
Province of Ontario (Canada), Sr. Unsec’d. Notes	2.250	05/18/22		1,000	997,953
Province of Quebec (Canada),
Debentures	7.125	02/09/24		220	273,948
Sr. Unsec’d. Notes	2.750	04/12/27		170	169,595
Provincia de Buenos Aires (Argentina), Sr. Unsec’d. Notes, 144A	9.950	06/09/21		300	348,795
Slovenia Government International Bond (Slovenia),
Sr. Unsec’d. Notes, 144A	5.250	02/18/24		204	231,919
Sr. Unsec’d. Notes	5.250	02/18/24		200	227,371
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes	1.625	06/06/18		600	599,394
Sr. Unsec’d. Notes	2.000	05/17/21		800	787,078
Sr. Unsec’d. Notes	2.125	05/20/19		1,000	1,000,670
Sr. Unsec’d. Notes, 144A	2.500	06/08/22		200	199,978
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	5.625	03/30/21		230	242,436

TOTAL FOREIGN GOVERNMENT BONDS (cost $19,228,008)					19,433,379

MUNICIPAL BONDS 0.3%

California 0.0%
University of California, Revenue Bonds,
Series AP	3.931	05/15/45		25	25,286
Series J	4.131	05/15/45		25	25,856

					51,142

Illinois 0.2%
State of Illinois, General Obligation Unlimited, Series D	5.000	11/01/22		775	837,636

New Jersey 0.1%
New Jersey Turnpike Authority, Revenue Bonds, Series F, BABs	7.414	01/01/40		100	152,137

Virginia 0.0%
University of Virginia, Revenue Bonds, Series C	4.179	09/01/2117		125	125,916

TOTAL MUNICIPAL BONDS (cost $1,162,895)					1,166,831

See Notes to Financial Statements.

42

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES 2.7%

Residential Mortgage-Backed Securities
Bayview Opportunity Master Fund IIIb Trust, Series 2017-CRT2, Class M, 144A, 1 Month LIBOR + 2.000%	3.240	%(c)	11/25/27	115	$114,621
Bayview Opportunity Master Fund IVb Trust, Series 2017-CRT1, Class M, 144A, 1 Month LIBOR + 2.150%	3.390	(c)	10/25/28	206	205,927
Bellemeade Re Ltd. (Bermuda), Series 2017-1, Class M1, 144A, 1 Month LIBOR + 1.700%^	2.738	(c)	10/25/27	240	240,450
CIM Trust,
Series 2017-2, Class A1, 144A, 1 Month LIBOR + 2.000%	3.235	(c)	12/25/57	656	663,043
Series 2017-3, Class A1, 144A, 1 Month LIBOR + 2.000%	3.235	(c)	01/25/57	715	723,772
Series 2017-6, Class A1, 144A	3.015	(cc)	06/25/57	448	445,737
Series 2017-8, Class A1, 144A^	3.000	(cc)	12/25/65	1,110	1,110,617
Citigroup Mortgage Loan Trust, Series 2011-12, Class 3A2, 144A	3.500	(cc)	09/25/47	92	87,052
Fannie Mae Connecticut Avenue Securities,
Series 2016-C03, Class 2M1, 1 Month LIBOR + 2.200%	3.438	(c)	10/25/28	161	162,162
Series 2016-C04, Class 1M1, 1 Month LIBOR + 1.450%	2.688	(c)	01/25/29	115	115,864
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M3, 1 Month LIBOR + 3.300%	4.538	(c)	10/25/27	570	634,344
GSMSC Resecuritization Trust,
Series 2015-3R, Class 1A1, 144A, 1 Month LIBOR + 0.140%	1.377	(c)	01/26/37	233	228,266
Series 2015-3R, Class 1A2, 144A, 1 Month LIBOR + 0.140%	1.377	(c)	01/26/37	125	113,708
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2016-5, Class A1, 144A, 1 Month LIBOR + 2.000%	3.235	(c)	11/01/21	130	130,219
LSTAR Securities Investment Ltd., Series 2017-3, Class A1, 144A, 1 Month LIBOR + 2.000%	3.235	(c)	04/01/22	363	364,167
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2017-4, Class A, 144A, 1 Month LIBOR + 2.000%	3.235	(c)	05/01/22	1,331	1,328,589
LSTAR Securities Investment Ltd.,
Series 2017-5, Class A, 144A, 1 Month LIBOR + 2.000%	3.240	(c)	05/01/22	1,322	1,322,181
Series 2017-6, Class A, 144A, 1 Month LIBOR + 1.750%^	2.990	(c)	09/01/22	445	444,977

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	43

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
Mortgage Repurchase Agreement Financing Trust,
Series 2016-4, Class A1, 144A, 1 Month LIBOR + 1.200%	2.435	%(c)	05/10/19	800	$797,910
Series 2016-5, Class A, 144A, 1 Month LIBOR + 1.170%	2.405	(c)	06/10/19	100	99,999
Series 2017-1, Class A2, 144A, 1 Month LIBOR + 0.850%	2.085	(c)	07/10/19	450	450,126
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-18, Class 3A1	3.416	(cc)	12/25/34	368	359,222

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $10,034,920)					10,142,953

U.S. GOVERNMENT AGENCY OBLIGATIONS 0.5%
Federal National Mortgage Assoc.(k)	6.625		11/15/30	55	78,004
Federal National Mortgage Assoc.(k)	7.125		01/15/30	80	115,683
Residual Funding Corp. Principal Strip	1.909	(s)	10/15/20	1,295	1,223,320
Residual Funding Corp. Principal Strip	1.708	(s)	07/15/20	500	475,441

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $1,907,435)					1,892,448

U.S. TREASURY OBLIGATIONS 14.0%
U.S. Treasury Bonds	2.250		11/15/24	1,000	1,000,859
U.S. Treasury Bonds	2.875		08/15/45	1,000	1,001,523
U.S. Treasury Bonds	3.000		05/15/47	185	189,647
U.S. Treasury Notes	1.500		02/28/23	1,800	1,748,813
U.S. Treasury Notes	1.500		03/31/23	2,000	1,941,016
U.S. Treasury Notes(k)	1.625		04/30/23	2,345	2,288,482
U.S. Treasury Notes	1.625		05/31/23	2,400	2,340,375
U.S. Treasury Notes	1.750		01/31/23	995	979,609
U.S. Treasury Notes(h)	1.750		05/15/23	7,630	7,492,899
U.S. Treasury Notes	2.000		08/31/21	2,200	2,209,969
U.S. Treasury Notes	2.000		10/31/21	2,900	2,911,441
U.S. Treasury Notes	2.000		10/31/22	680	679,602
U.S. Treasury Notes	2.000		06/30/24	170	167,848
U.S. Treasury Notes	2.000		02/15/25	1,000	982,617
U.S. Treasury Notes	2.000		08/15/25	1,000	979,336
U.S. Treasury Notes	2.125		08/15/21	2,375	2,397,637
U.S. Treasury Notes(k)	2.125		09/30/21	8,900	8,978,570
U.S. Treasury Notes	2.125		06/30/22	2,115	2,127,640
U.S. Treasury Notes	2.125		12/31/22	890	893,407
U.S. Treasury Notes	2.125		02/29/24	1,000	997,070

See Notes to Financial Statements.

44

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
U.S. TREASURY OBLIGATIONS (Continued)
U.S. Treasury Notes	2.125%		05/15/25	2,800	$2,771,672
U.S. Treasury Notes	2.250		10/31/24	1,560	1,562,072
U.S. Treasury Notes	2.250		08/15/27	1,960	1,938,409
U.S. Treasury Notes	2.500		05/15/24	3,200	3,259,375
U.S. Treasury Notes	2.750		02/15/24	520	537,692
U.S. Treasury Strips Coupon	2.762	(s)	08/15/29	100	74,106
U.S. Treasury Strips Coupon	2.856	(s)	05/15/31	100	69,924
U.S. Treasury Strips Coupon	3.018	(s)	11/15/35	200	120,866
U.S. Treasury Strips Coupon	3.176	(s)	08/15/40	200	102,968

TOTAL U.S. TREASURY OBLIGATIONS (cost $52,976,927)					52,745,444

				Shares
COMMON STOCK 0.0%

Oil, Gas & Consumable Fuels
Frontera Energy Corp. (cost $23,457)				669	19,965

PREFERRED STOCK 0.0%

Banks
State Street Corp. (cost $125,000)				5,000	136,000

TOTAL LONG-TERM INVESTMENTS (cost $333,371,328)					335,709,418

SHORT-TERM INVESTMENTS 12.3%

AFFILIATED MUTUAL FUNDS 7.6%
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(w)				25,764,058	25,764,058
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $3,010,197; includes $3,007,117 of cash collateral for securities on loan)(b)(w)				3,009,901	3,010,202

TOTAL AFFILIATED MUTUAL FUNDS (cost $28,774,255)					28,774,260

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	45

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
FOREIGN TREASURY OBLIGATIONS 4.6%
Japan Treasury Discount Bill	0.000	%(ss)	11/20/17	JPY	204,500	$1,798,613
Japan Treasury Discount Bill	0.000	(ss)	11/27/17	JPY	450,000	3,957,934
Japan Treasury Discount Bill	0.000	(ss)	01/15/18	JPY	1,300,000	11,436,021

TOTAL FOREIGN TREASURY OBLIGATIONS (cost $17,410,957)						17,192,568

OPTIONS PURCHASED* 0.1% (cost $528,207)						409,681

TOTAL SHORT-TERM INVESTMENTS (cost $46,713,419)						46,376,509

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 101.2% (cost $380,084,747)						382,085,927

OPTIONS WRITTEN* (0.1)% (premiums received $374,828)						(267,090)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 101.1% (cost $379,709,919)						381,818,837
Liabilities in excess of other assets(z) (1.1)%						(4,202,518)

NET ASSETS 100.0%						$377,616,319

The following abbreviations are used in the annual report:

A—Annual payment frequency for swaps

M—Monthly payment frequency for swaps

Q—Quarterly payment frequency for swaps

S—Semiannual payment frequency for swaps

T—Swap payment upon termination

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

BABs—Build America Bonds

BBSW—Australian Bank Bill Swap Reference Rate

bps—Basis Points

BROIS—Brazil Overnight Interbank Deposit

CDO—Collateralized Debt Obligation

CDS—Credit Default Swap

CLO—Collateralized Loan Obligation

CMBX—Commercial Mortgage Backed Securities Index

EMTN—Euro Medium Term Note

See Notes to Financial Statements.

46

EONIA—Euro Overnight Index Average

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corp.

GMTN—Global Medium Term Note

IO—Interest Only

JIBAR—Johannesburg Interbank Agreed Rate

L2—Level 2

L3—Level 3

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

OTC—Over-the-counter

PIK—Payment-in-Kind

SONIA—Sterling Overnight Index Average

USOIS—United States Overnight Index Swap

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNH—Chinese Renminbi

CZK—Czech Koruna

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

PHP—Philippine Peso

PLN—Polish Zloty

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

TRY—Turkish Lira

TWD—New Taiwanese Dollar

USD—United States Dollar

ZAR—South African Rand

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $4,731,124 and 1.3% of net assets.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $2,930,035; cash collateral of $3,007,117 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2017.

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	47

Schedule of Investments (continued)

as of October 31, 2017

(cc)	Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2017. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(s)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.
(ss)	Represents zero coupon bond.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.
(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end, with the exception of options which are included in the net assets at market value:

Exchange-Traded Options Purchased:

Description	Call/Put	Expiration Date	Strike Price	Contracts	Notional Amount (000)#	Value
10 Year U.S. Treasury Notes Futures	Call	11/24/17	$125.50	417	417	$104,250
10 Year U.S. Treasury Notes Futures	Call	11/24/17	$127.50	417	417	6,516

						$110,766

Exchange-Traded Options Written:

Description	Call/Put	Expiration Date	Strike Price	Contracts	Notional Amount (000)#	Value
10 Year U.S. Treasury Notes Futures	Call	11/24/17	$126.50	834	834	$(52,125)

OTC Options Purchased:

Description	Call/Put	Counterparty	Expiration Date	Strike Price	Contracts	Notional Amount (000)#		Value
Currency Option EUR vs BRL	Call	Citigroup Global Markets	04/04/18	3.40	—	EUR	100	$15,604
Currency Option EUR vs ZAR	Call	Goldman Sachs & Co.	04/04/18	15.00	—	EUR	100	14,754
Currency Option USD vs MXN	Call	Citigroup Global Markets	03/23/18	19.25	—		400	15,849

								$46,207

See Notes to Financial Statements.

48

OTC Options Written:

Description	Call/Put	Counterparty	Expiration Date	Strike Price	Contracts	Notional Amount (000)#		Value
Currency Option EUR vs BRL	Call	Citigroup Global Markets	04/04/18	3.80	—	EUR	100	$(5,583)
Currency Option EUR vs ZAR	Call	Goldman Sachs & Co.	04/04/18	17.00	—	EUR	100	(5,377)
Currency Option USD vs MXN	Call	Citigroup Global Markets	03/23/18	21.25	—		400	(4,213)
Currency Option EUR vs BRL	Put	Citigroup Global Markets	04/04/18	3.20	—	EUR	100	(21)
Currency Option EUR vs ZAR	Put	Goldman Sachs & Co.	04/04/18	14.00	—	EUR	100	(167)
Currency Option USD vs MXN	Put	Citigroup Global Markets	03/23/18	17.75	—		400	(935)

								$(16,296)

OTC Swaptions Purchased:

Description	Call/Put	Counterparty	Expiration Date	Strike	Receive		Pay		Notional Amount (000)#	Value
5-Year x 10-Year Interest Rate Swap, 04/17/2033	Call	JP Morgan Chase	04/12/18	1.80%	1.80%	(S)	3 Month LIBOR	(Q)	13,110	$7,032
5-Year x 10-Year Interest Rate Swap, 10/16/2033	Call	JP Morgan Chase	10/12/18	2.60%	2.60%	(S)	3 Month LIBOR	(Q)	13,110	210,852
30-Year Interest Rate Swap, 04/24/2048	Put	Barclays Capital Group	04/20/18	2.75%	3 Month LIBOR	(Q)	2.75%	(S)	1,420	31,903
30-Year Interest Rate Swap, 04/24/2048	Put	Citigroup Global Markets	04/20/18	2.75%	3 Month LIBOR	(Q)	2.75%	(S)	130	2,921

										$252,708

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	49

Schedule of Investments (continued)

as of October 31, 2017

OTC Swaptions Written:

Description	Call/Put	Counterparty	Expiration Date	Strike	Receive		Pay		Notional Amount (000)#	Value
5-Year x 10-Year Interest Rate Swap, 10/16/2033	Call	JP Morgan Chase	10/12/18	2.10%	3 Month LIBOR	(Q)	2.10%	(S)	13,110	$(72,924)
5-Year x 10-Year Interest Rate Swap, 10/16/2033	Call	JP Morgan Chase	10/12/18	2.30%	3 Month LIBOR	(Q)	2.30%	(S)	13,110	(113,946)
30-Year Interest Rate Swap, 04/24/2048	Put	Barclays Capital Group	04/20/18	3.05%	3.05%	(S)	3 Month LIBOR	(Q)	1,420	(10,809)
30-Year Interest Rate Swap, 04/24/2048	Put	Citigroup Global Markets	04/20/18	3.05%	3.05%	(S)	3 Month LIBOR	(Q)	130	(990)

										$(198,669)

Futures contracts outstanding at October 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)
	Long Positions:
226	2 Year U.S. Treasury Notes	Dec. 2017	$48,835,172	$48,671,219	$(163,953)
256	5 Year U.S. Treasury Notes	Dec. 2017	30,204,219	30,000,000	(204,219)
55	10 Year Euro-Bund	Dec. 2017	10,369,327	10,426,859	57,532
23	10 Year U.K. Gilt	Dec. 2017	3,776,792	3,797,949	21,157
81	10 Year U.S. Ultra Treasury Notes	Dec. 2017	10,977,602	10,847,672	(129,930)
118	30 Year U.S. Ultra Treasury Bonds	Dec. 2017	19,693,495	19,444,188	(249,307)

					(668,720)

	Short Positions:
4	10 Year Japanese Bonds	Dec. 2017	5,306,715	5,293,347	13,368
219	10 Year U.S. Treasury Notes	Dec. 2017	27,560,813	27,361,313	199,500
135	20 Year U.S. Treasury Bonds	Dec. 2017	20,869,123	20,583,284	285,839
18	30 Year Euro Buxl	Dec. 2017	3,486,907	3,483,086	3,821

					502,528

					$(166,192)

See Notes to Financial Statements.

50

Cash and foreign currencies of $10,252 and a security with a market value of $575,032 have been segregated with Citigroup Global Markets to cover requirements for open futures contracts at October 31, 2017.

Forward foreign currency exchange contracts outstanding at October 31, 2017:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/12/18	Barclays Capital Group	AUD	95	$75,150	$73,031	$(2,119)
Expiring 01/12/18	Barclays Capital Group	AUD	98	76,525	74,924	(1,601)
Expiring 01/12/18	Barclays Capital Group	AUD	112	88,450	85,863	(2,587)
Expiring 01/12/18	Citigroup Global Markets	AUD	98	76,525	74,875	(1,650)
Expiring 01/12/18	JPMorgan Chase	AUD	109	85,445	83,185	(2,260)
Expiring 01/12/18	UBS AG	AUD	95	75,150	72,931	(2,219)
Expiring 01/12/18	UBS AG	AUD	108	85,445	82,974	(2,471)
Brazilian Real,
Expiring 11/03/17	Citigroup Global Markets	BRL	253	79,131	77,442	(1,689)
Expiring 11/03/17	Citigroup Global Markets	BRL	260	81,385	79,410	(1,975)
Expiring 11/03/17	UBS AG	BRL	223	69,263	68,007	(1,256)
Expiring 11/03/17	UBS AG	BRL	320	103,037	97,688	(5,349)
British Pound,
Expiring 01/26/18	Citigroup Global Markets	GBP	111	147,400	148,378	978
Canadian Dollar,
Expiring 01/12/18	Barclays Capital Group	CAD	107	85,481	82,681	(2,800)
Expiring 01/12/18	Barclays Capital Group	CAD	107	85,481	82,814	(2,667)
Expiring 01/12/18	Citigroup Global Markets	CAD	139	111,273	107,760	(3,513)
Expiring 01/12/18	UBS AG	CAD	87	69,185	67,404	(1,781)
Czech Koruna,
Expiring 01/08/18	UBS AG	CZK	1,494	68,418	68,145	(273)
Expiring 01/08/18	UBS AG	CZK	1,494	68,439	68,145	(294)
Euro,
Expiring 01/26/18	Hong Kong & Shanghai Bank	EUR	76	90,500	89,279	(1,221)
Hungarian Forint,
Expiring 01/24/18	Goldman Sachs & Co.	HUF	89,481	343,548	336,256	(7,292)
Indian Rupee,
Expiring 11/03/17	Citigroup Global Markets	INR	15,135	235,575	233,571	(2,004)
Expiring 11/03/17	UBS AG	INR	10,090	155,949	155,714	(235)
Expiring 01/30/18	Citigroup Global Markets	INR	6,582	100,187	100,472	285
Expiring 01/30/18	Bank of America	INR	9,321	142,189	142,277	88
Expiring 01/30/18	Morgan Stanley	INR	9,321	141,671	142,277	606
Indonesian Rupiah,
Expiring 11/16/17	Citigroup Global Markets	IDR	7,824,849	579,576	576,166	(3,410)
Expiring 11/16/17	Citigroup Global Markets	IDR	1,015,176	76,942	74,750	(2,192)

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	51

Schedule of Investments (continued)

as of October 31, 2017

Forward foreign currency exchange contracts outstanding at October 31, 2017 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Japanese Yen,
Expiring 01/26/18	Barclays Capital Group	JPY	338	$3,000	$2,985	$(15)
Expiring 01/26/18	UBS AG	JPY	23,053	203,229	203,681	452
Mexican Peso,
Expiring 11/10/17	Citigroup Global Markets	MXN	5,805	320,107	302,234	(17,873)
Expiring 03/27/18	Citigroup Global Markets	MXN	3,183	160,000	161,905	1,905
New Taiwanese Dollar,
Expiring 11/08/17	Citigroup Global Markets	TWD	4,702	158,200	155,952	(2,248)
New Zealand Dollar,
Expiring 01/12/18	Barclays Capital Group	NZD	80	57,000	54,372	(2,628)
Expiring 01/12/18	Barclays Capital Group	NZD	260	184,279	177,976	(6,303)
Expiring 01/12/18	UBS AG	NZD	53	36,301	36,333	32
Expiring 01/12/18	UBS AG	NZD	79	57,000	54,224	(2,776)
Expiring 01/12/18	UBS AG	NZD	248	172,368	169,429	(2,939)
Norwegian Krone,
Expiring 01/24/18	Citigroup Global Markets	NOK	1,333	167,779	163,543	(4,236)
Philippine Peso,
Expiring 12/15/17	UBS AG	PHP	4,100	80,567	79,191	(1,376)
Polish Zloty,
Expiring 01/24/18	Barclays Capital Group	PLN	1,237	344,167	339,938	(4,229)
Russian Ruble,
Expiring 11/17/17	Citigroup Global Markets	RUB	3,162	52,349	53,917	1,568
Expiring 11/17/17	Citigroup Global Markets	RUB	3,651	60,433	62,245	1,812
Expiring 11/17/17	Citigroup Global Markets	RUB	3,654	60,433	62,299	1,866
Expiring 01/12/18	JPMorgan Chase	RUB	23,690	402,192	399,939	(2,253)
Singapore Dollar,
Expiring 11/13/17	UBS AG	SGD	268	199,175	196,272	(2,903)
Expiring 11/13/17	UBS AG	SGD	268	199,175	196,296	(2,879)
Expiring 11/13/17	UBS AG	SGD	269	199,050	197,247	(1,803)
South African Rand,
Expiring 12/15/17	Citigroup Global Markets	ZAR	3,249	235,600	227,961	(7,639)
South Korean Won,
Expiring 11/17/17	JPMorgan Chase	KRW	104,745	92,900	93,500	600
Swedish Krona,
Expiring 01/24/18	Citigroup Global Markets	SEK	1,701	203,871	204,370	499
Expiring 01/24/18	JPMorgan Chase	SEK	1,807	222,874	217,039	(5,835)
Turkish Lira,
Expiring 12/15/17	Hong Kong & Shanghai Bank	TRY	974	274,406	253,331	(21,075)

				$7,543,775	$7,412,598	(131,177)

See Notes to Financial Statements.

52

Forward foreign currency exchange contracts outstanding at October 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/12/18	Barclays Capital Group	AUD	69	$53,800	$52,637	$1,163
Expiring 01/12/18	Barclays Capital Group	AUD	69	53,800	52,597	1,203
Expiring 01/12/18	Citigroup Global Markets	AUD	228	177,745	174,715	3,030
Expiring 01/12/18	Citigroup Global Markets	AUD	118	90,500	89,896	604
Expiring 01/12/18	Citigroup Global Markets	AUD	107	83,022	81,903	1,119
Expiring 01/12/18	Citigroup Global Markets	AUD	107	83,022	81,872	1,150
Expiring 01/12/18	Citigroup Global Markets	AUD	100	77,900	76,706	1,194
Expiring 01/12/18	Citigroup Global Markets	AUD	94	72,400	71,964	436
Expiring 01/12/18	UBS AG	AUD	213	165,662	162,535	3,127
Expiring 01/12/18	UBS AG	AUD	118	90,500	89,890	610
Brazilian Real,
Expiring 11/03/17	Barclays Capital Group	BRL	472	145,247	144,220	1,027
Expiring 11/03/17	Citigroup Global Markets	BRL	465	144,798	142,189	2,609
British Pound,
Expiring 01/26/18	Citigroup Global Markets	GBP	157	209,031	209,518	(487)
Expiring 01/26/18	UBS AG	GBP	484	638,691	644,101	(5,410)
Expiring 01/26/18	UBS AG	GBP	157	209,070	209,516	(446)
Canadian Dollar,
Expiring 01/12/18	Barclays Capital Group	CAD	110	88,450	85,715	2,735
Expiring 01/12/18	Citigroup Global Markets	CAD	58	45,900	44,623	1,277
Expiring 01/12/18	Hong Kong & Shanghai Bank	CAD	57	45,900	44,604	1,296
Expiring 01/12/18	JPMorgan Chase	CAD	112	88,800	86,767	2,033
Expiring 01/12/18	JPMorgan Chase	CAD	111	88,800	86,469	2,331
Expiring 01/12/18	UBS AG	CAD	260	203,229	202,076	1,153
Expiring 01/12/18	UBS AG	CAD	47	36,300	36,290	10
Chinese Renminbi,
Expiring 01/26/18	Citigroup Global Markets	CNH	999	149,432	149,675	(243)
Euro,
Expiring 01/26/18	Citigroup Global Markets	EUR	3,768	4,472,708	4,412,886	59,822
Expiring 01/26/18	Citigroup Global Markets	EUR	425	495,558	497,673	(2,115)
Expiring 01/26/18	Citigroup Global Markets	EUR	175	203,871	204,960	(1,089)
Expiring 01/26/18	Citigroup Global Markets	EUR	126	146,711	147,569	(858)
Expiring 01/26/18	Citigroup Global Markets	EUR	126	147,052	147,569	(517)
Expiring 01/26/18	UBS AG	EUR	3,768	4,473,825	4,412,887	60,938
Indian Rupee,
Expiring 11/03/17	Bank of America	INR	9,321	143,602	143,851	(249)
Expiring 11/03/17	Citigroup Global Markets	INR	6,582	101,174	101,583	(409)
Expiring 11/03/17	Morgan Stanley	INR	9,321	143,095	143,851	(756)
Israeli Shekel,
Expiring 01/24/18	Citigroup Global Markets	ILS	568	162,284	161,775	509
Expiring 01/24/18	Citigroup Global Markets	ILS	507	145,247	144,550	697

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	53

Schedule of Investments (continued)

as of October 31, 2017

Forward foreign currency exchange contracts outstanding at October 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Japanese Yen,
Expiring 11/20/17	JPMorgan Chase	JPY	204,544	1,826,325	1,800,466	25,859
Expiring 11/27/17	JPMorgan Chase	JPY	450,109	4,020,212	3,963,232	56,980
Expiring 01/16/18	JPMorgan Chase	JPY	1,300,577	11,632,342	11,485,487	146,855
Expiring 01/26/18	Barclays Capital Group	JPY	23,688	209,258	209,294	(36)
Expiring 01/26/18	Citigroup Global Markets	JPY	54,961	484,878	485,608	(730)
Expiring 01/26/18	Citigroup Global Markets	JPY	13,104	115,821	115,779	42
Mexican Peso,
Expiring 11/10/17	Citigroup Global Markets	MXN	1,093	60,807	56,911	3,896
New Taiwanese Dollar,
Expiring 11/08/17	Citigroup Global Markets	TWD	7,108	235,519	235,765	(246)
Expiring 11/08/17	Citigroup Global Markets	TWD	2,168	71,610	71,899	(289)
New Zealand Dollar,
Expiring 01/12/18	Citigroup Global Markets	NZD	158	111,273	107,745	3,528
Expiring 01/12/18	JPMorgan Chase	NZD	208	143,218	142,418	800
Expiring 01/12/18	JPMorgan Chase	NZD	163	113,927	111,202	2,725
Expiring 01/12/18	JPMorgan Chase	NZD	162	113,927	110,987	2,940
Norwegian Krone,
Expiring 01/24/18	Bank of America	NOK	329	41,349	40,366	983
Expiring 01/24/18	Barclays Capital Group	NOK	339	42,723	41,636	1,087
Expiring 01/24/18	UBS AG	NOK	339	42,723	41,541	1,182
Expiring 01/24/18	UBS AG	NOK	329	41,350	40,408	942
Philippine Peso,
Expiring 12/15/17	Citigroup Global Markets	PHP	527	10,266	10,176	90
Polish Zloty,
Expiring 01/24/18	Citigroup Global Markets	PLN	535	146,334	147,115	(781)
Russian Ruble,
Expiring 01/12/18	Barclays Capital Group	RUB	11,314	193,017	190,999	2,018
Expiring 01/12/18	Barclays Capital Group	RUB	5,759	97,300	97,227	73
Expiring 01/12/18	Barclays Capital Group	RUB	5,734	97,300	96,799	501
Singapore Dollar,
Expiring 11/13/17	Citigroup Global Markets	SGD	270	199,050	197,941	1,109
Expiring 11/13/17	Morgan Stanley	SGD	602	442,165	441,638	527
Expiring 11/13/17	UBS AG	SGD	202	149,090	148,461	629
Expiring 11/13/17	UBS AG	SGD	169	124,909	124,352	557
Expiring 11/13/17	UBS AG	SGD	102	74,950	75,138	(188)
South African Rand,
Expiring 12/15/17	UBS AG	ZAR	1,804	134,406	126,609	7,797
Expiring 12/15/17	UBS AG	ZAR	1,804	134,405	126,609	7,796
South Korean Won,
Expiring 11/17/17	Citigroup Global Markets	KRW	104,960	92,195	93,692	(1,497)

See Notes to Financial Statements.

54

Forward foreign currency exchange contracts outstanding at October 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Swedish Krona,
Expiring 01/24/18	Barclays Capital Group	SEK	347	42,722	41,628	1,094
Expiring 01/24/18	Hong Kong & Shanghai Bank	SEK	560	68,900	67,274	1,626
Expiring 01/24/18	UBS AG	SEK	559	68,900	67,115	1,785
Expiring 01/24/18	UBS AG	SEK	346	42,723	41,522	1,201
Swiss Franc,
Expiring 01/26/18	Bank of America	CHF	320	324,537	322,316	2,221
Expiring 01/26/18	Citigroup Global Markets	CHF	146	147,400	147,332	68
Expiring 01/26/18	JPMorgan Chase	CHF	320	324,556	322,314	2,242
Expiring 01/26/18	UBS AG	CHF	639	648,140	644,629	3,511
Turkish Lira,
Expiring 12/15/17	UBS AG	TRY	546	144,799	142,041	2,758

				$36,692,452	$36,273,303	419,149

						$287,972

Cross currency exchange contracts outstanding at October 31, 2017:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation (Depreciation)	Counterparty
OTC cross currency exchange contracts:
01/12/2018	Buy	EUR	128	AUD	196	$280	Citigroup Global Markets
01/12/2018	Buy	EUR	63	CAD	95	57	Barclays Capital Group
01/12/2018	Buy	EUR	63	CAD	95	94	Barclays Capital Group
01/12/2018	Buy	EUR	128	NZD	220	171	Citigroup Global Markets
01/26/2018	Buy	EUR	102	CHF	118	161	Barclays Capital Group
01/26/2018	Buy	JPY	23,122	EUR	174	612	Barclays Capital Group
01/26/2018	Buy	JPY	26,894	EUR	204	(1,111)	Citigroup Global Markets
01/26/2018	Buy	CHF	290	EUR	250	(1,166)	UBS AG
04/06/2018	Buy	BRL	149	EUR	41	(3,576)	Citigroup Global Markets
04/06/2018	Buy	ZAR	684	EUR	43	(3,412)	Goldman Sachs & Co.

						$(7,890)

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	55

Schedule of Investments (continued)

as of October 31, 2017

Credit default swap agreements outstanding at October 31, 2017:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection^(2):
Ameriquest Home Equity	11/30/17	1.500%(M)	60	$75	$—	$75	Goldman Sachs & Co.
Bank of America Prime Mortgage	11/30/17	1.500%(M)	203	254	—	254	Goldman Sachs & Co.
Battalion CLO Ltd.	11/06/17	1.000%(M)	26	28	—	28	Goldman Sachs & Co.
Bear Stearns Asset Backed	11/30/17	1.500%(M)	116	145	—	145	Goldman Sachs & Co.
Capital Credit Partners CLO	11/06/17	1.000%(M)	43	39	—	39	Goldman Sachs & Co.
CBASS Home Equity	11/30/17	1.500%(M)	100	12	—	12	Goldman Sachs & Co.
Chase Mortgage	11/30/17	1.500%(M)	44	55	—	55	Goldman Sachs & Co.
Chase Mortgage	11/30/17	1.500%(M)	28	4	—	4	Goldman Sachs & Co.
Chase Mortgage	11/30/17	1.500%(M)	100	12	—	12	Goldman Sachs & Co.
Chase Mortgage	11/30/17	1.500%(M)	148	184	—	184	Goldman Sachs & Co.
Chase Mortgage	11/30/17	1.500%(M)	124	155	—	155	Goldman Sachs & Co.
Connecticut Avenue Securities	11/30/17	1.500%(M)	84	105	—	105	Goldman Sachs & Co.
Connecticut Avenue Securities	11/30/17	1.500%(M)	52	65	—	65	Goldman Sachs & Co.
Countrywide Home Equity	11/30/17	1.500%(M)	219	27	—	27	Goldman Sachs & Co.
Ellington CLO Ltd.	11/06/17	1.000%(M)	25	27	—	27	Goldman Sachs & Co.
Equity One Home Equity	11/30/17	1.500%(M)	28	36	—	36	Goldman Sachs & Co.
Flatiron CLO Ltd.	11/06/17	1.000%(M)	62	67	—	67	Goldman Sachs & Co.
Flatiron CLO Ltd.	11/06/17	1.000%(M)	49	52	—	52	Goldman Sachs & Co.
GSAMP Home Equity	11/30/17	1.500%(M)	44	55	—	55	Goldman Sachs & Co.
GSO	11/06/17	1.000%(M)	31	29	—	29	Goldman Sachs & Co.
Guggenheim Investment Partners	11/06/17	1.000%(M)	99	91	—	91	Goldman Sachs & Co.
Harbourview CLO	11/06/17	1.000%(M)	36	33	—	33	Goldman Sachs & Co.

See Notes to Financial Statements.

56

Credit default swap agreements outstanding at October 31, 2017 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection^(2) (cont’d.):
Indymac Sub Prime Mortgage	11/30/17	1.500%(M)	36	$45	$—	$45	Goldman Sachs & Co.
Lehman Home Equity	11/30/17	1.500%(M)	100	125	—	125	Goldman Sachs & Co.
Lehman Home Equity	11/30/17	1.500%(M)	116	145	—	145	Goldman Sachs & Co.
LongFellow Place CLO Ltd.	11/06/17	1.000%(M)	53	48	—	48	Goldman Sachs & Co.
Morgan Stanley Home Equity	11/30/17	1.500%(M)	36	45	—	45	Goldman Sachs & Co.
Morgan Stanley Home Equity	11/30/17	1.500%(M)	28	36	—	36	Goldman Sachs & Co.
New Century Home Equity	11/30/17	1.500%(M)	76	95	—	95	Goldman Sachs & Co.
New Century Home Equity	11/30/17	1.500%(M)	52	65	—	65	Goldman Sachs & Co.
New Century Home Equity	11/30/17	1.500%(M)	60	75	—	75	Goldman Sachs & Co.
North End CLO Ltd.	11/06/17	1.000%(M)	48	44	—	44	Goldman Sachs & Co.
OneX	11/06/17	1.000%(M)	52	38	—	38	Goldman Sachs & Co.
Option One Home Equity	11/30/17	1.500%(M)	60	75	—	75	Goldman Sachs & Co.
Option One Home Equity	11/30/17	1.500%(M)	44	6	—	6	Goldman Sachs & Co.
Option One Home Equity	11/30/17	1.500%(M)	52	65	—	65	Goldman Sachs & Co.
Option One Home Equity	11/30/17	1.500%(M)	179	224	—	224	Goldman Sachs & Co.
PineBridge	11/06/17	1.000%(M)	26	24	—	24	Goldman Sachs & Co.
Sankaty	11/06/17	1.000%(M)	88	80	—	80	Goldman Sachs & Co.
Shenkman Capital	11/06/17	1.000%(M)	34	31	—	31	Goldman Sachs & Co.
Soundview Home Equity Loan Trust	11/30/17	1.500%(M)	140	174	—	174	Goldman Sachs & Co.
Stanford Street CLO Ltd.	11/06/17	1.000%(M)	28	25	—	25	Goldman Sachs & Co.

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	57

Schedule of Investments (continued)

as of October 31, 2017

Credit default swap agreements outstanding at October 31, 2017 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection^(2) (cont’d.):
Structured Agency Credit Risk	11/30/17	1.500%(M)	108	$135	$—	$135	Goldman Sachs & Co.
Structured Agency Credit Risk	11/30/17	1.500%(M)	76	95	—	95	Goldman Sachs & Co.
Venture CDO Ltd.	11/06/17	1.000%(M)	45	41	—	41	Goldman Sachs & Co.
Venture CDO Ltd.	11/06/17	1.000%(M)	41	29	—	29	Goldman Sachs & Co.
Wood Street CLO BV	11/06/17	1.000%(M)	37	34	—	34	Goldman Sachs & Co.

				$3,349	$—	$3,349

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2017(5)	Value at Trade Date	Value at October 31, 2017(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on corporate and/or sovereign issues—Sell Protection(2):
General Motors Co.	06/20/19	5.000%(Q)	185	0.113%	$20,697	$15,799	$(4,898)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2017(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign Issues —Sell Protection(2):
Hellenic Republic	06/20/22	1.000%(Q)	270	4.638%	$(38,112)	$(46,605)	$8,493	Citigroup Global Markets
Hellenic Republic	06/20/22	1.000%(Q)	60	4.638%	(8,469)	(10,657)	2,188	Goldman Sachs & Co.
Hellenic Republic	12/20/24	1.000%(Q)	420	4.714%	(83,304)	(96,658)	13,354	Citigroup Global Markets
Hellenic Republic	06/20/24	1.000%(Q)	350	4.716%	(66,014)	(75,726)	9,712	Barclays Capital Group
Petroleo Brasileiro SA	06/20/18	1.000%(Q)	220	0.42%	1,071	(16,868)	17,939	Morgan Stanley
Republic of Italy	09/20/20	1.000%(Q)	180	0.852%	956	834	122	JPMorgan Chase

					$(193,872)	$(245,680)	$51,808

See Notes to Financial Statements.

58

Credit default swap agreements outstanding at October 31, 2017 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Buy Protection(1):
CMBX.NA.10.AAA	11/17/59	0.500%(M)	2,000	$12,686	$22,950	$(10,264)	Deutsche Bank AG

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Sell Protection(2):
CMBX.NA.6.AA	05/11/63	1.500%(M)	1,000	$(3,687)	$(9,794)	$6,107	Morgan Stanley
CMBX.NA.6.AA	05/11/63	1.500%(M)	1,000	(3,668)	(662)	(3,006)	Goldman Sachs & Co.
CMBX.NA.6.AA	05/11/63	1.500%(M)	500	(1,843)	(30,606)	28,763	Credit Suisse First Boston Corp.

				$(9,198)	$(41,062)	$31,864

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The fair value of credit default swap agreements on credit indices and asset-backed securities serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	59

Schedule of Investments (continued)

as of October 31, 2017

Currency swap agreements outstanding at October 31, 2017:

Notional Amount (000)#	Fund Receives	Notional Amount (000)#		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC currency swap agreements:
1,069	3 Month LIBOR(Q)	EUR	1,000	(0.484%)(A)	JPMorgan Chase	01/31/21	$(96,797)	$—	$(96,797)
1,079	3 Month LIBOR(Q)	EUR	1,000	(0.216%)(A)	JPMorgan Chase	03/21/23	(85,771)	—	(85,771)

							$(182,568)	$—	$(182,568)

Inflation Swap Agreements outstanding at October 31, 2017:

Notional Amount (000)#		Termination Date	Fixed Rate		Floating Rate	Value at Trade Date	Value at October 31, 2017	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements:
EUR	1,080	08/15/22	1.240	%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	$—	$(3,508)	$(3,508)
EUR	1,175	09/15/22	1.260	%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	(2,733)	(2,733)
EUR	540	08/15/27	1.415	%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	—	3,647	3,647
EUR	570	09/15/27	1.438	%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	—	2,736	2,736
GBP	325	08/15/24	3.346	%(T)	U.K. Retail Price Index(2)(T)	—	(3,262)	(3,262)
GBP	425	08/15/27	3.344	%(T)	U.K. Retail Price Index(1)(T)	—	6,012	6,012
GBP	170	08/15/29	3.380	%(T)	U.K. Retail Price Index(2)(T)	—	(2,482)	(2,482)
GBP	280	07/15/32	3.513	%(T)	U.K. Retail Price Index(2)(T)	—	(663)	(663)
GBP	305	07/15/37	3.515	%(T)	U.K. Retail Price Index(2)(T)	—	(4,297)	(4,297)
GBP	295	08/15/42	3.520	%(T)	U.K. Retail Price Index(2)(T)	(1,156)	(6,319)	(5,163)
GBP	155	07/15/47	3.458	%(T)	U.K. Retail Price Index(1)(T)	(10,150)	5,139	15,289
GBP	95	08/15/47	3.469	%(T)	U.K. Retail Price Index(1)(T)	—	2,237	2,237
GBP	60	10/15/47	3.535	%(T)	U.K. Retail Price Index(2)(T)	—	2,328	2,328
GBP	80	07/15/57	3.325	%(T)	U.K. Retail Price Index(1)(T)	—	4,888	4,888
GBP	80	08/15/57	3.363	%(T)	U.K. Retail Price Index(1)(T)	—	1,310	1,310
GBP	35	10/15/57	3.418	%(T)	U.K. Retail Price Index(1)(T)	—	(2,316)	(2,316)
	1,710	10/25/27	2.160	%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	53	(1,547)	(1,600)

						$(11,253)	$1,170	$12,423

Interest rate swap agreements outstanding at October 31, 2017:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2017	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements:
AUD	3,880	07/07/22	2.460%(S)	6 Month BBSW(2)(S)	$(145)	$14,148	$14,293
AUD	4,955	09/25/22	2.958%(S)	6 Month BBSW(2)(S)	571	12,533	11,962
AUD	4,125	09/28/22	2.988%(S)	6 Month BBSW(2)(S)	(74)	12,053	12,127

See Notes to Financial Statements.

60

Interest rate swap agreements outstanding at October 31, 2017 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2017	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements (cont’d.):
AUD	1,115	07/19/27	3.355%(S)	6 Month BBSW(2)(S)	$—	$2,228	$2,228
AUD	405	07/19/32	3.130%(S)	6 Month BBSW(2)(S)	(146)	3,380	3,526
BRL	13,849	01/02/19	0.000%(T)	1 Day BROIS(1)(T)	—	2,503	2,503
BRL	8,335	01/02/19	0.000%(T)	1 Day BROIS(1)(T)	—	1,304	1,304
BRL	5,492	01/04/21	0.000%(T)	1 Day BROIS(1)(T)	—	74,171	74,171
BRL	2,682	01/04/21	0.000%(T)	1 Day BROIS(2)(T)	—	34,756	34,756
BRL	2,788	01/04/21	0.000%(T)	1 Day BROIS(2)(T)	—	28,341	28,341
BRL	2,357	01/04/21	0.000%(T)	1 Day BROIS(2)(T)	—	25,221	25,221
BRL	4,645	01/04/21	0.000%(T)	1 Day BROIS(1)(T)	—	(22,635)	(22,635)
BRL	4,117	01/04/21	0.000%(T)	1 Day BROIS(1)(T)	—	(14,687)	(14,687)
BRL	6,260	01/04/21	0.000%(T)	1 Day BROIS(2)(T)	—	(16,674)	(16,674)
BRL	10,376	01/04/21	0.000%(T)	1 Day BROIS(2)(T)	—	(35,165)	(35,165)
BRL	1,886	01/02/23	0.000%(T)	1 Day BROIS(1)(T)	—	7,115	7,115
BRL	3,139	01/02/23	0.000%(T)	1 Day BROIS(2)(T)	—	18,616	18,616
BRL	1,930	01/02/25	0.000%(T)	1 Day BROIS(2)(T)	—	9,284	9,284
BRL	1,734	01/02/25	0.000%(T)	1 Day BROIS(2)(T)	—	3,055	3,055
CAD	12,675	07/26/19	1.605%(S)	3 Month Canadian Bankers Acceptance(2)(S)	(17,118)	(11,402)	5,716
CHF	775	10/12/27	0.746%(A)	6 Month CHF LIBOR(1)(S)	—	(1,923)	(1,923)
EUR	1,900	10/25/37	2.114%(A)	6 Month EURIBOR(1)(S)	—	1,592	1,592
EUR	240	05/11/19	0.000%(A)	6 Month EURIBOR(1)(S)	(432)	(406)	26
EUR	3,540	05/11/22	0.156%(A)	6 Month EURIBOR(1)(S)	(4,481)	(7,048)	(2,567)
EUR	445	05/11/23	0.650%(A)	6 Month EURIBOR(1)(S)	(9,414)	(12,667)	(3,253)
EUR	210	05/11/24	0.396%(A)	6 Month EURIBOR(1)(S)	1,012	(345)	(1,357)
EUR	3,545	08/15/26	0.634%(A)	1 Day EONIA(1)(A)	1,009	(59,215)	(60,224)
EUR	5,455	08/15/26	0.655%(A)	1 Day EONIA(1)(A)	(1,785)	(102,891)	(101,106)
EUR	1,660	05/11/27	0.736%(A)	6 Month EURIBOR(1)(S)	6,894	1,476	(5,418)
EUR	720	10/12/27	1.556%(A)	6 Month EURIBOR(2)(S)	—	2,703	2,703
EUR	1,270	02/15/30	1.124%(A)	6 Month EURIBOR(1)(S)	(305)	(15,988)	(15,683)
EUR	320	05/11/30	0.850%(A)	6 Month EURIBOR(1)(S)	11,952	8,576	(3,376)
EUR	2,030	10/04/32	2.000%(A)	1 Day EONIA(2)(A)	—	(2,436)	(2,436)
EUR	2,030	10/04/32	2.080%(A)	3 Month EURIBOR(1)(Q)	—	(1,385)	(1,385)
EUR	50	05/11/37	1.253%(A)	6 Month EURIBOR(1)(S)	2,263	1,345	(918)
EUR	2,735	08/24/37	1.960%(A)	1 Day EONIA(2)(A)	—	(17,938)	(17,938)
EUR	2,735	08/24/37	2.033%(A)	3 Month EURIBOR(1)(Q)	(329)	8,007	8,336
EUR	1,900	10/25/37	2.085%(A)	3 Month EURIBOR(2)(S)	—	(6,993)	(6,993)
EUR	105	05/11/42	1.350%(A)	6 Month EURIBOR(1)(S)	4,927	3,102	(1,825)
EUR	820	07/04/42	1.416%(A)	1 Day EONIA(2)(A)	(1,631)	17,366	18,997
EUR	1,660	07/04/42	1.438%(A)	1 Day EONIA(2)(A)	—	44,695	44,695
GBP	89,770	12/14/17	0.419%(T)	1 Day SONIA(2)(T)	—	(1,744)	(1,744)
GBP	67,155	02/08/18	0.442%(T)	1 Day SONIA(1)(T)	—	2,245	2,245
GBP	2,575	12/07/27	1.444%(S)	6 Month GBP LIBOR(1)(S)	4,907	(15,669)	(20,576)

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	61

Schedule of Investments (continued)

as of October 31, 2017

Interest rate swap agreements outstanding at October 31, 2017 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2017	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements (cont’d.):
GBP	340	07/06/32	1.933%(S)	6 Month GBP LIBOR(2)(S)	$—	$6,885	$6,885
GBP	1,525	10/30/32	1.633%(S)	6 Month GBP LIBOR(2)(S)	367	27,138	26,771
GBP	410	07/06/42	1.850%(S)	6 Month GBP LIBOR(1)(S)	—	(4,852)	(4,852)
GBP	855	10/30/47	1.680%(S)	6 Month GBP LIBOR(1)(S)	—	(24,993)	(24,993)
JPY	592,600	12/20/24	0.126%(S)	6 Month JPY LIBOR(2)(S)	(10,033)	(14,658)	(4,625)
MXN	3,150	12/27/24	5.795%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(14,474)	(14,474)
MXN	15,000	10/15/26	6.445%(M)	28 Day Mexican Interbank Rate(2)(M)	(23,519)	(51,302)	(27,783)
MXN	4,125	12/09/26	7.780%(M)	28 Day Mexican Interbank Rate(2)(M)	(2,976)	5,368	8,344
NZD	3,250	12/15/17	2.125%(S)	3 Month BBR(2)(Q)	—	13,695	13,695
	7,010	11/01/17	0.639%(T)	1 Day USOIS(1)(T)	—	17,196	17,196
	14,380	11/14/17	0.675%(T)	1 Day USOIS(1)(T)	(1,310)	33,905	35,215
	7,520	11/22/17	0.716%(T)	1 Day USOIS(1)(T)	—	15,850	15,850
	15,360	01/07/18	1.093%(T)	1 Day USOIS(1)(T)	—	2,791	2,791
	5,080	10/07/18	1.253%(A)	1 Day USOIS(1)(A)	—	9,539	9,539
	7,540	11/17/18	1.080%(T)	1 Day USOIS(1)(T)	—	31,475	31,475
	11,330	11/18/18	0.911%(A)	1 Day USOIS(1)(A)	(650)	66,939	67,589
	8,590	06/30/19	1.487%(A)	1 Day USOIS(1)(A)	(3,246)	10,278	13,524
	8,820	06/30/19	1.502%(A)	1 Day USOIS(1)(A)	(6,162)	8,133	14,295
	5,120	09/08/19	1.290%(A)	1 Day USOIS(1)(A)	—	28,227	28,227
	2,495	04/04/20	—(3)(S)	—(3)(S)	—	22	22
	210	12/31/21	1.787%(S)	3 Month LIBOR(1)(Q)	(734)	945	1,679
	1,500	12/31/21	1.850%(S)	3 Month LIBOR(1)(Q)	—	2,510	2,510
	1,295	04/04/22	—(4)(S)	—(4)(S)	—	(325)	(325)
	7,070	05/31/22	2.237%(S)	3 Month LIBOR(1)(Q)	(9,014)	(109,270)	(100,256)
	14,165	07/17/22	—(5)(Q)	—(5)(Q)	297	10,117	9,820
	1,310	09/28/22	2.177%(S)	3 Month LIBOR(1)(Q)	—	3,390	3,390
	7,835	11/01/22	1.815%(S)	3 Month LIBOR(2)(Q)	—	(99,988)	(99,988)
	295	11/30/22	1.982%(S)	3 Month LIBOR(1)(Q)	—	(306)	(306)
	800	12/31/22	1.405%(S)	3 Month LIBOR(1)(Q)	—	24,040	24,040
	70	12/31/22	1.495%(S)	3 Month LIBOR(1)(Q)	—	1,771	1,771
	1,025	05/31/23	1.394%(S)	3 Month LIBOR(1)(Q)	—	35,706	35,706
	1,025	05/31/23	1.395%(S)	3 Month LIBOR(1)(Q)	—	35,642	35,642
	1,395	05/31/23	1.578%(S)	3 Month LIBOR(1)(Q)	(1,482)	33,886	35,368
	250	05/31/23	1.584%(S)	3 Month LIBOR(1)(Q)	—	5,995	5,995
	1,705	08/15/23	1.406%(S)	3 Month LIBOR(1)(Q)	—	67,742	67,742
	6,227	11/15/23	2.209%(S)	3 Month LIBOR(1)(Q)	—	(66,971)	(66,971)
	2,065	02/15/24	2.115%(S)	3 Month LIBOR(1)(Q)	5,067	2,713	(2,354)
	4,274	02/15/24	2.151%(S)	3 Month LIBOR(1)(Q)	(4,718)	(3,792)	926
	5,330	02/15/24	2.167%(S)	3 Month LIBOR(1)(Q)	(29,054)	(9,966)	19,088
	4,575	02/15/24	2.183%(S)	3 Month LIBOR(1)(Q)	(2,991)	(13,195)	(10,204)
	1,095	05/15/24	1.808%(A)	1 Day USOIS(1)(A)	—	6,427	6,427

See Notes to Financial Statements.

62

Interest rate swap agreements outstanding at October 31, 2017 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2017	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements (cont’d.):
	340	05/15/24	1.956%(S)	3 Month LIBOR(2)(Q)	$1,542	$4,402	$2,860
	3,730	08/15/24	2.168%(S)	3 Month LIBOR(1)(Q)	—	9,885	9,885
	30,905	08/15/24	2.170%(S)	3 Month EURIBOR(1)(Q)	100,242	78,703	(21,539)
	2,215	08/15/24	2.176%(S)	3 Month EURIBOR(1)(Q)	(1)	4,874	4,875
	2,205	09/01/24	1.972%(S)	3 Month LIBOR(2)(Q)	—	(28,774)	(28,774)
	3,429	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	38,892	51,730	12,838
	3,145	02/15/27	1.899%(A)	1 Day USOIS(1)(A)	3,971	28,935	24,964
	1,190	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	4,164	4,164
	2,100	02/15/27	2.068%(A)	1 Day USOIS(1)(A)	—	(11,359)	(11,359)
	1,000	05/08/27	2.309%(S)	3 Month LIBOR(1)(Q)	—	(6,693)	(6,693)
	915	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	—	3,731	3,731
	1,925	05/03/32	2.434%(S)	3 Month LIBOR(2)(Q)	—	6,517	6,517
	3,610	02/15/36	2.338%(S)	3 Month LIBOR(2)(Q)	(21,793)	(105,709)	(83,916)
	1,525	05/03/37	2.508%(S)	3 Month LIBOR(1)(Q)	—	(3,393)	(3,393)
	305	02/15/42	1.369%(A)	1 Day USOIS(1)(A)	—	48,200	48,200
	920	10/04/42	2.527%(S)	3 Month LIBOR(2)(Q)	—	(8,948)	(8,948)
	205	09/27/46	1.380%(A)	1 Day USOIS(1)(A)	—	36,885	36,885
	820	10/04/47	2.536%(S)	3 Month LIBOR(1)(Q)	—	8,782	8,782
	205	04/09/48	2.545%(S)	3 Month LIBOR(1)(Q)	—	2,924	2,924
	190	05/08/48	2.627%(S)	3 Month LIBOR(1)(Q)	—	(528)	(528)
ZAR	16,855	09/23/22	7.430%(Q)	3 Month JIBAR(2)(Q)	(1,524)	(19,628)	(18,104)

					$28,846	$191,537	$162,691

Securities with a combined market value of $3,266,861 have been segregated with Citigroup Global Markets to cover requirements for open centrally cleared swap contracts at October 31, 2017.

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.
(3)	The Fund pays the floating rate of 3 Month LIBOR plus 12 bps and receives the floating rate of 6 Month LIBOR.
(4)	The Fund pays the floating rate of 6 Month LIBOR and receives the floating rate of 3 Month LIBOR plus 11.75 bps.
(5)	The Fund pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 28 bps.

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	63

Schedule of Investments (continued)

as of October 31, 2017

Total return swap agreements outstanding at October 31, 2017:

Counterparty	Termination Date	Long (Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC Total Return Swap Agreement :
Credit Suisse First Boston Corp.	01/12/41	414	Pay monthly fixed rate payments on the IOS.FN.450 Index and receive monthly variable payments based on 1 Month LIBOR	$275	$(1,270)	$1,545

(1)	Upfront/recurring fees or commissions, as applicable, are included in net unrealized appreciation (depreciation).

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Automobiles	$—	$1,781,331	$—
Collateralized Loan Obligations	—	67,928,846	1,750,000
Consumer Loans	—	4,244,340	—
Home Equity Loans	—	6,990,016	—
Residential Mortgage-Backed Securities	—	6,624,290	500,000
Student Loans	—	66,107	—
Bank Loans	—	1,393,687	—
Commercial Mortgage-Backed Securities	—	52,033,058	681,731
Corporate Bonds	—	106,178,992	—
Foreign Government Bonds	—	19,433,379	—
Municipal Bonds	—	1,166,831	—

See Notes to Financial Statements.

64

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Residential Mortgage-Backed Securities	$—	$8,346,909	$1,796,044
U.S. Government Agency Obligations	—	1,892,448	—
U.S. Treasury Obligations	—	52,745,444	—
Common Stock	19,965	—	—
Preferred Stock	136,000	—	—
Affiliated Mutual Funds	28,774,260	—	—
Foreign Treasury Obligations	—	17,192,568	—
Options Purchased	110,766	298,915	—
Options Written	(52,125)	(214,965)	—
Other Financial Instruments*
Futures Contracts	(166,192)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	287,972	—
OTC Cross Currency Exchange Contracts	—	(7,890)	—
OTC Credit Default Swap Agreements	—	(190,384)	3,349
Centrally Cleared Credit Default Swap Agreement	—	(4,898)	—
OTC Currency Swap Agreements	—	(182,568)	—
Centrally Cleared Inflation Swaps Agreements		12,423
Centrally Cleared Interest Rate Swap Agreements	—	162,691	—
OTC Total Return Swap Agreement	—	275	—

Total	$28,822,674	$348,179,817	$4,731,124

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Securities— Collateralized Loan Obligations	Asset-Backed Securities— Consumer Loans	Asset-Backed Securities— Residential Mortgage- Backed Securities	Bank Loans	Commercial Mortgage- Backed Securities	Residential Mortgage- Backed Securities	Forward Rate Agreements		Credit Default Swap Agreements
Balance as of 10/31/2016	$4,096,553	$100,012	$1,503,914	$594,000	$—	$—	$(464)		$—
Realized gain (loss)	14,724	—	10,418	3,652	—	4	—	***	—
Change in unrealized appreciation (depreciation)**	10,075	—	2,036	3,000	—	746	464		3,349
Purchases/Exchanges/Issuances	1,750,000	—	500,000	—	681,731	1,800,239	—		—
Sales/Paydowns	(823,552)	—	(1,519,167)	(600,750)	—	(4,953)	—		—
Accrued discounts/premiums	—	—	2,799	98	—	8	—		—

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	65

Schedule of Investments (continued)

as of October 31, 2017

	Asset-Backed Securities— Collateralized Loan Obligations	Asset-Backed Securities— Consumer Loans	Asset-Backed Securities— Residential Mortgage- Backed Securities	Bank Loans	Commercial Mortgage- Backed Securities	Residential Mortgage- Backed Securities	Forward Rate Agreements	Credit Default Swap Agreements
Transfers into Level 3	$—	$—	$—	$—	$—	$—	$—	$—
Transfers out of Level 3	(3,297,800)	(100,012)	—	—	—	—	—	—

Balance as of 10/31/2017	$1,750,000	$—	$500,000	$—	$681,731	$1,796,044	$—	$3,349

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.
**	Of which, $4,095 was relating to securities held at the reporting period end.
***	The realized gain incurred during the period for other financial instruments was $1,632.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of October 31, 2017	Valuation Methodology	Unobservable Inputs
Asset-Backed Securities—Collateralized Loan Obligations	$1,250,000	Pricing at Cost	Unadjusted Purchase Price
Asset-Backed Securities—Collateralized Loan Obligations	500,000	Market Approach	Single Broker Indicative Quote
Asset-Backed Securities—Residential Mortgage-Backed Securities	500,000	Market Approach	Single Broker Indicative Quote
Commercial Mortgage-Backed Securities	681,731	Pricing at Cost	Single Broker Indicative Quote
Residential Mortgage-Backed Securities	1,796,044	Market Approach	Single Broker Indicative Quote
Credit Default Swap Agreements	3,349	Market Approach	Single Broker Indicative Quote

	$4,731,124

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transerred levels as follows:

Investments in Securities	Amount Transfered	Level Transfer	Logic
Asset-Backed Securities—Collateralized Loan Obligations	$2,797,800	Level 3 to Level 2	Single Broker Indicative Quote to Evaluated Bid
Asset-Backed Securities—Collateralized Loan Obligations	$500,000	Level 3 to Level 2	Cost to Evaluated Bid
Asset-Backed Securities—Consumer Loans	$100,012	Level 3 to Level 2	Single Broker Indicative Quote to Evaluated Bid

See Notes to Financial Statements.

66

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2017 were as follows (unaudited):

Industry Classification:

Collateralized Loan Obligations	18.5%
U.S. Treasury Obligations	14.0
Commercial Mortgage-Backed Securities	14.0
Affiliated Mutual Funds (0.8% represents investments purchased with collateral from securities on loan)	7.6
Banks	6.1
Foreign Government Bonds	5.1
Residential Mortgage-Backed Securities	4.6
Foreign Treasury Obligations	4.6
Home Builders	1.9
Home Equity Loans	1.8
Electric	1.6
Healthcare-Services	1.4
Oil & Gas	1.3
Media	1.2
Telecommunications	1.1
Consumer Loans	1.1
Multi-National	1.0
Real Estate Investment Trusts (REITs)	0.9
Pharmaceuticals	0.8
Pipelines	0.8
Diversified Financial Services	0.8
Retail	0.8
Entertainment	0.7
Commercial Services	0.6
Software	0.6
U.S. Government Agency Obligations	0.5
Automobiles	0.5
Insurance	0.5
Mining	0.5
Computers	0.4
Chemicals	0.4
Lodging	0.4
Auto Manufacturers	0.4
Agriculture	0.4%
Textiles	0.4
Semiconductors	0.3
Foods	0.3
Municipal Bonds	0.3
Healthcare-Products	0.3
Forest Products & Paper	0.3
Packaging & Containers	0.3
Internet	0.2
Financial Institutions	0.2
Housewares	0.2
Distribution/Wholesale	0.2
Iron/Steel	0.1
Office/Business Equipment	0.1
Holding Companies—Diversified	0.1
Technology	0.1
Beverages	0.1
Biotechnology	0.1
Options Purchased	0.1
Airlines	0.1
Machinery-Diversified	0.1
Transportation	0.1
Home Furnishings	0.1
Environmental Control	0.1
Engineering & Construction	0.1
Office Furnishings	0.0 *
Student Loans	0.0 *
Miscellaneous Manufacturing	0.0 *
Oil, Gas & Consumable Fuels	0.0 *

101.2
Options Written	(0.1)
Liabilities in excess of other assets	(1.1)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	67

Schedule of Investments (continued)

as of October 31, 2017

instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2017 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	—	—		Due from/to broker—variation margin swaps	4,898	*
Credit contracts	Premiums paid for OTC swap agreements	23,784		Premiums received for OTC swap agreements	287,576
Credit contracts	Unrealized appreciation on OTC swap agreements	90,027		Unrealized depreciation on OTC swap agreements	13,270
Foreign exchange contracts	Unaffiliated investments	46,207		Options written outstanding, at value	16,296
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	1,375		Unrealized depreciation on OTC cross currency exchange contracts	9,265
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	446,186		Unrealized depreciation on OTC forward foreign currency exchange contracts	158,214
Interest rate contracts	Due from/to broker-variation margin futures	581,217	*	Due from/to broker—variation margin futures	747,409	*
Interest rate contracts	Due from/to broker-variation margin swaps	1,079,407	*	Due from/to broker—variation margin swaps	904,293	*
Interest rate contracts	—	—		Premiums received for OTC swap agreements	1,270
Interest rate contracts	Unaffiliated investments	363,474		Options written outstanding, at value	250,794
Interest rate contracts	Unrealized appreciation on OTC swap agreements	1,545		Unrealized depreciation on OTC swap agreements	182,568

Total		$2,633,222			$2,575,853

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

68

The effects of derivative instruments on the Statement of Operations for the year ended October 31,2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Contracts	Forward Rate Agreements	Swaps	Total
Credit contracts	$29,368	$2,800	$—	$—	$—	$67,721	$99,889
Foreign exchange contracts	—	—	—	(227,801)	—	—	(227,801)
Interest rate contracts	(513,282)	432,356	(536,088)	—	4,422	(485,965)	(1,098,557)

Total	$(483,914)	$435,156	$(536,088)	$(227,801)	$4,422	$(418,244)	$(1,226,469)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Contracts	Forward Rate Agreements	Swaps	Total
Credit contracts	$—	$—	$—	$—	$—	$28,556	$28,556
Foreign exchange contracts	(1,776)	13,566	—	299,404	—	—	311,194
Interest rate contracts	(116,750)	94,172	307,641	—	464	1,243,431	1,528,958

Total	$(118,526)	$107,738	$307,641	$299,404	$464	$1,271,987	$1,868,708

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended October 31, 2017, the Fund’s average volume of derivative activities are as follows:

Options Purchased(1)	Options Written(4)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)	Forward Foreign Currency Exchange Contracts— Sold(3)	Cross Currency Exchange Contracts(2)
$323,832	$42,668,317	$100,380,652	$28,832,655	$5,933,210	$14,862,868	$1,041,720

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	69

Schedule of Investments (continued)

as of October 31, 2017

Credit Default Swap Agreements— Buy Protection(4)	Credit Default Swap Agreements— Sell Protection(4)	Currency Swap Agreements(4)	Forward Rate Agreements(4)	Inflation Swap Agreements(4)	Interest Rate Swap Agreements(4)	Total Return Swap Agreements(4)
$400,000	$3,874,600	$2,509,400	$10,380,000	$2,849,387	$288,522,976	$1,351,800

(1)	Cost.
(2)	Value at Trade Date.
(3)	Value at Settlement Date.
(4)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$2,930,035	$(2,930,035)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America	$3,292	$(249)	$3,043	$—	$3,043
Barclays Capital Group	53,440	(111,520)	(58,080)	—	(58,080)
Citigroup Global Markets	146,765	(217,382)	(70,617)	—	(70,617)
Credit Suisse First Boston Corp.	30,308	(31,876)	(1,568)	—	(1,568)
Deutsche Bank AG	22,950	(10,264)	12,686	—	12,686
Goldman Sachs & Co.	20,291	(30,573)	(10,282)	10,282	—
Hong Kong & Shanghai Bank	2,922	(22,296)	(19,374)	—	(19,374)

See Notes to Financial Statements.

70

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
JPMorgan Chase	$462,205	$(379,786)	$82,419	$—	$82,419
Morgan Stanley	25,179	(27,418)	(2,239)	—	(2,239)
UBS AG	94,480	(35,764)	58,716	—	58,716

	$861,832	$(867,128)	$(5,296)	$10,282	$4,986

(1)	Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.
(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	71

Statement of Assets & Liabilities

as of October 31, 2017

Assets
Investments at value, including securities on loan of $2,930,035:
Unaffiliated investments (cost $351,310,492)	$353,311,667
Affiliated investments (cost $28,774,255)	28,774,260
Cash	525,184
Foreign currency, at value (cost $275,592)	270,846
Deposit with broker for futures	10,252
Receivable for Fund shares sold	7,630,352
Interest receivable	2,204,751
Unrealized appreciation on OTC forward foreign currency exchange contracts	446,186
Receivable for investments sold	372,513
Unrealized appreciation on OTC swap agreements	91,572
Due from broker—variation margin swaps	47,929
Premium paid for OTC swap agreements	23,784
Unrealized appreciation on OTC cross currency exchange contracts	1,375
Prepaid expenses	2,401

Total assets	393,713,072

Liabilities
Payable for investments purchased	7,152,399
Payable for Fund shares reacquired	4,780,209
Payable to broker for collateral for securities on loan	3,007,117
Premium received for OTC swap agreements	288,846
Options written outstanding, at value (premiums received $374,828)	267,090
Unrealized depreciation on OTC swap agreements	195,838
Unrealized depreciation on OTC forward foreign currency exchange contracts	158,214
Management fee payable	145,458
Accrued expenses and other liabilities	43,879
Due to broker—variation margin futures	32,747
Distribution fee payable	13,839
Unrealized depreciation on OTC cross currency exchange contracts	9,265
Affiliated transfer agent fee payable	1,852

Total liabilities	16,096,753

Net Assets	$377,616,319

Net assets were comprised of:
Common stock, at par	$38,829
Paid-in capital in excess of par	378,723,412

378,762,241
Distributions in excess of net investment income	(83,512)
Accumulated net realized loss on investment and foreign currency transactions	(3,373,057)
Net unrealized appreciation on investments and foreign currencies	2,310,647

Net assets, October 31, 2017	$377,616,319

See Notes to Financial Statements.

72

Class A
Net asset value and redemption price per share, ($25,392,429 ÷ 2,613,734 shares of common stock issued and outstanding)	$9.72
Maximum sales charge (3.25% of offering price)	0.33

Maximum offering price to public	$10.05

Class C
Net asset value, offering price and redemption price per share, ($10,470,594 ÷ 1,077,113 shares of common stock issued and outstanding)	$9.72

Class Q
Net asset value, offering price and redemption price per share, ($266,398,298 ÷ 27,408,178 shares of common stock issued and outstanding)	$9.72

Class Z
Net asset value, offering price and redemption price per share, ($75,354,998 ÷ 7,729,628 shares of common stock issued and outstanding)	$9.75

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	73

Statement of Operations

Year Ended October 31, 2017

Net Investment Income (Loss)
Income
Interest income	$6,666,273
Affiliated dividend income	256,958
Unaffiliated dividend income	6,686
Income from securities lending, net (including affiliated income of $1,358)	3,532

Total income	6,933,449

Expenses
Management fee	1,185,323
Distribution fee(a)	127,951
Custodian and accounting fees	181,000
Registration fees(a)	177,000
Audit fee	63,000
Transfer agent’s fees and expenses (including affiliated expense of $5,900)(a)	54,000
Shareholders’ reports	51,000
Legal fees and expenses	25,000
Directors’ fees	14,000
Miscellaneous	13,952

Total expenses	1,892,226
Less: Management fee waiver and/or expense reimbursement(a)	(341,888)

Net expenses	1,550,338

Net investment income (loss)	5,383,111

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $300)	(166,706)
Futures transactions	(536,088)
Options written transactions	435,156
Forward rate agreement transactions	4,422
Swap agreements transactions	(418,244)
Forward and cross currency contract transactions	(227,801)
Foreign currency transactions	17,253

(892,008)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(55))	1,024,172
Futures	307,641
Options Written	107,738
Forward rate agreements	464
Swap agreements	1,271,987
Forward and cross currency contracts	299,404
Foreign currencies	20,916

3,032,322

Net gain (loss) on investment and foreign currency transactions	2,140,314

Net Increase (Decrease) In Net Assets Resulting From Operations	$7,523,425

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Q	Class Z
Distribution fee	37,937	90,014	—	—
Transfer Agency fees and expenses	15,400	10,200	100	28,300
Including affiliated expenses	1,300	800	100	3,700
Registration fees	24,200	18,600	98,700	35,500
Management fee waiver and/or expense reimbursement	(46,938)	(34,667)	(179,673)	(80,610)

See Notes to Financial Statements.

74

Statement of Changes in Net Assets

	Year Ended October 31,
	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,383,111	$2,887,407
Net realized gain (loss) on investment and foreign currency transactions	(892,008)	87,577
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	3,032,322	603,472

Net increase (decrease) in net assets resulting from operations	7,523,425	3,578,456

Dividends and Distributions
Dividends from net investment income
Class A	(359,021)	(210,049)
Class C	(148,013)	(134,768)
Class Q	(4,593,672)	(2,189,822)
Class Z	(961,250)	(354,907)

	(6,061,956)	(2,889,546)

Tax return of capital distributions
Class A	—	(23,001)
Class C	—	(14,758)
Class Q	—	(239,793)
Class Z	—	(38,864)

	—	(316,416)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	299,247,403	59,428,066
Net asset value of shares issued in reinvestment of dividends and distributions	6,015,062	3,196,222
Cost of shares reacquired	(73,525,777)	(24,610,129)

Net increase (decrease) in net assets from Fund share transactions	231,736,688	38,014,159

Total increase (decrease)	233,198,157	38,386,653

Net Assets:

Beginning of year	144,418,162	106,031,509

End of year(a)	$377,616,319	$144,418,162

(a) Includes undistributed net investment income of:	$—	$12,291

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	75

Notes to Financial Statements

Prudential Investment Portfolios, Inc. 17 (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company was incorporated in Maryland on September 1, 1994 and currently consists of two investment portfolios: Prudential Short Duration Multi-Sector Fund and Prudential Total Return Bond Fund which are diversified funds. These financial statements relate to the Prudential Short Duration Multi-Sector Bond Fund (the “Fund”).

The investment objective of the Fund is total return.

1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”) (formerly known as Prudential Investments LLC). Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

76

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing recent transaction prices for identical or comparable securities. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price are classified as Level 3 in the fair value hierarchy.

OTC derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing OTC derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated OTC derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain OTC derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the

Prudential Short Duration Multi-Sector Bond Fund	77

Notes to Financial Statements (continued)

respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Connecticut Avenue Securities (CAS) and Structured Agency Credit Risk (STACR): The Fund purchased government controlled Fannie Mae and Freddie Mac securities that transfer most of the cost of defaults to private investors including the Fund. These are

78

insurance-like products that are called CAS by Fannie Mae and STACR securities by Freddie Mac. Payments on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Fund could lose some or all of its principal if the underlying mortgages experience credit defaults.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts.

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Notes to Financial Statements (continued)

This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser or an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value

80

of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Bank Loans: The Fund may invest in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Fund may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Prudential Short Duration Multi-Sector Bond Fund	81

Notes to Financial Statements (continued)

Forward Rate Agreements: Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. The Fund entered into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

Swap Agreements: The Fund may enter into credit default, interest rate and other types of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed-rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: The Fund entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Fund to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

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The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps: The Fund entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

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Notes to Financial Statements (continued)

Total Return Swaps: In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Company, on behalf of the Fund, is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other

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party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of October 31, 2017, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Payment-In-Kind: The Fund may invest in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the

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Notes to Financial Statements (continued)

investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include Distribution fees and Distribution fee waivers, and effective August 1, 2017, Transfer Agent’s fees and expenses, Registration fees and Management fee waivers. Prior to August 1, 2017 Transfer Agent’s fees and expenses, Registration fees and Management fee waivers were not designated as class specific expenses and were allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

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Dividends and Distributions: The Fund expects to pay dividends from net investment income monthly and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Company, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of .50% of the Fund’s average daily net assets up to $5 billion, .475% on the average daily net assets on the next 5 billion and .465% of such assets in excess of $10 billion. The effective management fee rate before any waivers and/or expense reimbursements was .50% for the year ended October 31, 2017. The effective management fee rate, net of waivers and/or expense reimbursement was .36%.

PGIM Investments has contractually agreed through February 28, 2018 to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, underlying funds, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Fund to .60% of the Fund’s average daily net assets. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the

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Notes to Financial Statements (continued)

Class A, Class C, Class Q and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund.

Pursuant to the Fund’s Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .25% and 1% of the average daily net assets of the Class A and C shares, respectively.

PIMS has advised the Fund that it has received $156,859 in front-end sales charges resulting from sales of Class A shares, during the year ended October 31, 2017. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to sales persons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2017, it received $4,111 and $4,546 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended October 31, 2017 no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential

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Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the reporting period ended October 31, 2017, PGIM, Inc. was compensated $1,397 by PGIM Investments for managing the Fund’s securities lending cash collateral as subadviser to the Money Market Fund. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2017 were $227,855,394 and $67,750,678, respectively.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended October 31, 2017, the adjustments were to decrease distributions in excess of net investment income and increase accumulated net realized loss on investment and foreign currency transactions by $583,042 due to the differences in the treatment for book and tax purposes of certain transactions involving foreign currencies, swaps, paydown gains/(losses) and other book to tax differences. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended October 31, 2017, the tax character of dividends paid by the Fund was $6,061,956 of ordinary income. For the year ended October 31, 2016, the tax character of dividends paid by the Fund were $2,889,546 of ordinary income and 316,416 of tax return of capital.

As of October 31, 2017, the accumulated undistributed earnings on a tax basis was $227,986 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2017 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$380,619,119	$3,209,687	$(2,095,191)	$1,114,496

Prudential Short Duration Multi-Sector Bond Fund	89

Notes to Financial Statements (continued)

The differences between book basis and tax basis were primarily attributable to deferred losses on wash sales and other cost basis differences between financial and tax accounting.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2017 of approximately $2,481,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital

The Fund offers Class A, Class C, Class Q and Class Z shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Q and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

The Company is authorized to issue 8.5 billion shares of common stock divided into two funds, with a par value of $.001 per share. There are 255 million shares authorized for the Fund, divided into five classes, designated Class A, Class C, Class Q, Class Z and Class T shares common stock, each of which consists of 10 million, 10 million, 150 million, 60 million and 25 million authorized shares, respectively. The Fund currently does not have Class T shares outstanding.

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As of October 31, 2017, Prudential, through its affiliate entities, including affiliated funds, owned 6,112,317 shares of Class Q of the Fund.

At reporting period end, 4 shareholders of record held 82% of the Fund’s outstanding shares, of which 15% were held by an affiliate of Prudential.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	2,168,056	$20,978,874
Shares issued in reinvestment of dividends and distributions	35,915	347,368
Shares reacquired	(623,184)	(6,013,961)

Net increase (decrease) in shares outstanding before conversion	1,580,787	15,312,281
Shares issued upon conversion from other share class(es)	1,761	16,939
Shares reacquired upon conversion into other share class(es)	(123,000)	(1,186,776)

Net increase (decrease) in shares outstanding	1,459,548	$14,142,444

Year ended October 31, 2016:
Shares sold	718,011	$6,902,339
Shares issued in reinvestment of dividends and distributions	23,206	223,581
Shares reacquired†	(179,192)	(1,725,270)

Net increase (decrease) in shares outstanding before conversion	562,025	5,400,650
Shares reacquired upon conversion into other share class(es)	(8,719)	(83,860)

Net increase (decrease) in shares outstanding	553,306	$5,316,790

Class C
Year ended October 31, 2017:
Shares sold	558,208	$5,403,309
Shares issued in reinvestment of dividends and distributions	15,212	147,116
Shares reacquired	(385,824)	(3,727,647)

Net increase (decrease) in shares outstanding before conversion	187,596	1,822,778
Shares reacquired upon conversion into other share class(es)	(1,760)	(16,939)

Net increase (decrease) in shares outstanding	185,836	$1,805,839

Year ended October 31, 2016:
Shares sold	559,224	$5,375,325
Shares issued in reinvestment of dividends and distributions	15,516	149,488
Shares reacquired†	(275,186)	(2,651,326)

Net increase (decrease) in shares outstanding before conversion	299,554	2,873,487
Shares reacquired upon conversion into other share class(es)	(1,693)	(16,425)

Net increase (decrease) in shares outstanding	297,861	$2,857,062

Prudential Short Duration Multi-Sector Bond Fund	91

Notes to Financial Statements (continued)

Class Q	Shares	Amount
Year ended October 31, 2017:
Shares sold	16,642,260	$161,062,025
Shares issued in reinvestment of dividends and distributions	473,448	4,584,860
Shares reacquired*	(4,806,928)	(46,398,921)

Net increase (decrease) in shares outstanding before conversion	12,308,780	119,247,964
Shares issued upon conversion from other share class(es)	6,955,945	66,987,682
Shares reacquired upon conversion into other share class(es)	(54,494)	(524,778)

Net increase (decrease) in shares outstanding	19,210,231	$185,710,868

Year ended October 31, 2016:
Shares sold	442,596	$4,240,019
Shares issued in reinvestment of dividends and distributions	252,348	2,429,593
Shares reacquired†	(1,577,014)	(15,170,218)

Net increase (decrease) in shares outstanding	(882,070)	$(8,500,606)

Class Z
Year ended October 31, 2017:
Shares sold	11,546,251	$111,803,195
Shares issued in reinvestment of dividends and distributions	96,572	935,718
Shares reacquired	(1,798,858)	(17,385,248)

Net increase (decrease) in shares outstanding before conversion	9,843,965	95,353,665
Shares issued upon conversion from other share class(es)	146,198	1,410,635
Shares reacquired upon conversion into other share class(es)	(6,924,898)	(66,686,763)

Net increase (decrease) in shares outstanding	3,065,265	$30,077,537

Year ended October 31, 2016:
Shares sold	4,427,597	$42,910,383
Shares issued in reinvestment of dividends and distributions	40,755	393,560
Shares reacquired†	(525,360)	(5,063,315)

Net increase (decrease) in shares outstanding before conversion	3,942,992	38,240,628
Shares issued upon conversion from other share class(es)	10,411	100,285

Net increase (decrease) in shares outstanding	3,953,403	$38,340,913

*	Includes affiliated redemptions of 2,758,277 shares with a value of $26,556,384 for Class Q shares.
†	Includes affiliated redemptions of 1,058 shares with a value of $10,159 for Class A shares, 1,044 shares with a value of $10,031 for Class C shares, 1,063 shares with a value of $10,217 for Class Q shares and 1,063 shares with a value of $10,214 for Class Z shares.

7. Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 5, 2017 through October 4, 2018. The Funds pay an annualized

92

commitment fee of .15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 5, 2017, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund did not utilize the SCA during the reporting period ended October 31, 2017.

Prudential Short Duration Multi-Sector Bond Fund	93

Financial Highlights

Class A Shares
	Year Ended October 31,			December 23, 2013(b) through October 31,
	2017	2016	2015	2014
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$9.68	$9.65	$9.99	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.20	.23	.21	.19
Net realized and unrealized gain (loss) on investments	.07	.05	(.14)	(.05)
Total from investment operations	.27	.28	.07	.14
Less Dividends and Distributions:
Dividends from net investment income	(.23)	(.23)	(.41)	(.15)
Tax return of capital distributions	-	(.02)	-	-
Total dividends and distributions	(.23)	(.25)	(.41)	(.15)
Net asset value, end of period	$9.72	$9.68	$9.65	$9.99
Total Return(a):	2.85%	3.00%	.70%	1.41%

Ratios/Supplemental Data:
Net assets, end of period (000)	$25,392	$11,175	$5,797	$1,004
Average net assets (000)	$15,175	$8,868	$2,412	$295
Ratios to average net assets(d)(g):
Expense after waivers and/or expense reimbursement	.85%	.85%	.85%	.90%	(e)
Expense before waivers and/or expense reimbursement	1.16%	1.26%	1.49%	1.62%	(e)
Net investment income (loss)	2.08%	2.35%	2.18%	2.19%	(e)
Portfolio turnover rate	84%	66%	51%	222%	(f)

(a)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Calculated based on average shares outstanding during the period.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.
(g)	The distributor of the Fund had contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets through March 8, 2015. Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from .30% to .25% of average daily net assets.

See Notes to Financial Statements.

94

Class C Shares
	Year Ended October 31,			December 23, 2013(b) through October 31,
	2017	2016	2015	2014
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$9.69	$9.65	$9.99	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.13	.16	.14	.12
Net realized and unrealized gain (loss) on investments	.06	.06	(.15)	(.04)
Total from investment operations	.19	.22	(.01)	.08
Less Dividends and Distributions:
Dividends from net investment income	(.16)	(.16)	(.33)	(.09)
Tax return of capital distributions	-	(.02)	-	-
Total dividends and distributions	(.16)	(.18)	(.33)	(.09)
Net asset value, end of period	$9.72	$9.69	$9.65	$9.99
Total Return(a):	1.98%	2.34%	(.06)%	.79%

Ratios/Supplemental Data:
Net assets, end of period (000)	$10,471	$8,634	$5,728	$605
Average net assets (000)	$9,001	$7,900	$2,495	$166
Ratios to average net assets(d):
Expense after waivers and/or expense reimbursement	1.60%	1.60%	1.60%	1.65%	(e)
Expense before waivers and/or expense reimbursement	1.99%	2.02%	2.26%	2.33%	(e)
Net investment (loss)	1.36%	1.61%	1.42%	1.42%	(e)
Portfolio turnover rate	84%	66%	51%	222%	(f)

(a)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Calculated based on average shares outstanding during the period.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	95

Financial Highlights (continued)

Class Q Shares
	Year Ended October 31,			December 23, 2013(b) through October 31,
	2017	2016	2015	2014
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$9.69	$9.65	$9.99	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.23	.25	.25	.19
Net realized and unrealized gain (loss) on investments	.06	.07	(.16)	(.03)
Total from investment operations	.29	.32	.09	.16
Less Dividends and Distributions:
Dividends from net investment income	(.26)	(.25)	(.43)	(.17)
Tax return of capital distributions	-	(.03)	-	-
Total dividends and distributions	(.26)	(.28)	(.43)	(.17)
Net asset value, end of period	$9.72	$9.69	$9.65	$9.99
Total Return(a):	3.00%	3.37%	.95%	1.63%

Ratios/Supplemental Data:
Net assets, end of period (000)	$266,398	$79,420	$87,644	$85,092
Average net assets (000)	$175,232	$83,676	$87,488	$74,561
Ratios to average net assets(d):
Expense after waivers and/or expense reimbursement	.60%	.60%	.60%	.65%	(e)
Expense before waivers and/or expense reimbursement	.70%	.92%	.97%	1.05%	(e)
Net investment income (loss)	2.34%	2.62%	2.51%	2.20%	(e)
Portfolio turnover rate	84%	66%	51%	222%	(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Calculated based on average shares outstanding during the period.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

96

Class Z Shares
	Year Ended October 31,			December 23, 2013(b) through October 31,
	2017	2016	2015	2014
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$9.69	$9.65	$9.99	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.22	.25	.24	.21
Net realized and unrealized (loss) on investments	.10	.07	(.15)	(.05)
Total from investment operations	.32	.32	.09	.16
Less Dividends and Distributions:
Dividends from net investment income	(.26)	(.25)	(.43)	(.17)
Tax return of capital distributions	-	(.03)	-	-
Total dividends and distributions	(.26)	(.28)	(.43)	(.17)
Net asset value, end of period	$9.75	$9.69	$9.65	$9.99
Total Return(a)	3.30%	3.36%	.94%	1.60%

Ratios/Supplemental Data:
Net assets, end of period (000)	$75,355	$45,189	$6,863	$2,268
Average net assets (000)	$37,657	$14,060	$4,575	$1,074
Ratios to average net assets(d):
Expense after waivers and/or expense reimbursement	.60%	.60%	.60%	.65%	(e)
Expense before waivers and/or expense reimbursement	.81%	1.02%	1.20%	1.29%	(e)
Net investment income (loss)	2.26%	2.51%	2.48%	2.46%	(e)
Portfolio turnover rate	84%	66%	51%	222%	(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Calculated based on average shares outstanding during the period.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	97

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential Investment Portfolios, Inc. 17:

We have audited the accompanying statement of assets and liabilities of Prudential Short Duration Multi-Sector Bond Fund (the “Fund”), a series of Prudential Investment Portfolios, Inc. 17, including the schedule of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from December 23, 2013 (commencement of operations) to October 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2017, and the results of its operations, the changes in its net assets, and the financial highlights for the years or periods described in the first paragraph, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 18, 2017

98

Federal Income Tax Information (unaudited)

For the year ended October 31, 2017, the Fund reports the maximum amount allowable but not less than 82.21% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2018, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of the dividends received by you in calendar year 2017.

Prudential Short Duration Multi-Sector Bond Fund	99

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (59) Board Member Portfolios Overseen: 89	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (65) Board Member Portfolios Overseen: 89	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (65) Board Member Portfolios Overseen: 89	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Short Duration Multi-Sector Bond Fund

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Barry H. Evans (57)± Board Member Portfolios Overseen: 89	Retired; Formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer-Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (2011-present); Director, Manulife Asset Management Limited (2015-present); Formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); Formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).
Keith F. Hartstein (61) Board Member & Independent Chair Portfolios Overseen: 89	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Laurie Simon Hodrick (55)± Board Member Portfolios Overseen: 89	A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (since 1996); Visiting Professor of Law and Rock Center for Corporate Governance Fellow, Stanford Law School (since 2015); Visiting Fellow, Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); Formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008); Formerly Director/Trustee, Merrill Lynch Investment Managers Funds (1999-2006).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company).
Michael S. Hyland, CFA (72) Board Member Portfolios Overseen: 89	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

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Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Richard A. Redeker (74) Board Member & Independent Vice Chair9 Portfolios Overseen: 87	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (74) Board Member Portfolios Overseen: 89	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Frontline Medical Communications (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

± Mr. Evans and Ms. Hodrick joined the Board effective as of September 1, 2017.

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (55) Board Member & President Portfolios Overseen: 89	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.

Prudential Short Duration Multi-Sector Bond Fund

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Scott E. Benjamin (44) Board Member & Vice President Portfolios Overseen: 89	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (58) Board Member Portfolios Overseen: 88	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A. and Sun National Bank

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

(1) The year that each individual joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Richard A. Redeker, 1994; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (62) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (42) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (59) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (59) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (43) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005

Prudential Short Duration Multi-Sector Bond Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Andrew R. French (54) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Charles H. Smith (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since 2016
M. Sadiq Peshimam (53) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (59) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (50) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (56) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (49) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Short Duration Multi-Sector Bond Fund1 (the “Fund”) consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit, and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors,2 met on June 6-8, 2017 and approved the renewal of the agreements through July 31, 2018, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify

[1]	Prudential Short Duration Multi-Sector Bond Fund is a series of Prudential Investment Portfolios, Inc. 17.
[2]

Barry H. Evans and Laurie Simon Hodrick joined the Board effective as of September 1, 2017. Neither Mr. Evans nor Ms. Hodrick participated in the consideration of the renewal of the advisory agreements.

Prudential Short Duration Multi-Sector Bond Fund

Approval of Advisory Agreements (continued)

any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2017.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and

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responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income, and the sub-subadvisory services provided by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2016 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. The Board further noted that the subadviser and the sub-subadviser are affiliated with PGIM Investments and that are profitability is reflected in PGIM Investments’ profitability report. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at its current level of assets the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PGIM

Prudential Short Duration Multi-Sector Bond Fund

Approval of Advisory Agreements (continued)

Investments realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, and PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one- and three-year periods ended December 31, 2016. The Board considered that the Fund commenced operations on December 23, 2013 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2016. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by

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Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Short-Intermediate Investment-Grade Debt Funds Performance Universe), which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•

The Board and PGIM Investments agreed to continue the existing expense cap, which caps the Fund’s annual operating expenses at 0.60% (exclusive of 12b-1 fees and certain other fees), through February 28, 2018.

•

Although the Fund’s net total expense ratio ranked in the third quartile of its Peer Group, the Board noted information provided by PGIM Investments which indicated that the Fund’s net total expenses were only two basis points from the median of all funds in the Peer Group.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Short Duration Multi-Sector Bond Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker •
Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Short Duration Multi-Sector Bond Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL SHORT DURATION MULTI-SECTOR BOND FUND

SHARE CLASS	A	C	Q	Z
NASDAQ	SDMAX	SDMCX	SDMQX	SDMZX
CUSIP	74440B876	74440B868	74440B850	74440B843

MF219E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2017 and October 31, 2016, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $125,485 and $123,459 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended October 31, 2017 and October 31, 2016: none.

(c) Tax Fees

For the fiscal years ended October 31, 2017 and October 31, 2016: none.

(d) All Other Fees

For the fiscal years ended October 31, 2017 and October 31, 2016: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
◾ Federal, state and local income tax compliance; and,
◾ Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments LLC and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended October 31, 2017 and October 31, 2016: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2017 and October 31, 2016 was $0 and $0, respectively.

(h)	Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios, Inc. 17

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	December 20, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 20, 2017

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	December 20, 2017